File No. 33-24962

                         Investment Company No. 811-5186

         As filed with the Securities and Exchange Commission on , 1996

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             Registration Statement under The Securities Act of 1933

                         Post-Effective Amendment No. 17

         Registration Statement under The Investment Company Act of 1940

                                Amendment No. 19


                             AMERICAN SKANDIA TRUST
               (Exact Name of Registrant as Specified in Charter)

                 One Corporate Drive, Shelton, Connecticut 06484
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 926-1888
              (Registrant's Telephone Number, Including Area Code)

                       MARY ELLEN O'LEARY, ESQ., SECRETARY
                             AMERICAN SKANDIA TRUST
                 ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484
                     (Name and Address of Agent for Service)

                                   Copies to:

                              JOHN T. BUCKLEY, ESQ.
                                WERNER & KENNEDY
               1633 BROADWAY, 46TH FLOOR, NEW YORK, NEW YORK 10019


 It is proposed that this filing will become effective (check appropriate space)

            _____ immediately upon filing pursuant to paragraph (b).
            _____ on _____ pursuant to paragraph (b) of rule 485.
            _____ 60 days after filing pursuant to paragraph (a)(1).
            _____ on _______ pursuant to paragraph (a)(1).
            __X_ 75 days after filing pursuant to paragraph (a)(2).
            _____ on _________ pursuant to paragraph (a)(2) of rule 485.
            _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


  Registrant has elected to maintain an indefinite registration of shares under
               Rule 24f-2. The Rule 24f-2 Notice for Registrant's
               fiscal period ended December 31, 1995 was filed on
                               February __, 1996.
--------------------------------------------------------------------------------
                           This filing consists of ___pages.

                                                  AMERICAN SKANDIA TRUST



                                          Registration Statement on Form N-1A

                                                  CROSS REFERENCE SHEET


Form N-1A
Item Number
                                                                    Prospectus
Part A          Prospectus Caption                                  Page Number

1.              Cover Page                                              1
2. *
3.              Condensed Financial Information
4.              Investment Objectives and
                Policies; Organization and
                Description of Shares of the Trust
5.(a)(b)(c)     Management of the Trust
  (d)           Transfer and Shareholder Servicing
                Agent and Custodian
  (e)           Management of the Trust
  (f)           Condensed Financial Information
  (g)           Brokerage Allocation
6.(a)           Organization and Description of
                Shares of the Trust
  (b)           Other Information
  (c)           Organization and Description of
                Shares of the Trust
  (d)           *
  (e)           Cover Page; Other Information
  (f)(g)        Tax Matters

7.(a)           *
  (b)           Purchase and Redemption of Shares;
                Net Asset Values
  (c)           *
  (d)           *
  (e)           *
  (f)           *
8.              Purchase and Redemption of Shares
9.              *

                                                                    Statment of
                                                                    Additional
                Statement of Additional                             Information
Part B          Information Caption                                 Page Number

10.             Cover Page
11.             Table of Contents
12.             *
13.             Investment Objectives and Policies;
                Investment Restrictions;
                Portfolio Turnover; Allocation
                of Investments
14.             Management
15.             Other Information
16.(a)(b)       Management of the Trust
   (c)          *
   (d)          Management of the Trust
   (e)          *
   (f)          *
   (g)          *
   (h)          See Prospectus
   (i)          *
17.(a)          Brokerage Allocation
   (b)          *
   (c)          Brokerage Allocation
   (d)          *
   (e)          *

18.             See Prospectus
19.(a)          Purchase and Redemption of Shares;
                See also Prospectus
   (b)          Computation of Net Asset Values
   (c)          *
20.             See Prospectus
21.             Underwriter
22.             Other Information
23.             Financial Statements


Part C

           Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.







* Not Applicable

     PROSPECTUS MAY 1, 1996 AMERICAN SKANDIA TRUST
                         One Corporate Drive, Shelton,
Connecticut                                                                06484
-------------------------------------------------------------------------------
American Skandia Trust (the "Trust") is a managed, open-end investment company, whose separate portfolios ("Portfolios") are diversified, unless otherwise indicated. The Trust seeks to meet the differing investment objectives of its Portfolios. The Portfolios as of the date of this Prospectus and their investment objectives are as follows:



     Seligman Henderson International Equity Portfolio seeks long-term capital appreciation consistent with the preservation of capital primarily through investment in securities of non-United States issuers. Seligman Henderson International Small Cap Portfolio seeks long-term capital appreciation primarily by making international investments in companies with small to medium market capitalizations. Lord Abbett Growth and Income Portfolio seeks long-term growth of capital and income while attempting to avoid excessive fluctuations in market value. JanCap Growth Portfolio seeks growth of capital in a manner consistent with preservation of capital. AST Money Market Portfolio seeks high current income and maintenance of high levels of liquidity by investing in high quality money market instruments. Federated Utility Income Portfolio seeks high current income and moderate capital appreciation by investing in equity and debt securities of utility companies. Federated High Yield Portfolio seeks high current income by investing in a diversified portfolio of fixed income securities. The Portfolio consists primarily of lower-rated corporate debt obligations, which are commonly referred to as "junk bonds." These lower-rated bonds are considered speculative and are subject to additional risks. AST Phoenix Balanced Asset Portfolio seeks reasonable income, long-term capital growth and conservation of capital through investment in common stocks and fixed income securities, with emphasis on income-producing securities which appear to have some potential for capital enhancement. T. Rowe Price Asset Allocation
Portfolio seeks a high level of total return by investing primarily in a diversified group of fixed income and equity securities. T. Rowe Price International Equity Portfolio seeks total return on its assets from long-term growth of capital and income through investment primarily in established, non-U.S. companies. T. Rowe Price Natural Resources Portfolio seeks long-term growth of capital through investments primarily in common stocks of companies which own or develop natural resources and other basic commodities. [T. Rowe Price International Bond Portfolio seeks to provide high current income and capital appreciation by investing in high-quality, non dollar-denominated government and corporate bonds outside the United States.] Founders Capital Appreciation Portfolio seeks capital appreciation through investment primarily in common stocks of small U.S. companies with market capitalizations of $1.5 billion or less. The Portfolio's securities will ordinarily be traded in the over-the-counter market. INVESCO Equity Income Portfolio seeks high current income while following sound investment practices, with capital growth potential as an additional but secondary consideration, by investing its assets primarily in dividend-paying, marketable common stock of domestic and foreign industrial issuers. PIMCO Total Return Bond Portfolio seeks to maximize total return, consistent with preservation of capital. PIMCO Limited Maturity Bond Portfolio seeks to realize maximum total return, consistent with preservation of capital and prudent investment management. AST Scudder International Bond Portfolio seeks income primarily by investing in high-grade bonds denominated in foreign currencies. Protection and possible enhancement of principal value is a secondary objective. Berger Capital Growth Portfolio seeks long-term capital appreciation by investing primarily in the common stocks of established companies. Robertson Stephens Value + Growth Portfolio seeks capital appreciation.



Investments in American Skandia Trust are neither insured nor guaranteed by the United States Government. Such investments are not bank deposits, and are not insured by, guaranteed by, obligations of, or otherwise supported by, any bank. Although the AST Money Market Portfolio seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

This Prospectus sets forth concisely the information that a prospective investor should know before investing in shares of the Trust and should be retained for future reference. A Statement of Additional Information dated May 1, 1996, containing additional information about the Trust has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. That Statement is available without charge upon request to the Trust at the address listed above or by calling (203) 926-1888.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(continued on page 2)

--------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Shares of the Trust are available, and are marketed as a pooled funding vehicle, for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Shares of the Trust also may be offered directly to qualified pension and retirement plans, including, but not limited to, plans under sections 401, 403, 408 and 457 of the Internal Revenue Code of 1986, as amended ("Qualified Plans"). As of the date of this Prospectus, the only Participating Insurance Company is American Skandia Life Assurance Corporation. From time to time, however, the Trust may enter into participation agreements with other Participating Insurance Companies. The Trust sells and redeems its shares at net asset value without any sales charges, commissions or redemption fees. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Certain Portfolios may not be available in connection with a particular variable annuity contract or variable life insurance policy or Qualified Plan. Please read the Prospectus of the variable annuity contracts and variable life insurance policies issued by Participating Insurance Companies for information regarding contract fees and expenses and any restrictions on purchases.

TABLE OF CONTENTS


                                                                           Page
Financial Highlights
Investment Objectives and Policies
     Seligman  Henderson   International  Equity  Portfolio
     Seligman  Henderson International  Small Cap Portfolio
     Lord Abbett Growth and Income  Portfolio
     JanCap Growth Portfolio
     AST Money Market Portfolio
     Federated Utility Income Portfolio
     Federated  High  Yield  Portfolio
     AST  Phoenix  Balanced  Asset Portfolio
     T.  Rowe  Price  Asset   Allocation   Portfolio
     T.  Rowe  Price International  Equity Portfolio
     T. Rowe Price Natural  Resources  Portfolio
     [T. Rowe Price International Bond Portfolio]
     Founders  Capital  Appreciation  Portfolio
     INVESCO Equity Income Portfolio
     PIMCO Total Return Bond Portfolio
     PIMCO Limited Maturity Bond Portfolio
     AST Scudder  International  Bond  Portfolio
     Berger Capital Growth Portfolio
     Robertson Stephens Value + Growth Portfolio
Certain  Risk  Factors  and  Investment  Methods
Regulatory  Matters
Portfolio Turnover
Brokerage Allocation
Investment  Restrictions
Net Asset Values
Purchase and Redemption of Shares
Management of the Trust
Tax Matters
Organization  and Description  of  Shares  of the  Trust
Portfolio  Annual  Expenses
Performance
Transfer and Shareholder Servicing Agent
 and Custodian
Counsel and Auditors
Other Information

     FINANCIAL  HIGHLIGHTS:  Selected  Per  Share  Data  for  an  Average  Share
Outstanding and Ratios Throughout Each Period: The tables below contain financial information which has been audited in conjunction with the annual audits of the financial statements of American Skandia Trust by Deloitte &
Touche LLP, Independent Auditors. Financial Statements for the year ended December 31, 1995 and the Independent Auditors' Report thereon are included in the Trust's Statement of Additional Information. No financial information is included for the Robertson Stephens Value + Growth Portfolio which is first being offered as of the date of this Prospectus.






                               Seligman Henderson International Equity Portfolio
                                             Audited for the Years 1989 - 1995



                                                 For the Year Ended December 31,

                                                     1995       1994       1993       1992       1991       1990     1989(2)
                                                     ----       ----       ----       ----       ----       ----     ------


Net Asset Value at Beginning of Period                         $17.34     $12.74    $13.90     $12.99     $13.76     $10.00
                                                               ------     ------    ------     ------     ------     ------
Increase (Decrease) from Investment Operations
  Net Investment Income (Loss)                                 0.0963     0.1406  (0.1700)     0.0100     0.2200     0.0600
  Net Realized & Unrealized Gains (Losses) on
   Investments and Foreign Currency Transactions              0.3615     4.4594  (0.9900)     0.9000   (0.6300)     3.7000
                                                              -------     ------  --------     ------   --------     ------
        Total Increase (Decrease)
          from Investment Operations                           0.4578     4.6000  (1.1600)     0.9100   (0.4100)     3.7600
                                                               ------     ------  --------     ------   --------     ------
Less Dividends and Distributions
    Dividends from Net Investment Income                     (0.0282)     0.0000    0.0000     0.0000   (0.2340)     0.0000
    Distributions from Net Realized Capital Gains            (0.1596)     0.0000    0.0000     0.0000   (0.1271)     0.0000
                                                             --------     ------    ------     ------   --------     ------
        Total Dividends and Distributions                    (0.1878)     0.0000    0.0000     0.0000   (0.3611)     0.0000
                                                             --------     ------    ------     ------   --------     ------
Net Asset Value at End of Period.                              $17.61     $17.34    $12.74     $13.90     $12.99     $13.76
                                                               ======     ======    ======     ======     ======     ======
Total Return                                                    2.64%     36.11%   (8.35%)      7.01%    (2.97%)      37.60%
Ratios/Supplemental Data
    Net Assets at End of Period (in 000's)                   $238,050   $150,646   $24,998    $15,892     $6,015     $1,299
Ratios of Expenses to Average Net Assets:
        After Advisory Fee Waiver and Expense
          Reimbursement                                         1.22%      1.52%     2.50%      2.50%      2.38%      1.17%(1)
        Before Advisory Fee Waiver and Expense
          Reimbursement                                         1.32%      1.52%     2.50%      2.82%      8.80%     67.51%(1)
Ratios of Net Investment Income (Loss) to
  Average Net Assets:
    After Advisory Fee Waiver and Expense
     Reimbursement                                              0.55%      0.28%   (1.62%)      0.12%      1.67%      3.72%(1)
    Before Advisory Fee Waiver and Expense
     Reimbursement                                              0.46%      0.28%   (1.62%)    (0.20%)    (4.75%)   (62.62%)(1)
Portfolio Turnover Rate                                        48.69%     31.69%    54.56%     58.74%    76.10%      55.06%
Average Commission Rate Paid (To be filed by amendment)
--------------------------------------------------------------------------------

(1)  Annualized.
(2)  Commenced operations on April 19, 1989.

                                                                          Lord Abbett Growth and
                                                                             Income Portfolio
                                                                        For the Year Ended December 31,


                                                                1995       1994         1993       1992(3)

                                                                ----       ----         ----       -------

Net Asset Value at Beginning of Period                                    $ 12.06      $ 10.70    $ 10.00
                                                                          -------      -------    -------
Increase (Decrease) from Investment Operations
     Net Investment Income (Loss)                                         0.2037       0.1032     0.0700
     Net Realized & Unrealized Gains (Losses) on
       Investments and Foreign Currency Transactions                      0.0581       1.3534     0.6300
                                                                          ------       ------     ------
         Total Increase (Decrease) from
           Investment Operations                                          0.2618       1.4566     0.7000
                                                                          ------       ------     ------
Less Dividends and Distributions
     Dividends from Net Investment Income                                (0.1214)     (0.0358)    0.0000
     Distributions from Net Realized Capital Gains                       (0.2004)     (0.0607)    0.0000
                                                                         --------     --------    ------
       Total Dividends and Distributions                                 (0.3218)     (0.0965)    0.0000
                                                                         --------     --------    ------
Net Asset Value at End of Period                                          $ 12.00      $ 12.06    $ 10.70
                                                                          -------      -------    -------
Total Return                                                               2.22%       13.69%      7.00%
Ratios/Supplemental Data
     Net Assets at End of Period (in 000's)                               $92,050      $48,385    $10,159
Ratios of Expenses to Average Net Assets:
     After Advisory Fee Waiver and Expense
       Reimbursement                                                       1.06%        1.22%    0.99%(1)
     Before Advisory Fee Waiver and
       Expense Reimbursement                                               1.06%        1.33%    1.75%(1)
Ratios of Net Investment Income (Loss)
     to Average Net Assets:
       After Advisory Fee Waiver and
         Expense Reimbursement                                             2.45%        2.05%    2.49%(1)
       Before Advisory Fee Waiver and
         Expense Reimbursement                                             2.45%        1.94%    1.73%(1)
Portfolio Turnover Rate                                                   60.47%       56.70%     34.29%
Average Commission Rate Paid (To be filed by amendment)

--------------------------------------------------------------------------------

(1)  Annualized.
(2)  Commenced operations on April 19, 1989
(3)  Commenced operations on May 1, 1992.

                                                                         JanCap Growth Portfolio

                                                                     For the Year Ended December 31,

                                                                1995       1994         1993       1992(4)

                                                                ----       ----         ----       -------

Net Asset Value at Beginning of Period                                    $ 11.78      $ 10.53    $ 10.00
                                                                          -------      -------    -------
Increase (Decrease) from Investment Operations
     Net Investment Income (Loss)                                         0.0581       0.0276    (0.0100)
     Net Realized & Unrealized Gains (Losses) on
       Investments and Foreign Currenc.y Transactions                    (0.5880)      1.2224     0.5400
                                                                          -------      ------     ------
         Total Increase (Decrease) from
           Investment Operations                                         (0.5299)      1.2500     0.5300
                                                                          -------      ------     ------
Less Dividends and Distributions
     Dividends from Net Investment Income                                (0.0301)      0.0000     0.0000
     Distributions from Net Realized Capital Gains                        0.0000       0.0000     0.0000
                                                                          ------       ------     ------
       Total Dividends and Distributions                                 (0.0301)      0.0000     0.0000
                                                                         --------      ------     ------
Net Asset Value at End of Period                                          $ 11.22      $ 11.78    $ 10.53
                                                                          -------      -------    -------
Total Return                                                             (4.51%)        11.87%      5.30%
Ratios/Supplemental Data
     Net Assets at End of Period (in 000's)                              $245,645     $157,852    $15,218
Ratios of Expenses to Average Net Assets:
     After Advisory Fee Waiver and Expense
       Reimbursement                                                       1.18%        1.22%    1.33%(1)
     Before Advisory Fee Waiver and
       Expense Reimbursement                                               1.18%        1.22%    2.21%(1)
Ratios of Net Investment Income (Loss)
     to Average Net Assets:
       After Advisory Fee Waiver and
         Expense Reimbursement                                             0.62%        0.35%   (0.90%)(1)
       Before Advisory Fee Waiver and
         Expense Reimbursement                                             0.62%        0.35%   (1.78%)(1)
Portfolio Turnover Rate                                                   93.92%       92.16%      1.52%
Average Commission Rate Paid (To be filed by amendment)

--------------------------------------------------------------------------------

(1)  Annualized.
(2)  Commenced operations on April 19, 1989.
(3)  Commenced operations on May 1, 1992.
(4)  Commenced operations on November 6, 1992.

                                                                       AST Money Market Portfolio

                                                                       For the Year Ended December 31,


                                                                1995       1994         1993       1992(5)
                                                                ----       ----         ----       -------

Net Asset Value at Beginning of Period                                    $ 1.00       $ 1.00     $ 1.00
                                                                          ------       ------     ------
Increase (Decrease) from Investment Operations
     Net Investment Income (Loss)                                         0.0369       0.0252     0.0032
     Net Realized & Unrealized Gains (Losses) on
       Investments and Foreign Currency Transactions                      0.0000       0.0000     0.0000
                                                                          ------       ------     ------
         Total Increase (Decrease) from
           Investment Operations                                          0.0369       0.0252     0.0032
                                                                          ------       ------     ------
Less Dividends and Distributions
     Dividends from Net Investment Income                                (0.0367)     (0.0252)   (0.0032)
     Distributions from Net Realized Capital Gains                       (0.0002)      0.0000     0.0000
                                                                          -------      ------     ------
       Total Dividends and Distributions                                 (0.0369)     (0.0252)   (0.0032)
                                                                         --------      -------    -------
Net Asset Value at End of Period                                          $ 1.00       $ 1.00     $ 1.00
                                                                          ------       ------     ------
Total Return                                                               N/A           N/A        N/A
Ratios/Supplemental Data
     Net Assets at End of Period (in 000's)                              $288,588     $114,074    $4,294
Ratios of Expenses to Average Net Assets:
     After Advisory Fee Waiver and Expense
       Reimbursement                                                       0.64%        0.65%    0.65%(1)
     Before Advisory Fee Waiver and
       Expense Reimbursement                                               0.76%        0.84%    1.15%(1)
Ratios of Net Investment Income (Loss)
     to Average Net Assets:
       After Advisory Fee Waiver and
         Expense Reimbursement                                             3.91%        2.52%    2.43%(1)
       Before Advisory Fee Waiver and
         Expense Reimbursement                                             3.78%        2.34%    1.93%(1)
Portfolio Turnover Rate                                                     N/A          N/A        N/A
Average Commission Rate Paid (To be filed by amendment)

--------------------------------------------------------------------------------

(1)  Annualized.
(2)  Commenced operations on April 19, 1989.
(3)  Commenced operations on May 1, 1992.
(4)  Commenced operations on November 6, 1992.
(5)  Commenced operations on November 10, 1992.

                                                    Federated Utility Income Portfolio AST Phoenix Balanced Asset Portfolio

                                                     For the Year Ended December 31,       For the Year Ended December 31,



                                                       1995     1994       1993(6)        1995       1994          1993(6)

                                                       ----     ----       -------        ----       ----          -------

Net Asset Value at Beginning of Period                         $ 10.79    $ 10.00                    $ 10.57      $ 10.00
                                                               -------    -------                    -------      -------
Increase (Decrease) from Investment Operations
     Net Investment Income (Loss)                              0.4607     0.1655                     0.2670       0.0836
     Net Realized & Unrealized Gains (Losses) on
       Investments and Foreign Currency Transactions          (1.2030)    0.6245                    (0.2571)      0.4864
                                                              --------    ------                    --------      ------
         Total Increase (Decrease) from Investment
           Operations                                         (0.7423)    0.7900                     0.0099       0.5700
                                                              --------    ------                     ------       ------
Less Dividends and Distributions
     Dividends from Net Investment Income                     (0.1582)    0.0000                    (0.0721)      0.0000
     Distributions from Net Realized Capital Gains            (0.0195)    0.0000                    (0.0179)      0.0000
                                                              --------    ------                    --------      ------
       Total Dividends and Distributions                      (0.1777)    0.0000                    (0.0900)      0.0000
                                                              --------    ------                    --------      ------
Net Asset Value at End of Period                               $ 9.87     $ 10.79                    $ 10.49      $ 10.57
                                                               ------     -------                    -------      -------
Total Return                                                   (6.95%)      7.90%                      0.09%        5.70%
Ratios/Supplemental Data
     Net Assets at End of Period (in 000's)                    $71,205    $57,643                   $145,624      $91,591
Ratios of Expenses to Average Net Assets:
     After Advisory Fee Waiver and Expense
       Reimbursement                                            0.99%    1.18%(1)                     0.99%      1.13%(1)
     Before Advisory Fee Waiver and
       Expense Reimbursement                                    0.99%    1.18%(1)                     0.99%      1.13%(1)
Ratios of Net Investment Income (Loss)
     to Average Net Assets:
       After Advisory Fee Waiver and
         Expense Reimbursement                                  5.11%    5.09%(1)                     3.08%      2.53%(1)
       Before Advisory Fee Waiver and
         Expense Reimbursement                                  5.11%    5.09%(1)                     3.08%      2.53%(1)
Portfolio Turnover Rate                                        54.26%      5.30%                     86.50%       46.35%
Average Commission Rate Paid (To be filed by amendment)

--------------------------------------------------------------------------------

(1)  Annualized.
(2)  Commenced operations on April 19, 1989.
(3)  Commenced operations on May 1, 1992.
(4)  Commenced operations on November 6, 1992.
(5)  Commenced operations on November 10, 1992.
(6)  Commenced operations on May 4, 1993.






                                                                                                    T. Rowe Price Asset
                                                              Federated High Yield Portfolio       Allocation Portfolio
                                                              For the Year Ended December 31,  For the Year Ended December 31,



                                                                1995            1994(7)          1995           1994(7)

                                                                ----            -------          ----           -------

Net Asset Value at Beginning of Period                                         $ 10.00                          $ 10.00
                                                                               -------                          -------
Increase (Decrease) from Investment Operations
     Net Investment Income (Loss)                                              0.5506                           0.2069
     Net Realized & Unrealized Gains (Losses) on
       Investments and Foreign Currency Transactions                          (0.8606)                         (0.2669)
                                                                               -------                         --------
         Total Increase (Decrease) from Investment
           Operations                                                         (0.3100)                         (0.0600)
                                                                               -------                          -------
Less Dividends and Distributions
     Dividends from Net Investment Income                                      0.0000                           0.0000
     Distributions from Net Realized Capital Gains                             0.0000                           0.0000
                                                                               ------                           ------
       Total Dividends and Distributions                                       0.0000                           0.0000
                                                                               ------
Net Asset Value at End of Period                                               $ 9.69                           $ 9.94
                                                                               ------                           ------
Total Return                                                                   (3.10%)                         (0.60%)
Ratios/Supplemental Data
     Net Assets at End of Period (in 000's)                                    $21,308                          $23,463
Ratios of Expenses to Average Net Assets:
     After Advisory Fee Waiver and Expense
       Reimbursement                                                          1.15%(1)                         1.25%(1)
     Before Advisory Fee Waiver and
       Expense Reimbursement                                                  1.34%(1)                         1.47%(1)
Ratios of Net Investment Income (Loss)
     to Average Net Assets:
       After Advisory Fee Waiver and
         Expense Reimbursement                                                9.06%(1)                         3.64%(1)
       Before Advisory Fee Waiver and
         Expense Reimbursement                                                  8.87%                          3.42%(1)
Portfolio Turnover Rate                                                        40.55%                           31.62%
Average Commission Rate Paid (To be filed by amendment)

--------------------------------------------------------------------------------

(1)  Annualized.
(2)  Commenced operations on April 19, 1989.
(3)  Commenced operations on May 1, 1992.
(4)  Commenced operations on November 6, 1992.
(5)  Commenced operations on November 10, 1992.
(6)  Commenced operations on May 4, 1993.
(7)  Commenced operations on January 4, 1994.

                                                                     PIMCO                              INVESCO
                                                              Total Return Bond Portfolio        Equity Income Portfolio
                                                            For the Year Ended December 31,      For the Year Ended December 31,


                                                              1995           1994(7)                 1995          1994(7)

                                                              ----           -------                 ----          -------

Net Asset Value at Beginning of Period                                       $ 10.00                              $ 10.00
                                                                             -------                              -------
Increase (Decrease) from Investment Operations
     Net Investment Income (Loss)                                            0.2635                               0.1578
     Net Realized & Unrealized Gains (Losses) on
       Investments and Foreign Currency Transactions                        (0.5135)                             (0.4078)
                                                                             -------                             --------
         Total Increase (Decrease) from Investment
           Operations                                                       (0.2500)                             (0.2500)
                                                                             -------                              -------
Less Dividends and Distributions
     Dividends from Net Investment Income                                    0.0000                               0.0000
     Distributions from Net Realized Capital Gains                           0.0000                               0.0000
                                                                             ------                               ------
       Total Dividends and Distributions                                     0.0000                               0.0000
                                                                             ------                               ------
Net Asset Value at End of Period                                             $ 9.75                               $ 9.75
                                                                             ------                               ------
Total Return                                                                 (2.50%)                              (2.50%)
Ratios/Supplemental Data
     Net Assets at End of Period (in 000's)                                  $46,493                              $65,201
Ratios of Expenses to Average Net Assets:
     After Advisory Fee Waiver and Expense
       Reimbursement                                                        1.02%(1)                             1.14%(1)
     Before Advisory Fee Waiver and
       Expense Reimbursement                                                1.02%(1)                             1.14%(1)
Ratios of Net Investment Income (Loss)
     to Average Net Assets:
       After Advisory Fee Waiver and
         Expense Reimbursement                                              5.57%(1)                             3.41%(1)
       Before Advisory Fee Waiver and
         Expense Reimbursement                                              5.57%(1)                             3.41%(1)
Portfolio Turnover Rate                                                      139.25%                              62.87%
Average Commission Rate Paid (To be filed by amendment)

--------------------------------------------------------------------------------

(1)  Annualized.
(2)  Commenced operations on April 19, 1989.
(3)  Commenced operations on May 1, 1992.
(4)  Commenced operations on November 6, 1992.
(5)  Commenced operations on November 10, 1992.
(6)  Commenced operations on May 4, 1993.
(7)  Commenced operations on January 4, 1994.

                                                                  Founders Capital               T. Rowe Price International

                                                                Appreciation Portfolio                  Equity Portfolio
                                                              For the Year Ended December 31,    For the Year Ended December 31,



                                                                1995            1994(7)            1995             1994(7)

                                                                ----            ------             ----             ------

Net Asset Value at Beginning of Period                                         $ 10.00                              $ 10.00
                                                                               -------                              -------
Increase (Decrease) from Investment Operations
     Net Investment Income (Loss)                                              0.1102                               0.0237
     Net Realized & Unrealized Gains (Losses) on
       Investments and Foreign Currency Transactions                           0.7298                              (0.4037)
                                                                               ------                              --------
         Total Increase (Decrease) from Investment
           Operations                                                          0.8400                              (0.3800)
                                                                               ------                               -------
Less Dividends and Distributions
     Dividends from Net Investment Income                                      0.0000                               0.0000
     Distributions from Net Realized Capital Gains                             0.0000                               0.0000
                                                                               ------                               ------
       Total Dividends and Distributions                                       0.0000                               0.0000
                                                                               ------                               ------
Net Asset Value at End of Period                                               $ 10.84                              $ 9.62
                                                                               -------                              ------
Total Return                                                                     8.40%                              (3.80%)
Ratios/Supplemental Data
     Net Assets at End of Period (in 000's)                                    $28,559                             $108,751
Ratios of Expenses to Average Net Assets:
     After Advisory Fee Waiver and Expense
       Reimbursement.                                                         1.30%(1)                             1.75%(1)
     Before Advisory Fee Waiver and
       Expense Reimbursement                                                  1.55%(1)                             1.77%(1)
Ratios of Net Investment Income (Loss)
     to Average Net Assets:
       After Advisory Fee Waiver and
         Expense Reimbursement                                                2.59%(1)                             0.45%(1)
       Before Advisory Fee Waiver and
         Expense Reimbursement                                                2.34%(1)                             0.43%(1)
Portfolio Turnover Rate                                                        197.93%                              15.70%
Average Commission Rate Paid (To be filed by amendment)

--------------------------------------------------------------------------------

(1)  Annualized.
(2)  Commenced operations on April 19, 1989.
(3)  Commenced operations on May 1, 1992.
(4)  Commenced operations on November 6, 1992.
(5)  Commenced operations on November 10, 1992.
(6)  Commenced operations on May 4, 1993.
(7)  Commenced operations on January 4, 1994.

                                                                  AST Scudder International    [T. Rowe Price International
                                                                       Bond Portfolio                Bond Portfolio]
                                                              For the Year Ended December 31,  For the Year Ended December 31,



                                                                  1995          1994(8)          1995           1994(8)

                                                                  ----          -------          ----           -------

Net Asset Value at Beginning of Period                                         $ 10.00                          $ 10.00
                                                                               -------                          -------
Increase (Decrease) from Investment Operations
     Net Investment Income (Loss)                                              0.2681                           0.2681
     Net Realized & Unrealized Gains (Losses) on
       Investments and Foreign Currency Transactions                          (0.5881)                         (0.5881)
                                                                              --------                         --------
         Total Increase (Decrease) from Investment
           Operations                                                         (0.3200)                         (0.3200)
                                                                              --------                         --------
Less Dividends and Distributions
     Dividends from Net Investment Income                                      0.0000                           0.0000
     Distributions from Net Realized Capital Gains                             0.0000                           0.0000
                                                                               ------                           ------
       Total Dividends and Distributions                                       0.0000                           0.0000
                                                                               ------                           ------
Net Asset Value at End of Period                                               $ 9.68                            $9.68
                                                                               ------                            -----
Total Return                                                                   (3.20%)                          (3.20%)
Ratios/Supplemental Data
     Net Assets at End of Period (in 000's)                                    $15,218                          $15,218
Ratios of Expenses to Average Net Assets:
     After Advisory Fee Waiver and Expense
       Reimbursement                                                          1.68%(1)                         1.68%(1)
     Before Advisory Fee Waiver and
       Expense Reimbursement                                                  1.68%(1)                         1.68%(1)
Ratios of Net Investment Income (Loss)
     to Average Net Assets:
       After Advisory Fee Waiver and
         Expense Reimbursement                                                7.03%(1)                         7.03%(1)
       Before Advisory Fee Waiver and
         Expense Reimbursement                                                7.03%(1)                         7.03%(1)
Portfolio Turnover Rate                                                        163.27%                          163.27%
Average Commission Rate Paid (To be filed by amendment)

--------------------------------------------------------------------------------

(1)  Annualized.
(2)  Commenced operations on April 19, 1989.
(3)  Commenced operations on May 1, 1992.
(4)  Commenced operations on November 6, 1992.
(5)  Commenced operations on November 10, 1992.
(6)  Commenced operations on May 4, 1993.
(7)  Commenced operations on January 4, 1994.
(8)  Commenced operations on May 3, 1994.

                                                                           Seligman

                                                       Berger              Henderson         T. Rowe Price    PIMCO
                                                       Capital             International     Natural          Limited
                                                       Growth              Small Cap         Resources        Maturity
                                                       Portfolio           Portfolio         Portfolio        Bond Portfolio
                                                       For the Year        For the Year      For the Year     For the Year
                                                       Ended               Ended             Ended            Ended
                                                       December 31,        December 31,      December 31,     December 31,


                                                     1995       1994(9)      1995(10)          1995(10)       1995(10)
                                                     ----       -------      --------          --------       --------

Net Asset Value at Beginning of Period                         $10.00
Increase (Decrease) from Investment Operations
     Net Investment Income (Loss)                              0.0103
     Net Realized & Unrealized Gains (Losses) on
       Investments and Foreign Currency Transactions          (0.0403)
         Total Increase (Decrease) from Investment
           Operations                                         (0.0300)
Less Dividends and Distributions
     Dividends from Net Investment Income                      0.0000
     Distributions from Net Realized Capital Gains             0.0000
       Total Dividends and Distributions                       0.0000
                                                               ------
Net Asset Value at End of Period                               $ 9.97
Total Return                                                  (0.30%)
Ratios/Supplemental Data
     Net Assets at End of Period (in 000's)                    $3,030
Ratios of Expenses to Average Net Assets:
     After Advisory Fee Waiver and Expense
       Reimbursement                                         1.25%(1)
     Before Advisory Fee Waiver and
       Expense Reimbursement                                 1.70%(1)
Ratios of Net Investment Income (Loss)
     to Average Net Assets:
       After Advisory Fee Waiver and
         Expense Reimbursement                               1.41%(1)
       Before Advisory Fee Waiver and
         Expense Reimbursement                               0.97%(1)
Portfolio Turnover Rate                                         5.36%
Average Commission Rate Paid (To be filed by amendment)

--------------------------------------------------------------------------------

(1)  Annualized.
(2)  Commenced operations on April 19, 1989.
(3)  Commenced operations on May 1, 1992.
(4)  Commenced operations on November 6, 1992.
(5)  Commenced operations on November 10, 1992.
(6)  Commenced operations on May 4, 1993.
(7)  Commenced operations on January 4, 1994.
(8)  Commenced operations on May 3, 1994.
(9)  Commenced operations on October 20, 1994.
(10) Commenced operations on May 2, 1995.

INVESTMENT OBJECTIVES AND POLICIES: The investment objective and policies for each of the Portfolios are described below, and should be considered separately. While certain policies apply to all Portfolios, generally each Portfolio has a different investment objective and certain policies may vary. As a result, the risks, opportunities and returns in each Portfolio may differ. The investment objective of each Portfolio which is specifically identified as "fundamental" may not be changed without approval of the shareholders of the affected Portfolio. Each Portfolio's investment objective or investment policies, unless otherwise specified, is not a fundamental policy and may be changed without shareholder approval. There can be no assurance that any Portfolio's investment objective will be achieved. Risk factors in relation to various securities and instruments in which the Portfolios may invest are described in the sections of this Prospectus and the Trust's Statement of Additional Information entitled "Certain Risk Factors and Investment Methods." Additional information about the investment objectives and policies of each Portfolio may be found in the Trust's Statement of Additional Information under "Investment Objectives and Policies."


     American Skandia Investment Services, Incorporated ("ASISI") is the investment manager ("Investment Manager") for the Trust. Currently, ASISI engages a sub-advisor ("Sub-advisor") for each Portfolio. The Sub-advisor for each Portfolio is as follows: (a) Seligman Henderson International Equity
Portfolio: Seligman Henderson Co.; (b) Seligman Henderson International Small Cap Portfolio: Seligman Henderson Co.; (c) Lord Abbett Growth and Income
Portfolio: Lord, Abbett & Co.; (d) JanCap Growth Portfolio: Janus Capital Corporation; (e) AST Money Market Portfolio: J.P. Morgan Investment Management Inc.; (f) Federated Utility Income Portfolio: Federated Investment Counseling;
(g) Federated High Yield Portfolio: Federated Investment Counseling; (h) AST Phoenix Balanced Asset Portfolio: Phoenix Investment Counsel, Inc.; (i) T. Rowe Price Asset Allocation Portfolio: T. Rowe Price Associates, Inc.; (j) T. Rowe Price International Equity Portfolio: Rowe Price-Fleming International, Inc.;
(k) T. Rowe Price Natural Resources Portfolio: T. Rowe Price Associates, Inc.; [(*) T. Rowe Price International Bond Portfolio: Rowe Price-Fleming
International, Inc.;] (l) Founders Capital Appreciation Portfolio: Founders Asset Management, Inc.; (m) INVESCO Equity Income Portfolio: INVESCO Trust Company; (n) PIMCO Total Return Bond Portfolio: Pacific Investment Management Company; (o) PIMCO Limited Maturity Bond Portfolio: Pacific Investment Management Company; (p) AST Scudder International Bond Portfolio: Scudder, Stevens & Clark, Inc.; (q) Berger Capital Growth Portfolio: Berger Associates, Inc.; and (r) Robertson Stephens Value + Growth Portfolio: Robertson, Stephens & Company Investment Management, L.P.


         Subject to approval of the Board of Trustees of the Trust, the Trust may add one or more portfolios and may cease to offer one or more portfolios, any such cessation to be subject to obtaining required regulatory approvals.


         Each Portfolio may be subject to state regulatory requirements which may be more restrictive than the stated investment policies, in which case, the Sub-advisors will adhere to the more restrictive standard.


Seligman Henderson International Equity Portfolio:


Investment Objective: The investment objective of the Seligman Henderson International Equity Portfolio is long-term capital appreciation consistent with preservation of capital primarily through investment in securities of non-United States issuers. This is a fundamental objective of the Portfolio.


Investment Policies:

         While the Sub-advisor may invest the assets of the Portfolio in securities of issuers domiciled in any country, under normal conditions investments will be made in three principal international regions: The United Kingdom and Continental Europe; the Pacific Basin countries; and Latin America. The Sub-advisor believes that the Portfolio will usually have assets invested in each of these international regions. Although under normal market conditions the Portfolio will be invested in a minimum of five countries, it may have assets invested in many countries. Investments will not normally be made in securities of issuers located in the United States or Canada. Some of the countries in which the Portfolio may invest may be considered to be developing and may involve special risks. For a description of these risks as well as the risks of investing in foreign securities in general, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         When allocating investments among geographic regions and individual countries, the Sub-advisor will consider various criteria that in its view are deemed relevant based on its experience, such as the relative economic growth potential of the various economies and securities regions; expected levels of inflation; financial, social and political conditions influencing investment opportunities; and the outlook for currency relationships.


         The Portfolio may invest in all types of securities, most of which will be denominated in foreign currencies. Since opportunities for long-term growth are primarily expected from equity securities, the Portfolio will normally invest substantially all of its assets in such securities, including common stock, securities convertible into common stock, depository receipts for these securities and warrants. The Portfolio may, however, invest up to 25% of its assets in preferred stock and debt securities if the Sub-advisor believes that the capital appreciation available from an investment in such securities will equal or exceed the capital appreciation available from an investment in equity securities.


         Equity securities in which the Portfolio will invest may be listed on a foreign stock exchange or traded in foreign over-the-counter markets. There is no minimum capitalization requirement for a security to be eligible for inclusion in the Portfolio. The Portfolio will generally purchase securities of medium to large size companies in the principal international markets, although it may purchase securities of companies which have a lower market capitalization in the smaller regional markets.


         With respect to the Portfolio's investment in debt securities, there is no requirement that all such securities be rated by a recognized rating agency. However, it is the policy of the Trust that investments for the Portfolio in debt securities, whether rated or unrated, will be made only if they are, in the opinion of the Sub-advisor, of equivalent quality to "investment grade" securities. "Investment grade" securities are those rated within the four highest quality grades as determined by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"). Securities rated within the highest of the four investment grade categories (i.e., Aaa by Moody's and AAA by Standard & Poor's) are judged to be of the best quality and carry the smallest degree of risk. Securities rated with the lowest of the four categories (i.e., Baa by Moody's and BBB by Standard & Poor's) lack quality investment characteristics, and, in fact, may be speculative. For a discussion of the risks involved in investing in lower-rated debt securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods." For a description of securities ratings, see the Appendix to the Trust's Statement of Additional Information.


         The Portfolio may invest in securities represented by European Depository Receipts ("EDRs") or American Depository Receipts ("ADRs"). For a description of ADRs and EDRs and risks involved therein, see this Prospectus under "Certain Risks Factors and Investment Methods."


         By investing in foreign securities, the Sub-advisor will attempt to take advantage of differences between economic trends and performance of securities markets in various countries. To date, the market value of securities of issuers located in different countries have moved relatively independently of each other and during certain periods the return on equity investments in some countries has exceeded the return on similar investments in the United States. The Sub-advisor believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and also achieve increased diversification. The Portfolio will gain increased diversification by combining securities from various markets that offer different investment opportunities and are affected by different economic trends. International diversification reduces the effect that events in any one country will have on the Portfolio's entire investment holdings. Of course, a decline in the value of the Portfolio's investments in one country may offset potential gains from investments in another country. The Sub-advisor believes that it may reduce risk and may increase returns to shareholders through exposure to a shifting international investment base, expanding foreign stock markets and foreign currencies.

         For a discussion of the risks involved in investing in foreign securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Risk of Currency Fluctuations. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion of the risks of currency fluctuations, see this Prospectus and Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Forward Currency Exchange Contracts. The Sub-advisor will consider changes in exchange rates in making investment decisions. As one way of managing exchange rate risk, the Portfolio may enter into forward currency exchange contracts. The Portfolio will usually enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolio may also use these contracts to hedge the U.S. dollar value of securities it already owns. The Portfolio may be required to cover certain forward currency exchange contract positions by establishing a segregated account with its custodian that will contain only liquid assets, such as U. S. Government securities or other liquid high-grade debt obligations.

         While the Sub-advisor will seek to benefit the Portfolio when using forward contracts, it may or may not be able to project precisely the future exchange rates between foreign currencies and the U.S. dollar. The Portfolio may therefore incur a gain or loss on a forward contract. A forward contract may help reduce the Portfolio's losses on securities denominated in foreign currency, but it may also reduce the potential gain on the securities depending on changes in the currency's value relative to the U.S. dollar or other currencies. For an additional discussion of foreign currency exchange contracts, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."



         Options Transactions. The Portfolio may purchase put options on portfolio securities in an attempt to provide a hedge against a decrease in the price of a security held by the Portfolio. The Portfolio will not purchase options for speculative purposes. Purchasing a put option gives the Portfolio the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

         When the Portfolio purchases an option, it is required to pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Portfolio, the premium and the commission paid may be greater than the amount of the brokerage commission charged if the security were to be purchased or sold directly.


     Risks in Options Transactions. There are risks involved in options transactions. For a discussion of put options and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Borrowing. The Portfolio may from time to time borrow money from banks at prevailing interest rates for temporary, extraordinary or emergency purposes in an amount up to 5% of its total assets and invest the funds in additional securities. For additional limitations on borrowing see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."


         Lending Portfolio Securities. The Portfolio may lend its securities to brokers, dealers and other institutional investors in an amount not to exceed
33-1/3% of the Portfolio's total assets taken at market value, and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. For a discussion of the risks involved in lending and additional limitations on lending, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."


         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements whereby the Portfolio acquires a U.S. Government security or a short-term money market instrument subject to resale to a commercial bank or broker/dealer at an agreed-upon price which reflects an agreed-upon interest rate effective for the period the Portfolio holds the instrument that is unrelated to the interest rate on the instrument. The Portfolio will receive interest from the institution until the time when the repurchase is to occur. The Portfolio will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount invested by the Portfolio, and the Portfolio will make payment for such securities only upon the physical delivery or evidence of book entry transfer to the account of the Trust's custodian. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."


         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in illiquid securities. The Portfolio will not invest more than 10% of its total assets in securities that are illiquid or not readily marketable, including restricted securities and repurchase agreements of more than one week's duration. For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."


         Short Sales. The Portfolio may sell securities short "against the box." While a short sale is the sale of a security the Portfolio does not own, it is "against the box" if at all times when the short position is open the Portfolio owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

         Temporary Investments. When the Sub-advisor believes that market conditions warrant a temporary defensive position, the Portfolio may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks which have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. The commercial paper of U.S. issuers purchased by the Portfolio will consist only of (a) obligations rated Prime-1 by Moody's or A-1 by Standard & Poor's; or (b) unrated obligations issued by companies having an outstanding unsecured debt issue currently rated A or better by Standard & Poor's. See the Appendix to the Trust's Statement of Additional Information for a description of various commercial paper ratings and for debt securities ratings. The Portfolio's investments in foreign short-term instruments will be limited to those which, in the opinion of the Sub-advisor, equate generally to the standards established for U.S. short-term instruments.


Seligman Henderson International Small Cap Portfolio:

Investment Objective: The investment objective of the Seligman Henderson International Small Cap Portfolio is long-term capital appreciation. The Portfolio seeks to achieve this objective primarily by making international investments in securities of companies with small to medium market capitalizations. This is a fundamental objective of the Portfolio.

Investment Policies:


         The Portfolio may invest in securities of issuers domiciled in any country. Under normal conditions investments will be made in three principal regions: The United Kingdom and Continental Europe; the Pacific Basin; and Latin American. Under normal market conditions, the Portfolio's assets will be invested in securities of issuers located in at least three different countries. Investments will not normally be made in securities of issuers located in the United States or Canada. Some of the countries in which the Portfolio may invest may be considered to be developing and may involve special risks. For description of these risks as well as the risks of investing in foreign securities in general, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         In allocating investments among geographic regions and individual countries, the Sub-advisor will consider such factors as the relative economic growth potential of the various economies and securities markets; expected levels of inflation; financial, social and political conditions influencing investment opportunities; and the outlook for currency relationships.

         The Portfolio may invest in all types of securities, most of which will be denominated in currencies other than the U.S. dollar. The Portfolio will normally invest its assets in equity securities, including common stock, securities convertible into common stock, depository receipts for these securities and warrants. The Portfolio may, however, invest up to 25% of its assets in preferred stock and debt securities if the Sub-advisor believes that the capital appreciation available from an investment in such securities will equal or exceed the capital appreciation available from an investment in equity securities. Dividends or interest income are considered only when the Sub-advisor believes that such income will have a favorable influence on the market value of a security in light of the Portfolio's objective of capital appreciation.

         Equity securities in which the Portfolio will invest may be listed on a foreign stock exchange or traded in foreign over-the-counter markets. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in securities of small-to medium-sized companies with market capitalizations up to $750 million, although up to 35% of its total assets may be invested in securities of companies with market capitalizations over $750 million. The Sub-advisor will periodically review and revise the capitalization requirements of smaller companies as circumstances may require. The Sub-advisor anticipates that the Portfolio will continue to hold the securities of smaller companies as those companies grow or expand so long as those investments continue to offer prospects of long-term growth. In extraordinary circumstances, the Portfolio may invest for temporary defensive purposes, without limit, in large capitalization companies or increase its investments in debt securities.

         There is no requirement that the debt securities in which the Portfolio may invest be rated by a recognized rating agency. However, it is the Portfolio's policy that investments in debt securities, whether rated or unrated, will be made only if they are "investment grade" securities or are, in the opinion of the Sub-advisor, of equivalent quality to "investment grade" securities. "Investment grade" securities are those rated within the four highest quality grades as determined by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"). Securities rated within the highest of the four investment grade categories (i.e., Aaa by Moody's and AAA by Standard & Poor's) are judged to be of the best quality and carry the smallest degree of risk. Securities rated within the lowest of the four categories (i.e., Baa by Moody's and BBB by Standard & Poor's) lack high quality investment characteristics and, in fact, may be speculative. For a discussion of the risks involved in lower-rated debt securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods." For a description of securities ratings, see the Appendix to the Trust's Statement of Additional Information.

         The Portfolio may invest in securities represented by European Depository Receipts ("EDRs") or American Depository Receipts ("ADRs"). For a description of ADRs and EDRs and risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         By investing in foreign securities, the Portfolio will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. To date, the market values of securities of issuers located in different countries have moved relatively independently of each other and during certain periods the return on equity investments in some countries has exceeded the return on similar investments in the United States. The Sub-advisor believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. International diversification reduces the effect that events in any one country will have on the Portfolio's entire investment portfolio. Of course, a decline in the value of the Portfolio's investments in one country may offset potential gains from investments in another country.

         For a discussion of the risks involved in investing in foreign securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Risk of Currency Fluctuations. Investments in foreign securities will usually be denominated in foreign currency, and the Portfolio may temporarily hold funds in foreign currencies. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls.

         Forward Currency Exchange Contracts. The Sub-advisor will consider changes in exchange rates in making investment decisions. As one way of managing exchange rate risk, the Portfolio may enter into forward currency exchange contracts. The Portfolio will usually enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolio may also use these contracts to hedge the U.S. dollar value of securities it already owns. The Portfolio may be required to cover certain forward currency exchange contract positions by establishing a segregated account with its custodian that will contain only liquid assets, such as U. S. Government securities or other liquid high-grade debt obligations.

         While the Sub-advisor will seek to benefit the Portfolio when using forward contracts, it may or may not be able to project precisely the future exchange rates between foreign currencies and the U.S. dollar. The Portfolio may therefore incur a gain or loss on a forward contract. A forward contract may help reduce the Portfolio's losses on securities denominated in foreign currency, but it may also reduce the potential gain on the securities depending on changes in the currency's value relative to the U.S. dollar or other currencies. For an additional discussion of foreign currency exchange contracts, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Options Transactions. The Portfolio may purchase put options on portfolio securities in an attempt to provide a hedge against a decrease in the price of a security held by the Portfolio. The Portfolio will not purchase options for speculative purposes. Purchasing a put option gives the Portfolio the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.


         When the Portfolio purchases an option, it is required to pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Portfolio, the premium and the commission paid may be greater than the amount of the brokerage commission charged if the security were to be purchased or sold directly.


     Risks of Options Transactions. For a discussion of call and put options and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Risks of Small Cap Investing. The Sub-advisor believes that smaller companies generally have greater earnings and sales growth potential than larger companies. However, investments in such companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. Less frequently-traded securities may be subject to more abrupt price movements than securities of larger companies.


         Borrowing. The Portfolio may from time to time borrow money from banks for temporary, extraordinary or emergency purposes and may invest the funds in additional securities. Such borrowings will not exceed 5% of the Portfolio's total assets and will be made at prevailing interest rates. For additional limitations on borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Lending Portfolio Securities. The Portfolio may lend its portfolio securities to brokers, dealers and other institutional investors in an amount not to exceed 33-1/3% of the Portfolio's total assets taken at market value, for which it will receive collateral in cash or securities issued or guaranteed by the U.S. Government to be maintained in an amount equal to at least 100% of the current market value of the loaned securities. For a discussion of the risks involved in lending, see this Prospectus under "Certain Risk Factors and Investment Methods," and the Trust's Statement of Additional Information under "Investment Objectives and Policies."


         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with commercial banks or broker/dealers under which the Portfolio acquires a U.S. Government or a short-term money market instrument subject to resale at a mutually agreed-upon price and time. The resale price reflects an agreed-upon interest rate effective for the period the Portfolio holds the instrument that is unrelated to the interest rate on the instrument. The Portfolio's repurchase agreements will at all times be fully collateralized, and the Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Trust's custodian. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in illiquid securities. The Portfolio will not invest more than 10% of its total assets in securities that are illiquid or not readily marketable, including restricted securities and repurchase agreements of more than one week's duration. For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Short Sales. The Portfolio may sell securities short "against-the-box." A short sale "against-the-box" is a short sale in which the Portfolio owns an equal amount of the securities sold short or securities convertible into or exchangeable without payment of further consideration for securities of the same issue as, and equal in amount to, the securities sold short.

         Temporary Investments. When the Sub-advisor believes that market conditions warrant a temporary defensive position, the Portfolio may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. The Portfolio's investments in commercial paper of U.S. issuers will be limited to (a) obligations rated Prime-1 by Moody's or A-1 by Standard & Poor's or (b) unrated obligations issued by companies having an outstanding unsecured debt issue currently rated A or better by Standard & Poor's. A description of various commercial paper ratings and debt securities ratings appears in the Appendix to the Trust's Statement of Additional Information. The Portfolio's investments in foreign short-term instruments will be limited to those that, in the opinion of the Sub-advisor, equate generally to the standards established for U.S. short-term instruments.

Lord Abbett Growth and Income Portfolio:

Investment Objective: The investment objective of the Lord Abbett Growth and Income Portfolio is long-term growth of capital and income while attempting to avoid excessive fluctuations in market value. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Sub-advisor will try to keep the Portfolio's assets invested in those securities which are selling at reasonable prices in relation to value. To do so, the Portfolio may forgo some opportunities for gains when, in the judgment of the Sub-advisor, they carry excessive risk. The Sub-advisor will try to anticipate major changes in the economy and select stocks for the Portfolio which it believes will benefit most from these changes.

         The Portfolio normally will invest in common stocks (including securities convertible into common stocks) of seasoned companies which are expected to show above-average growth and which the Sub-advisor believes to be in sound financial condition. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks held over long periods of time have appreciated in value and their dividends have increased when the companies they represent have prospered and grown.

         The Sub-advisor will be constantly balancing the opportunity for profit against the risk of loss for the Portfolio. In the past, very few industries have continuously provided the best investment opportunities. The Sub-advisor will take a flexible approach and adjust the Portfolio to reflect changes in the opportunity for sound investments relative to the risks assumed. Therefore, the Portfolio will sell securities that the Sub-advisor judges to be overpriced and reinvest the proceeds in other securities which the Sub-advisor believes offer better values.

         At such times that the Sub-advisor deems appropriate and consistent with this Portfolio's investment objective, the Portfolio may: (a) write covered call options which are traded on a national securities exchange with respect to securities in the Portfolio; (b) invest up to 10% of the Portfolio's net assets (at the time of investment) in foreign securities; and (c) invest in straight bonds and other debt securities, including lower-rated high-yield bonds. It is not intended for the Portfolio to write covered call options with respect to securities with an aggregate market value of more than 10% of the Portfolio's gross assets at the time an option is written. The Portfolio will not invest more than 5% of its net assets (at the time of investment) in lower-rated (BB/Ba or lower) high-yield bonds. For a discussion of the risks involved in options transactions and in investing in lower-rated high-yield debt securities or foreign securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods." For an additional description of covered options, see the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         The Portfolio will not purchase securities for trading purposes. To create reserve purchasing power and also for temporary defensive purposes, the Portfolio may invest in short-term debt and other high quality fixed-income securities.

     Lending Portfolio Securities. The Portfolio may engage in the lending of its securities. It is expected that no more that 5% of the Portfolio's gross assets may be committed to securities lending. For a discussion of the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Lower-rated High-yield Bonds. The Portfolio may invest no more than 5% of its net assets (at the time of investment) in lower-rated high-yield bonds. Lower-rated debt obligations are generally considered to be high risk investments. The Portfolio does not have any minimum rating criteria applicable to the fixed-income securities in which it invests. For a description of these instruments and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933. For a discussion of these instruments and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

     Borrowing. For a discussion of limitations on borrowing by the Portfolio and risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods."

JanCap Growth Portfolio:

Investment Objective: The investment objective of the JanCap Growth Portfolio is growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective. This is a fundamental investment objective of the Portfolio.

Investment Policies:


         The Portfolio will pursue its objective by investing primarily in common stocks. Common stock investments will be in industries and companies that the Sub-advisor believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive and regulatory environment. Although the Sub-advisor expects to invest primarily in equity securities, the Sub-advisor may increase the Portfolio's cash position without limitation when the Sub-advisor is of the opinion that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. The Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities or so that the Portfolio may receive a return on its idle cash. Debt securities that the Portfolio may purchase include corporate bonds and debentures (not to exceed 5% of net assets in bonds rated below investment grade), government securities, mortgage- and asset-backed securities, zero-coupon bonds, indexed/structured notes, high-grade commercial paper, certificates of deposit and repurchase agreements. For a discussion of risks involved in lower-rated securities, mortgage- and asset-backed securities and zero coupon bonds, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Although it is the general policy of the Portfolio to purchase and hold securities for capital growth, changes in the Portfolio will be made as the Sub-advisor deems advisable. For example, Portfolio changes may result from liquidity needs, securities having reached a price objective, or by reason of developments not foreseen at the time of the original investment decision. Portfolio changes may be effected for other reasons. In such circumstances, investment income will increase and may constitute a large portion of the return on the Portfolio and the Portfolio will not participate in the market advances or declines to the extent that it would if it were fully invested.


         Because investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result. To a limited extent, the Portfolio may also purchase individual securities in anticipation of relatively short-term price gains, and the rate of portfolio turnover will not be a determining factor in the sale of such securities. However, certain tax rules may restrict the Portfolio's ability to sell securities in some circumstances when the security has been held for less than three months. Increased portfolio turnover necessarily results in correspondingly higher brokerage costs for the Portfolio.


         The Portfolio may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or a new product at that company. Investment in "special situations" carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.


         Foreign Securities. The Portfolio may also purchase securities of foreign issuers, including foreign equity and debt securities and depository receipts. Foreign securities are selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign stocks. No more than 25% of the Portfolio's assets may be invested in foreign securities denominated in foreign currency and not publicly traded in the United States. For a discussion of depository receipts and the risks involved in investing in foreign securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Risks of Currency Fluctuations. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion of the risks of currency fluctuations, see this Prospectus and Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Futures and Options Transactions. Subject to certain limitations, the Portfolio may purchase and write options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily to hedge the Portfolio's positions, against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as increasing the Portfolio's income or otherwise enhancing return. The Portfolio will not use futures contracts and options for leveraging purposes. There can be no assurance, however, that the use of these instruments by the Portfolio will assist it in achieving its investment objective. The use of futures, options, forward contracts and swaps involves investment risks and transaction costs to which the Portfolio would not be subject absent the use of these strategies. The Sub-advisor may, from time to time, at its own expense, call upon the experience of experts to assist it in implementing these strategies.


         Risks of Futures and Options Transactions. There are risks involved in futures and options transactions. For a discussion of futures and options transactions and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."


         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements, which involve the purchase of a security by the Portfolio and a simultaneous agreement (generally with a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. The Portfolio's repurchase agreements will at all times be fully collateralized. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Portfolio and other funds advised by the Sub-advisor may invest in repurchase agreements and other money market instruments through a joint trading account. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements. The Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price. For a discussion of reverse repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued, Delayed Delivery and Forward Transactions. The Portfolio may purchase securities on a when-issued or delayed delivery basis, which generally involves the purchase of a security with payment and delivery due at some time in the future. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. For an additional discussion of when-issued securities and certain risks involved therein, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may also invest up to 15% of its total assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Securities eligible for resale under Rule 144A of the Securities Act of 1933, and commercial paper issued under Section 4(2) of the Securities Act of 1933, could be deemed "liquid" when saleable in a readily available market. For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."


         Lending Portfolio Securities. Subject to the Portfolio's restrictions on lending, the Portfolio may borrow money from or lend money to other Portfolios of the Trust or other funds that permit such transactions and are managed by the Investment Manager or are advised by the Sub-advisor if the Trust seeks, on behalf of the Portfolio, permission to do so from the Securities and Exchange Commission. There is no assurance that such permission will be sought or granted. For a discussion of the risks involved in lending, see the Prospectus under "Certain Risk Factors and Investment Methods."

         Lower-rated High-yield Bonds. The Portfolio may invest no more than 5% of its net assets (at the time of investment) in lower-rated high-yield bonds. Lower-rated debt obligations are generally considered to be high risk investments. The Portfolio does not have any minimum rating criteria applicable to the fixed-income securities in which it invests. For a discussion of these instruments and the risks involved therein, see this Prospectus and the Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Borrowing. Subject to the Portfolio's restrictions on borrowing, the Portfolio may also borrow money from banks. For a discussion of the limitations on borrowing by the Portfolio and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

AST Money Market Portfolio:


     Investment Objective: The investment objective of the AST Money Market Portfolio is to seek high current income and maintain high levels of liquidity. This is a fundamental objective of the Portfolio.


Investment Policies:


         The Portfolio attempts to accomplish its objectives by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in the types of high quality U.S. dollar-denominated securities described below which have effective maturities of not more than 397 days. The Portfolio will invest in one or more of the types of investments described below.


     United  States  Government   Obligations.   The  Portfolio  may  invest  in
obligations of the U.S. Government and its agencies ("U.S. Government Obligations") and instrumentalities ("U.S. Government Instrumentalities") maturing 397 days or less from the date of acquisition or purchased pursuant to repurchase agreements that provide for repurchase by the seller within 397 days from the date of acquisition. U.S. Government Obligations, for purposes of this Portfolio, include: (i) direct obligations issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued or guaranteed by government-sponsored agencies acting under authority of Congress, such as, but not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Intermediate Credit Banks, Federal Land Banks, and Tennessee Valley Authority, Federal Home Loan Bank and Federal Farm Credit Bureau. U.S. Government Instrumentalities are government agencies organized by Congress under a Federal Charter and supervised and regulated by the U.S. Government, such as the Federal National Mortgage Association and the Student Loan Mortgage Association. Some of these U.S. Government Obligations are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Mortgage Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to the U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.


         Bank Obligations. The Portfolio may invest in high quality United States dollar-denominated negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under United States federal or state law, (ii) foreign branches of these banks or foreign banks of equivalent size (Euros), and (iii) United States branches of foreign banks of equivalent size (Yankees). The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance these commitments will be undertaken or met in the future.

         Commercial Paper; Bonds. The Portfolio may invest in high quality commercial paper and corporate bonds issued by United States corporations. The Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is United States dollar-denominated and is not subject to foreign withholding tax. For more information about foreign investments, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Asset-Backed Securities. As may be permitted by current laws and regulations and if expressly permitted by the Board of Trustees, the Portfolio may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities provide periodic payments that generally consist of both interest and principal payments. Consequently, the life of an asset-backed security varies with the prepayment experience of the underlying debt instruments. For more information about these instruments and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Quality Information. The Portfolio will limit its investments to those securities which, in accordance with guidelines adopted by the Trustees, present minimal credit risks. In addition, the Portfolio will not purchase any security (other than a United States Government security) unless: (i) if rated by only one nationally recognized rating organization (such as Moody's and Standard & Poor's), then such organization has rated it with the highest rating assigned to short-term debt securities; (ii) if rated by more than one nationally recognized rating organization, then at least two such rating organizations have rated it with the highest rating assigned to short-term debt securities; or (iii) it is not rated and is determined to be of comparable quality. Determinations of comparable quality shall be made in accordance with procedures established by the Trustees. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment, subject in certain circumstances to a finding by the Trustees that disposing of the investment would not be in the Portfolio's best interest. For more information on ratings assigned to debt securities, see the Appendix to the Trust's Statement of Additional Information.

         When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to the Portfolio until settlement. The Portfolio maintains with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabilities other than the obligations created by these commitments. For an additional discussion of when-issued securities and certain risks involved therein, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio is permitted to enter into repurchase agreements. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements. The Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on the Portfolio's ability to maintain a net asset value of $1.00 per share. For a discussion of reverse repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods.


         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated foreign securities. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). Generally, ADRs and EDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or European, in the case of EDRs, securities markets. For a discussion of depository receipts and the risks involved in investing in foreign securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Lending Portfolio Securities. Subject to applicable investment restrictions, the Portfolio is permitted to lend its securities. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. For a discussion of the risks involved in lending, see this Prospectus under "Certain Risk Factors and Investment Methods," and for more information on restrictions on lending, see the Trust's Statement of Additional Information under "Investment Objectives and Policies."

     Borrowing. For a discussion of the limitations on borrowing by the Portfolio and risks involved in Borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods."

Federated Utility Income Portfolio:

Investment Objective: The investment objective of the Federated Utility
Income Portfolio is to achieve high current income and moderate capital appreciation by investing primarily in equity and debt securities of utility companies. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Portfolio will pursue its investment objective by investing in equity and debt securities of utility companies that produce, transmit, or distribute gas and electric energy as well as those companies that provide communications facilities, such as telephone and telegraph companies. The Portfolio will invest at least 65% of its total assets in securities of utility companies, and such investment policy may be changed by a vote of the Board of Trustees. The Portfolio invests primarily in the common stocks of utility companies. The Sub-advisor will select common stocks on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and the risk and volatility of the company's industry as well as other factors such as product position, market share or profitability. The Portfolio may invest in preferred stocks, corporate bonds, notes and warrants of these companies and in cash, U.S. government securities and money market instruments in proportions determined by the Sub-advisor. The Portfolio may also invest in one or more of the types of investments described below.

         Special Risks. There are certain risks associated with the utility industry. These include difficulty in earning adequate returns on investment despite frequent rate increases, restrictions on operations and increased costs and delays due to governmental regulations, building or construction delays, environmental regulations, difficulty of the capital markets in absorbing utility debt and equity securities, and difficulties in obtaining fuel at reasonable prices. The Investment Manager and Sub-advisor believe that the risks of investing in utility securities can be reduced. The professional portfolio management techniques used by the Portfolio to attempt to reduce these risks include credit research. The Sub-advisor will perform its own credit analysis in addition to using recognized ratings agencies and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The Sub-advisor's credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage, and earnings. In evaluating an issuer, the Sub-advisor places special emphasis on the estimated current value of the issuer's assets rather than historical costs.


         Foreign Securities. The Portfolio may invest in securities of foreign issuers, whether traded on United States or foreign securities exchanges, in United States or foreign over-the-counter markets, or in the form of depository receipts. The Portfolio will not invest more than 15% of total assets in securities of foreign issuers not listed on recognized exchanges. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability or other national or international restrictions. As a matter of practice, the Portfolio will not invest in the securities of a foreign issuer if any such risk appears to the Sub-advisor to be substantial. For a discussion of depository receipts and the risks involved in foreign investments, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of its net assets in securities that are considered to be illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Illiquid securities include non-negotiable time deposits, repurchase agreements providing for settlement more than seven days after notice and restricted securities which are determined by the Board of Trustees to be illiquid.

         The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2)"). Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Portfolio, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) commercial paper is normally resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. For a discussion of illiquid and restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."


         Temporary Investments. When the Sub-advisor believes that market conditions warrant a temporary defensive position, the Portfolio may also invest all or a part of its assets in cash, cash items and short-term instruments, such as commercial paper, notes, certificates of deposit, obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities and repurchase agreements. The Portfolio's investment in repurchase agreements will be limited to those with banks and other financial institutions, such as broker-dealers, which are determined by the Sub-advisor to be creditworthy pursuant to guidelines promulgated by the Board of Trustees. Repurchase agreements are arrangements in which banks, broker-dealers, and other financial institutions sell U.S. government securities or other securities to the Portfolio and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Portfolio's custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Portfolio, the Portfolio could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Portfolio might be delayed pending court action. The Portfolio will only enter into repurchase agreements with banks or other recognized financial institutions, such as broker-dealers, which are found by the Sub-advisor to be creditworthy.

         Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements. When effecting reverse repurchase agreements, assets of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the Portfolio's records at the trade date and are maintained until the transaction is settled. For a discussion of reverse repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. The Portfolio may lend its securities to brokers, dealers, banks or other institutional borrowers of securities in an amount not to exceed 33% of the Portfolio's total assets. The Portfolio will only enter into loan arrangements with brokers, dealers, banks and other institutions which the Sub-advisor has determined to be creditworthy pursuant to guidelines promulgated by the Board of Trustees. The Portfolio will receive collateral at least equal to 100% of the value of the securities loaned. For an additional discussion of the restrictions on the Portfolio's lending, see the Trust's Statement of Additional Information under "Investment Objectives and Policies," and for a discussion of the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued and Delayed Delivery Transactions. The Portfolio may purchase securities on a when-issued or delayed delivery basis. The Portfolio will not enter into when-issued commitments exceeding in the aggregate 10% of the market value of the Portfolio's total assets. For more information, see the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         Put and Call Options. The Portfolio may purchase put options on all or a portion of the Portfolio's securities for the purpose of hedging against decreases in the value of the Portfolio's securities. The Portfolio will only purchase puts on Portfolio securities which are traded on a recognized exchange. The Portfolio may also write call options on all or a portion of the Portfolio's securities to generate income. The Portfolio will write call options on either Portfolio securities or securities which the Portfolio has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Portfolio writes must be listed on a recognized options exchange. Although the Portfolio reserves the right to write covered call options on its entire portfolio, it will not write such options on more than 25% of its total assets unless a higher limit is authorized by the Board of Trustees.

     Risks of Options Transactions. For a discussion of put and call options and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Futures Transactions and Related Options. The Portfolio may purchase and sell financial futures contracts for the purpose of hedging all or a portion of its long-term debt securities against changes in interest rates. The Portfolio may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect Portfolio securities against decreases in value. The Portfolio will not purchase or sell futures contracts if immediately thereafter the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets. When the Portfolio purchases futures contracts, an amount of cash and cash equivalents equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Portfolio's custodian (or broker if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts is unleveraged. Futures transactions and related options may not be used for leveraging purposes.

         Risks of Futures Transactions. For a discussion of futures transactions and related options and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Borrowing. For a discussion of limitations on borrowing by the Portfolio and risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods."

Federated High Yield Portfolio:

     Investment Objective: The investment objective of the Federated High Yield Portfolio is to seek high current income by investing primarily in a diversified portfolio of fixed income securities. The fixed income securities in which the Portfolio intends to invest are lower-rated corporate debt obligations. This is a fundamental investment objective. Lower-rated debt obligations are generally considered to be high risk investments.

Investment Policies:

     The Portfolio will invest 65% of its assets in lower-rated fixed income bonds. Under normal circumstances, the Portfolio will not invest more than 10% of the value of its total assets in equity securities. The fixed income securities in which the Portfolio may invest include, but are not limited to: preferred stocks, bonds, debentures, notes, equipment lease certificates and equipment trust certificates.

         The Portfolio will invest primarily in fixed rate corporate debt obligations. The fixed rate corporate debt obligations in which the Portfolio intends to invest are expected to be lower rated. Permitted investments currently include, but are not limited to, the following: corporate debt obligations having fixed or floating rates of interest which are rated BBB or lower by recognized rating agencies; commercial paper; obligations of the United States; notes, bonds, and discount notes of the following U.S. government agencies or instrumentalities: Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Federal Farm Credit Banks, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, or National Credit Union Administration; time and savings deposits (including certificates of deposit) in commercial or savings banks whose deposits are insured by the Bank Insurance Fund ("BIF"), or the Savings Association Insurance Fund ("SAIF"), including certificates of deposit issued by and other time deposits in foreign branches of BIF-insured banks; bankers' acceptances issued by a BIF-insured bank, or issued by the bank's Edge Act subsidiary and guaranteed by the bank, with remaining maturities of nine months or less. The total acceptances of any bank held by the Portfolio cannot exceed 0.25 of 1% of such bank's total deposits according to the bank's last published statement of condition preceding the date of acceptance; and general obligations of any state, territory, or possession of the United States, or their political subdivisions, so long as they are either (1) rated in one of the four highest grades by nationally recognized statistical rating organizations or (2) issued by a public housing agency and backed by the full faith and credit of the United States.

         The corporate debt obligations in which the Portfolio may invest are generally rated BBB or lower by Standard & Poor's Corporation ("Standard & Poor's") or Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or are not rated but are determined by the Sub-advisor to be of comparable quality. A description of the rating categories is contained in the Appendix to the Trust's Statement of Additional Information. There is no lower limit with respect to rating categories for securities in which the Portfolio may invest.


         Special Risks of Lower-Rated Debt Obligations or "Junk Bonds." The corporate debt obligations in which the Portfolio invests are usually not in the three highest rating categories of a nationally recognized rating organization (AAA, AA, or A for Standard & Poor's and Aaa, Aa or A for Moody's) but are in the lower rating categories or are unrated but are of comparable quality and have speculative characteristics or are speculative. Lower-rated or unrated bonds are commonly referred to as "junk bonds." There is no minimal acceptable rating for a security to be purchased or held in the Portfolio, and the Portfolio may, from time to time, purchase or hold securities rated in the lowest rating category. A description of the rating categories is contained in the Appendix to the Trust's Statement of Additional Information.


         The Sub-advisor believes that lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the prices or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers in lower-rated securities. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time.

         As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities. An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligation to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of the securities they have issued. As a result of these restructurings, holders of lower-rated securities may receive less principal and interest than they had bargained for at the time such bonds were purchased. In the event of a restructuring, the Trust may bear additional legal or administrative expenses in order to maximize recovery from an issuer.

         The secondary trading market for lower-rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. In 1989, legislation  was  enacted  that  required  federally  insured  savings  and loan associations to divest their holdings of lower-rated bonds by 1994. The reduction of the number of institutions empowered to purchase and hold lower-rated bonds could have an adverse impact on the overall liquidity of the market. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may also affect the price or liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the Portfolio.

         For an additional discussion of the risks involved in lower-rated securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may acquire securities which are subject to legal or contractual delays, restrictions and costs on resale. As a matter of investment policy which can be changed without shareholder approval, the Portfolio will not invest more than 15% of its net assets in illiquid securities, which include certain private placements not determined to be liquid under criteria established by the Board of Trustees and repurchase agreements providing for settlement in more than seven days after notice. Securities eligible for resale under Rule 144A of the Securities Act of 1933, and commercial paper issued under Section 4(2) of the Securities Act of 1933, could be deemed "liquid" when saleable in a readily available market. For an additional discussion of illiquid and restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."


         When-issued and Delayed Delivery Transactions. The Portfolio may purchase securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the Portfolio relies on the seller to complete the transaction. The seller's failure to complete the transaction may cause the Portfolio to miss a price or yield considered to be advantageous. For an additional discussion of these transactions and the risks involved therein, see the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         Temporary Investments. The Portfolio may also invest all or a part of its assets temporarily in cash or cash items during time of unusual market conditions for defensive purposes or to maintain liquidity. Cash items may include, but are not limited to: certificates of deposit; commercial paper (generally lower-rated); short-term notes; obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities; and repurchase agreements.

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements and certain securities in which the Portfolio invests may be purchased pursuant to repurchase agreements. For an additional discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."


         Lending Portfolio Securities. In order to generate additional income, the Portfolio may lend portfolio securities on a short-term or long-term basis to broker/dealers, banks, or other institutional borrowers of securities. The Portfolio will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Sub-advisor has determined are creditworthy under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned. For an additional discussion of limitations on lending and the risks involved in lending, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

     Borrowing. For a discussion of the limitations on borrowing by the Portfolio and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Portfolio Turnover. While the Sub-advisor does not intend to do substantial short-term trading, from time-to-time it may sell Portfolio securities without considering how long they have been held. The Portfolio would do this: to take advantage of short-term differentials in yields or market values; to take advantage of new investment opportunities; to respond to changes in creditworthiness of an issuer; or to try to preserve gains or limit losses. Any such trading would increase the Portfolio's turnover rate and its transaction costs. However, the Sub-advisor will not attempt to set or meet an arbitrary turnover rate since turnover is incidental to transactions considered necessary to achieve the Portfolio investment objective.

         Zero Coupon Bonds. The Portfolio may, from time to time, own zero coupon bonds or pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities (as opposed to cash). The price of zero coupon bonds and pay-in-kind securities are generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds and paid-in-kind securities be reported as income to the Trust even though the Trust received no cash interest until the maturity or payment date of such securities.

         Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Portfolio owns a bond which is called, the Portfolio will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Portfolio.

         For an additional discussion of zero coupon bonds, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest up to 5% of its total assets in foreign securities which are not publicly traded in the United States. For a discussion of the risks involved in foreign investing, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Reducing Risks of Lower-rated Securities. The Sub-advisor believes that the risks of investing in lower-rated securities may be reduced. There can, however, be no assurances that such risks will actually be reduced by the following methods. The professional portfolio management techniques used by the Sub-advisor to attempt to reduce these risks include:

                  Credit Research. The Sub-advisor will perform its own credit analysis in addition to using nationally recognized rating organizations and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The Sub-advisor's credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest, or dividend coverage and earnings. In evaluating an issuer, the Sub-advisor places special emphasis on the estimated current value of the issuer's assets rather than historical cost.

     Diversification. The Sub-advisor invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

                  Economic Analysis. The Sub-advisor will analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical, and analysis of the business cycle can be important.

AST Phoenix Balanced Asset Portfolio:

Investment Objective: The investment objective of the AST Phoenix Balanced Asset Portfolio is to seek reasonable income, long-term capital growth and conservation of capital. The Portfolio intends to invest based on combined considerations of risk, income, capital enhancement and protection of capital value. This is a fundamental objective of the Portfolio.

Investment Policies:


         The Portfolio may invest in any type or class of security. Usually, the Portfolio will invest in common stocks and fixed income securities; however, it may also invest in securities convertible into common stocks. At least 25% of the value of its assets will be invested in fixed income senior securities. The Portfolio may also engage in certain options transactions and enter into financial futures contracts and related contracts for hedging purposes and may invest in deferred or zero coupon debt obligations. In implementing the investment objectives, the Portfolio will invest in securities which the Sub-advisor believes to have the potential for the production of current income, with emphasis on securities that also have the potential for capital enhancement. In an effort to protect its assets against major market declines, or for other temporary defensive measures, the Portfolio may actively pursue a policy of retaining cash or investing all or a part of the Portfolio's assets in cash equivalents, such as government securities and high grade commercial paper.

         Lower-rated or Non-rated Securities. Historically, the Portfolio has emphasized investments in investment grade fixed income securities which are rated within the four highest categories by recognized rating agencies, i.e., S&P, Moody's Investor's Services, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("D&P"), or Fitch Investor Services Inc. ("Fitch"). However, the Portfolio may take a modest position in lower or non-rated fixed income securities, but the Portfolio will not invest more than 35% of its net assets, determined at the time of investment, in high yield, high risk fixed income securities (commonly referred to as "junk bonds"). A fixed income securities issue may have its ratings reduced below the minimum permitted for purchase by the Portfolio. In that event the Sub-advisor will determine whether the Portfolio should continue to hold such issue. If, in the Sub-advisor's opinion, market conditions warrant, the Portfolio may increase its position in lower or non-rated securities from time to time. For a discussion of lower-rated or non-rated securities and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Zero Coupon Bonds. The Portfolio may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity or until maturity ("deferred coupon" or "zero coupon" obligations). Even though interest is not actually paid on these instruments, for tax purposes the Portfolio is imputed with ordinary income. This imputed income is paid out to shareholders as dividends. The value of these obligations fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. For an additional discussion of zero coupon bonds see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust and at such times that the Sub-advisor deems appropriate and consistent with this Portfolio's investment objective, the Portfolio may invest in repurchase agreements. The Sub-advisor will review the creditworthiness of the other party to the agreement and will find it satisfactory before entering into a repurchase agreement. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Securities and Index Options. The Portfolio may write covered call options and purchase call and put options. Securities and index options and the risks involved therein are described below and in more detail in the Trust's Statement of Additional Information under "Investment Objectives and Policies" and under "Certain Risk Factors and Investment Methods."


         Writing  (Selling)  Call  Options.   The  Portfolio  may  write  (sell)
exchange-traded covered call options. A call option is "covered" if the Portfolio owns the underlying security or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolio's custodian) upon conversion or exchange of other securities held in the Portfolio. A call option is also covered if the Portfolio holds on a share-for-share basis a covering call on the same security as the call written where (i) the exercise price of the covering call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Treasury bills or other high-grade short-term obligations in a segregated account with its custodian, and (ii) the covering call expires at the same time or after the call written.


         The value of the total assets of the Portfolio which may be subject to call options is limited to 50% of the Portfolio's total assets. The Sub-advisor currently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contracts or if required under regulations of state securities administrators. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options of financial futures contacts and will be "covered" by identifying the specific portfolio securities being hedged.

         The Portfolio will write call options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of Portfolio securities will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price.

         During the option period the writer of a call option has given up the opportunity for capital appreciation above the exercise price should market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. Writing call options also involves the risk relating to the Portfolio's ability to close out options it has written. For a discussion of selling call options and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Purchasing Call and Put Options. The Portfolio may invest up to 2% of its total assets in exchange-traded call and put options on securities and securities indices for the purpose of hedging against changes in the market value of its securities. The Portfolio will invest in call and put options whenever, in the opinion of the Sub-advisor, a hedging transaction is consistent with the investment objective of the Portfolio. The Portfolio may sell a call option or a put option which it has previously purchased prior to purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold.

         Purchasing a call or put option involves the risk that the Portfolio may lose the premium paid plus transactions costs. For a discussion of purchasing call and put options and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Warrants and Stock Rights. Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security rather than an option writer (seller). The Portfolio may invest in up to 5% of its net assets in warrants or stock rights valued at the lower of cost or market, but no more than 2% of its net assets may be invested in warrants or stock rights not listed on the New York Stock Exchange or American Stock Exchange.


         Financial Futures and Related Options. The Portfolio may enter into financial futures contracts and related options. The Portfolio may purchase and sell futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of the Portfolio's securities or changes in the market value of securities which it intends to purchase. Hedging is the initiation of a position in the futures market which is intended as a temporary substitute for the purchase or sale of the underlying securities in the cash market.

         The Portfolio will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation or leveraging. In addition, the Portfolio will not buy or sell any financial futures contract or related option, if immediately thereafter, the sum of the cash or U.S. Treasury bills initially committed with respect to the Portfolio existing futures and related options positions and the premiums paid for the related options would exceed 2% of the market value of the Portfolio's total assets. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Portfolio's initial margin deposit with respect thereto will be deposited in a segregated account with the Portfolio's custodian to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Portfolio may enter into financial futures contracts and related options may also be limited by requirements of the Internal Revenue Code for qualification as a regulated investment company.

         Risks of Options and Futures Transactions. For an additional discussion of options and futures and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."


         Foreign Securities. The Portfolio may purchase foreign securities, including emerging market securities and those issued by foreign branches of U.S. banks. The Portfolio may invest less than 25% of its total net assets in the securities of foreign issuers. The Portfolio may invest in a broad range of foreign securities including equity, debt and convertible securities and foreign government securities. The Portfolio may enter into forward foreign currency exchange contracts for the purpose of protecting against losses resulting from fluctuations in exchange rates between the U.S. Dollar and a particular foreign currency denominating a security which the Portfolio holds or intends to acquire. The Portfolio will not speculate in forward foreign currency exchange contracts. For a discussion of foreign currency exchange contracts, and the risks of foreign currency fluctuations, see below and this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods." For a discussion of the risks involved in investing in developing countries or so called "emerging markets," as well as the risks involved in foreign investing in general, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         The Portfolio's custodian may use a foreign sub-custodian in connection with its purchase of foreign securities and may maintain cash and cash equivalents in the care of a foreign sub-custodian. The amount of cash or cash equivalent maintained in the care of eligible foreign sub-custodians will be limited to an amount reasonably necessary to effect the Portfolio's foreign securities transactions.

         The Portfolio will calculate its net asset value and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New York Stock Exchange is closed). Foreign securities in which the Portfolio may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset value of the Portfolio may be affected by such trading on days when a shareholder has no access to the Portfolio.



         Risks of Currency Fluctuations. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion of the risks of currency fluctuations, see this Prospectus and Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Forward Currency Exchange Contracts. The Sub-advisor may consider changes in exchange rates in making investment decisions. As one way of managing exchange rate risk, the Portfolio may enter into forward currency exchange contracts. The Portfolio may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolio may also use these contracts to hedge the U.S. dollar value of securities it already owns. The Portfolio may be required to cover certain forward currency exchange contract positions by establishing a segregated account with its custodian that will contain only liquid assets, such as U.S. Government securities or other liquid high-grade debt obligations.

         While the Sub-advisor will seek to benefit the Portfolio when using forward contracts, it may or may not be able to project precisely the future exchange rates between foreign currencies and the U.S. dollar. The Portfolio may therefore incur a gain or loss on a forward contract. A forward contract may help reduce the Portfolio's losses on securities denominated in foreign currency, but it may also reduce the potential gain on the securities depending on changes in the currency's value relative to the U.S. dollar or other currencies. For an additional discussion of foreign currency exchange contracts, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Borrowing. For a discussion of the limitations on borrowing by the Portfolio and risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods."


         Lending. The Portfolio may make loans of its securities under certain circumstances. For a discussion of limitations on lending and the risks involved in lending, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

T. Rowe Price Asset Allocation Portfolio:

Investment  Objective:  The  investment  objective  of the T. Rowe  Price  Asset
Allocation Portfolio is to seek a high level of total return by investing primarily in a diversified group of fixed income and equity securities. This is a fundamental investment objective of the Portfolio.

Investment Policies:

         The Portfolio is designed to balance the potential appreciation of common stocks with the income and principal stability of bonds over the long term. Under normal market conditions over the long-term, the Portfolio expects to allocate its assets so that approximately 40% of such assets will be in fixed income securities and approximately 60% in equity securities. This mix may vary over shorter time periods within the ranges set forth below:

                                                              Range

                       Fixed Income Securities                30-50%
                       Equity Securities                      50-70%

         The primary consideration in varying from the 60-40 allocation will be the Sub-advisor's outlook for the different markets in which the Portfolio invests. Shifts between bonds and stocks will normally be done gradually and the Sub-advisor will not attempt to precisely "time" the market. There is, of course, no guarantee that even the Sub-advisor's gradual approach to allocating the Portfolio's assets will be successful in achieving the Portfolio's objective. The Portfolio will also maintain cash reserves to facilitate the Portfolio's cash flow needs (redemptions, expenses and purchases of Portfolio securities) and it may invest in cash reserves without limitation for temporary defensive purposes.

         Assets allocated to the fixed income portion of the Portfolio primarily will be invested in U.S. and foreign investment grade bonds and high-yield bonds, and cash reserves.

         Assets allocated to the equity portion of the Portfolio primarily will be invested in the common stocks of a diversified group of U.S. and foreign large and small companies.

         The Portfolio's price share will fluctuate with changing market conditions and interest rate levels and your investment may be worth more or less when redeemed than when purchased. The Portfolio should not be relied upon for short-term financial needs, nor used to play short-term swings in the stock or bond markets. The Portfolio cannot guarantee that it will achieve its investment objectives.

         Fixed Income Securities. The Portfolio's fixed income securities will be allocated among investment grade, high-yield and non-dollar debt securities generally within the ranges indicated below:

                                                              Range

                                    Investment Grade 50-100%
                                    High Yield                0-30%
                                    Non-dollar                0-30%
                                    Cash Reserves             0-20%

                  Investment Grade. Long, intermediate and short-term investment grade debt securities (e.g., AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P"), or if not rated, of equivalent investment quality as determined by Sub-advisor). The weighted average maturity for this portion of the Portfolio is generally expected to be intermediate, although it may vary significantly.

                  Non-Dollar.  Non-dollar  denominated,  high-quality (e.g., AAA and AA by S&P, or if not rated, of equivalent investment quality as determined by the Sub-advisor) government and corporate debt securities of at least three countries. See this Prospectus and the Trust's Statement of Additional Information for a discussion of the risks involved in foreign investing.

                  High-Yield, Lower-rated Securities. High-yielding, income-producing debt securities (commonly referred to as "junk bonds") and preferred stocks including convertible securities. Bonds may be purchased without regard to maturity, however, the average maturity of the bonds is expected to be approximately 10 years, although it may vary if market conditions warrant. Quality will generally range from lower-medium to low and the Portfolio may also purchase bonds in default if, in the opinion of the Sub-advisor, there is significant potential for capital appreciation. Lower-rated debt obligations are generally considered to be high risk investments. See this Prospectus and the Trust's Statement of Additional Information for a discussion of the risks involved in investing in high-yield, lower-rated debt securities.

                  Cash Reserves. Liquid short-term investments of one year or less having the highest ratings by at least one established rating organization, or if not rated, of equivalent investment quality as determined by the Sub-advisor.

     Equity Securities. The Portfolio's equity securities will be allocated among large and small-cap U.S. and non-dollar equity securities within the ranges indicated below:

                                                              Range

                                    Large Cap                 45-100%
                                    Small Cap                 0-30%
                                    International             0-35%

     Large-Cap.   Generally,   stocks   of   well-established   companies   with
capitalization over $1 billion which can produce increasing dividend income.

         Non-Dollar. Common stocks of established non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. The Sub-advisor intends to diversify this portion of the Portfolio broadly among countries and to normally have at least three different countries represented. The countries of the Far East and Western Europe as well as South Africa, Australia, Canada, and other areas (including developing countries) may be included. Under unusual circumstances, however, investment may be substantially in one or two countries. See this Prospectus and the Trust's Statement of Additional Information for a discussion of the risks in international investing under "Certain Risk Factors and Investment Methods."

         Risks of Small-Cap Investing. Common stocks of small companies or companies which offer the possibility of accelerated earnings growth because of rejuvenated management, new products or structural changes in the economy. Current income is not a factor in the selection of these stocks. Higher risks are often associated with small companies. These companies may have limited product lines, markets and financial resources, or they may be dependent on a small or inexperienced management group. In addition, their securities may trade less frequently and in limited volume and move more abruptly than securities of larger companies. However, securities of smaller companies may offer greater potential for capital appreciation since they are often overlooked or undervalued by investors.

         The Portfolio's investments include, but are not limited to, equity and fixed income securities of any type, as well as the investments described below.

     Asset-Backed Securities. The Portfolio may invest in asset-backed securities. There are risks involved in asset-backed securities. For a discussion of asset-backed securities and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Cash Reserves. While the Portfolio will remain invested in primarily common stocks and bonds, it may, for temporary defensive purposes, invest in reserves without limitation. The Portfolio may establish and maintain reserves as Sub-advisor believes is advisable to facilitate the Portfolio's cash flow needs (e.g., redemptions, expenses and purchases of portfolio securities ) or for temporary, defensive purposes. The Portfolio's reserves will be invested in domestic and foreign money market instruments rated within the top two credit categories by a national rating organization, or if unrated, of equivalent investment quality as determined by the Sub-advisor.


     Collateralized Mortgage Obligations (CMOs). There are risks involved in CMOs. The Portfolio may also invest in CMOs. For a discussion of CMOs and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Stripped Mortgage Securities. Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IO's) and principal only payments (PO's).

         IO's and PO's are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMO's may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. There is no guarantee the Portfolio's investment in CMO's, IO's or PO's will be successful, and the Portfolio's total return could be adversely affected as a result.

         For an additional discussion of stripped mortgage securities and the risks involved therein, see this Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Convertible Securities, Preferred Stocks, and Warrants. The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on the company's earnings and assets before common stock owners, but after bond owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally, two or more years).

         Risks of Foreign Currency Fluctuations. Foreign securities of the Portfolio are subject to currency risk, that is, the risk that the U.S. dollar value of these securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. To manage this risk and facilitate the purchase and sale of foreign securities, the Portfolio will engage in foreign currency transactions involving the purchase and sale of forward foreign currency exchange contracts. Although foreign currency transactions will be used primarily to protect the Portfolio from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result. For a discussion of foreign currency transactions, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Foreign Securities. The Portfolio may invest up to 35% of its total assets in U.S. dollar-denominated and non U.S. dollar-denominated securities issued by foreign issuers. Some of the countries in which the Portfolio may invest may be considered to be developing and may involve special risks. For a discussion of these risks as well as the risks involved in foreign securities investment in general, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Futures Contracts and Options. The Portfolio may enter into futures contracts (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock, and currency markets. The Portfolio will not use futures contracts for leveraging purposes. The Portfolio will limit its use of futures contracts so that initial margin deposits and premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Portfolio's net assets. The Portfolio may also write call and put options and purchase put and call options on securities, financial indices, and currencies. The aggregate market value of the Portfolio's portfolio securities or currencies covering call or put options will not exceed 25% of the Portfolio's net assets.


         Risks of Options and Futures Transactions. For a discussion of futures contracts and options and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors."

         Hybrid Instruments. As part of its investment program and to maintain greater flexibility, the Portfolio may invest in instruments which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, securities index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero. For a discussion of hybrid securities and the risks involved therein, see the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors."

         Lending of Portfolio Securities. As a fundamental policy, for the purpose of realizing additional income, the Portfolio may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or other persons. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. For an additional discussion on limitations on lending and risks of lending, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Mortgage-Backed Securities. The Portfolio may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or institutions such as banks, insurance companies and savings and loans. Some of these securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not. There are risks involved in mortgage-backed securities. For an additional discussion of mortgage-backed securities, see the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."


         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may acquire illiquid securities (no more than 15% of net assets). Because an active trading market does not exist for such securities, the sale of such securities may be subject to delay and additional costs. The Portfolio will not invest more than 10% of its total assets in restricted securities (other than securities eligible for resale under Rule 144A of the Securities Act of 1933). For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."


         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with a well-established securities dealer or a bank which is a member of the Federal Reserve System. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Portfolio Turnover. The Portfolio will generally trade in securities (either common stocks or bonds) for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held.

     Borrowing. For a discussion of the limitations on borrowing by the Portfolio and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

T. Rowe Price International Equity Portfolio:

Investment Objective: The T. Rowe Price International Equity Portfolio seeks a total return on its assets from long-term growth of capital and income, principally through investments in common stocks of established, non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. Total return consists of capital appreciation or depreciation, dividend income, and currency gains or losses. This is a fundamental investment objective of the Portfolio.

Investment Policies:

         The Portfolio intends to diversify investments broadly among countries and to normally have at least three different countries represented in the Portfolio. The Portfolio may invest in countries of the Far East and Western Europe as well as South Africa, Australia, Canada and other areas (including developing countries). Under unusual circumstances, the Portfolio may invest substantially all of its assets in one or two countries.


         In seeking its objective, the Portfolio will invest primarily in common stocks of established foreign companies which have the potential for growth of capital or income or both. However, the Portfolio may also invest in a variety of other equity-related securities, such as preferred stocks, warrants and convertible securities, as well as corporate and governmental debt securities, when considered consistent with the Portfolio's investment objectives and program. Under normal market conditions, the Portfolio's investment in securities other than common stocks is limited to no more than 35% of total assets. Under exceptional economic or market conditions abroad, the Portfolio may temporarily invest all or a major portion of its assets in U.S. government obligations or debt obligations of U.S. companies. The Portfolio will not purchase any debt security which at the time of purchase is rated below investment grade. This would not prevent the Portfolio from retaining a security downgraded to below investment grade after purchase.

         The Portfolio may also invest its reserves in domestic as well as foreign money market instruments. Also, the Portfolio may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates.


         In addition to the investments described below, the Portfolio's investments may include, but are not limited to, American Depository Receipts
(ADRs), bonds, notes, other debt securities of foreign issuers, and the securities of foreign investment funds or trusts (including passive foreign investment companies).


         Cash Reserves. While the Portfolio will remain primarily invested in common stocks, it may, for temporary defensive measures, invest in cash reserves without limitation. The Portfolio may establish and maintain reserves as Sub-advisor believes is advisable to facilitate the Portfolio's cash flow needs (e.g., redemptions, expenses and purchases of portfolio securities) or for temporary, defensive purposes. The Portfolio's reserves may be invested in domestic and foreign money market instruments rated within the top two credit categories by a national rating organization, or if unrated, of equivalent investment quality as determined by the Sub-advisor.


         Convertible Securities, Preferred Stocks, and Warrants. The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on the company's earnings and assets before common stock owners, but after bond owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally, two or more years).


         Risks of Currency Fluctuations. The Portfolio will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Portfolio will generally not enter into a forward contract with a term of greater than one year.


         The Portfolio will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Under certain circumstances, the Portfolio may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. Sub-advisor will consider the effect such a commitment of its portfolio to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities. Although forward contracts will be used primarily to protect the Portfolio from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result.

         For a discussion of foreign currency contracts and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Futures Contracts and Options. The Portfolio may enter into stock index or currency futures contracts (or options thereon) to hedge a portion of the portfolio, to provide an efficient means of regulating the Portfolio's exposure to the equity markets, or as a hedge against changes in prevailing levels of currency exchange rates. The Portfolio will not use futures contracts for leveraging purposes. The Portfolio will limit its use of futures contracts so that initial margin deposits and premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Portfolio's net assets. Such contracts may be traded on U.S. or foreign exchanges. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices. The aggregate market value of the Portfolio's currencies or portfolio securities covering call or put options will not exceed 25% of the Portfolio's total assets. The Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options.


         Risks of Options and Futures Transactions. There are risks involved in options and futures transactions. For a discussion of futures contracts and options and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors."


         Hybrid Investments. The Portfolio may invest up to 10% of its total assets in hybrid instruments. As part of its investment program and to maintain greater flexibility, the Portfolio may invest in instruments which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies, and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero. For a discussion of hybrid investments and the risks involved therein, see the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         Passive Foreign Investment Companies. The Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trusts' expenses (management fees and operating expenses) shareholders will also indirectly bear similar expenses of such trusts.

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may acquire illiquid securities (no more than 15% of net assets). The Portfolio will not invest more than 10% of its total assets in restricted securities (other than securities eligible for resale under Rule 144A of the Securities Act of 1933). For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."


         Lending of Portfolio Securities. As a fundamental policy, for the purpose of realizing additional income, the Portfolio may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or other persons. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. For an additional discussion of limitations on lending and risks of lending, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with a well-established securities dealer or a bank which is a member of the Federal Reserve System. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Portfolio   Turnover.   The  Portfolio  will  not  generally  trade  in
securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held.

     Borrowing. For a discussion of the limitations on borrowing by the Portfolio and risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods."

T. Rowe Price Natural Resources Portfolio:

Investment Objective: The T. Rowe Price Natural Resources Portfolio's objective is to seek long-term growth of capital through investment primarily in common stocks of companies which own or develop natural resources and other basic commodities. Current income is not a factor in the selection of stocks for investment by the Portfolio. Total return will consist primarily of capital appreciation (or depreciation).

Investment Policies:

         The Portfolio will invest primarily (at least 65% of its total assets) in common stocks of companies which own or develop natural resources and other basic commodities. However, it may also purchase other types of securities, such as selected, non-resource growth companies, foreign securities, convertible securities and warrants, when considered consistent with the Portfolio's investment objective and policies. The Portfolio may also engage in a variety of investment management practices, such as buying and selling futures and options.

         Some of the most important factors evaluated by the Sub-advisor in selecting natural resource companies are the capability for expanded production, superior exploration programs and production facilities, and the potential to accumulate new resources. The Portfolio expects to invest in those natural resource companies which own or develop energy sources (such as oil, gas, coal and uranium), precious metals, forest products, real estate, nonferrous metals, diversified resources, and other basic commodities which, in the opinion of the Sub-advisor, can be produced and marketed profitably during periods of rising labor costs and prices. However, the percentage of the Portfolio's assets invested in natural resource and related businesses versus the percentage invested in non-resource companies may vary greatly depending upon economic monetary conditions and the outlook for inflation. The earnings of natural resource companies may be expected to follow irregular patterns, because these companies are particularly influenced by the forces of nature and international politics. Companies which own or develop real estate might also be subject to irregular fluctuations of earnings, because these companies are affected by changes in the availability of money, interest rates, and other factors.

         In the opinion of the Sub-advisor, inflation represents one of the major economic problems investors will face over the long term. From the early 1970's through the late 1980's, the inflation rate was considerably above the average historic levels. Although inflation was slowed in recent years, the Sub-advisor believes the strenuous efforts required on the part of government, business, labor, and consumers to control inflation are difficult to maintain for extended periods - particularly during recessions. Political pressure to counteract these economic slowdowns often leads to governmental policies which in turn renew inflationary forces. The investment policies of the Portfolio have been developed in light of these considerations.

         The Portfolio invests in a diversified group of companies whose earnings and/or value of tangible assets the Sub-advisor expects to grow faster than the rate of inflation over the long term. The Sub-advisor believes the most attractive opportunities which satisfy the Portfolio's objective are in companies which own or develop natural resources and in companies where management has the flexibility to adjust prices or the ability to control operating costs.

         Common and Preferred Stocks. Stocks represent shares of ownership in a company. Generally preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

     Convertible Securities and Warrants. The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. For a discussion of these instruments, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest up to 50% of its total assets in foreign securities. These include non-dollar denominated securities traded outside of the U.S. and dollar denominated securities traded in the U.S. (such as ADRs). Some of the countries in which the Portfolio may invest may be considered to be developing and may involve special risks. For a discussion of these risks as well as the risks involved in foreign securities investments in general, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Risk of Currency Fluctuations. The Portfolio will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Portfolio will generally not enter into a forward contract with a term of greater than one year.


         The Portfolio will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Under certain circumstances, the Portfolio may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. The Sub-advisor will consider the effect such a commitment of its portfolio to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities. Although forward contracts will be used primarily to protect the Portfolio from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result.


         For a discussion of foreign currency contracts and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Fixed Income Securities. The Portfolio may invest in debt securities of any type without regard to quality or rating. Such securities would be purchased in companies which meet the investment criteria for the Portfolio. The price of a bond fluctuates with changes in interest rates, rising when interest fall and falling when interest rise.

         Stripped Mortgage Securities. Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IO's) and principal only payments (PO's). The Portfolio will treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Portfolio's net assets.

         IO's and PO's are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMO's may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. There is no guarantee the Portfolio's investment in CMO's, IO's or PO's will be successful, and the Portfolio's total return could be adversely affected as a result.

         For an additional discussion of stripped mortgage securities and the risks involved therein, see this Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         High-Yield/High-Risk Investing. The Portfolio will not purchase a non-investment grade debt security (or junk bond) if immediately after such purchase the Portfolio would have more than 10% of its total assets invested in such securities. The total return and yield of lower quality (high-yield/high risk) bonds, commonly referred to as "junk bonds," can be expected to fluctuate more than the total return and yield of higher quality, shorter-term bonds, but not as much as common stocks. Junk bonds are regarded as predominantly speculative and high risk with respect to the issuer's continuing ability to meet principal and interest payments. See this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods" for a discussion of the risks involved in investing in high-yield lower-rated debt securities.

         Hybrid Instruments. The Portfolio may invest up to 10% of its total assets in hybrid instruments. As part of its investment program and to maintain greater flexibility, the Portfolio may invest in instruments which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies, and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero. For a discussion of hybrid investments, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may acquire illiquid securities (no more than 15% of net assets). For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."


         Private Placements (Restricted Securities). These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example under Rule 144A, the sale of others may involve substantial delays and additional costs. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio will not invest more than 15% of its net assets in illiquid securities, but not more than 10% of its total assets in restricted securities (other than Rule 144A securities). For a discussion of illiquid or restricted securities and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Cash Position. The Portfolio will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the Portfolio may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.


         Borrowing. The Portfolio can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Portfolio's investment objectives and policies. Such borrowings may be collateralized with fund assets, subject to restrictions. For a discussion of limitations on borrowing by the Portfolio and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Futures and Options. The Portfolio may buy and sell futures contracts (and options on such contracts) to manage its exposure to certain markets. The Portfolio may purchase, sell or write call and put options on securities, financial indices, and foreign currencies. The Portfolio may enter into stock index or currency futures contracts (or options thereon) to hedge a portion of the portfolio, to provide an efficient means of regulating the Portfolio's exposure to the equity markets, or as a hedge against changes in prevailing levels of currency exchange rates. The Portfolio will not use futures contracts for leveraging purposes. The Portfolio will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Portfolio's net asset value. Such contracts may be traded on U.S. or foreign exchanges. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices. The total market value of the Portfolio's currencies or portfolio securities covering call or put options will not exceed 25% of the Portfolio's total assets. The Portfolio will not commit more than 5% of its total assets in premium when purchasing call or put options.

         Risks of Options and Futures Transactions. There are risks involved in options and futures transactions. For a discussion of futures contracts and options and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Lending of Portfolio Securities. As a fundamental policy, for the purpose of realizing additional income, the Portfolio may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or other persons. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. For an additional discussion on limitations in lending and the risks of lending, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Portfolio   Turnover.   The  Portfolio  will  not  generally  trade  in
securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held.

[T. Rowe Price International Bond Portfolio]:

Investment Objective: The Portfolio seeks to provide high current income and capital appreciation by investing in high-quality, non dollar-denominated government and corporate bonds outside the United States. This is a fundamental objective of the Portfolio.

         Special Risk Considerations. The Portfolio is intended for long-term investors who can accept the risks associated with investing in international bonds. Total return consists of income after expenses, bond price gains (or losses) in terms of the local currency and currency gains (or losses). The value of the Portfolio will fluctuate in response to various economic factors, the most important of which are fluctuations in foreign currency exchange rates and interest rates.

         Because the Portfolio's investments are primarily denominated in foreign currencies, exchange rates are likely to have a significant impact on total Portfolio performance. For example, a fall in the U.S. dollar's value relative to the Japanese yen will increase the U.S. dollar value of a Japanese bond held in the Portfolio, even though the price of that bond in yen terms remains unchanged. Conversely, if the U.S. dollar rises in value relative to the yen, the U.S. dollar value of a Japanese bond will fall. Investors should be aware that exchange rate movements can be significant and endure for long periods of time.

         The Sub-advisor's techniques include management of currency, bond market and maturity exposure and security selection which will vary based on available yields and the Sub-advisor's outlook for the interest rate cycle in various countries and changes in foreign currency exchange rates. In any of the markets in which the Portfolio invests, longer maturity bonds tend to fluctuate more in price as interest rates change than shorter-term instruments-again providing both opportunity and risk.

         Because of the Portfolio's long-term investment objectives, investors should not rely on an investment in the Portfolio for their short-term financial needs and should not view the Portfolio as a vehicle for playing short-term swings in the international bond and foreign exchange markets. Shares of the Portfolio alone should not be regarded as a complete investment program. Also, investors should be aware that investing in international bonds may involve a higher degree of risk than investing in U.S. bonds.

         Investments in foreign securities involve special considerations. For a discussion of the risks involved in investing in foreign securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

Investment Policies:

         To achieve its objectives, the Portfolio will invest at least 65% of its assets in high-quality, non dollar-denominated government and corporate bonds outside the United States. The Portfolio also seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The Sub-advisor bases its investment decisions on fundamental market factors, currency trends, and credit quality. The Portfolio generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the currency risk can be minimized through hedging.

         Although  the  Portfolio  expects to maintain an  intermediate  to long weighted average maturity, it has no maturity restrictions on the overall portfolio or on individual securities. Normally, the Portfolio does not hedge its foreign currency exposure back to the dollar, nor involve more than 50% of total assets in cross hedging transactions. Therefore, changes in foreign interest rates and currency exchange rates are likely to have a significant impact on total return and the market value of portfolio securities. Such changes provide greater opportunities for capital gains and greater risks of capital loss. The Sub-advisor attempts to reduce these risks through diversification among foreign securities and active management of maturities and currency exposures.

         The Portfolio may also invest up to 20% of its assets in below investment-grade, high-risk bonds, including bonds in default or those with the lowest rating. Defaulted bonds are acquired only if the Sub-advisor foresees the potential for significant capital appreciation. Securities rated below investment-grade are commonly referred to as "junk bonds" and involve greater price volatility and higher degrees of speculation with respect to the payment of principal and interest than higher quality fixed-income securities. The market prices of such lower-rated debt securities may decline significantly in periods of general economic difficulty. In addition, the trading market for these securities is generally less liquid than for higher rated securities and the Portfolio may have difficulty disposing of these securities at the time it wishes to do so. The lack of a liquid secondary market for certain securities may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. For a discussion of the risks involved in lower-rated debt securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

The Portfolio's investments may include:

         Debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by supranational organizations (e.g., European Investment Bank, InterAmerican Development Bank or the World Bank); corporate debt securities; bank or bank holding company debt securities; other debt securities, including those convertible into common stock.

         The Portfolio may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distribution of interest. For a discussion of zero coupon securities, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         The Portfolio may purchase securities which are not publicly offered. If such securities are purchased, they may be subject to restrictions applicable to restricted securities. For a discussion of the risks involved with restricted securities, see this Prospectus under "Certain Risk Factors and Investment Methods."

         The Portfolio intends to select its investments from a number of country and market sectors. It may substantially invest in the issuers in one or more countries and intends to have investments in securities of issuers from a minimum of three different countries. The Portfolio may invest 15% of its net assets in illiquid securities and securities of unseasoned issuers. For temporary defensive or emergency purposes, however, the Portfolio may invest without limit in U.S. debt securities, including short-term money market securities. It is impossible to predict for how long such alternative strategies will be utilized.

         Short-term Investments. To protect against adverse movements of interest rates and for liquidity, the Portfolio may also purchase short-term obligations denominated in U.S. and foreign currencies (including the ECU) such as, but not limited to, bank deposits, bankers' acceptances, certificates of deposit, commercial paper, short-term government, government agency, supranational agency and corporate obligations, and repurchase agreements.

         Nondiversified Investment Company. The Portfolio may invest more than 5% of its assets in the fixed-income securities of individual foreign governments. The Portfolio generally will not invest more than 5% of its assets in any individual corporate issuer, provided that (1) a fund may place assets in bank deposits or other short-term bank instruments with a maturity of up to 30 days provided that (i) the bank has a short-term credit rating of A1+ (or, if unrated, the equivalent as determined by the Sub-advisor) and (ii) the Portfolio may not maintain more than 10% of its total assets with any single bank; and (2) the Portfolio may maintain more than 5% of its total assets, including cash and currencies, in custodial accounts or deposits of the Trust's custodian or sub-custodians. In addition, the Portfolio intends to qualify as a regulated investment company for purposes of the Internal Revenue Code. Such qualification requires the Portfolio to limit its investments so that, at the end of each calendar quarter, with respect to at least 50% of its total assets, not more than 5% of such assets are invested in the securities of a single issuer, and with respect to the remaining 50%, no more than 25% is invested in a single issuer. Since, as a nondiversified investment company, the Portfolio is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, the Portfolio may be subject to greater credit risk with respect to its portfolio securities than an investment company that is more broadly diversified.

         Brady Bonds. The Portfolio may invest in Brady Bonds. Brady bonds, named after former U.S. Secretary of the Treasury Nicholas Brady, are used as a means of restructuring the external debt burden of a government in certain emerging markets. A Brady bond is created when an outstanding commercial bank loan to a government or private entity is exchanged for a new bond in connection with a debt restructuring plan. Brady bonds may be collateralized or uncollateralized and issued in various currencies (although typically in the U.S. dollar). They are often fully collateralized as to principal in U.S. Treasury zero coupon bonds. However, even with this collateralization feature, Brady Bonds are often considered speculative, below investment grade investments because the timely payment of interest is the responsibility of the issuing party (for example, a Latin American country) and the value of the bonds can fluctuate significantly based on the issuer's ability or perceived ability to make these payments. Finally, some Brady Bonds may be structured with floating rate or low fixed rate coupons. The Portfolio does not expect to have more than 10% of its total assets invested in Brady Bonds.

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with well-established securities dealers or a bank that is a member of the Federal Reserve System. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued or Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Portfolio. At the time of settlement, the market value of the security may be more or less than the purchase price. For an additional discussion of when-issued securities and the risks involved therein, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Passive Foreign Investment Companies. The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trusts' expenses (management fees and operating expenses) shareholders will also indirectly bear similar expenses of such trusts.

         Hybrid Instruments. The Portfolio may invest up to 10% of its total assets in hybrid instruments. As part of its investment program and to maintain greater flexibility, the Portfolio may invest in instruments which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, securities index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero. For a discussion of hybrid securities and the risks involved therein, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. Forwards will be used primarily to adjust the foreign exchange exposure of the Portfolio with a view to protecting the Portfolio from adverse currency movements, based on the Sub-advisor's outlook, and the Portfolio might be expected to enter into such contracts under the following circumstances:

     Lock In. When management desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

                  Cross Hedge. If a particular currency is expected to decrease against another currency, the Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio's holdings denominated in the currency sold.

                  Proxy Hedge. The Sub-advisor might choose to use a proxy hedge, where the Portfolio, having purchased a bond, will sell a currency whose value is believed to be closely linked to the currency in which the bond is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of bonds denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

         For an additional discussion of foreign currency exchange contracts and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Costs of Hedging. When the Portfolio purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lost if the fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Portfolio's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Portfolio's net asset value per share.

         Futures and Options. The Portfolio may buy and sell futures and options contracts for any number of reasons including: to manage their exposure to changes in interest rates, securities prices and foreign currencies; as an efficient means of adjusting overall exposure to certain markets; to enhance income; to protect the value of portfolio securities; and to adjust the portfolio's duration. The Portfolio may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

         The Portfolio will limit its use of futures contracts so that initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the Portfolio's net asset value. The total market value of securities against which the Portfolio has written call or put options may not exceed 25% of its total assets. The Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options.

         Risks in Futures and Options Transactions. There are risks involved in futures and options transactions. For a discussion of such transactions and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Borrowing. For a discussion of the limitations on borrowing by the Portfolio and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

Founders Capital Appreciation Portfolio:

Investment Objective: The investment objective of the Founders Capital Appreciation Portfolio is capital appreciation. This is a fundamental objective of the Portfolio.

Investment Policies:

         To achieve its objective, the Portfolio will normally invest at least 65% of its total assets in common stocks of U.S. companies with market capitalizations of $1.5 billion or less. Market capitalization is a measure of the size of a company and is based upon the total market value of a company's outstanding equity securities. Ordinarily, the common stocks of the U.S. companies selected for this Portfolio will not be listed on a national securities exchange but will be traded in the over-the-counter market.

         Companies selected for investment generally will be small corporations still in the developing stages of their life cycles that are able to achieve rapid growth in both sales and earnings. Capable management and fertile operating areas are two of the most important characteristics of such companies. In addition, these companies should employ sound financial and accounting policies; demonstrate effective research and successful product development; provide efficient services; and possess pricing flexibility.

         Risks of Small Cap Investing. Investments in such companies may involve greater risk than is associated with more established companies. Smaller companies often have limited product lines, markets or financial resources, and may be dependent upon one-person management. Securities of smaller companies may have limited marketability and may be subject to more abrupt or erratic movements in prices than securities of larger companies or the market averages in general. Therefore, the net asset value of the Portfolio may fluctuate more widely than the popular market averages.

         Fixed Income Securities. The Portfolio may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations when the Sub-advisor believes that these investments offer opportunities for capital appreciation. Current income will not be a substantial factor in the selection of these securities. Bonds, debentures, and corporate obligations other than convertible securities and preferred stock purchased by the Portfolio will be rated at or above investment grade at the time of purchase (Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P")). Bonds in the lowest investment grade category (Baa or BBB) may have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories. Convertible securities and preferred stocks purchased by the Portfolio may be rated in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by S&P), but will not be rated lower than B. The Portfolio may also invest in unrated convertible securities and preferred stocks in instances in which the Sub-advisor believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities eligible for purchase by the Portfolio rated in categories no lower than B. Securities rated B are referred to as "high risk" securities, generally lack characteristics of a desirable investment, and are deemed speculative with respect to the issuer's capacity to pay interest and repay principal over a long period of time. At no time will the Portfolio have more than 5% of its assets invested in any fixed-income securities which are unrated or are rated below investment grade either at the time of purchase or as a result of a reduction in rating after purchase. For a description of ratings of securities, see the Appendix to the Trust's Statement of Additional Information. For a discussion of the special risks involved in lower-rated debt securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest in dollar-denominated American Depository Receipts which are traded on exchanges or over-the-counter in the United States without limit, and in foreign securities. The term "foreign securities" refers to securities of issuers, wherever organized, which in the judgment of the Sub-advisor have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States will be based on the location of the issuer's assets, personnel, sales, and earnings, and specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States.

         Foreign investments may include securities issued by countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations and the securities they issue are expected to be more volatile and more uncertain as to payment of interest and principal. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations. Examples of such countries include, but are not limited to: Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Chile, China, Colombia, Costa Rica, Czech Republic, Denmark, Ecuador, Egypt, Finland, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Italy, Israel, Jordan, Malaysia, Mexico,
Netherlands, New Zealand, Nigeria, North Korea, Norway, Pakistan, Paraguay, Peru, Philippines, Poland, Portugal, Singapore, Slovak Republic, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and the countries of the former Soviet Union. Investments may include securities created through the Brady Plan, a program under which heavily indebted countries have restructured their bank debt into bonds. Since the Portfolio will pay dividends in dollars, it may incur currency conversion costs. The Portfolio will not invest more than 25% of its total assets in any one foreign country.

         Foreign Securities Risks. Investments in foreign securities involve certain risks which are not typically associated with U.S. investments. Since a portion of the Portfolio's assets may be invested in foreign securities and some of its revenue received in foreign currencies, the Portfolio's net asset value may be affected by changes in currency exchange rates. For a discussion of the special risks involved in investing in developing countries and the risks involved in foreign investing, in general, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Risk of Currency Fluctuations. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion of the risks of currency fluctuations, see this Prospectus and Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Foreign Currency Exchange Contracts. The Portfolio is permitted to use forward foreign currency contracts in connection with the purchase or sale of a specific security. For a discussion of foreign currency transactions, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio attempts to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold and the date on which such payments are made or received.

         In addition, the Portfolio may enter into forward contracts for hedging purposes. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Portfolio may enter into forward contracts to sell, for a fixed dollar or other currency amount, foreign currency approximating the value of some or all of the its securities denominated in that currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it expires.

         The Portfolio generally will not enter into forward contracts with a term greater than one year, or enter into forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Portfolio to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency. Under normal circumstances, consideration of the possibility of changes in currency exchange rates will be incorporated into the Portfolio's long-term investment strategies.

         While forward contracts will be traded to attempt to reduce certain risks, trading in forward contracts itself entails certain other risks. Thus, while the Portfolio may benefit from the use of such contracts, if the Sub-advisor is incorrect in its forecast of currency prices, a poorer overall performance may result than if it had not entered into any forward contracts. Some forward contracts may not have a broad and liquid market, in which case the contracts may not be able to be closed at a favorable price. Moreover, in the event of an imperfect correlation between the forward contract and the portfolio position which is intended to be protected, the desired protection may not be obtained. For an additional discussion of currency contracts and the risks of foreign currency fluctuations, see this Prospectus and the Trust's Statement of Additional Information "Certain Risk Factors and Investment Methods."

         Temporary Investments. The Portfolio may invest up to 10% of its assets for temporary defensive purposes in U.S. government obligations, commercial paper, bank obligations, repurchase agreements relating to each of these securities, negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions, cash, or in other cash equivalents, if the Sub-advisor determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions. There can be no assurance that the Portfolio will be able to achieve its investment objective; however, while it is in a defensive position, the opportunity to achieve capital growth will be limited; moreover, to the extent that this assessment of market conditions is incorrect, the Portfolio will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of equity investments.

         U.S. government obligations include Treasury bills, notes and bonds, and issues of United States agencies, authorities and instrumentalities. Some government obligations, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Federal National Mortgage Association (a private corporation), are supported only by the credit of the agency, authority or instrumentality.

         The obligations of foreign branches of U.S. depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch. These obligations, and those of foreign depository institutions, may be limited by the terms of the specific obligation and by governmental regulation. The payment of these obligations, both interest and principal, may also be affected by governmental action in the country of domicile of the institution or branch, such as imposition of currency controls and interest limitations. In connection with these investments, the Portfolio will be subject to the risks associated with the holding of portfolio securities overseas, such as possible changes in investment or exchange control regulations, expropriation, confiscatory taxation, or political or financial instability.

         Obligations of U.S. branches of foreign depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch, or may be limited by the terms of a specific foreign regulation applicable to the depository institutions and by government regulation (both domestic and foreign).

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. The Portfolio may enter into repurchase agreements with banks or well-established securities dealers meeting the criteria established by the Sub-advisor. All repurchase agreements entered into by the Portfolio will be fully collateralized and marked to market daily. The Portfolio has not adopted any limits on the amount of its total assets that may be invested in repurchase agreements which mature in less than seven days. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of the market value of its assets in securities which are not readily marketable, including repurchase agreements maturing in more than seven days and foreign securities not listed on a recognized foreign or domestic exchange. The Portfolio may invest in Rule 144A securities (securities issued in offerings made pursuant to Rule 144A under the Securities Act of 1933), which may or may not be deemed to be readily marketable. Factors which may be considered by Sub-advisor in evaluating whether such a security is readily marketable include eligibility for trading, trading activity, dealer interest, purchase interest, and ownership transfer requirements. The Sub-advisor is required to monitor the readily marketable nature of each Rule 144A security no less frequently than weekly. The Portfolio may invest up to 5% of the market value of its respective assets in restricted securities.

         For an additional discussion of illiquid or restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Options and Policies."

         Borrowing. The Portfolio may borrow money from banks for extraordinary or emergency purposes in amounts up to 10% of its net assets. While any borrowings are outstanding, no purchases of securities will be made. For a discussion of limitations on borrowing by the Portfolio and risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts and Options. Other than as is limited in this section, the Portfolio may enter into futures contracts for the purpose of hedging all or a portion of its investment portfolios, for the purpose of hedging against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock and currency markets. The Portfolio will not use futures contracts for speculation or leveraging, and will limit its use of futures contracts so that no more than 5% of its total assets will be committed to initial margin deposits or premiums on such contracts. The Portfolio may purchase put and call options on securities, financial indices, and currencies. Futures contracts and options can be highly volatile and could result in reduction of the Portfolio's total return, and any attempt to use such investments for hedging purposes may not be successful.

         Risks of Futures Contracts and Options. There are risks involved in futures and options contracts. For a discussion of futures contracts and options and the risks involved therein, see this Prospectus under "Certain Risk Factor and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         Portfolio Turnover. The Portfolio reserves the right to sell its securities, regardless of the length of time that they have been held, when it is determined by the Sub-advisor that those securities have attained or are unable to meet the investment objective of the Portfolio. The Portfolio may engage in short-term trading and therefore normally will have annual portfolio turnover rates in excess of 100%. Such portfolio turnover rates, which are considered to be high, often may be greater than those of other investment companies seeking capital appreciation. Such turnover rates would cause the Portfolio to incur greater brokerage commissions than would otherwise be the case. Such turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates, and may create higher tax liability for the Portfolio's shareholders. A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period.

INVESCO Equity Income Portfolio:

Investment Objective: The investment objective of the INVESCO Equity Income Portfolio is to seek high current income while following sound investment practices. This is a fundamental investment objective of the Portfolio. Capital growth potential is an additional, but secondary, consideration in the selection of portfolio securities.

Investment Policies:

         The Portfolio seeks to achieve its objective by investing in securities which will provide a relatively high-yield and stable return and which, over a period of years, may also provide capital appreciation. The Portfolio normally will invest between 60% and 75% of its assets in dividend-paying, marketable common stocks of domestic and foreign industrial issuers. The Portfolio also will invest in convertible bonds, preferred stocks and debt securities. In periods of uncertain market and economic conditions, as determined by the Board of Trustees, the Portfolio may depart from the basic investment objective and assume a defensive position with up to 50% of its assets temporarily invested in high quality corporate bonds, or notes and government issues, or held in cash.

         The Portfolio's investments in common stocks may, of course, decline in value. To minimize the risk this presents, the Sub-advisor only invests in dividend-paying common stocks of domestic and foreign industrial issuers which are marketable; and will not invest more than 5% of the Portfolio's assets in the securities of any one company or more than 25% of the Portfolio's assets in any one industry.

         Debt Securities. The Portfolio's investments in debt securities will generally be subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of debt securities, whereas a decline in interest rates will tend to increase their values. Although the Sub-advisor will limit the Portfolio's debt security investments to securities it believes are not highly speculative, both kinds of risk are increased by investing in debt securities rated below the top four grades by Standard & Poor's Corporation ("Standard & Poor's) or Moody's Investors Services, Inc. ("Moody's") and unrated debt
securities,   other  than  Government  National  Mortgage  Association  modified pass-through certificates. For an additional discussion of the special risks involved in lower-rated debt securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         In order to decrease its risk in investing in debt securities, the Portfolio will invest no more than 15% of its assets in debt securities rated below AAA, AA, A or BBB by Standard & Poor's, or Aaa, Aa, A or Baa by Moody's, and in no event will the Portfolio ever invest in a debt security rated below Caa by Moody's or CCC by Standard & Poor's. Lower rated bonds by Moody's
(categories Ba, B, Caa) are of poorer quality and may have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower rated bonds by Standard & Poor's (categories BB, B, CCC) include those which are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. For more information on debt securities, see the Appendix to the Trust's Statement of Additional Information.

         While the Sub-advisor will monitor all of the debt securities in the Portfolio for the issuers' ability to make required principal and interest payments and other quality factors, the Sub-advisor may retain in the Portfolio a debt security whose rating is changed to one below the minimum rating required for purchase of such a security.

     Risks Involved in Lower-Rated High-Yield Bonds. For a discussion of the special risks involved in lower-rated bonds, see this Prospectus and the Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Portfolio Turnover. There are no fixed-limitations regarding portfolio turnover. The rate of portfolio turnover may fluctuate as a result of constantly changing economic conditions and market circumstances. Securities initially satisfying the Portfolio's basic objectives and policies may be disposed of when they are no longer suitable. As a result, it is anticipated that the Portfolio's annual portfolio turnover rate may be in excess of 100%, and may be higher than that of other investment companies seeking current income with capital growth as a secondary consideration. Increased portfolio turnover would cause the Portfolio to incur greater brokerage costs than would otherwise be the case.

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with respect to debt instruments eligible for investment by the Portfolio. These agreements are entered into with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers which are deemed creditworthy. A repurchase agreement is a means of investing moneys for a short period. In a repurchase agreement, the Portfolio acquires a debt instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) subject to resale to the seller at an agreed upon price and date (normally, the next business day). In the event that the original seller defaults on its obligation to repurchase the security, the Portfolio could incur costs or delays in seeking to sell such security. To minimize risk, the securities underlying each repurchase agreement will be maintained with the Portfolio's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest), and such agreements will be effected only with parties that meet certain creditworthiness standards established by the Trust's Board of Trustees. The Portfolio will not enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of the Portfolio's total net assets would be invested in such repurchase agreements and other illiquid securities. The Portfolio has not adopted any limit on the amount of its total assets that may be invested in repurchase agreements maturing in seven days or less.

         Lending Portfolio Securities. The Portfolio also may lend its securities to qualified brokers, dealers, banks, or other financial institutions. This practice permits the Portfolio to earn income, which, in turn, can be invested in additional securities to pursue the Portfolio's investment objective. Loans of securities by the Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies, equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. The Sub-advisor monitors the creditworthiness of borrowers in order to minimize such risks. The Portfolio will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33-1/3% of the Portfolio's total net assets (taken at market value). For an additional discussion on lending, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest up to 25% of its total assets in foreign securities. Investments in securities of foreign companies and in foreign markets involve certain additional risks not associated with investments in domestic companies and markets. The Portfolio may invest in countries considered to be developing which may involve special risks. For a discussion of these risks and the risks of foreign investing in general, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Risk of Currency Fluctuations. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion of the risks of currency fluctuations, see this Prospectus and Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of its net assets in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Board of Trustees or the Investment Manager, acting pursuant to authority delegated by the Board of Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to that rule, and therefore that such securities are not subject to the foregoing limitation. For a discussion of restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Borrowing. For a discussion of the risks involved with and the limitations on borrowing and risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods."

PIMCO Total Return Bond Portfolio:


Investment Objective: The investment objective of the PIMCO Total Return Bond Portfolio is to maximize total return, consistent with preservation of capital. The Sub-advisor will seek to employ prudent investment management techniques, especially in light of the broad range of investment instruments in which the Portfolio may invest.


Investment Policies:

         In selecting securities for the Portfolio, the Sub-advisor will utilize economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor's outlook for the U.S. and foreign economies, the financial markets and other factors. The Portfolio will invest at least 65% of its assets in the following types of securities which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities; variable and floating rate debt securities; bank certificates of deposit; fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies or supranational entities; and foreign currency exchange-related securities, including foreign currency warrants.


         The Portfolio will invest in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration from three to six years. The duration of the Portfolio will vary within the three- to six-year time frame based upon the Sub-advisor's forecast for interest rates, but under current conditions is expected to stay within one year of what the Sub-advisor believes to be the average duration of the bond market as a whole. The Sub-advisor bases its analysis of the average duration of the bond market on bond market indices which it believes to be representative, and other factors. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's Investors
Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or, if unrated, determined by the Sub-advisor to be of comparable quality). The Portfolio will maintain an overall dollar-weighted average quality of at least A (as rated by Moody's or S&P). Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. The Sub-advisor will seek to reduce the risks associated with investing in such securities by limiting the Portfolio's holdings in such securities and by the depth of its own credit analysis. For a discussion of the risks involved in lower-rated high-yield bonds, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which the Sub-advisor believes to be relatively undervalued.


         The Portfolio may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which the Portfolio owns or anticipates purchasing due to anticipated changes in interest rates. The Portfolio may engage in foreign currency transactions. Foreign currency exchange transactions may be entered into the purpose of hedging against foreign currency exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies.

         The Portfolio may enter into swap agreements for the purposes of attempting to obtain a particular investment return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that provided that desired return. In addition, the Portfolio may purchase and sell securities on a when-issued and delayed delivery basis and enter into forward commitments to purchase securities; lend its securities to brokers, dealers and other financial institutions to earn income; and borrow money for investment purposes. See the Appendix to the Trust's Statement of Additional Information for a description of Moody's and S&P's ratings applicable to fixed income securities.

         The "total return" sought by the Portfolio will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities or realized from the purchase and sale of securities, and use of futures and options or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return of the Portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the market risk and volatility of a fixed income portfolio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. The change in the market value of fixed income securities (and therefore their capital appreciation or depreciation) is largely a function of changes in the current level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. When interest rates are flat, shorter duration portfolios generally will not achieve as high a level of return as longer duration portfolios (assuming that long-term interest rates are higher than short-term interest rates, which is commonly the case). With respect to any fixed-income portfolio, the longer the duration of the portfolio, the greater the potential for total return, with, however, greater attendant market risk and price volatility than for a portfolio with a shorter duration. The market value of securities denominated in currencies other than U.S. dollars also may be affected by movements in foreign currency exchange rates.

         The Portfolio's investments, include, but are not limited to, the following:

     U.S. Government Securities. The Portfolio may invest in U.S. Government Securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

         Corporate Debt Securities. The Portfolio may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Investment in corporate debt securities that are below investment grade (rated below Baa (Moody's) or BBB (S&P)) are described as "speculative" both by Moody's and S&P. For a description of the special risks involved with lower-rated high-yield bonds, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-related and other asset-backed securities, including mortgage pass-through securities and collateralized mortgage obligations. The value of some mortgage- or asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolio, the ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of the Sub-advisor to forecast interest rates and other economic factors correctly. These investments involve special risks. For a description of these securities and the special risks involved therein, see this Prospectus and the Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Repurchase Agreements. For the purpose of achieving income, the Portfolio may enter into repurchase agreements, subject to guidelines promulgated by the Board of Trustees of the Trust. The Portfolio will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."


         Reverse Repurchase Agreements and Other Borrowings. The Portfolio may enter into reverse repurchase agreements. For a discussion of reverse repurchase agreements, see this Prospectus under "Certain Risk Factors and Investment Methods." The Portfolio will maintain a segregated account consisting of cash, U.S. Government securities or high-grade debt obligations, maturing not later than the expiration of the reverse repurchase agreement, to cover its obligations under reverse repurchase agreements. The Portfolio may also borrow money for investment purposes. Such a practice will result in leveraging of the Portfolio's assets. Leverage will tend to exaggerate the effect on net asset value of any increase or decrease in the value of the Portfolio and may cause the Portfolio to liquidate portfolio positions when it would not be advantageous to do so.

         Lending Portfolio Securities. For the purpose of achieving income, the Portfolio may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Portfolio may at any time call the loan and obtain the return of securities loaned, (3) the Portfolio will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Portfolio. For a discussion of the risks involved in lending, see this Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued or Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date, in a segregated account, cash, U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to time delivery of the securities is made, although the Portfolio may earn income on securities it has deposited in a segregated account. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the security, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Portfolio may purchase or sell securities on a delayed delivery basis.


         Foreign Securities. The Portfolio may invest directly in U.S. dollar-or foreign currency-denominated fixed income securities. The Portfolio will limit its foreign investments to securities of issuers based in developed countries (including newly industrialized countries, such as Taiwan, South Korea and Mexico). For a discussion of the risks involved in investing in foreign securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Brady Bonds. The Portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government Securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by the Portfolio will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.


         Options on Securities, Securities Indexes and Currencies. The Portfolio may purchase and write call and put options on securities, securities indexes and on foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indexes. The Portfolio may use these techniques to hedge against changes in interest rates, foreign currency, exchange rates or securities prices or as part of its overall investment strategy.

         The Portfolio may purchase options on securities to protect holdings in an underlying or related security against a substantial decline in market value. A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. The Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Portfolio may write a call or put option only if it is "covered" by the Portfolio holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Portfolio's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option on of the same series.


         Risks of Options. The Portfolio may invest in foreign-denominated securities and may buy or sell put and call options on foreign currencies. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. For a discussion of the risks involved in investing in foreign currency, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods." For a discussion of options and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Swaps. The Portfolio may enter into interest rate, index and currency exchange rate swap agreements for the purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.


         The "notional amount" of a swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Portfolio would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement ("net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Portfolio) and any accrued unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Portfolio. The Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's total assets.


         Risks of Swaps. Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio's ability to predict correctly whether certain types of investment are likely to produce greater returns than other investments. Because they are two-party contracts and because they have terms of greater than seven days, swap agreements may be considered illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of a default or bankruptcy of a swap agreement counterparty. The Sub-advisor will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio's ability to use swap agreements. The swaps market is relatively new and is largely unregulated. It is possible that developments in the swaps market, including potential governmental regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Futures Contracts and Options on Futures Contracts. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on a U.S. or foreign exchange or board of trade. The Portfolio will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Portfolio will use financial futures contracts and related options only for "bona fide" hedging purposes, as such term is defined in the applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposit plus premiums paid by it for the open futures options position, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Portfolio's total assets.


         Risks of Futures Contracts and Related Options. There are risks involved in futures and options contracts. For a discussion of futures contracts and related options, and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Risk of Currency Fluctuations. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion of the risks of currency fluctuations, see this Prospectus and Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Other Foreign Currency Transactions. The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. The Portfolio may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. For a discussion of foreign currency transactions and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Borrowing. For a discussion of the limitations on borrowing by the Portfolio and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

PIMCO Limited Maturity Bond Portfolio:

Investment Objective: The investment objective of the PIMCO Limited Maturity Bond Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management. This is a fundamental investment objective of the Portfolio.

Investment Policies:

         In selecting securities for the Portfolio, the Sub-advisor utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of each Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor's outlook for the U.S. and foreign economies, the financial markets, and other factors.

         The Portfolio will invest at least 65% of its total assets in the following types of securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities; variable and floating rate debt securities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies or supranational entities; and foreign currency exchange-related securities, including foreign currency warrants.

         The Portfolio may hold different percentages of its assets in these various types of securities, and may invest all of its assets in derivative instruments or in mortgage- or asset-backed securities. There are special risks involved in these instruments.


         The Portfolio will invest in a diversified portfolio of fixed income securities of varying maturities with a portfolio duration from one to three years. The Portfolio may invest up to 10% of its assets in corporate debt securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Sub-advisor to be of comparable quality). The Portfolio may also invest up to 20% of its assets in securities denominated in foreign currencies. The Portfolio will make use of use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit its investments accordingly. In determining the Portfolio's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Sub-advisor's view of their comparability to rated securities. The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Sub-advisor to be of comparable quality). The percentage of a the Portfolio's assets invested in securities in a particular rating category will vary.


         The Portfolio may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which the Portfolio owns or anticipates purchasing due to anticipated changes in interest rates. The Portfolio may invest in securities denominated in foreign currencies also may engage in foreign currency exchange transactions by means of buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into foreign currency forward contracts and buy or sell foreign currencies or foreign currency options for purposes of increasing exposure to a particular foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

         The Portfolio may enter into swap agreements for purposes of attempting to obtain a particular investment return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that provided that desired return. In addition, the Portfolio may purchase and sell securities on a when-issued or delayed-delivery basis, sell securities short, and enter into forward commitments to purchase securities; lend their securities to brokers, dealers and other financial institutions to earn income; and borrow money for investment purposes. See the Appendix to the Statement of Additional Information for a description of Moody's and S&P ratings applicable to fixed income securities.

         The "total return" sought by the Portfolio will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares) or realized from the purchase and sale of securities, and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfolio that invests primarily in equity securities. At the same time, the market risk and price volatility of a fixed income portfolio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. The change in market value of fixed income securities (and therefore their capital appreciation or depreciation) is largely a function of changes in the current level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). With respect to the composition of any fixed income portfolio, the longer the duration of the portfolio, the greater the anticipated potential for total return, with, however, greater attendant market risk and price volatility than for a portfolio with a shorter duration. The market value of securities denominated in currencies other than the U.S. dollar also may be affected by movements in foreign currency exchange rates.

     The Portfolio's investments include but are not limited to the following:

         U.S. Government Securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

         Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Investments in corporate debt securities that are below investment grade (rated below Baa (Moody's) or BBB (S&P)) are described as "speculative" both by Moody's and S&P. Moody's also describes securities rated Baa as having speculative characteristics. For a description of the special risks involved with lower-rated high-yield bonds, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage- or asset-backed securities. The value of some mortgage- or asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolio, the ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of the Sub-advisor to forecast interest rates and other economic factors correctly.

         Mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.


         A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. In addition, the Portfolio may invest in other asset-backed securities that have been offered to investors.


         Risks of Mortgage-related and Other Asset-Backed Securities. For a discussion of the risks involved in mortgage-related and other asset-backed securities, see this Prospectus and the Trust's Statement of Additional information under "Certain Risk Factors and Investment Methods."


         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, for the purpose of achieving income, the Portfolio may enter into repurchase agreements, which entail the purchase of a portfolio eligible security from a bank or broker-dealer that agrees to repurchase the security at the Portfolio's cost plus interest within a specified time (normally one day). The Portfolio will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."


         Reverse Repurchase Agreements and Other Borrowings. A reverse repurchase agreement is a form of leverage that involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. The Portfolio will maintain a segregated account consisting of cash, U.S. Government securities or high-grade debt obligations, maturing not later than the expiration of the reverse repurchase agreement, to cover its obligations under reverse repurchase agreements. The Portfolio also may borrow money for investment purposes, subject to requirements imposed by the 1940 Act that the Portfolio maintain a continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Such a practice will result in leveraging of the Portfolio's assets. Leverage will tend to exaggerate the effect on net asset value of any increase or decrease in the value of the Portfolio's portfolio and may cause the Portfolio to liquidate portfolio positions when it would not be advantageous to do so.

         Lending Portfolio Securities. For the purpose of achieving income, the Portfolio may lend its portfolio securities, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Portfolio may at any time call the loan and obtain the return of the securities loaned; (iii) the Portfolio will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Portfolio. For a discussion of risks involved in lending, see this Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued or Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, cash, U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has deposited in a segregated account. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Portfolios may purchase or sell securities on a delayed-delivery basis.

         Short Sales. The Portfolio may from time to time effect short sales as part of its overall portfolio management strategies, including the use of derivative instruments, or to offset potential declines in value of long positions in similar securities as those sold short. A short sale (other than a short sale against the box) is a transaction in which the Portfolio sells a security it does not own at the time of the sale in anticipation that the market price of that security will decline. To the extent that the Portfolio engages in short sales, it must (except in the case of short sales "against the box") maintain asset coverage in the form of cash, U.S. Government securities or high grade debt obligations in a segregated account. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

         Foreign Securities. The Portfolio may invest directly in U.S. dollar-or foreign currency-denominated fixed income securities of non-U.S. issuers. The Portfolio will limit its foreign investments to securities of issuers based in developed countries (including Newly Industrialized Countries, "NICs", such as Taiwan, South Korea and Mexico). Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of the risks involved in foreign investing, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Options on Securities, Securities Indexes, and Currencies. The Portfolio may purchase put options on securities. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. The Portfolio may also purchase call options on securities. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. The Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Portfolio may write a call or put option only if the option is "covered" by the Portfolio holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Portfolio's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

         Risks of Options. The purchase and writing of options involves certain risks. The Portfolio may buy or sell put and call options on foreign currencies. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. For a discussion of the risks involved in investing in foreign currency, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods." For a discussion of options and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Swap Agreements. The Portfolio may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.


         The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Portfolio would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of segregated assets consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Portfolio. A Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

         Risks of Swaps. Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Sub-advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-advisor will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Futures Contracts and Options on Futures Contracts. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon ("futures options") that are traded on a U.S. or foreign exchange or board of trade. The Portfolio will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Portfolio will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Portfolio's total net assets.


         Risks of Futures and Related Options. There are risks involved in futures and options contracts. For a discussion of futures contracts and related options, and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Risk of Currency Fluctuations. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion of the risks of currency fluctuations, see this Prospectus and Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Other Foreign Currency Transactions. The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. The Portfolio may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. For a discussion of foreign currency transactions and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

AST Scudder International Bond Portfolio:

Investment Objective: The Portfolio seeks to provide income primarily by investing in a managed portfolio of high-grade international bonds. As a secondary objective, the Portfolio seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

         Special Risk Considerations. The Portfolio is intended for long-term investors who can accept the risks associated with investing in international bonds. Total return from investment in the Portfolio will consist of income after expenses, bond price gains (or losses) in terms of the local currency and currency gains (or losses). For tax purposes, realized gains and losses on currency are regarded as ordinary income and loss and could, under certain circumstances, have an impact on distributions. The value of the Portfolio will fluctuate in response to various economic factors, the most important of which are fluctuations in foreign currency exchange rates and interest rates.

         Because the Portfolio's investments are primarily denominated in foreign currencies, exchange rates are likely to have a significant impact on total Portfolio performance. For example, a fall in the U.S. dollar's value relative to the Japanese yen will increase the U.S. dollar value of a Japanese bond held in the Portfolio, even though the price of that bond in yen terms remains unchanged. Conversely, if the U.S. dollar rises in value relative to the yen, the U.S. dollar value of a Japanese bond will fall. Investors should be aware that exchange rate movements can be significant and endure for long periods of time.

         The Sub-advisor will attempt to control exchange rate and interest rate risks through active portfolio management. The Sub-advisor's techniques include management of currency, bond market and maturity exposure and security selection which will vary based on available yields and the Sub-advisor's outlook for the interest rate cycle in various countries and changes in foreign currency exchange rates. In any of the markets in which the Portfolio invests, longer maturity bonds tend to fluctuate more in price as interest rates change than shorter-term instruments-again providing both opportunity and risk.

         The Portfolio may also engage in Strategic Transactions (see the heading by that name in this Prospectus) to enhance potential gains for non-hedging purposes. No more than 5% of the Portfolio's assets will be committed to Strategic Transactions entered into for non-hedging purposes. The use of such transactions can increase the gain or loss over that which would have resulted had such strategic transactions not been utilized.

         Because of the Portfolio's long-term investment objectives, investors should not rely on an investment in the Portfolio for their short-term financial needs and should not view the Portfolio as a vehicle for playing short-term swings in the international bond and foreign exchange markets. Shares of the Portfolio alone should not be regarded as a complete investment program. Also, investors should be aware that investing in international bonds may involve a higher degree of risk than investing in U.S. bonds.

         Investments in foreign securities involve special considerations. For a discussion of the risks involved in investing in foreign securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

Investment Policies:

         To achieve its objectives, the Portfolio will primarily invest in a managed portfolio of high-grade international bonds that are denominated in foreign currencies, including bonds denominated in the European Currency Unit
(ECU). Portfolio investments will be selected on the basis of, among other things, yields, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk. The Portfolio will normally invest at least 65% of its total assets in bonds denominated in foreign currencies.

         The high-grade debt securities in which the Portfolio primarily invests will be rated in one of the three highest rating categories of one of the major U.S. rating services or, if not rated, considered to be of equivalent quality in local currency terms by the Sub-advisor. These securities are rated AAA, AA or A by Standard & Poor's Corporation ("S&P") or Aaa, Aa, or A by Moody's Investors Service, Inc. ("Moody's").

         The Portfolio may also purchase debt securities rated BBB, BB or B by S&P or Baa, Ba or B by Moody's and unrated securities considered to be of equivalent quality in local currency terms by the Sub-advisor. The Portfolio will do so to avail itself of the higher yields available with these securities, but only to the extent that up to 15% of the Portfolio's total assets may be invested in securities rated below BBB by S&P or Baa by Moody's. Securities rated below investment-grade are commonly referred to as "junk bonds" and involve greater price volatility and higher degrees of speculation with respect to the payment of principal and interest than higher quality fixed-income securities. The market prices of such lower-rated debt securities may decline significantly in periods of general economic difficulty. In addition, the trading market for these securities is generally less liquid than for higher rated securities and the Portfolio may have difficulty disposing of these securities at the time it wishes to do so. The lack of a liquid secondary market for certain securities may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. For a discussion of the risks involved in lower-rated debt securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

The Portfolio's investments may include:

         Debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by supranational organizations (e.g., European Investment Bank, InterAmerican Development Bank or the World Bank); corporate debt securities; bank or bank holding company debt securities; other debt securities, including those convertible into common stock.

         The Portfolio may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distribution of interest. For a discussion of zero coupon securities, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         The Portfolio may purchase securities which are not publicly offered. If such securities are purchased, they may be subject to restrictions applicable to restricted securities. For a discussion of the risks involved with restricted securities, see this Prospectus under "Certain Risk Factors and Investment Methods."

         The Portfolio intends to select its investments from a number of country and market sectors. It may substantially invest in the issuers in one or more countries and intends to have investments in securities of issuers from a minimum of three different countries. Under normal circumstances, the Portfolio will invest no more than 35% of the value of its total assets in U.S. debt securities. The Portfolio may invest 10% of its net assets in securities which are not readily marketable, repurchase agreements maturing in more than seven days and restricted securities; and up to 5% of its assets in restricted securities. The Portfolio may engage in strategic transactions, as described below, for hedging purposes and to seek to increase gain. For temporary defensive or emergency purposes, however, the Portfolio may invest without limit in U.S. debt securities, including short-term money market securities. It is impossible to predict for how long such alternative strategies will be utilized.

         Short-term investments. To protect against adverse movements of interest rates and for liquidity, the Portfolio may also purchase short-term obligations denominated in U.S. and foreign currencies (including the ECU) such as, but not limited to, bank deposits, bankers' acceptances, certificates of deposit, commercial paper, short-term government, government agency, supranational agency and corporate obligations, and repurchase agreements.

         Indexed securities. The Portfolio may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of an indexed security may be increased or decreased, depending on changes in the value of the reference instrument. Indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in the interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in the value of the reference instrument. Thus, in addition to the credit risk of the security's issuer, the Portfolio will bear the market risk of the reference instrument.

         Repurchase agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust and as a means of earning income for periods as short as overnight, the Portfolio may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, the Portfolio acquires securities, subject to the seller's agreement to repurchase them at a specified time and price. The Portfolio may also enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risk similar to that of debt securities in which the Portfolio invests. For a discussion of the risks involved in repurchase agreements, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Dollar roll transactions. The Portfolio may enter into dollar roll transactions with selected banks and broker/dealers. Dollar roll transactions are treated as reverse repurchase agreements for purposes of the Portfolio's borrowing restrictions and consist of the sale by the Portfolio of mortgage-backed securities with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. If the broker/dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security which the Portfolio is required to repurchase may be worth less than a security which the Portfolio originally held, and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

         When-issued or Delayed Delivery securities. The Portfolio may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Portfolio. At the time of settlement, the market value of the security may be more or less than the purchase price. For an additional discussion of when-issued securities and the risks involved therein, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Strategic Transactions and Derivatives. The Portfolio may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific fixed-income market movements), to manage the effective maturity or duration of the Portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. In the course of pursuing these investment strategies, the Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Portfolio's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Sub-advisor's ability to predict pertinent market movements, which cannot be assured. The Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Sub-advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Portfolio, force the sale or purchase of Portfolio securities at inopportune times or for prices higher than (in case the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Portfolio can realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in the Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. See this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods" for a further discussion of the risks involved in future and options transactions.


     Borrowing. For a discussion of the limitations on borrowing by the Portfolio and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."


Berger Capital Growth Portfolio:


Investment Objective: The investment objective of the Berger Capital Growth Portfolio is long-term capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in common stocks of established companies which the Sub-advisor believes offer favorable growth prospects. Current income is not an investment objective of the Portfolio, and any income produced will be a by-product of the effort to achieve the Portfolio's objective.


Investment Policies:

         In general, investment decisions for the Portfolio are based on an approach which seeks out successful companies because they are believed to be more apt to become profitable investments. To evaluate a prospective investment, the Sub-advisor analyzes information from various sources, including industry economic trends, earnings expectations and fundamental securities valuation factors to identify companies which in the Sub-advisor's opinion are more likely to have predictable, above average earnings growth, regardless of the company's size and geographic location. The Sub-advisor also takes into account a company's management and its innovations in products and services in evaluating its prospects for continued or future earnings growth.


         In selecting its portfolio securities, the Portfolio places primary emphasis on established companies which it believes to have favorable growth prospects. Common stocks usually constitute all or most of the Portfolio's investment holdings, but the Portfolio remains free to invest in securities other than common stocks, and may do so when deemed appropriate by the Sub-advisor to achieve the objective of the Portfolio. The Portfolio may, from time to time, take substantial positions in securities convertible into common stocks, and it may also purchase government securities, preferred stocks and other senior securities if its Sub-advisor believes these are likely to be the best suited at that time to achieve the Portfolio's objective. The Portfolio's policy of investing in securities believed to have a potential for capital growth means that a Portfolio share may be subject to greater fluctuations in value than if the Portfolio invested in other securities.


         Short-term. The Portfolio may increase its investment in government securities and other short-term interest-bearing securities without limit when the Sub-advisor believes market conditions warrant a temporary defensive position, during which period it may be more difficult for the Portfolio to achieve its investment objective.


         Put and Call Options. The Portfolio may purchase put and call options on stock indices for the purpose of hedging, which includes establishing a position in an equity equivalent as a temporary substitute for the purchase of individual stocks. To hedge the Portfolio to cushion against a decline in value, the Portfolio may buy puts on stock indices; to hedge against increases in prices of equities, pending investments in equities, the Portfolio may buy calls on stock indices. No more than 1% of the market value of the Portfolio's net assets at the time of purchase may be invested in put and call options. For a discussion of the risks associated with options, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


     Foreign Securities. The Portfolio may invest in both domestic and foreign securities. Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers. For a discussion of risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Risk of Currency Fluctuations. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion of the risks of currency fluctuations, see this Prospectus and Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Convertible Securities. The Portfolio may purchase securities which are convertible into common stock when the Sub-advisor believes they offer the potential for a higher total return than nonconvertible securities. While fixed income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Portfolio may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income to the Portfolio or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their being rated below investment grade by organizations such as Moody's Investors Service, Inc. and Standard & Poor's Corporation. The Portfolio has no pre-established minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities. However, under normal circumstances, the Portfolio will not invest in any security in default at the time of purchase or in any nonconvertible debt securities rated below investment grade, and the Portfolio will invest less than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade. For a more detailed discussion of the risks associated with these securities and their ratings, see the Appendix to the Trust's Statement of Additional Information.

         Zero Coupon Bonds. The Portfolio may invest in zero coupon bonds or in "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. "Strips" are debt securities that are stripped of their interest coupons after the securities are issued, but otherwise are comparable to zero coupon bonds. The market values of "strips" and zero coupon bonds generally fluctuate in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality. The Portfolio will not invest in mortgage-backed or other asset-backed securities.


         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with a well-established securities dealer or a bank which is a member of the Federal Reserve System. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."


         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. Securities eligible for resale under Rule 144A of the Securities Act of 1933 could be deemed "liquid" when saleable in a readily available market. For a discussion of illiquid or restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

Robertson Stephens Value + Growth Portfolio:

     Investment Objective: The investment objective of the Robertson Stephens Value + Growth Portfolio is to seek capital appreciation. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Portfolio will invest primarily in growth companies believed by the Sub-advisor to have favorable relationships between price/earnings ratios and growth rates in sectors offering the potential for above-average returns.

         In selecting investments for the Portfolio, the Sub-advisor's primary emphasis is typically on evaluating a company's management, growth prospects, business operations, revenues, earnings, cash flows, and balance sheet in relationship to its share price. The Sub-advisor may select stocks which it believes are undervalued relative to the current stock price. Undervaluation of a stock can result from a variety of factors, such as a lack of investor recognition of (1) the value of a business franchise and continuing growth potential, (2) a new, improved or upgraded product, service or business operation, (3) a positive change in either the economic or business condition for a company, (4) expanding or changing markets that provide a company with either new earnings direction or acceleration, or (5) a catalyst, such as an impending or potential asset sale or change in management, that could draw increased investor attention to a company. The Sub-advisor also may use similar factors to identify stocks which it believes to be overvalued, and may engage in short sales of such securities.

         The Portfolio may also engage in the following investment practices, each of which involves certain special risks.

         Investments in Smaller Companies. The Portfolio may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

         Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of the Portfolio to dispose of such securities may be greatly limited, and the Portfolio may have to continue to hold such securities during periods when the Sub-advisor would otherwise have sold the security. It is possible that the Sub-advisor or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Portfolio. The Portfolio will not invest, in the aggregate, more than 10% of its net assets in illiquid securities. For a discussion of illiquid and restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Short Sales. When the Sub-advisor anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Portfolio may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Portfolio must replace the borrowed security. All short sales must be fully collateralized, and the Portfolio will not sell securities short if, immediately after and as a result of the sale, the value of all securities sold short by the Portfolio exceeds 25% of its total assets. The Portfolio limits short sales of any one issuer's securities to 2% of the Portfolio's total assets and to 2% of any one class of the issuer's securities.

         Foreign Securities. The Portfolio may invest up to 35% of its net assets in securities principally traded in foreign markets. The Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

         The Portfolio may also at times invest a substantial portion of their assets in securities of issuers in developing countries. Although many of the securities in which the Portfolio may invest are traded on securities exchanges, the Portfolio may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Portfolio may also invest a substantial portion of its assets in securities traded in the over-the-counter markets in such countries and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of their counterparties in trading those investments. For a discussion of the risks involved in investing in developing countries and investing in foreign securities, in general, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Debt Securities. The Portfolio may invest in debt securities from time to time, if the Sub-advisor believes that such investments might help achieve the Portfolio's investment objective. The Sub-advisor expects that under normal circumstances the Portfolio will not likely invest a substantial portion of its assets in debt securities.

         The Portfolio will invest only in securities rated "investment grade" or considered by the Sub-advisor to be of comparable quality. Investment grade securities are rated Baa or higher by Moody's Investors Service, Inc. ("Moody's) or BBB or higher by Standard & Poor's Corporation ("S&P"). Securities rated Baa or BBB lack outstanding investment characteristics, have speculative characteristics, and are subject to greater credit and market risks than higher-rated securities. For a description of Moody's and S&P's rating categories, see the Appendix to the Trust's Statement of Additional Information.

         The Portfolio will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of purchase, although the
Sub-advisor will monitor the investment to determine whether continued investment in the security will assist in meeting the Portfolio's investment objective.

         Zero-Coupon Bonds and Payment-in-Kind Bonds. The Portfolio may also invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

         Options and Futures. The Portfolio may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, the Portfolio may at times seek to hedge against fluctuations in net asset value and to attempt to increase its investment return.

         The Portfolio's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that the Portfolio will be able to utilize these instruments effectively for the purposes stated above.

         The Portfolio expects that its options and futures transactions generally will be conducted on recognized exchanges. The Portfolio may in certain instances purchase and sell options in the over-the-counter markets. The Portfolio's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options, and such transactions also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Portfolio. The Portfolio will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Sub-advisor, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.

         The Portfolio will not purchase futures or options on futures or sell futures if, as a result, the sum of the initial margin deposits on the Portfolio's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Portfolio's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

                  Index Futures and Options. The Portfolio may buy and sell index futures contracts ("index futures") and options on index futures and on indices for hedging purposes (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). An index future is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Portfolio enters into and terminates an index futures or option transaction, the Portfolio realizes a gain or loss. The Portfolio may also buy and sell index futures and options to increase its investment return.

                  LEAPs and BOUNDs. The Portfolio may purchase long-term exchange-traded equity options called Long-Term Equity Anticipation Securities ("LEAPs") and Buy-Write Options Unitary Derivatives ("BOUNDs"). LEAPs provide a holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount, and BOUNDs provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in the underlying securities' capital appreciation up to a fixed dollar amount. The Portfolio will not purchase these options with respect to more than 25% of the value of its net assets and will limit the premiums paid for such options in accordance with the most restrictive applicable state securities laws.

                  Risks of Options and Futures Transactions. There are risks involved in options and futures transactions. For a discussion of options and futures and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Sector Concentration. At times, the Portfolio may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. The Portfolio would only concentrate its investments in a particular market sector if the Sub-advisor were to believe the investment return available from concentration in that sector justifies any additional risk associated with concentration in that sector. When the Portfolio concentrates its investments in a market sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Portfolio than if it had not concentrated its assets in that sector.

         Lending Portfolio Securities. The Portfolio may lend it securities to broker-dealers. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral.

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Defensive Strategies. At times, the Sub-advisor may judge that market conditions make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Sub-advisor may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Portfolio's assets. In implementing these "defensive" strategies, the Portfolio may invest in U.S. Government securities, other high-quality debt instruments, and other securities the Sub-advisor believes to be consistent with the Portfolio's best interests.




CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Portfolios are described in the "Investment Objectives and Policies" section of this Prospectus and in the "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods" section of the Trust's Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Portfolios which may invest in such securities and instruments or use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Portfolios. The methods described only apply to those Portfolios which may use such methods.

Derivative Instruments:

         To the extent permitted by the investment objectives and policies of a Portfolio, a Portfolio may purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts. A Portfolio also may enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. A Portfolio may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. A Portfolio may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

     Derivative instruments may consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and does not include those securities whose payment of principal and/or interest depend upon cash flows from underlying assets, such as mortgage or asset-backed securities. The value of some derivative instruments in which a Portfolio invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Portfolio, the ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of the Sub-advisor to forecast interest rates and other economic factors correctly. If the Sub-advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolio could be exposed to the risk of a loss.

         A Portfolio might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If a Sub-advisor incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments; the fact that, while some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in related investments; and the possible inability of the Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio security at a disadvantageous time, due to the need for the Portfolio to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments and the possible inability of the Portfolio to close out or to liquidate its derivatives positions.

Asset-Backed Securities:

         Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, for example, credit card, automobile or trade receivables. Asset-backed commercial paper, one type of asset-backed security, is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

         The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement.

Mortgage Pass-through Securities:

         Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security will generally decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Collateralized Mortgage Obligations (CMOs):

         CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may also be less marketable than other securities.

Stripped Agency Mortgage-Backed Securities:

         Stripped Agency Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates.

         The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

Options:

         Call Options. A call option on a security gives the purchaser of the option, in return for a premium paid to the writer (seller), the right to buy the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer (seller) of a call option has the obligation to sell the underlying security at the exercise price. When a Portfolio purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by such Portfolio, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were to be purchased directly. By writing a call option, a Portfolio assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. The Portfolio will write call options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of Portfolio securities will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price.

         During the option period the writer of a call option has given up the opportunity for capital appreciation above the exercise price should market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. Writing call options also involves the risk relating to a Portfolio's ability to close out options it has written.

         A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

         Put Options. A put option on a security gives the purchaser of the option, in return for premium paid to the writer (seller), the right to sell the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security at the exercise price. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

         A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

         A Portfolio may sell a call option or a put option which it has previously purchased prior to purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold.

Futures Contracts and Related Options:

         A financial futures contract calls for delivery of a particular security at a certain time in the future. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future time. A Portfolio may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect the Portfolio's securities from a decrease in value. When a Portfolio writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, the purchaser of a put option on a futures contract is entitled (but not obligated) to sell a futures contract at a fixed price during the life of the option.

         Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, interest rate securities called for in a contract at a specified future time at a specified price. A stock index assigns relative values to common stocks included in the index and the index fluctuates with changes in the market values of the common stocks included. A stock index futures contract is a bilateral contract pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

         Futures contracts and options can be highly volatile and could result in reduction of a Portfolio's total return, and a Portfolio's attempt to use such investments for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. A Portfolio's potential losses from the use of futures extends beyond its initial investment in such contracts. Also, losses from options and futures could be significant if a Portfolio is unable to close out its position due to distortions in the market or lack of liquidity.


         The use of futures, options and forward contracts involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If a Sub-advisor seeks to protect a Portfolio against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to such Portfolio, such Portfolio could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include: (a) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (b) imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; (c) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to such Portfolio.


         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of a hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of the Portfolio diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Sub-advisor to correctly forecast interest rate movements and general stock market price movements.

Foreign Securities:

     Investments in securities of foreign issuers may involve risks that are not present with domestic investments. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign risk in addition to credit and market risks. Sovereign risk includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States. Foreign issuers are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. In some countries, there may also be the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, difficulty in enforcing contractual and other obligations, political or social instability or revolution, or diplomatic developments which could affect investments in those countries. Settlement of transactions in some foreign markets may be delayed or less frequent than in the United States, which could affect the liquidity of investments. For example, securities which are listed on foreign exchanges or traded in foreign markets may trade on days (such as Saturday or Holidays) when a Portfolio does not compute its price or accept orders for the purchase, redemption or exchange of its shares. As a result, the net asset value of a Portfolio may be significantly affected by trading on days when shareholders cannot make transactions. Further, it may be more difficult for the Trust's agents to keep currently informed about corporate actions which may affect the price of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements or loss of certificates for portfolio securities.


         Investments by a Portfolio in foreign companies may require such Portfolio to hold securities and funds denominated in a foreign currency. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Thus, such a Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders of such a Portfolio. Foreign currency exchange rates generally are determined by the forces of supply and demand in foreign exchange markets and the relative merits of investment in different countries, actual or perceived changes in interest rates or other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. In addition, a Portfolio may incur costs in connection with conversions between various currencies. Investors should understand and consider carefully the special risks involved in foreign investing. These risks are often heightened for investments in emerging or developing countries.


         Developing Countries. Investing in developing countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: the risk of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; higher rates of inflation; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Portfolio's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain developing countries; the fact that companies in developing countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.


American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"):

         ADRs are dollar-denominated receipts generally issued by a domestic bank that represents the deposit of a security of a foreign issuer. ADRs may be publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. Depository Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of a Depository Receipt. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.


Currency Fluctuations:

         Investments in foreign securities may be denominated in foreign currencies. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. A Portfolio's net asset value per share may, therefore, be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion, see "Foreign Securities" above.

Forward Foreign Currency Exchange Contracts:


         A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date the contract is agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Portfolio "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Portfolio reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency into which it will exchange. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another. The Portfolios may enter into these contracts for the purposes of hedging against foreign exchange risk arising from such Portfolio's investment or anticipated investment in securities denominated in foreign currencies. Although a Sub-advisor may, from time to time, seek to protect a Portfolio by using forward contracts, anticipated currency movements may not be accurately predicted and the Portfolio may incur a gain or a loss on a forward contract. A forward contract may reduce a Portfolio's losses on securities denominated in foreign currency, but it may also reduce the potential gain on the securities depending on changes in the currency's value relative to the U.S. dollar or other currencies.


Lower-rated High-yield Bonds:


         In general the market for lower-rated high-yield-bonds (commonly known as "junk bonds") is more limited than the market for higher-rated bonds, and because their markets may be thinner and less active, the market prices of lower-rated high-yield bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. In addition, while the market for high-yield corporate debt securities has been in existence for many years, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Other risks which may be associated with lower-rated high-yield bonds include their relative insensitivity to interest rate changes; the exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower yielding bonds; and legislation, from time to time, may adversely affect their market. Since the risk of default is higher among lower-rated high-yield bonds, a Sub-advisor's research and analysis are an important ingredient in the selection of lower-rated high-yield bonds. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk may be reduced, although there is no assurance that losses will not occur.


Illiquid or Restricted Securities:


         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities. Illiquid securities are deemed as such because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, they are not readily marketable. Restricted securities are acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale may make it difficult for a Portfolio to dispose of such securities at the time considered most advantageous by its Sub-advisor, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. A Portfolio that may purchase restricted securities may qualify for and trade restricted securities in the "institutional trading market" pursuant to Rule 144A of the Securities Act of 1933. Trading in the institutional trading market may enable a Sub-advisor to dispose of restricted securities at a time the Sub-advisor considers advantageous and/or at a more favorable price than would be available if such securities were not traded in such market. However, the institutional trading market is relatively new and liquidity of a Portfolio's investments in such market could be impaired if trading does not develop or declines. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time a Portfolio may be permitted to sell it under an effective registration statement. If, during such a period, adverse conditions were to develop, a Portfolio might obtain a less favorable price than prevailing when it decided to sell.


Repurchase Agreements:

         The Board of Trustees of the Trust has promulgated guidelines with respect to repurchase agreements. Repurchase agreements are agreements by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of a Portfolio's custodian maintained in a central depository or book-entry system or by physical delivery of the securities to a Portfolio's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

         A Portfolio which enters into a repurchase agreement bears a risk of loss in the event that the other party to such an agreement defaults on its obligation and such Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in value of the underlying securities during the period such Portfolio seeks to assert these rights, as well as the risk of incurring expenses in asserting these rights and the risk of losing all or part of the income from such an agreement. If the seller institution defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Portfolio might be delayed pending court action.

Reverse Repurchase Agreements:

         In a reverse repurchase agreement, a Portfolio transfers possession of a portfolio instrument to another person, such as a broker-dealer or financial institution in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future such Portfolio will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. When effecting reverse repurchase agreements, assets of a Portfolio, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated on such Portfolio's records at the trade date and are maintained until the transaction is settled. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase.

Borrowing:


         Each Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Portfolio, for any reason, have borrowings that do not meet the above test then, within three business days, such Portfolio must reduce such borrowings so as to meet the necessary test. Under such a circumstance, such Portfolio may have to liquidate securities at a time when it is disadvantageous to do so. Gains made with additional funds borrowed will generally cause the net asset value of such Portfolio's shares to rise faster than could be the case without borrowings. Conversely, if investment results fail to cover the cost of borrowings, the net asset value of such Portfolio could decrease faster than if there had been no borrowings.


Convertible Securities and Warrants:


         Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants. The value of warrants may fluctuate more than the value of the securities underlying such warrants. The value of a warrant detached from its underlying security will expire without value if the rights under such warrant are not exercised prior to its expiration date.


Lending:

         With respect to the lending of securities, there is the risk of delays in receiving additional collateral or in the recovery of securities and possible loss of rights in collateral in the event that a borrower fails financially.

REGULATORY MATTERS:

         In connection with its proposed futures and options transactions, the Trust filed with the CFTC a notice of eligibility for exemption from the definition of (and therefore from CFTC regulation as) a "commodity pool operator" under the Commodity Exchange Act for the Portfolios. The Trust represents in its notice of eligibility that:

(i) it will not purchase or sell futures or options on futures contracts or stock indices for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of each Portfolio's net assets; and

(ii) a Portfolio will not enter into any futures contracts if the aggregate amount of that Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.


     Currently, the Trust either has or will make a commitment regarding each Portfolio to the State of California Department of Insurance to limit its borrowings to 10% of the Portfolio's net asset value when borrowing for any general purpose and to an additional 15% (for a total of 25%) when borrowing as a temporary measure to facilitate redemptions. For purposes of the foregoing commitment, net asset value is the market value of all investments or assets owned by a Portfolio, less its outstanding liabilities, at the time that any new or additional borrowing is undertaken.




     Additionally, the Trust either has made or will make a commitment regarding each Portfolio to the State of California Department of Insurance with respect to diversification of its foreign investments. Such commitment generally requires that a Portfolio: (i) (consistent with the Portfolio's investment policies) invest in a minimum of five different foreign countries; except that this minimum may be reduced to four when foreign country investments comprise less than 80% of the Portfolio's net asset value, to three when less than 60% of such assets, to two when less 40% of such assets, or to one when less than 20% of such assets; and (ii) have no more than 20% of its net asset value invested in securities of issuers located in any one foreign country; except that, a Portfolio may have an additional 15% of its net asset value invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany. (Investments in U.S. issuers are not subject to any of the foregoing.)


         The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of affiliated or unaffiliated Participating Insurance Companies or participants of Qualified Plans (see page 2) arising from the fact that the interests of the holders of variable annuity contracts and variable life insurance policies and participants of Qualified Plans may differ due to differences of tax treatment or other considerations or due to conflicts between the affiliated or unaffiliated Participating Insurance Companies or Qualified Plans. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust assumes no responsibility for such prospectuses.

PORTFOLIO TURNOVER:

         Each Portfolio may generally change its investments at any time in accordance with its Sub-advisor's appraisal of factors affecting any particular issuer or the market or economy in general. The frequency of the Portfolio's transactions -- the Portfolio's turnover rate -- will vary from year to year depending upon market conditions. High turnover involves correspondingly greater brokerage commissions, other transaction costs and a possible increase in short-term capital gains or losses. The anticipated annual rate of turnover is as follows:

         Seligman Henderson International Equity Portfolio:  not to exceed 100%.

         Seligman Henderson International Small Cap Portfolio:  not to exceed
          100% under normal market conditions.

         Lord Abbett Growth and Income Portfolio:  not to exceed 100%.

         JanCap Growth Portfolio: not to exceed 200% under normal market conditions.

         AST Money Market Portfolio: The policy of this Portfolio of investing only in securities maturing 397 days or less from the date of acquisition or purchased pursuant to repurchase agreements that provide for repurchase by the seller within 397 days from the date of acquisition will result in a high portfolio turnover rate.

         Federated Utility Income Portfolio: not to exceed 75% under normal market conditions.

         Federated High Yield Portfolio: not to exceed 100% under normal market conditions.

         AST Phoenix Balanced Asset Portfolio: not to exceed 200% under normal market conditions.


         T. Rowe Price Asset Allocation Portfolio: not to exceed 100% under normal market conditions.

         T. Rowe Price International Equity Portfolio: not to exceed 100% under normal market conditions.

         T. Rowe Price Natural Resources Portfolio: not to exceed 100% under normal market conditions


         [T. Rowe Price International Bond Portfolio:  not to exceed 350%].

         Founders Capital Appreciation Portfolio: not to exceed 200% under normal market conditions.

         INVESCO Equity Income Portfolio: not to exceed 200% under normal market conditions.

         PIMCO Total Return Bond Portfolio: not to exceed 150% under normal market conditions.

         PIMCO Limited Maturity Bond Portfolio: not to exceed 150% under normal market conditions.

         AST Scudder International Bond Portfolio: not to exceed 250% under normal market conditions.

         Berger Capital Growth Portfolio: not to exceed 100% under normal market conditions.


     Robertson Stephens Value + Growth Portfolio: Portfolio turnover rate will vary depending on various investing conditions.


         For further details regarding the portfolio turnover rates, see "Portfolio Turnover" in the Trust's Statement of Additional Information.

BROKERAGE ALLOCATION:


         Generally, the primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the best net price available and in the most effective manner possible. The Trust's brokerage allocation policy may permit a Portfolio to pay a broker-dealer which furnishes research services a higher commission than that which might be charged by another broker-dealer which does not furnish research services, provided that such commission is deemed reasonable in relation to the value of the services provided by such broker-dealer. In addition, each Portfolio's Sub-advisor may consider the use of broker-dealers which might be deemed to be their affiliates, and may consider sale of shares of the Portfolio, as well as the recommendations of the
Investment Manager, as a factor in selection of broker-dealers to execute transactions, subject to the requirements of best net price and most favorable execution. For a complete discussion of portfolio transactions and brokerage allocation, see "Brokerage Allocation" in the Statement of Additional Information.


INVESTMENT RESTRICTIONS:


         For each Portfolio the Trust has adopted a number of investment restrictions which are fundamental policies and may not be changed without the approval of the holders of a majority of the affected Portfolio's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Statement of Additional Information describes all the restrictions on each Portfolio's investment activities.


NET ASSET VALUES:


         The net asset value per share of each Portfolio, other than the AST Money Market Portfolio, is determined by dividing the market value of that Portfolio's securities as of the close of trading plus any cash or other assets (including dividends and accrued interest) less all liabilities (including accrued expenses) by the number of shares outstanding in that Portfolio. Each Portfolio will determine the net asset value of its shares on each "business" day, which is each day that the New York Stock Exchange (the "NYSE") is open for business, exclusive of national holidays. The Trust's Board of Trustees has established procedures for valuing the Portfolios' securities. In general, these valuations are based on market value with special provisions for: securities not listed on an exchange or securities market; securities for which recent market quotations are not readily available; short-term obligations; and open short positions and options written on securities. In addition, the AST Money Market Portfolio values all securities by the amortized cost method. This method attempts to maintain a constant net asset value per share of $1.00. No assurance can be given that this goal can be attained. See "Computation of Net Asset Values" in the Statement of Additional Information.


PURCHASE AND REDEMPTION OF SHARES:

         Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of funding variable annuity contracts and variable life insurance policies or by Qualified Plans. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the Participating Insurance Companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies. Orders received by the Trust or the Trust's transfer agent are effected on days on which the NYSE is open for trading. For orders received before 4:00 P.M. Eastern time, purchases and redemptions of the shares of the Trust are effected at the net asset values per share determined as of 4:00 P.M. Eastern time on that same day. Orders received after 4:00 P.M. Eastern time, are effected at the next calculated net asset values. Payment for redemptions will be made by the Trust's transfer agent on behalf of the Trust within seven days after the request is received. The Trust does not assess any fees, either when it sells or when it redeems its securities. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the Participating Insurance Companies' prospectuses.

         As of the date of this Prospectus, American Skandia Life Assurance Corporation is the only Participating Insurance Company. In the future, shares of the Trust may be sold to and held by separate accounts that fund variable annuity and variable life insurance contracts issued by both affiliated and unaffiliated Participating Insurance Companies and also directly to Qualified Plans. While it is not anticipated, should any conflict arise between the holders of variable annuity contracts and variable life insurance policies of affiliated or unaffiliated Participating Insurance Companies and participants in Qualified Plans which would require that a substantial amount of net assets be withdrawn from the Trust, orderly Portfolio management could be disrupted to the potential detriment of such holders (see "Other Information" for more details).

MANAGEMENT OF THE TRUST:


         As of the date of this Prospectus, eighteen Portfolios are available. The Trust may offer additional Portfolios with a range of investment objectives that Participating Insurance Companies may consider suitable for variable annuities and variable life insurance policies or that may be considered suitable for Qualified Plans. The Trust's current approach to achieving this goal is to seek to have multiple organizations unaffiliated with each other be responsible for conducting the investment programs for the Portfolios. Each such organization would be responsible for the Portfolio or Portfolios to which such organization's expertise is best suited.

         Formerly, the Trust was known as the Henderson International Growth Fund, which consisted of only one Portfolio. The Investment Manager was Henderson International, Inc. Shareholders of what was, at the time, the Henderson International Growth Fund, approved certain changes in a meeting held April 17, 1992. These changes included engagement of a new Investment Manager, engagement of a Sub-advisor and election of new Trustees. Subsequent to that meeting, the new Trustees adopted a number of resolutions, including, but not limited to, resolutions renaming the Trust. Since that time the Trustees have adopted a number of resolutions, including, but not limited to, making the new Portfolios available and adopting the form of Management Agreements and Sub-advisory Agreements between the Investment Manager and the Trust and the Investment Manager and each Sub-advisor, respectively.


     The Trustees are David E.A. Carson, Thomas M. O'Brien, F. Don Schwartz, Jan
R. Carendi and Gordon C. Boronow. Additional information about the Trustees and the Trust's executive officers may be found in the Statement of Additional Information under the section "Management-Trustees and Officers."


Investment Manager: American Skandia Investment Services, Incorporated ("ASISI"), One Corporate Drive, Shelton, Connecticut, acts as Investment Manager to the Trust. ASISI, a Connecticut corporation organized in 1991, is registered as an investment adviser with the Securities and Exchange Commission. Prior to April 7, 1995, ASISI was known as American Skandia Life Investment Management, Inc. ASISI is a wholly-owned subsidiary of American Skandia Investment Holding Corporation, whose indirect parent is Skandia Insurance Company Ltd. ("Skandia"). Skandia is a Swedish company that owns, directly or indirectly, a number of insurance companies in many countries. The predecessor to Skandia commenced operations in 1855.

         The only Participating Insurance Company as of the date of this Prospectus is American Skandia Life Assurance Corporation, which is also a wholly-owned subsidiary of American Skandia Investment Holding Corporation. Certain officers of the Trust are officers and/or directors of one or more of the following companies: ASISI, American Skandia Life Assurance Corporation, American Skandia Marketing, Incorporated (the principal underwriter for various annuities deemed to be securities for American Skandia Life Assurance Corporation) and American Skandia Investment Holding Corporation.


Sub-advisors:


     Seligman Henderson International Equity Portfolio and Seligman Henderson International Small Cap Portfolio: Seligman Henderson Co. serves as Sub-advisor to the Seligman Henderson International Equity Portfolio and Seligman Henderson International Small Cap Portfolio. Seligman Henderson Co. was founded in 1991 as a joint venture between J.&W. Seligman & Co. Incorporated and Henderson International, Inc., a controlled affiliate of Henderson Administration Group plc. The Sub-advisor, headquartered in New York, was created to provide international and global investment management services to institutional and individual investors and investment companies in the United States. Seligman Henderson Co. also currently serves as sub-advisor to Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Technology Fund, Seligman Henderson International Fund, Seligman Henderson Global Growth Opportunities Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Income Fund, Inc., the Global Portfolio and Global Smaller Companies Portfolio of Seligman Portfolios, Inc., and Tri-Continental Corporation. The address of the Sub-advisor is 100 Park Avenue, New York, NY 10017.

     Mr. Iain C. Clark is responsible for the day-to-day investment activity of the Seligman Henderson International Equity Portfolio and Seligman Henderson International Small Cap Portfolio. Mr. Clark is a Managing Director and Chief Investment Officer of Seligman Henderson Co.




         Lord Abbett Growth and Income Portfolio: Lord Abbett & Co., The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203, which acts as the Sub-advisor for the Lord Abbett Growth and Income Portfolio, has been an investment manager for over 65 years. As of December 31, 1995, Lord Abbett managed approximately $18 billion in a family of mutual funds and other advisory accounts.

     The portfolio manager responsible for management of the Portfolio is W. Thomas Hudson, Jr., Executive Vice President. Mr. Hudson has served in this capacity since the Portfolio's inception and has held a certain position in the equity research department of Lord, Abbett & Co. since 1982.

         JanCap Growth Portfolio: Janus Capital Corporation, 100 Fillmore Street, Denver, Colorado 80206-4923, acts as the Sub-advisor for the JanCap Growth Portfolio. Janus Capital Corporation serves as the investment advisor to the Janus Funds, as well as advisor or sub-advisor to several other mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 1995, Janus Capital Corporation managed assets worth over $30 billion. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital Corporation, most of which it acquired in 1984. KCSI is a publicly-traded holding company whose primary subsidiaries are engaged in transportation and financial services.


     The portfolio manager responsible for management of the Portfolio is Thomas
F. Marsico. Mr. Marsico has managed Janus Growth and Income Fund since its inception in May 1991 and Janus Twenty Fund since April 1985.


         AST Money Market Portfolio: J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, New York, 10036, acts as the Sub-advisor for the AST Money Market Portfolio, and manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including other investment companies. It is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, which, as of December 31, 1995, managed approximately $139 billion in assets. As of the date of this Prospectus, it also was engaged to manage a portion of the assets of a separate account of American Skandia Life Assurance Corporation, an affiliate of the
Investment Manager and, as of the date of this Prospectus, the only Participating Insurance Company.

         Federated  Utility Income Portfolio and Federated High Yield Portfolio:
Federated Investment Counseling, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, acts as the Sub-advisor for the Federated Utility Income Portfolio and Federated High Yield Portfolio. Federated Investment Counseling, organized as a Delaware business trust in 1989, is a registered investment advisor under the Investment Advisers Act of 1940. It is a wholly owned subsidiary of Federated Investors. Federated Investment Counseling and other subsidiaries of Federated Investors serve as investment advisors to a number of investment companies and private accounts. Total assets under management or administration by these and other subsidiaries of Federated Investors as of December 31, 1995, was approximately $80 billion.


     The Co-portfolio managers responsible for management of the Federated Utility Income Portfolio are Christopher H. Wiles, a Vice President of Federated Research Corp., and Linda A. Duessel. Mr. Wiles joined Federated in 1990. He was previously associated with Mellon Bank as an Assistant Vice President and as Investment Manager with Mahoning National Bank. He is a Chartered Financial Analyst and received his M.B.A. in Finance from Cleveland State University. Linda A. Duessel has been the companies portfolio manager since May 1, 1995. Ms. Duessel joined Federated Investors in 1991 and has been an Assistant Vice President of an affiliate of the Sub-advisor. Ms. Duessel was employed by Westinghouse Credit Corporation from 1983 until 1991, serving in a variety of positions which culminated in her being named Vice President/Portfolio Manager in the Mechanical Banking Group in 1990. Ms. Duessel served as a Senior Staff Accountant at Arthur Young & Company from 1979 to 1982. Ms. Duessel received her M.S.I.A. from Carnegie Mellon University. Ms. Duessel is a Certified Public Accountant and a Chartered Financial Analyst.

     The portfolio manager responsible for management of the Federated High Yield Portfolio is Mark Durbiano. Mr. Durbiano has been a Vice President of Federated Research Corp. since 1988. He joined Federated in 1982. He is a Chartered Financial Analyst and received his M.B.A. from the University of Pittsburgh.


     AST Phoenix Balanced Asset Portfolio: Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, Connecticut 06115-0480, acts as Sub-advisor to the AST Phoenix Balanced Asset Portfolio. The Sub-advisor was originally organized in 1932 as John P. Chase, Inc. In addition to the AST Phoenix Balanced Asset Portfolio, it serves as investment advisor to other entities. The Sub-advisor is a wholly owned subsidiary of Phoenix Equity Planning Corporation, an indirect, less than wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company of Hartford, Connecticut. As of December 31, 1995, Phoenix Investment Counsel, Inc. and its affiliates managed assets worth approximately $36 billion.

     Mr. C. Edwin Riley, Jr. serves as Portfolio Manager primarily responsible for the day-to-day management of the AST Phoenix Balanced Asset Portfolio. Mr. Riley previously held the position of Senior Vice President and Director of Equity Management at Nationsbank Investment Management.




     T. Rowe Price Asset Allocation Portfolio: T. Rowe Price Associates, Inc., was founded in 1937 by the late Thomas Rowe Price, Jr. As of December 31, 1995, the firm and its affiliates managed approximately $70 billion for approximately four million individual and institutional investors. The Portfolio has an Investment Advisory Committee composed of the following members: Edmund M. Notzon, Chairman, Heather R. Landon, James M. McDonald, Jerome Clark, Peter Van Dyke, M. David Testa and Richard T. Whitney. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Notzon joined T. Rowe Price in 1989 and has been managing investments since 1991. Prior to joining T. Rowe Price, Mr. Notzon was Director of the Analysis and Evaluation Division at the U.S. Environmental Protection Agency.


     T. Rowe Price International Equity Portfolio: Rowe Price-Fleming International, Inc. ("Price-Fleming") was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited. Price-Fleming is one of the world's largest international mutual fund asset managers with approximately $20 billion under management as of December 31, 1995 in its offices in Baltimore, London, Tokyo and Hong Kong. The Portfolio has an investment advisory group that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program. The members of the advisory group are listed below.


     Martin G. Wade, Christopher Alderson, Peter Askew, Richard J. Bruce, Mark J.T. Edwards, John R. Ford, Robert C. Howe, James B.M. Seddon, Benedict R.F. Thomas, and David J.L. Warren.

         Martin Wade joined Price-Fleming in 1979 and has 27 years of experience with Fleming Group (Fleming Group includes Robert Fleming Holdings Ltd. and/or Jardine Fleming International Holdings Ltd.) in research, client service and investment management, including assignments in the Far East and the United States.

         Peter Askew joined Price-Fleming in 1988 and has 21 years of experience managing multicurrency fixed income portfolios. Christopher Alderson joined Price-Fleming in 1988, and has 9 years of experience with the Fleming Group in research and portfolio management, including an assignment in Hong Kong. David Boardman joined Price-Fleming in 1988 and has 21 years experience in managing multicurrency fixed income portfolios. Richard J. Bruce joined Price-Fleming in 1991 and has 7 years of experience in investment management with the Fleming Group in Tokyo. Mark J.T. Edwards joined Price-Fleming in 1986 and has 15 years of experience in financial analysis, including 4 years in Fleming European research. John R. Ford joined Price-Fleming in 1982 and has 16 years of experience with Fleming Group in research and portfolio management, including assignments in the Far East and the United States. Robert C. Howe joined Price-Fleming in 1986 and has 16 years of experience in economic research in Japan. James B.M. Seddon joined Price-Fleming in 1987 and has 9 years of experience in investment management. Benedict R.F. Thomas joined Price-Fleming in 1988 and has 7 years of portfolio management experience, including assignments in London and Baltimore. David J.L. Warren joined Price-Fleming in 1984 and has 16 years experience in equity research, fixed income research and portfolio management, including an assignment in Japan.

     T. Rowe Price Natural Resources Portfolio: T. Rowe Price Associates, Inc., was founded in 1937 by the late Thomas Rowe Price, Jr. As of December 31, 1995, the firm and its affiliates managed approximately $70 billion for approximately four million individual and institutional investors.

     The Portfolio is managed by an Investment Advisory Committee composed of the following members: George A. Roche, Co-Chairman, Charles M. Ober, Co-Chairman, Stephen W. Boesel, Hugh M. Evans, Richard P. Howard, James A.C.
Kennedy and David J. Wallack. The Committee Co-Chairmen have day-to-day responsibility for managing the Portfolio and work with the Committee in developing and executing the Portfolio's investment program. Mr. Roche joined T. Rowe Price in 1968 and has been managing investments since 1979. Mr. Ober joined
T. Rowe Price in 1980 as an investment analyst, and has served as an Investment Advisory Committee member for the past six years.



     [T. Rowe Price International Bond Portfolio: Rowe Price-Fleming International, Inc. ("Price-Fleming") was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited. Price-Fleming is one of the world's largest international mutual fund asset managers with approximately $20 billion under management as of December 31, 1995 in its offices in Baltimore, London, Tokyo and Hong Kong. The Portfolio has an investment advisory group that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program.

         The advisory group for the Portfolio consists of Peter Askew, Christopher Rothery and Michael Conelius. Peter Askew joined Price-Fleming in 1988 and has 20 years of experience managing multi-currency fixed-income portfolios. Christopher Rothery joined Price-Fleming in 1994 and has 8 years of experience managing multi-currency fixed-income portfolios. Prior to joining Price-Fleming, he worked with Fleming International Fixed Income Management Limited. Michael Conelius joined Price-Fleming in 1995. Prior to that, he had been with T. Rowe Price since 1988.]


         Founders Capital Appreciation Portfolio: Founders Asset Management, Inc., Founders Financial Center, 2930 East Third Avenue, Denver, Colorado 80206, has acted as an investment advisor since 1938 and serves as investment advisor to Founders Discovery, Frontier, Passport, Special, Worldwide Growth, International Equity Growth, Blue Chip, Balanced, Government Securities, and Money Market Funds. Founders, which is also the investment advisor for a number of private accounts, managed assets aggregating approximately $31 billion as of December 31, 1995.

     The portfolio manager responsible for management of the Portfolio is Michael K. Haines, a Senior Vice President of investments of Founders. Mr. Haines has been associated with Founders for ten years, serving as assistant portfolio manager and as a lead portfolio manager.

         INVESCO Equity Income Portfolio: INVESCO Trust Company, a trust company founded in 1969, is a wholly-owned subsidiary of INVESCO Funds Group, Inc., P.O. Box 173706, Denver, Colorado 80217-3706, which was established in 1932. INVESCO Trust Company serves as sub-advisor to INVESCO Growth Fund, Inc., INVESCO
Dynamics Fund, Inc.; INVESCO Money Market Funds, Inc.; INVESCO Income Funds, Inc.; INVESCO Tax-Free Income Funds, Inc.; INVESCO Strategic Portfolios, Inc.; INVESCO Emerging Opportunity Funds, Inc.; INVESCO Industrial Income Fund, Inc.; INVESCO Multiple Asset Funds, Inc.; INVESCO Specialty Funds, Inc.; and INVESCO Variable Investment Funds, Inc. INVESCO Funds Group, Inc. is a wholly-owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), a Delaware corporation, which in turn is a wholly-owned subsidiary of INVESCO PLC. INVESCO PLC was organized in 1935.


     The portfolio managers responsible for management of the INVESCO Equity Income Portfolio are Charles P. Mayer, Portfolio Co-Manager; and Donovan J. (Jerry) Paul, Portfolio Co-Manager. Mr. Mayer has served as Co-Portfolio Manager of the INVESCO Industrial Income Fund since 1993 and also has served as Portfolio Manager and Senior Vice President of INVESCO Trust Company since 1993. Mr. Paul has served as Co-Portfolio Manager of the INVESCO Industrial Income Fund since 1994 and has served as Senior Vice President (1994 to present) of INVESCO Trust Company.


         PIMCO Total  Return Bond  Portfolio  and PIMCO  Limited  Maturity  Bond
Portfolio: Pacific Investment Management Company ("PIMCO") serves as Sub-advisor to the PIMCO Total Return Bond Portfolio and PIMCO Limited Maturity Bond Portfolio. It is an investment counseling firm founded in 1971 and currently has over $76.3 billion of assets under management. PIMCO is a subsidiary general partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). A majority interest in PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between Pacific Financial Asset Management Corporation, an indirect wholly owned subsidiary of Pacific Mutual Life Insurance Company, and PIMCO Partners, LLC, a California limited liability company controlled by the managing directors of PIMCO. PIMCO's address is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. PIMCO is a registered investment advisor with the Securities and Exchange Commission and a commodity trader advisor with the CFTC.

     The portfolio manager responsible for management of the PIMCO Total Return Bond Portfolio and PIMCO Limited Maturity Bond Portfolio is William H. Gross. Mr. Gross is managing director of PIMCO Investment Management Company and has been associated with the firm for 24 years.




         AST Scudder International Bond Portfolio: Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York 10154, an investment counsel firm, acts as Sub-advisor to the Portfolio. This organization is one of the most experienced investment management firms in the U.S. It was established in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953, the Sub-advisor introduced Scudder International Fund, the first mutual fund registered with the Commission in the U.S. investing internationally in securities of issuers in several foreign countries.


         Lead Portfolio Manager Adam Greshin has been responsible for the Portfolio's day-to-day management since 1995. He joined Scudder, Stevens & Clark, Inc. in 1986. Mr. Greshin who specializes in global and international bond investments, was involved in the original design of a public mutual fund, the Scudder International Bond Fund, and has been a portfolio manager of that fund since its inception in 1988.



         Berger Capital Growth Portfolio: Berger Associates, Inc., 210 University Blvd., Suite 900, Denver, Colorado, 80206, has acted as an investment advisor since 1973. Berger Associates serves as the investment advisor to the Berger Capital Growth Portfolio and other mutual funds, as well as for retirement plans and institutional and private investors. As of December 31, 1995, Berger Associates, Inc., managed assets worth approximately $3.3 billion. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 84% of the outstanding voting stock of Berger Associates, Inc., most of which it acquired in 1994. KCSI is a publicly-traded holding company whose primary subsidiaries are engaged in transportation services and financial asset management.


         The portfolio manager responsible for the management of the Portfolio is Rodney L. Linafelter. Mr. Linafelter, owner of approximately 8% of the outstanding voting stock of Berger Associates, is Vice President, Chief Investment Officer and a Director of Berger Associates. Mr. Linafelter joined Berger Associates in January 1990, where he has served as portfolio manager of the Berger One Hundred Fund and the Berger Growth and Income Fund, as well as for retirement plans and institutional and private investors. From April 1986 to December 1989, Mr. Linafelter was employed as a Financial Consultant (registered representative) with Merrill Lynch, Pierce, Fenner & Smith, Inc., providing investment advice to institutions and individuals.


    Robertson Stephens Value + Growth Portfolio: Robertson, Stephens & Company Investment Management, L.P., 555 California Street, San Francisco, CA 94104, serves as Sub-advisor to the Portfolio. Robertson, Stephens & Company Investment Management, L.P., a California limited partnership, was formed in 1993 and is registered as an investment advisor with the Securities and Exchange Commission. The sole limited partner of Robertson, Stephens & Company Investment Management, L.P. is Robertson, Stephens & Company, L.L.C., a major investment banking firm specializing in emerging growth companies that has developed substantial investment research, underwriting, and venture capital expertise. Since 1978, Robertson, Stephens & Company, L.L.C. has managed underwritten public offerings for over $15.23 billion of securities of emerging growth companies. Robertson, Stephens & Company Investment Management, L.P. and its affiliates have in excess of $2.7 billion under management in public and private investment funds. Robertson, Stephens & Company, L.L.C., its parent, Robertson, Stephens & Company Group, L.L.C. and Sanford R. Robertson may be deemed to be control persons of Robertson, Stephens & Company Investment Management, L.P.

     The portfolio manager responsible for management of the Portfolio is Mr. Ronald E. Elijah. From August 1985 to January 1990, Mr. Elijah was a securities analyst for Robertson, Stephens & Company, L.P. From January 1990 to January 1992, Mr. Elijah was an analyst and portfolio manager for Water Street Capital, which managed short selling investment funds. Mr. Elijah jointed Robertson, Stephens & Company Investment Management, L.P. as a portfolio manager in 1992.


Investment Management Agreements: The Trust has entered into Investment Management Agreements with the Investment Manager (the "Management Agreements") which provide that the Investment Manager will furnish each applicable Portfolio with investment advice and investment management and administrative services with respect to the applicable Portfolio subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager has engaged the Sub-advisors noted above to conduct the investment programs of each Portfolio, including the purchase, retention, disposition and lending of securities. Such Sub-advisors are required to provide research and statistical analysis and to keep books and records of securities transactions. The Investment Manager is responsible for monitoring the activities of the Sub-advisors and reporting on the activities of the Sub-advisors to the Trustees. The Investment Manager must also provide or obtain for the Trust, and thereafter supervise, such executive, administrative, accounting, custody, transfer agent and shareholder servicing services as are deemed advisable by the Board of Trustees.

         Under the terms of the Management Agreements, each Portfolio pays all of its expenses, including, but not limited to, the costs incurred in connection with the maintenance of its registration under the Securities Act of 1933, as amended, and the 1940 Act, printing and mailing prospectuses and statements of additional information to shareholders, certain office and financial accounting services, taxes or governmental fees, brokerage commissions, Portfolio pricing, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholder meetings. Expenses incurred by the Trust not directly attributable to any specific Portfolio or Portfolios are allocated on the basis of the net assets of the respective Portfolios.

         The Investment Manager receives a fee, payable each month, for the performance of its services. The Investment Manager pays each Sub-advisor a portion of such fee for the performance of the Sub-advisory services. The Investment Management fee payable may differ from Portfolio to Portfolio, reflecting the objective, policies and restrictions of each Portfolio and the nature of each Sub-advisory Agreement. Each Portfolio's fee is accrued daily for the purposes of determining the offering and redemption price of the Portfolio's shares. The fees payable to the Investment Manager are as follows:


         Seligman Henderson International Equity Portfolio: An annual rate of 1.0% of the average daily net assets of the Portfolio. The Investment Manager has also voluntarily agreed to waive a portion of its fee equal to .15% on assets in excess of $75 million. The Investment Manager may terminate this agreement at any time. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $_________.

         Seligman Henderson International Small Cap Portfolio: An annual rate of 1.0% of the average daily net assets of the Portfolio. For the period May 2, 1995 (commencement of operations) to December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $________.

     Lord Abbett Growth and Income Portfolio: An annual rate of 0.75% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $--------.

         JanCap Growth Portfolio: An annual rate of 0.90% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $________.

         AST Money Market Portfolio: An annual rate of 0.50% of the average daily net assets of the Portfolio. The Investment Manager has also voluntarily agreed to waive a portion of its fee equal to .05% of the average daily net assets of the Portfolio. The Investment Manager may terminate this agreement at any time. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $________.

         Federated Utility Income Portfolio: An annual rate equal to 0.75% of the first $50 million of the average daily net assets of the Portfolio; plus
 .60% of the Portfolio's average daily net assets in excess of $50 million. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $________.

     Federated High Yield Portfolio: .75% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $________.

         AST Phoenix Balanced Asset Portfolio: An annual rate equal to .75% of the first $75 million of the Portfolio's average daily net assets; plus .65% of the Portfolio's average daily net assets in excess of $75 million. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $________.




     T. Rowe Price Asset Allocation Portfolio: .85% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $________.

     T. Rowe Price International Equity Portfolio: 1.00% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $________.

     T. Rowe Price Natural Resources Portfolio: .90% of the average daily net assets of the Portfolio. For the period May 2, 1995 (commencement of operations) to December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $________.

     [T. Rowe Price International Bond Portfolio: 0.80% of the average daily net assets of the Portfolio.]

     Founders Capital Appreciation Portfolio: .90% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $________.

     INVESCO Equity Income Portfolio: .75% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $________.

     PIMCO Total Return Bond Portfolio: .65% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $________.

         PIMCO Limited Maturity Bond Portfolio: .65% of the average daily net assets of the Portfolio. For the period May 2, 1995 (commencement of operations) to December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $________.

     AST Scudder International Bond Portfolio: 1.00% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $_____.





     Berger Capital Growth Portfolio: .75% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $________.

     Robertson Stephens Value + Growth Portfolio: 1.0% of the average daily net assets of the Portfolio.


         The Investment Manager pays each Sub-advisor for the performance of sub-advisory services. The fee to Sub-advisors may differ from Portfolio to Portfolio, reflecting the objectives, policies and restrictions of each Portfolio and the nature of each Sub-advisory Agreement. Each Sub-advisor's fee is accrued daily for purposes of determining the amount payable to the Sub-advisor. The fees payable to the present Sub-advisors are as follows:


     Seligman  Henderson  Co. for the Seligman  Henderson  International  Equity
Portfolio: An annual rate of 1.0% of the average daily net assets of the Seligman Henderson International Equity Portfolio. The Sub-advisor has voluntarily agreed to waive a portion of its fee equal to .25% of the Portfolio's average daily net assets not in excess of $50 million; plus .35% of the portion over $50 million but not in excess of $75 million; plus .50% of the portion in excess of $75 million. The Sub-advisor may terminate this voluntary agreement at any time. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $--------.

         Seligman Henderson Co. for the Seligman Henderson International Small Cap Portfolio: An annual rate of .60% of the average daily net assets of the Seligman Henderson International Small Cap Portfolio not in excess of $100 million; plus .50% of the portion over $100 million. For the period May 2, 1995 (commencement of operations) to December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $________.

         Lord, Abbett & Co.: An annual rate of .50% of the portion of the average daily net assets of the Lord Abbett Growth and Income Portfolio not in excess of $200 million; plus .40% of the portion over $200 million but not in excess of $500 million; plus .375% of the portion over $500 million but not in excess of $700 million; plus .35% of the portion over $700 million but not in excess of $900 million; plus .30% of the portion in excess of $900 million. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $________.

         Janus Capital Corporation: An annual rate of .60% of the portion of the average daily net assets of the JanCap Growth Portfolio not in excess of $100 million; plus .55% of the portion over $100 million but not in excess of $1 billion; plus .50% of the portion over $1 billion. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $________.

         J.P. Morgan Investment Management Inc.: An annual rate of .25% of the portion of the average daily net assets of the AST Money Market Portfolio not in excess of $100 million; plus .20% of the portion over $100 million but not in excess of $200 million; plus .15% of the portion over $200 million but not in excess of $1 billion; and .10% of the portion in excess of $1 billion. The Sub-advisor has voluntarily agreed to waive a portion of its fee equal to .10% of the portion of the Portfolio's average daily net assets not in excess of $100 million and to waive .05% of its fee on the portion of the Portfolio's average daily net assets over $100 million but not in excess of $200 million. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $________.

         Federated Investment Counseling for Federated Utility Income Portfolio:
An annual rate of 0.50% of the portion of the average daily net assets of the Federated Utility Income Portfolio not in excess $25 million; plus 0.35% of the portion in excess of $25 million but not in excess of $50 million; plus 0.25% of the portion in excess of $50 million. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $________.

         Federated Investment Counseling for Federated High Yield Portfolio: An annual rate of .50 of 1% of the portion of the average daily net assets of the Portfolio under $30 million; plus .40 of 1% of the portion of the net assets equal to or in excess of $30 million but under $50 million; plus .30 of 1% of the portion equal to or in excess of $50 million but under $75 million; and .25 of 1% of the portion equal to or in excess of $75 million. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $________.

         Phoenix  Investment  Counsel,  Inc.  for  AST  Phoenix  Balanced  Asset
Portfolio: An annual rate of 0.50% of the portion of the average daily net assets of the AST Phoenix Balanced Asset Portfolio not in excess $25 million;
plus 0.40% of the portion over $25 million but not in excess of $75 million; plus 0.30% of the portion in excess of $75 million. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $________.





     T. Rowe  Price  Associates,  Inc.  for the T. Rowe Price  Asset  Allocation
Portfolio: An annual rate of .50 of 1% of the portion of the average daily net assets not in excess of $25 million; plus .35 of 1% of the portion in excess of $25 million but not in excess of $50 million; and .25 of 1% of the portion in excess of $50 million. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $________.

         Rowe   Price-Fleming   International,   Inc.  for  the  T.  Rowe  Price
International Equity Portfolio: An annual rate of .75 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $20 million; plus
 .60 of 1% of the portion of the net assets over $20 million but not in excess of $50 million; and .50 of 1% of the portion in excess of $50 million. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $____.

     T. Rowe Price  Associates,  Inc.  for the T. Rowe Price  Natural  Resources
Portfolio: An annual rate of .60 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $20 million; plus .50 of 1% of the portion of the net assets over $20 million but not in excess of $50 million. When the net assets of the Portfolio exceed $50 million, the fee is an annual rate of .50 of 1% of the average daily net assets of the T. Rowe Price Natural Resources Portfolio. For the period May 2, 1995 (commencement of operations) to December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $_________.

     [Rowe Price-Fleming International, Inc. for the T. Rowe Price International Bond Portfolio:] An annual rate of .40% of 1% of the average daily net assets of the Portfolio.]

         Founders Asset Management, Inc.: An annual rate of .65 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $75 million; plus .60 of 1% of the portion of the net assets over $75 million but not in excess of $150 million; and .55 of 1% of the net assets in excess of $150 million. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $______.

         INVESCO Trust Company: An annual rate of .50 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $25 million; plus
 .45 of 1% of the portion of the net assets over $25 million but not in excess of $75 million; plus .40 of 1% of the portion of the net assets in excess of $75 million but not in excess of $100 million; and .35 of 1% of the portion of the net assets over $100 million. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $________.

         Pacific  Investment  Management Company for the PIMCO Total Return Bond
Portfolio: An annual rate of .30 of 1% of the average daily net assets of the Portfolio not in excess of $150 million; and .25 of 1% on the portion of the net assets over $150 million. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $________.

         Pacific Investment Management Company for the PIMCO Limited Maturity Bond Portfolio: An annual rate of .30 of 1% of the average daily net assets of the Portfolio not in excess of $150 million; and .25 of 1% on the portion of the net assets over $150 million. For the period May 2, 1995 (commencement of operations) to December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $________.

         Scudder, Stevens & Clark, Inc.: An annual rate of .60% of 1% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $_______.




         Berger Associates: An annual rate of .55% of the average daily net assets of the Portfolio not in excess of $25 million; plus .50% of the portion of average daily net assets over $25 million but not in excess of $50 million; plus .40% of the portion of the average daily net assets over $50 million. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $______.

     Robertson, Stephens & Company Investment Management, L.P. for the Robertson Stephens Value + Growth Portfolio: An annual rate of .60 of 1% of the average daily net assets of the Portfolio not in excess of $200 million; and .50 of 1% of the portion of the net assets over $200 million.


     The current Investment Manager has agreed, by the terms of the Investment Management Agreements, to reimburse each Portfolio for certain operating expenses so that total expenses of each Portfolio do not exceed a specified percentage of such Portfolio's average daily net assets. Such specified percentage may differ between the Portfolios, reflecting the objective, policies and restrictions of each Portfolio and the expenses involved in conducting an investment program for each Portfolio. See "Investment Manager" and "Investment Management Agreement" in the Trust's Statement of Additional Information.


         The Annual Report of the Trust for the year ended December 31, 1995, contains a discussion by the Trust's management of the performance of each Portfolio. The Annual report is available free of charge upon request.


Administrator: PFPC Inc., a Delaware corporation which is an indirect wholly-owned subsidiary of PNC Financial Corp. and has its principal offices at 103 Bellevue Parkway, Wilmington, Delaware 19809, is the administrator for the Trust (the "Administrator"). The Administrator provides administrative services to investment companies and other accounts.


The Administration Agreement: The Trust has entered into a Fund Accounting and Administration Agreement with the Administrator (the "Administration Agreement") dated May 1, 1992, under which the Administrator has agreed to provide certain fund accounting and administrative services to the Trust, including, among other services, accounting relating to the Trust and investment transactions of the Trust; computation of daily net asset values; maintaining the Trust's books of account; assisting in monitoring, in conjunction with the Investment Manager, compliance with the Trust's investment objectives, policies and restrictions; providing office space and equipment necessary for the proper administration and accounting functions of the Trust; monitoring investment activity and income of the Trust for compliance with applicable tax laws; preparing and filing Trust tax returns; preparing financial information in connection with the preparation of the Trust's annual and semi-annual reports and making requisite filings thereof; preparing schedules of Trust share activity for footnotes to financial statements; furnishing financial information necessary for the completion of certain items to the Trust's registration statement, and necessary to prepare and file Rule 24f-2 notices; providing an administrative interface between the Investment Manager and the Trust's custodian; creating and maintaining all necessary records in accordance with applicable laws, rules and regulations, including, but not limited to, those records required to be kept pursuant to the 1940 Act; and performing such other duties related to the administration of the Trust as may be requested by the Board of Trustees. The Administrator does not have any responsibility or authority for the management of the assets of the Trust, the determination of its investment policies, or for any matter pertaining to the distribution of securities issued by the Trust.

     As compensation for the services and facilities provided by the Administrator under the Administration Agreement, the Trust has agreed to pay to the Administrator its out-of pocket expenses plus the greater of certain maximum percentages of the average daily net assets of the Trust or certain specified minimums calculated for each Portfolio. The maximum percentages of the average daily net assets are: (a) 0.10% of the first $200 million; (b) 0.075% of the next $200 million; (c) 0.050% of the next $200 million; and (d) 0.03% of average daily net assets over $600 million. The initial year of this Administration
Agreement commenced on May 1, 1992. The minimum amount for the fifth year of this Administration Agreement is $_______ for each of the Lord Abbett Growth and Income Portfolio, the JanCap Growth Portfolio, the AST Money Market Portfolio, the Federated High Yield Portfolio, the Federated Utility Income Portfolio, the AST Phoenix Balanced Asset Portfolio, the T. Rowe Price Asset Allocation Portfolio, the Founders Capital Appreciation Portfolio, the INVESCO Equity Income Portfolio, the PIMCO Total Return Bond Portfolio and the Berger Capital
Growth Portfolio. The minimum for the fifth year of this Administration Agreement is $______ for the AST Scudder International Bond Portfolio [the T. Rowe Price International Bond Portfolio], the T. Rowe Price International Equity Portfolio and the Seligman Henderson International Equity Portfolio. The minimum amount for each of the T. Rowe Price Natural Resources Portfolio and the PIMCO Limited Maturity Bond Portfolio is $________ per year. The minimum amount for the Seligman Henderson International Small Cap Portfolio is $________ per year. The minimum amount for the Robertson Stephens Value + Growth Portfolio is $____ per year. For a description of the "out-of-pocket" expenses the Trust is to pay the Administrator, see "The Administration and Accounting Services Agreement" in the Trust's Statement of Additional Information.

Sale of Shares: Shares are sold at net asset value to Participating Insurance Companies and Qualified Plans. Owners of variable annuity contracts and variable insurance policies and plan participants will receive annual and semi-annual reports including the financial statement of the Portfolios that they have authorized for investment. The Trust has entered into an agreement for the sale of shares with American Skandia Life Assurance Corporation ("ASLAC"). Pursuant to that agreement, the Trust will pay ASLAC for printing and delivery of certain documents to the beneficial owners of Trust shares who are holders of variable annuity and variable life insurance policies issued by ASLAC. Such documents include prospectuses, semi-annual and annual reports and any proxy materials. The Trust will pay ASLAC 0.1%, on an annualized basis, of the net asset value of the shares legally owned by any separate accounts of ASLAC. The Trust may enter into Sales Agreements with other Participating Insurance Companies or certain Qualified Plans in the future.


TAX MATTERS:

         This discussion of federal income tax consequences applies to the Participating Insurance Companies, Qualified Plans and plan participants in certain types of Qualified Plans since the separate accounts of the Participating Insurance Companies, the Qualified Plans and plan participants in certain Qualified Plans will be the shareholders of the Trust. Holders of variable annuity contracts or variable life insurance policies must consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders, and plan participants must consult with any applicable plan documents for information on the federal income tax consequences to such holders. The Trust intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. It is the Trust's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code so that the Trust will satisfy the distribution requirement of Subchapter M and not be subject to federal income taxes or the 4% excise tax.

         Distributions by the Trust of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes, but will not qualify for the 70% dividends-received deduction for corporate shareholders. Distributions by the Trust of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder held his shares.

         Portions of certain Portfolio's investment income may be subject to foreign income taxes withheld at source. The Trust may elect to "pass-through" to the shareholders of such Portfolios these foreign taxes, in which event each shareholder will be required to include his pro rata portion thereof in his gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit for such amount.


     Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Trust. In general, distributions by the Trust are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Trust and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made or deemed made during the year, including any amount of foreign taxes "passed through," will be sent to shareholders promptly after the end of each year. Notwithstanding the foregoing, distributions by the Trust to certain Qualified Plans may be exempt from federal income tax.


         Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in Treasury regulations. For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look-through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of its shares. The Trust intends to satisfy these ownership conditions. Further, the Trust intends that each Portfolio separately will be adequately diversified. Accordingly, a segregated asset account investing solely in shares of a Portfolio will be adequately diversified, and a segregated asset account investing in shares of one or more Trust Portfolios and shares of other adequately diversified funds generally will be adequately diversified.

         The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, a prospective shareholder should also review the more detailed discussion of federal income tax considerations relevant to the Trust that is contained in the Statement of Additional Information. In addition, each prospective shareholder should consult with his own tax advisor as to the tax consequences of investments in the Trust, including the application of state and local taxes which may differ from the federal income tax consequences described above.


ORGANIZATION AND DESCRIPTION OF SHARES OF THE TRUST: The Trust is a managed, open-end, diversified investment company, as defined by the 1940 Act, that is organized as a Massachusetts business trust. The Trust's Declaration of Trust dated October 31, 1988, which governs certain Trust matters, permits the Trust's Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share. Each share entitles the holder to one vote for the election of Trustees and on all other matters that are not specific to one class of shares, and to participate equally in dividends, distributions of capital gains and net assets of each applicable Portfolio. Only shareholders of shares of a specific Portfolio may vote on matters specific to that Portfolio. Shares of one class may not bear the same economic relationship to the Trust as shares of another class. In the event of dissolution or liquidation, holders of shares of a Portfolio will receive pro rata, subject to the rights of creditors, the proceeds of the sale of the assets held in such Portfolio less the liabilities attributable to such Portfolio. Shareholders of a Portfolio will not be liable for the expenses, obligations or debts of another Portfolio.


         There are no preemptive or conversion rights applicable to any of the Trust's shares. The Trust's shares, when issued, will be fully paid, non-assessable and transferable. The Trustees may at any time create additional series of shares without shareholder approval.

         Generally, there will not be annual meetings of shareholders. A Trustee may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Trust's custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a Trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request.

         Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders. The Declaration of Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder of the Trust held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involving the conduct of his office. The Declaration of Trust provides for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust's shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also authorizes the purchase of liability insurance on behalf of Trustees and officers.


PORTFOLIO  ANNUAL  EXPENSES  (as a  percentage  of average net  assets):  Unless otherwise shown, the expenses shown below are for the year ending December 31, 1995. "N/A" shown below indicates that no entity has agreed to reimburse the particular expense indicated. "+" indicates that no reimbursement was provided in 1995, but that current arrangements (which may change) provide for reimbursement. The expenses of the portfolios either are currently being partially reimbursed or may be partially reimbursed in the future. Management Fees, Other Expenses and Total Annual Expenses are provided on both a reimbursed and not reimbursed basis, if applicable.

* Because shares of the Portfolios may be purchased through variable insurance contacts, the prospectus of the participating insurance company sponsoring such contract should be carefully reviewed for information on relevant charges and expenses. The table below does not reflect any such charges.

Maximum  Sales Load Imposed on Purchases
  (as a  percentage  of offering  price)                       NONE*
Maximum  Sales Load Imposed on  Reinvested  Dividends
  (as a percentage of offering price)                          NONE*
Deferred Sales Load (as a percentage of original  purchase
 price  or  redemption  proceeds,  as  applicable)             NONE*
Redemption  Fees (as a percentage of amount redeemed,
 if applicable)                                                NONE*
Exchange Fee                                                   NONE*

                          Annual Fund Operating Expenses (as a percentage of average net assets)
                                                (To Be Filed By Amendment)

                                                                                               Total        Total
                                                                                               Annual       Annual

                                    Management   Management     Other           Other          Expenses     Expenses
                                    Fee          Fee            Expenses        Expenses       after any    without any
                                    after any    without any    after any       without any    applicable   applicable
                                    voluntary    voluntary      any applicable  applicable     waiver or    waiver or
                                    waiver       waiver         reimbursement   reimbursement  reimbursementreimbursement
---------------------------------------------------------------------------------------------------------------------------
JanCap Growth                        N/A        0.90%
Lord Abbett Growth
  and Income                         N/A        0.75%
Seligman Henderson
   International Equity              0.90%      1.00%
Seligman Henderson International
    Small Cap Portfolio(1)           N/A        1.00%
Federated Utility
   Income                            N/A        0.71%
Federated High Yield                 N/A        0.75%
AST Phoenix Balanced Asset           N/A        0.71%
AST Money Market                     0.49%      0.50%
T. Rowe Price
  Asset Allocation                   N/A        0.85%
T. Rowe Price
   International Equity              N/A        1.00%
T. Rowe Price Natural
   Resources Portfolio(1)            N/A        0.90%
[T. Rowe Price International
   Bond Portfolio]                   N/A        0.80%
Founders Capital Appreciation        N/A        0.90%
INVESCO Equity Income                N/A        0.75%
PIMCO Total Return Bond              N/A        0.65%
PIMCO Limited Maturity
  Bond Portfolio(1)                  N/A        0.65%
Ast Scudder International Bond       N/A        1.00%
Berger Capital Growth                N/A        0.75%
Robertson Stephens Value &           N/A        1.00%
  Growth Portfolio(2)

(1) These portfolios commenced operation in May, 1995. Expenses shown are annualized.
(2) This portfolio will commence operation in May, 1996. Expenses shown are estimated and annualized.

EXPENSE EXAMPLES:  The examples reflect expenses of the Portfolio.


     The examples shown assume that the total annual expenses for the Portfolios throughout the period specified will be the lower of the total annual expenses without any applicable reimbursement or expenses after any applicable reimbursement.


THE  EXAMPLES  ARE  ILLUSTRATIVE   ONLY  -  THEY  SHOULD  NOT  BE  CONSIDERED  A
REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE PORTFOLIOS - ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

         Examples (amounts shown are rounded to the nearest dollar) (To Be Filed By Amendment)

You would pay the following expenses on a $1,000 investment assuming 5% annual return at the end of each time period.

                                                              After:
Portfolio                                   1yr.              3yrs.             5yrs.            10yrs.


JanCap Growth
Lord Abbett Growth and Income
Seligman Henderson International Equity
Seligman Henderson Int'l Small Cap
Federated Utility Income
Federated High Yield
AST Phoenix Balanced Asset
AST Money Market
T. Rowe Price Asset Allocation
T. Rowe Price International Equity
T. Rowe Price Natural Resources
[T. Rowe Price International Bond]
Founders Capital Appreciation
INVESCO Equity Income
PIMCO Total Return Bond
PIMCO Limited Maturity Bond
AST Scudder International Bond
Berger Capital Growth
Robertson Stephens Value + Growth


PERFORMANCE: The Portfolios may measure performance in terms of total return, which is calculated for any specified period of time by assuming the purchase of shares of the Portfolio at the net asset value at the beginning of the period. Each dividend or other distribution paid by each Portfolio during such period is assumed to have been reinvested at the net asset value on the reinvestment date. The shares then owned as a result of this process are valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value. Each Portfolio's total return shows a Portfolio's overall dollar or percentage change in value, including changes in share price and assuming each Portfolio's dividends and capital gains distributions are reinvested. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if a Portfolio's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in each Portfolio. Because average annual returns for more than one year tend to smooth out variations in each Portfolio's return, investors should recognize that such figures are not the same as actual year-by-year results. To illustrate the components of overall performance, a Portfolio may separate its cumulative and average annual returns into income results and capital gains or losses.

         The Portfolios may also measure performance in terms of yield. Each Portfolio's yield shows the rate of income the Portfolio earns on its investments as a percentage of the Portfolio's share price. To calculate yield, the Portfolio takes the interest and dividend income it earned from its investments for a 30-day period (net of expenses), divides it by the average number of Portfolio shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Portfolio's net asset value at the end of the 30-day period. For the Portfolio's investments denominated in foreign currencies, income and expenses are calculated in their respective currencies and then converted to U.S. dollars. Yields are calculated according to methods that are standardized for all stock and bond funds. Because yield calculation methods differ from the method used for other accounting purposes (in particular, currency gains and losses are not reflected in the yield calculation), a Portfolio's yield may not equal the income paid to shareholders' accounts or the income reported in the Portfolio's financial statements.

         The Portfolios impose no sales or other charges that would impact the total return or yield computations. Portfolio performance figures are based upon historical results and are not intended to indicate future performance. The investment return and principal value of an investment in any of the Portfolios will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


         Yield and total returns quoted from the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Because shares of the Portfolios may be purchased through variable insurance contracts, the prospectus of the participating insurance company sponsoring such contract should be carefully reviewed for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. The effect of these charges should be considered when comparing a Portfolio's performance to that of other mutual funds. In advertising and sales literature, these figures will be accompanied by figures that reflect the applicable contract charges.

     From time to time in advertisements or sales material, the Portfolios (or participating insurance companies) may discuss their performance ratings or other information as published by recognized mutual fund statistical or rating services, such as Lipper Analytical Services, Inc., Morningstar or by publications of general interest, such as Forbes or Money. The Portfolios may also compare their performance to that of other selected mutual funds, mutual fund averages or recognized stock market indicators, including the Standard & Poor's 500 Stock Index, the Standard & Poor Midcap Index, the Dow Jones Industrial Average, the Russell 2000 and the NASDAQ composite. In addition, the Portfolios may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. The Seligman Henderson International Equity Portfolio, Seligman Henderson International Small Cap Portfolio, T. Rowe Price International Equity Portfolio and AST Scudder International Bond Portfolio [T. Rowe Price International Bond Portfolio] may compare its performance to the record of global market indicators such as Morgan Stanley Capital International Europe, Australia, Far East Index (EAFE Index), an unmanaged index of foreign common stock prices translated into U.S. dollars. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Portfolios and such other funds or market indicators may be comprised of securities that differ significantly from the Portfolios' investments.

     TRANSFER AND SHAREHOLDER SERVICING AGENT AND CUSTODIAN: The custodian for all cash and securities of the Seligman Henderson International Equity Portfolio, the Seligman Henderson International Small Cap Portfolio, the T. Rowe Price International Equity Portfolio, and the AST Scudder International Bond Portfolio [the T. Rowe Price International Bond Portfolio] is Morgan Stanley Trust Company, One Pierrepont, Brooklyn, New York. The custodian for all cash and securities of the other Portfolios is PNC Bank, Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113. For these portfolios, Morgan Stanley Trust Company will serve as co-custodian with respect to foreign transactions. The Trust's transfer and shareholder servicing agent is PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809.


COUNSEL AND AUDITORS: The firm of Werner & Kennedy, 1633 Broadway, 46th Floor, New York, New York 10019, is counsel for the Trust. Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been appointed independent auditor for the Trust.

OTHER INFORMATION: This Prospectus omits certain information contained in the registration statement filed with the Securities and Exchange Commission. Copies of the registration statement, including items omitted herefrom, may be obtained from the Commission by paying the charges prescribed under its rules and regulations. The Statement of Additional Information included in such registration statement may be obtained without charge from the Trust's office at One Corporate Drive, Shelton, Connecticut 06484.

         Shareholder inquiries should be made by telephone to (203) 926-1888 or, if in writing, to the Trust's office at One Corporate Drive, Shelton, Connecticut 06484. Holders of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for which shares of the Trust are the investment vehicle will receive from the Participating
Insurance Companies unaudited semi-annual financial statements and year-end financial statements audited by the Trust's independent auditors. If applicable, each plan participant will receive from the Qualified Plan trustees, or directly from the Trust, unaudited semi-annual financial statements and year-end financial statements audited by the Trust's independent auditors. Each report will show the investments owned by the Trust and the market values of the investments and will provide other information about the Trust and its operations.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND INFORMATION OR REPRESENTATIONS NOT HEREIN CONTAINED, IF GIVEN OR MADE, MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                  STATEMENT OF ADDITIONAL INFORMATION                May 1, 1996


     AMERICAN  SKANDIA TRUST One Corporate  Drive,  Shelton,  Connecticut  06484
--------------------------------------------------------------------------------
American Skandia Trust (the "Trust") is a managed, open-end investment company whose separate portfolios ("Portfolios") are diversified, unless otherwise indicated. The Trust seeks to meet the differing objectives of its Portfolios. Currently, these Portfolios include the Seligman Henderson International Equity Portfolio, the Seligman Henderson International Small Cap Portfolio, the Lord Abbett Growth and Income Portfolio, the JanCap Growth Portfolio, the AST Money Market Portfolio, the Federated Utility Income Portfolio, the Federated High Yield Portfolio, the AST Phoenix Balanced Asset Portfolio, the T. Rowe Price
Asset Allocation Portfolio, the T. Rowe Price International Equity Portfolio, the T. Rowe Price Natural Resources Portfolio,[the T. Rowe Price International Bond Portfolio,] the Founders Capital Appreciation Portfolio, the INVESCO Equity Income Portfolio, the PIMCO Total Return Bond Portfolio, the PIMCO Limited Maturity Bond Portfolio, the AST Scudder International Bond Portfolio, the Berger Capital Growth Portfolio and the Robertson Stephens Value + Growth Portfolio.

     American Skandia Investment Services, Incorporated ("ASISI") is the investment manager ("Investment Manager") for the Trust. Currently, ASISI engages a sub-advisor ("Sub-advisor") for each Portfolio. The Sub-advisor for each Portfolio is as follows: (a) Seligman Henderson International Equity
Portfolio: Seligman Henderson Co.; (b) Seligman Henderson International Small Cap Portfolio: Seligman Henderson Co.; (c) Lord Abbett Growth and Income
Portfolio: Lord, Abbett & Co.; (d) JanCap Growth Portfolio: Janus Capital Corporation; (e) AST Money Market Portfolio: J.P. Morgan Investment Management Inc.; (f) Federated Utility Income Portfolio: Federated Investment Counseling;
(g) Federated High Yield Portfolio: Federated Investment Counseling; (h) AST Phoenix Balanced Asset Portfolio: Phoenix Investment Counsel, Inc.; (i) T. Rowe Price Asset Allocation Portfolio: T. Rowe Price Associates, Inc.; (j) T. Rowe Price International Equity Portfolio: Rowe Price-Fleming International, Inc.;
(k) T. Rowe Price Natural Resources Portfolio: T. Rowe Price Associates, Inc.; [(*) T. Rowe Price International Bond Portfolio: Rowe Price-Fleming
International, Inc.;] (l) Founders Capital Appreciation Portfolio: Founders Asset Management, Inc.; (m) INVESCO Equity Income Portfolio: INVESCO Trust Company; (n) PIMCO Total Return Bond Portfolio: Pacific Investment Management Company; (o) PIMCO Limited Maturity Bond Portfolio: Pacific Investment Management Company; (p) AST Scudder International Bond Portfolio: Scudder, Stevens & Clark, Inc.; (q) Berger Capital Growth Portfolio: Berger Associates, Inc.; and (r) Robertson Stephens Value + Growth Portfolio: Robertson, Stephens & Company Investment Management, L.P.

TABLE OF CONTENTS
                                                                            Page
General  Information and History
Investment  Objectives and Policies
Investment Restrictions
Certain Risk Factors and  Investment  Methods
Portfolio  Turnover
Management
Management  of  the  Trust
Brokerage   Allocation
Allocation  of Investments
Regulatory  Matters
Computation  of Net Asset Values
Purchase and Redemption  of  Shares
Tax  Matters
Underwriter
Other  Information
Performance
Financial Statements
Appendix


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Trust's current Prospectus, a copy of which may be obtained by writing the Trust's administrative office at One Corporate Drive, Shelton, Connecticut 06484 or by calling (203) 926-1888.


This Statement relates to the Trust's Prospectus dated May 1, 1996.

GENERAL INFORMATION AND HISTORY:


     Prior to May 1, 1992, the Trust was known as the Henderson International Growth Fund, which consisted of only one portfolio. This Portfolio is now known as the Seligman Henderson International Equity Portfolio. The Lord Abbett Growth and Income Portfolio was first offered as of May 1, 1992. The JanCap Growth Portfolio and the AST Money Market Portfolio were first offered as of November 4, 1992. The Federated Utility Income Portfolio and the AST Phoenix Balanced Asset Portfolio were first offered as of May 1, 1993. The Federated High Yield Portfolio, the T. Rowe Price Asset Allocation Portfolio, the T. Rowe Price International Equity Portfolio, the Founders Capital Appreciation Portfolio, the INVESCO Equity Income Portfolio and the PIMCO Total Return Bond Portfolio were first offered as of December 31, 1993. The AST Scudder International Bond Portfolio was first offered as of May 1, 1994. [The T. Rowe Price International Bond Portfolio was first offered as of May 1, 1994.] The Berger Capital Growth Portfolio was first offered as of October 19, 1994. The Seligman Henderson International Small Cap Portfolio, the T. Rowe Price Natural Resources Portfolio and the PIMCO Limited Maturity Bond Portfolio were first offered as of May 2, 1995. The Robertson Stephens Value + Growth Portfolio is first being offered as of the date of this Statement.


INVESTMENT OBJECTIVES AND POLICIES:


         The following information supplements, and should be read in conjunction with, the section in the Trust's Prospectus entitled "Investment Objectives and Policies." The investment objective and supplemental information regarding the policies for each of the Portfolios are described below and should be considered separately. Each Portfolio has a different investment objective and certain policies may vary. As a result, the risks, opportunities and return in each Portfolio may differ. There can be no assurance that any Portfolio's investment objective will be achieved. Certain risk factors in relation to various securities and instruments in which the Portfolios may invest are described in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The objective for each Portfolio specifically noted as its "investment objective" and the restrictions specifically noted as "investment restrictions" described in the section of this Statement entitled "Investment Restrictions" are "fundamental" policies, and may not be changed without approval of the shareholders of the affected Portfolio. Investment policies not noted as "investment objectives" or "investment restrictions" are not "fundamental"
policies. As indicated in the "Investment Restrictions" section of this Statement, certain investment restrictions apply to all Portfolios, while others only apply to a specific Portfolio. The Trust has the right to modify without shareholder approval the investment policies of any Portfolio that are not specifically identified in the Trust's Prospectus or this Statement as "fundamental."


         Each portfolio may be subject to state regulatory requirements which may be more restrictive than the stated investment policies, in which case, the sub-advisor will adhere to the more restrictive standard.

Seligman Henderson International Equity Portfolio:

Investment Objective: The investment objective of the Seligman Henderson International Equity Portfolio is long-term capital appreciation consistent with preservation of capital primarily through investment in securities of non-United States issuers.

Investment Policies: The following investment policies are not fundamental policies and may be changed by the Trust without shareholder approval. For a discussion of put and call options, futures contracts and related options, and the risks involved in foreign investments, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         The Continental European countries in which the Sub-advisor may, from time to time, invest include, but are not limited to, Austria, Belgium, Denmark, Federal Republic of Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden and Switzerland. Countries in the Pacific Basin include, but are not limited to, Australia, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, People's Republic of China, Philippines, Singapore, Taiwan and Thailand. Countries in Latin America include, but are not limited to, Argentina, Brazil, Chile, Mexico and Venezuela. The Sub-advisor believes it will usually have assets invested in all of these international regions. Although under normal market conditions the Portfolio will be invested in a minimum of five countries, it may have assets invested in many of the above countries. Investments will not normally be made in securities of issuers located in the United States or Canada.




         Purchasing Put Options on Securities. The Portfolio may purchase put options to attempt to protect its holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Portfolio, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Portfolio will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.




         Because a purchased put option gives the purchaser a right and not an obligation, the purchaser is not required to exercise the option. If the underlying position incurs a gain, the Portfolio would let the put option expire resulting in a reduced profit on the underlying security equal to the cost of the put option. The cost of the put option is limited to the premium plus commission paid. The Portfolio's maximum financial exposure will be limited to these costs.

         The Portfolio may purchase options listed on public exchanges as well as over-the-counter. Options listed on an exchange are generally considered very liquid. OTC options are considered less liquid, and therefore, will only be considered where there is not a comparable listed option. Because options will be used solely for hedging and due to their relatively low cost and short duration, liquidity is not a significant concern.

     The Portfolio's ability to engage in option transactions may be limited by tax considerations.

     Foreign Currency Transactions. The Portfolio will generally enter into forward foreign currency exchange contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the U.S. dollar value of securities it owns.

         The Portfolio may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against another currency (including the U.S. dollar). In this case the contract would approximate the value of some or all of the Portfolio's securities denominated in such foreign currency. Under normal circumstances, the Sub-advisor will limit forward currency contracts to not greater than 75% of the Portfolio's position in any one country as of the date the contract is being entered into. This limitation will be measured at the point the hedging transaction is entered into by the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Portfolio may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The Sub-advisor will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Portfolio and its ability to purchase additional securities.

         Except as set forth above and immediately below, the Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolio, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets denominated in that currency provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.


         At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, the Portfolio may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.


         The Portfolio's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.


         Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.


         Borrowing. The Portfolio may from time to time borrow money for temporary, extraordinary or emergency purposes in an amount up to 5% of its total assets from banks at prevailing interest rates and invest the funds in additional securities. The Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should the Portfolio, for any reason, have borrowings that do not meet the above test then, within three business days, the Portfolio must reduce such borrowings so as to meet the necessary test. Under such a circumstance, the Portfolio may have to liquidate securities at a time when it is disadvantageous to do so. Gains made with additional funds borrowed will generally cause the net asset value of the Portfolio's shares to rise faster than could be the case without borrowings. Conversely, if investment results fail to cover the cost of borrowings, the net asset value of the Portfolio could decrease faster than if there had been no borrowings.


         Lending Portfolio Securities. The Portfolio may lend its securities to brokers, dealers and other institutional investors in an amount not to exceed
33-1/3% of the Portfolio's total assets taken at market value, and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. During the time securities are on loan, the borrower pays the Portfolio any dividends paid on such securities, and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral, such as U.S. Government securities. Loans are subject to termination at the option of the Portfolio or the borrower at any time. Such right of termination may be exercised by the Portfolio to obtain the return of securities on loan for the purpose of voting on matters considered material by the Sub-advisor or Investment Manager. The Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.


         Illiquid Securities. The Portfolio may invest up to 10% of its total assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (the "1933 Act")) and other securities that are not readily marketable. The Portfolio does not currently expect to invest more than 5% of its assets in such securities. The Portfolio may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Sub-advisor may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the limitation on illiquid securities. Should the Sub-advisor make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.


Seligman Henderson International Small Cap Portfolio:


Investment Objective: The Seligman Henderson International Small Cap Portfolio seeks long-term capital appreciation primarily through making international investments in companies with small to medium market capitalizations.


Investment Policies: The following investment policies are not fundamental policies and may be changed by the Trust without shareholder approval. For a discussion of put and call options, futures contracts and related options, and the risks involved in foreign investments, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Continental European countries in which the Sub-advisor may, from time to time, invest include, but are not limited to, Austria, Belgium, Denmark, Federal Republic of Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden and Switzerland. Countries in the Pacific Basin include, but are not limited to, Australia, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, People's Republic of China, Philippines, Singapore, Taiwan and Thailand. Countries in Latin America include, but are not limited to, Mexico, Argentina and Venezuela. The Sub-advisor believes it will usually have assets invested in all of these international regions. Investments will not normally be made in securities of issuers located in the United States or Canada.



         Purchasing Put Options on Securities. The Portfolio may purchase put options to attempt to protect its portfolio holdings in an underlying security against a decline in market value. This hedge protection is provided during the life of the put option since the Portfolio, as holder of the put option, can sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.




         Because a purchased put options gives the purchaser a right and not an obligation, the purchaser is not required to exercise the option. If the underlying position incurs a gain, the Portfolio would let the put option expire resulting in a reduced profit on the underlying security equal to the cost of the put option. The cost of the put option is limited to the premium plus commission paid. The Portfolio's maximum financial exposure will be limited to these costs.

         The Portfolio may purchase options listed on public exchanges as well as over-the-counter. Options listed on an exchange are generally considered very liquid. OTC options are considered less liquid, and therefore, will only be considered where there is not a comparable listed option. Because options will be used solely for hedging and due to their relatively low cost and short duration, liquidity is not a significant concern.

         The Portfolio's ability to engage in option transactions may be limited by tax considerations.

     Foreign Currency Transactions. The Portfolio will generally enter into forward foreign currency exchange contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the U.S. dollar value of securities it owns.

         The Portfolio may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against another currency (including the U.S. dollar). In this case the contract would approximate the value of some or all of the Portfolio's securities denominated in such foreign currency. Under normal circumstances, the Sub-advisor will limit forward currency contracts to not greater than 75% of the Portfolio's position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Portfolio may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The Sub-advisor will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Portfolio and its ability to purchase additional securities.

         Except as set forth above and immediately below, the Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolio, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets denominated in that currency provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.


         At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, the Portfolio may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.


         The Portfolio's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.


         Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         Borrowing. The Portfolio may from time to time borrow money for temporary, extraordinary or emergency purposes in an amount up to 5% of its total assets from banks at prevailing interest rates and invest the funds in additional securities. The Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should the Portfolio, for any reason, have borrowings that do not meet the above test then within three business days, the Portfolio must reduce such borrowings so as to meet the foregoing test. Under these circumstances, the Portfolio may have to liquidate portfolio securities at a time when it is disadvantageous to do so. Gains made with additional funds borrowed will generally cause the net asset value of the Portfolio's shares to rise faster than could be the case without borrowings. Conversely, if investment results fail to cover the cost of borrowings, the net asset value of the Portfolio could decrease faster than if there had been no borrowings.

         Lending of Portfolio Securities. The Portfolio may lend portfolio securities to certain institutional borrowers of securities and may invest the cash collateral and obtain additional income or receive an agreed upon amount of interest from the borrower. Loans made by the Portfolio will generally be short-term. Loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

         Illiquid Securities. The Portfolio may invest up to 10% of its total assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (the "1933 Act")) and other securities that are not readily marketable. The Portfolio does not currently expect to invest more than 5% of its assets in such securities. The Portfolio may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Sub-advisor may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the limitation on illiquid securities. Should the Sub-advisor make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following are investment policies applicable only to the Seligman Henderson International Small Cap Portfolio. These are not "fundamental" investment restrictions, and may be changed by the Trustees without shareholder approval. The Portfolio may not:

     1. Invest in interests in oil, gas or other mineral exploration or development program or mineral lease.

     2. Invest more than 2% of its assets in warrants not listed on the New York or American Stock Exchange.

     3. Invest in real estate limited partnerships.

Lord Abbett Growth and Income Portfolio:

Investment Objective: The investment objective of the Lord Abbett Growth and Income Portfolio is long-term growth of capital and income without excessive fluctuation in market value.

Investment Policies:

         Covered Call Options. The Portfolio may write covered call options which are traded on a national securities exchange with respect to its securities in an attempt to increase income and to provide greater flexibility in the disposition of securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, the Portfolio forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds the net premium). The Portfolio may also enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security with the same exercise price and call period as the option previously written. If the Portfolio is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. The Sub-advisor does not intend to have the Portfolio write covered call options with respect to securities with an aggregate market value of more than 10% of the Portfolio's gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in the current Prospectus of the Trust. For an additional discussion of call options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in illiquid securities. Investments in illiquid securities are limited to a maximum of 10% of Portfolio net assets. Illiquid securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 which have been determined to be liquid by the Sub-advisor under the supervision of the Trustees. Examples of factors which the Sub-advisor may take into account with respect to a Rule 144A security include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the marketplace (e.g., the time period needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). For a discussion of illiquid or restricted securities and certain risks involved therein see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

JanCap Growth Portfolio:

Investment Objective: The investment objective of the JanCap Growth Portfolio is growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Investment Policies:

         The Portfolio may, as a fundamental policy, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Investment Manager. The Investment Manager will not approve such investment unless: (a) the Investment Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the Participating Insurance Companies that it intends to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue the purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor for the Portfolio has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive relief under the provisions of the Investment Company Act of 1940, or other such relief as may be necessary under the then governing rules and regulations of the Investment Company Act of 1940, regarding investments in such investment companies.


         Futures, Options and Other Derivative Instruments. The JanCap Growth Portfolio may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps. Please refer to the description of these strategies and these instruments, as well as certain risks entailed with the use of such strategies and instruments, in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts written by the Portfolio would exceed the market value of the total assets of the Portfolio (i.e., no leveraging).


         The Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Portfolio is permitted to invest directly. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted, by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the Portfolio's obligations under an option written by the Portfolio, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Portfolio to do so.

         Interest Rate Swaps and Purchasing and Selling Interest Rate Caps and Floors. In addition to the strategies noted above, the Portfolio, in order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, may enter into interest rate swaps and may buy or sell interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its investments. The Portfolio also may enter into these transactions to protect against any increase in the price of securities the Portfolio may consider buying at a later date. The Portfolio does not intend to use these transactions as a speculative investment. See the section in this
Statement entitled "Certain Risk Factors and Investment Methods" for a description of these strategies. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

         The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or high-grade liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. If the Portfolio enters into an interest rate swap on other than a net basis, the Portfolio would maintain a segregated account in the full amount accrued on a daily basis of the Portfolio's obligations with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Portfolio sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that the Portfolio contractually is entitled to receive. The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

         Repurchase Agreements and Reverse Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. The Portfolio may also enter into reverse repurchase agreements. For a description of these investment techniques see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following are investment policies applicable to the JanCap Growth Portfolio. These are not "fundamental" investment restrictions, and may be changed by the Trustees without shareholder approval.

         1. The Portfolio will not purchase a security if as a result, more than 15% of its net assets in the aggregate, at market value, would be invested in securities which cannot be readily resold because of legal or contractual restrictions on resale or for which there is no readily available market, or repurchase agreements maturing in more than seven days or securities used as a cover for written over-the-counter options, if any. The Trustees, or the Investment Manager or the Sub-advisor acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation.

         2. The Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. Under such a circumstance, the Portfolio may have to liquidate securities at a time when it is disadvantageous to do so. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         3. The Portfolio will not invest in warrants if, at the time of acquisition, the investment in warrants, valued at the lower of cost or market value, would exceed 5% of the Portfolio's net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchange. For purposes of this restriction, warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.


         4. The Portfolio will not enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premium required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets.


         5. The Portfolio will not enter into any futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions of the Portfolio would exceed the market value of the total assets of the Portfolio.

         6. The Portfolio will not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

         7. The Portfolio will not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

         8. The Portfolio will not invest directly in oil, gas, or other mineral exploration or development programs; however, the Portfolio may purchase securities of issuers whose principal business activities fall within such areas.

         9. The Portfolio will not purchase a security (other than those issued by U.S. government agencies and instrumentalities or instruments guaranteed by an entity with a record of more than three years continuous operation, including that of predecessors) if as a result, more than 5% of the value of that Portfolio's assets, at market value, would be invested in the securities of issuers which, with their predecessors, have been in business less than three years.


AST Money Market Portfolio:


Investment Objective: The investment objective of the AST Money Market Portfolio is to seek high current income and maintain high levels of liquidity.


Investment Policies:

     Bank Obligations. The Portfolio will not invest in bank obligations for which any affiliate of the Sub-advisor is the ultimate obligor or accepting bank.

         Asset-backed Securities. Subject to the limitations described in the Trust's Prospectus under "Investment Objectives and Policies," the asset-backed securities in which the Portfolio may invest are subject to the Portfolio's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested. For a discussion of asset-backed securities and the risks involved therein see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. The repurchase agreements into which the Portfolio may enter will usually be short, from overnight to one week, and at no time will the Portfolio invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. For a discussion of repurchase agreements and the certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements. The Portfolio invests the proceeds of borrowings under reverse repurchase agreements. The Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Portfolio will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Portfolio may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. The Portfolio will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, such reverse repurchase agreement may have a negative impact on the Portfolio's ability to maintain a net asset value of $1.00 per share.


         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated foreign securities. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depository Receipts ("ADRS") and European Depository Receipts ("EDRs"). Generally, ADRs and EDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or European, in the case of EDRs, securities markets. For a discussion of depository receipts and the risks involved in investing in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Lending Portfolio Securities. The Portfolio may pay reasonable finders' and custodial fees in connection with a loan. In making a loan, the Portfolio will consider all facts and circumstances surrounding the making of the loan, including the creditworthiness of the borrowing financial institution. The Portfolio will not make any loans in excess of one year. The Portfolio will not lend its securities to any officer, employee or Trustee of the Trust, the Investment Manager, any Sub-advisor of the Trust, or the Administrator unless otherwise permitted by applicable law.

Federated Utility Income Portfolio:

Investment Objective: The investment objective of the Federated Utility Income Portfolio is high current income and moderate capital appreciation by investing primarily in equity and debt securities of utility companies.

Investment Policies:

     U.S. Government Securities. The Portfolio may invest in U.S. government obligations which generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by the full faith and credit of the U.S. Treasury; the issuer's right to borrow from the U.S. Treasury; the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or the credit of the agency or instrumentality issuing the obligations. Examples of instrumentalities and agencies which may not always receive support from the U.S. government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association.

         When-Issued and Delayed Delivery Transactions. These transactions are made to secure what is considered to be an advantageous price and yield for the Portfolio. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Portfolio sufficient to make payment for the securities purchased are segregated on the Portfolio's records at the trade date. These securities are marked to market daily and maintained until the transaction is settled. For a discussion of when-issued securities and certain risks involved therein see this Statement under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. The collateral received when the Portfolio lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Portfolio. During the time Portfolio securities are on loan, the borrower pays the Portfolio any dividends or interest paid on such securities. Loans are subject to termination at the option of the Portfolio or the Borrower. The Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Portfolio does not have the right to vote the securities on loan, but would terminate the loan and regain the right to vote if that were considered important by the Investment Manager with respect to the investment.

         Reverse Repurchase Agreements. The use of reverse repurchase agreements may allow the Portfolio to avoid selling Portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into a reverse repurchase agreement does not ensure that the Portfolio will be able to avoid selling Portfolio instruments at a disadvantageous time. For a discussion of reverse repurchase agreements, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policy Which May Be Changed Without Shareholder Approval. The following investment policy is not a "fundamental" restriction and may be changed by the Trustees without shareholder approval. It is applicable only to the Federated Utility Income Portfolio.

         The Portfolio will not write call options on securities unless the securities are held in the Portfolio or unless the Portfolio is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. The Portfolio will not purchase options on securities unless the securities are held in the Portfolio.

Federated High Yield Portfolio:

Investment Objective: The Federated High Yield Portfolio's investment objective is to seek high current income.

Investment Policies:

         Corporate Debt Securities. Corporate debt obligations in which the Portfolio invests may bear fixed, floating, floating and contingent, or increasing rates of interest. They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit). The Portfolio invests primarily in fixed rate corporate debt securities. The fixed rate corporate debt obligations in which the Portfolio intends to invest are expected to be lower rated. There are special risks associated with lower-rated securities. See the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods" for a discussion of these risk factors.


     U.S. Government Obligations. The types of U.S. government obligations in which the Trust may invest include, but are not limited to, direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities may be backed by: the full faith and credit of the U.S. Treasury; the issuer's right to borrow from the U.S.. Treasury; the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or the credit of the agency or instrumentality issuing the obligations. For an additional discussion of the types of U.S. Government Obligations in which the Portfolio may invest, see the Trust's Prospectus under "Investment Objectives and Policies."

         Restricted Securities. The Portfolio expects that any restricted securities would be acquired either from institutional investors who originally acquired the securities in private placements or directly from the issuers of the securities in private placements. Restricted securities are generally subject to legal or contractual delays on resale. Restricted securities and securities that are not readily marketable may sell at a discount from the price they would bring if freely marketable. For a discussion of illiquid or restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.


         When-Issued and Delayed Delivery Transactions. The Portfolio may purchase fixed income securities on a when-issued or delayed delivery basis. The Portfolio may engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Portfolio's investment objective and policies, not for investment leverage. These transactions are arrangements in which the Portfolio purchases securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. These transactions are made to secure what is considered to be an advantageous price and yield for the Portfolio.


         No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Portfolio sufficient to make payment for the securities to be purchased are segregated at the trade date. These securities are marked to market daily and will maintain until the transaction is settled. For an additional discussion of when-issued securities and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. The Portfolio will require its custodian to take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Portfolio, the Portfolio could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Portfolio might be delayed pending court action. The Portfolio believes that under the regular procedures normally in effect for custody of the Portfolio's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Portfolio and allow retention or disposition of such securities. The Portfolio will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Sub-advisor to be creditworthy, pursuant to guidelines established by the Board of Trustees. For an additional discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. In order to generate additional income, the Portfolio may lend its securities to brokers/dealers, banks, or other institutional borrowers of securities. The Portfolio will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Sub-advisor has determined are creditworthy under guidelines established by the Trustees. The collateral received when the Portfolio lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Portfolio.
During the time Portfolio securities are on loan, the borrower pays the Portfolio any dividends or interest paid on such securities. Loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or cash equivalent collateral to the borrower or placing broker. The Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

         Reverse Repurchase Agreements. The Portfolio may also enter into reverse repurchase agreements. When effecting reverse repurchase agreements, liquid assets of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to ensure completion of the reverse repurchase agreements, the Portfolio will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. For a discussion of reverse repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Portfolio Turnover. The Portfolio may experience greater portfolio turnover than would be expected with a portfolio of higher-rated securities. A high portfolio turnover rate will result in increased transaction costs to the Portfolio. The Portfolio will not attempt to set or meet a portfolio turnover rate since any turnover rate would be incidental to transactions undertaken in an attempt to achieve the Trust's investment objective.

         Adverse Legislation. In 1989, legislation was enacted that required federally insured savings and loan associations to divest their holdings of lower-rated bonds by 1994. This legislation also created the Resolution Trust Corporation (the "RTC"), which has disposed of a substantial portion of lower-rated bonds held by failed savings and loan associations over the past three years. The reduction of the number of institutions empowered to purchase and hold lower-rated bonds, and the divestiture of bonds by these institutions and the RTC, have had an adverse impact on the overall liquidity of the market for such bonds. Federal and state legislatures and regulators have and may continue to propose new laws and regulations designed to limit the number or type of institutions that may purchase lower-rated bonds, reduce the tax benefits to issuers of such bonds, or otherwise adversely impact the liquidity of such bonds. The Portfolio cannot predict the likelihood that any of these proposals will be adopted, or their potential impact on the liquidity of lower-rated bonds.

     Investment Risks. For a discussion of certain risks involved with investing in foreign securities, including currency risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Restrictions Which May Be Changed Without Shareholder Approval. The following restrictions are not "fundamental" and may be changed by the Trustees without shareholder approval. They are applicable only to the Federated High Yield Portfolio.

         1. The Portfolio will not invest more than 5% of the value of its total assets in securities of companies, including their predecessors, that have been in operation for less than three years and in equity securities of any issuer that are not readily marketable.


         2. The Portfolio will not purchase the securities of any issuer (other than the U.S. government, its agencies, or instrumentalities or instruments secured by securities of such issuers, such as repurchase agreements) if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer. For these purposes, the Portfolio takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series designations or other differences.



AST Phoenix Balanced Asset Portfolio:

Investment Objective: The investment objective of the AST Phoenix Balanced Asset Portfolio is to seek reasonable income, long-term capital growth and conservation of capital. The Portfolio intends to invest based on combined considerations of risk, income, capital enhancement and protection of capital value.

Investment Policies:


         Lower-rated or Non-rated Securities. Historically, the Portfolio has emphasized investments in investment grade fixed income securities which are rated within the four highest categories by recognized rating agencies, i.e., S&P, Moody's Investor's Services, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("D&P"), or Fitch Investor Services Inc. ("Fitch"). However, the Portfolio may take a modest position in lower or non-rated fixed income securities, but the Portfolio will not invest more than 35% of its net assets, determined at the time of investment, in high yield, high risk fixed income securities (commonly referred to as "junk bonds"). A fixed income securities issue may have its ratings reduced below the minimum permitted for purchase by the Portfolio. In that event the Sub-advisor will determine whether the Portfolio should continue to hold such issue. If, in the Sub-advisor's opinion, market conditions warrant, the Portfolio may increase its position in lower or non-rated securities from time to time. For a discussion of lower-rated or non-rated securities and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Securities and Index Options. The Portfolio may write covered call options and purchase call and put options on securities and securities indices subject to the limitations described below. For a description of certain risks involved therein see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The call options written by the Portfolio will normally have expiration dates between three and nine months from the date written. During the option period, the Portfolio may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Portfolio to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon expiration of the option period or at such earlier time as the Portfolio effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Portfolio has received an exercise notice.

         The exercise price of a call option written by the Portfolio may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written. A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current price of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers. Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. The Portfolio may write call options and purchase call and put options on any other indices traded on a recognized exchange.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by the Portfolio, to prevent the underlying security from being called, or to enable the Portfolio to write another call option with either a different exercise price or expiration date or both. The Portfolio may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by the Portfolio expires unexercised, the Portfolio will realize a gain in the amount of the premium on the option less the commission paid.

         The Portfolio's option activities may increase its portfolio turnover rate and the amount of brokerage commissions paid. The Portfolio will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which apply to purchases and sales of securities directly.

         Limitations on Securities and Index Options. The Portfolio will only write call options if they are covered and if they remain covered so long as the Portfolio is obligated as a writer. If the Portfolio writes a call option on an individual security, the Portfolio will own the underlying security at all times during the option period. The Portfolio will write call options on indices only to attempt to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices will be "covered" by identifying the specific securities being hedged.

         To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option, the Portfolio will be required to deposit "qualified" securities. A "qualified" security is a security against which the Portfolio has not written a call option and which has not been hedged by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Portfolio will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when the Portfolio writes a call on an index which is "in-the-money" at the time the call is written, the Portfolio will segregate with its custodian bank cash or liquid assets equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount segregated may be applied to the Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

         The Portfolio may invest up to 2% of its total assets in exchange-traded call and put options. The Portfolio may sell a call option or a put option which has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs as well.

         The extent to which the Portfolio may enter into options transactions also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

         Risk Factors in Writing Call Options and in Purchasing Call and Put Options. The use of options involves certain risks. For an additional description of certain risks involved see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         An option may only be closed out on an exchange which provides a market for an option of the same series. Although the Portfolio will write and purchase options only when the Sub-advisor believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Portfolio, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

         Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Sub-advisor believes the position limits established by the exchanges will not have any adverse impact upon the Portfolio.

         Risk Factors of Options on Indices. For an additional discussion of certain risks involved in options on indices, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods." Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether the Portfolio will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon the Sub-advisor's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

         Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, the Portfolio would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses. However, it is the Sub-advisor's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized. Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance, and unlike call writing, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Portfolio will write call options on indices only subject to the limitations described above.

         Unless the Portfolio has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Portfolio will be required to liquidate securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving notice of the exercise, if the Sub-advisor fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of the Portfolio's total assets) pending settlement of the sale of securities and pay interest on such borrowing.

         Financial Futures Contracts and Related Options. The Portfolio may purchase or sell interest rate and securities index futures contracts which are traded on a recognized exchange or board of trade subject to the limitations and risks described below. The Portfolio may only use such financial futures contracts and related options to hedge against changes in the market value of its securities or securities which it intends to purchase.

         In contrast to the situation when a Portfolio purchases or sells a security, no security is delivered or received by the Portfolio upon the purchase or sale of a financial futures contract. Depending on the investment policies and restrictions of the Portfolio, the Portfolio will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

         Limitations on Futures Contracts and Related Options. The Portfolio may not engage in transactions in financial futures contracts or related options for speculative purposes but only for the purpose of hedging against anticipated changes in the market value of its securities or changes in the market value of securities which it intends to purchase. The Portfolio may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the initial margin deposits on the Portfolio's existing futures and related options positions and the premiums paid for related options would exceed 2% of the market value of the Portfolio's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Portfolio's initial margin deposit with respect thereto will be deposited in a segregated account with the Portfolio's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

         The extent to which the Portfolio may enter into financial futures contracts and related options also may be limited by requirements of the Internal Revenue Code for qualification as a regulated investment company.

         Risks Relating to Futures Contracts and Related Options. See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in the use of financial futures contracts and related options.

         Positions in futures contracts and related options may be closed out on an exchange which provides a secondary market for such contracts or options. The Sub-advisor will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Portfolio would be required to continue to deposit additional margin. In this situation, if the Portfolio has insufficient cash to meet margin requirements it may be required to sell securities at a time when it is disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions could also have an adverse impact on the Portfolio's ability to hedge effectively.


         Foreign Securities. The Portfolio may purchase foreign securities, including emerging market securities and those issued by foreign branches of U.S. banks. In any event, such investments in foreign securities will be limited to less than 25% of the total net asset value of the Portfolio. For a discussion of certain risks involved in foreign investing, including foreign currency fluctuations and investing in developing countries or so called "emerging markets," see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Mortgage-Backed Securities. Securities issued by the Government National Mortgage Association ("GNMA") are, and securities issued by the Federal National Mortgage Association ("FNMA") include, mortgage-backed securities representing part ownership of a pool of mortgage loans. See this Statement and the Trust's Prospectus for a discussion of mortgage-backed securities and certain risks involved therein.

         Lending Portfolio Securities. In order to increase its return on investments, the Portfolio may make loans of Portfolio securities as long as the market value of loaned securities does not exceed 25% of the value of the Portfolio's total assets. Loans of portfolio securities will always be fully collateralized and made only to borrowers deemed creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of collateral if the borrower fails financially.


T. Rowe Price Asset Allocation Portfolio:


Investment  Objective:  The  investment  objective  of the T. Rowe  Price  Asset
Allocation Portfolio is to seek a high level of total return by investing primarily in a diversified group of fixed income and equity securities.


Investment Policies:

         The Portfolio's share price will fluctuate with changing market conditions and interest rate levels and you investment may be worth more or less when redeemed than when purchased. The Portfolio should not be relied upon for short-term financial needs, nor used to play short-term swings in the stock or bond markets. The Portfolio cannot guarantee that it will achieve its investment objectives.

     Fixed Income Securities. Fixed income securities in which the Portfolio may invest include, but are not limited to, those described below.

     U.S. Government Obligations. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

     Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Portfolio may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks.

     Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

         The   Portfolio   may  also  invest  in  the   securities   of  certain
supranational entities, such as the International Development Bank.

         Collateralized Mortgage Obligations (CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

         For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Mortgage-Backed Securities. Mortgage-backed securities are securities representing interest in a pool of mortgages. After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, the Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies continued in the Trust's Prospectus.

         For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Asset-Backed Securities. The Portfolio may invest a portion of its assets in debt obligations known as asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile Receivable Securities. The Portfolio may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities").

                  Credit Card Receivable Securities. The Portfolio may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets. The Sub-advisor anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. The Portfolio may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies. For a discussion of these securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         In addition to the investments described in the Trust's Prospectus, the Portfolio may invest in the following:

         Writing Covered Call Options. The Portfolio may write (sell) "covered" call options and purchase options to close out options previously written by the Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

         The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies. In order to comply with the requirements of several states, the Portfolio will not write a covered call option if, as a result, the aggregate market value of all Portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio reserves the right to increase this percentage. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency, The Portfolio does not consider a security or currency covered by a call "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

         Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

          The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

         Writing Covered Put Options. The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio.

         The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where Sub-advisor wishes to purchase the underlying security or currency for the Portfolio's portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, can not benefit from appreciation, if any, with respect to such specific securities or currencies. In order to comply with the requirements of several states, the Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio reserves the right to increase this percentage. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies. For a discussion of options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Purchasing Put Options. The Portfolio may purchase American or European style put options. The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

         To the extent required by the laws of certain states, the Portfolio may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio may commit more than 5% of its assets to premiums when purchasing call and put options. The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Purchasing Call Options. The Portfolio may purchase American or European call options. The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided this Statement under "Certain Risk Factors and Investment Methods."

         To the extent required by the laws of certain states, the Portfolio may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio may commit more than 5% of its assets to premiums when purchasing call and put options. The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Dealer Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction. For a discussion of dealer options, see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions   in  Futures.   The  Portfolio  may  enter  into
financial futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts").

         Stock index futures contracts may be used to attempt to provide a hedge for a portion of the Portfolio's portfolio, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Portfolio may, however, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Portfolio's portfolio successfully, the Portfolio must sell futures contacts with respect to indices or subindexes whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

         Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas. For a discussion of futures transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Regulatory Limitations. The Portfolio will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

         The Portfolio may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fida hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

         The Portfolio's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolio, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Portfolio's custodian to cover the position, or alternative cover will be employed.

         In addition, CFTC regulations may impose limitations on the Portfolio's ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Portfolio would comply with such new restrictions.

                  Risks of Transactions in Futures Contracts. See this Statement and the Trust's Prospectus under "Certain Risks and Investment Methods" for an additional description of certain risks involved in futures contracts.


         Options on Futures Contracts. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds for which T. Rowe Price Associates, Inc. or Rowe Price-Fleming International, Inc. serve as sub-advisor. Such aggregated orders would be allocated among the Portfolio and such other mutual funds or portfolios of mutual funds in a fair and non-discriminatory manner.


                  Risks of Transactions in Options on Futures Contracts. See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in options on futures contracts.

         Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in financial futures or options transactions other than those described above, it reserves the right to do so. Such futures or options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign Futures and Options. The Portfolio is permitted to enter into foreign futures and options transactions. See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in foreign futures and options.


         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers in developed countries. Because the Portfolio may invest in foreign securities, investment in the Portfolio involves risks that are different in some respects from an investment in a Portfolio which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the U.S. For an additional discussion of certain risks involved in investing in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Foreign Currency Transactions. The Portfolio will generally enter into forward foreign currency exchange contracts under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security.


         Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Other than as set forth above, and immediately below, the Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities) provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.


         At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         For a discussion of certain risks involved in foreign currency transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.


         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Portfolio's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Portfolio may be required to defer the closing out of option, futures or foreign forward exchange contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.


         Hybrid Commodity and Security Instruments. Recently, instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Often these hybrid instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in investing in hybrid instruments, see this Statement under "Certain Risk Factors and Investment Methods."

         Restricted Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in illiquid securities. The Portfolio may invest in illiquid securities including repurchase agreements which do not provide for payment within seven days, but will not acquire such securities if, as a result, they would comprise more than 15% of the value of the Portfolio's net assets.

         Restricted   securities  may  be  sold  only  in  privately  negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

         The Portfolio may purchase securities which while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Sub-advisor, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         Repurchase Agreements. The Portfolio may enter into repurchase agreements through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank which is a member of the Federal Reserve System. Any such dealer or bank will be on Sub-advisor's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by Sub-advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be considered illiquid. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         The Board of Trustees of the Trust has promulgated guidelines with respect to repurchase agreements.

         Lending of Portfolio Securities. For the purpose of realizing additional income, the Portfolio may make secured loans of Portfolio securities amounting to not more than 33 1/3% of its total assets. This policy is a fundamental policy. Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Sub-advisor to be of good standing and will not be made unless, in the judgment of Sub-advisor, the consideration to be earned from such loans would justify the risk.

         Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission, the Portfolio may make loans to, or borrow Portfolios from, other mutual funds or portfolios of mutual funds sponsored or advised by Sub-advisor or Rowe Price-Fleming International, Inc. (collectively, "Price Portfolios"). The Portfolio has no current intention of engaging in these practices at this time.

         When-Issued Securities. The Portfolio may from time to time purchase securities on a "when-issued" basis. At the time the Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Portfolio does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The
Portfolio will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. For a discussion of when-issued securities, see this Statement under "Certain Risk Factors and Investment Methods."

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable only to the T. Rowe Price Asset Allocation Portfolio. As a matter of operating policy, which can be changed without shareholder approval, the Portfolio may not:

1. Purchase additional securities when money borrowed exceeds 5% of the Portfolio's total assets;

2. Invest in companies for the purpose of exercising management or control;


3. Purchase illiquid securities and securities of unseasoned issuers if, as a result, more than 15% of its net assets would be invested in such securities, provided that the Portfolio will not invest more than 10% of its total assets in restricted securities and not more than 5% of its total assets in securities of unseasoned issuers. Securities eligible for resale under Rule 144A of the Securities Act of 1933 are not included in the 10% limitation but are subject to the 15% limitation.


4. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law. Duplicate fees may result from such purchases;

5. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

6. Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, other mineral exploration or development programs;

7. Invest in puts, calls, straddles, spreads, or any combination thereof to the extent permitted by the Prospectus and this Statement;

8. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

9. Purchase a security (other than obligations issued or guaranteed by the U.S., and foreign, state or local government, their agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer); provided, however, that this restriction does not apply to securities of pooled investment vehicles or mortgage- or asset-backed securities;

10. Invest in warrants if, as a result thereof, more than 2% of the value of the total assets of the Portfolio would be invested in warrants which are not listed on the New York Stock Exchange, the American Stock Exchange, or a recognized foreign exchange, or more than 5% of the value of the total assets of the Portfolio would be invested in warrants whether or not so listed. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market and warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value;

11. Purchase or retain the securities of any issuer if, to the knowledge of the Trust's management, those officers and directors of the Trust, and of the Investment Manager, who each own beneficially more then 0.5% of the outstanding securities of any issuer, together beneficially own more than 5% of such securities;

12. Effect short sales of securities;


13. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Portfolio's net assets.

         Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the Portfolio may, as a fundamental policy, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Investment Manager. The Investment Manager will not approve such investment unless: (a) the Investment Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the Participating Insurance Companies that it intends to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor for the Portfolio has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive relief under the provisions of the Investment Company Act of 1940 (the "1940 Act"), or other such relief as may be necessary under the then governing rules and regulations of the 1940 Act, regarding investments in such investment companies.


T. Rowe Price International Equity Portfolio:

Investment Objective: The investment objective of the T. Rowe Price International Equity Portfolio is to seek a total return on its assets from long-term growth of capital and income principally through investments in common stocks of established, non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return.


          Sub-advisor regularly analyzes a broad range of international equity and fixed income markets in order to assess the degree of risk and level of return that can be expected from each market. Based upon its current assessment, Sub-advisor believes long-term growth of capital may be achieved by investing in marketable securities of non-U.S. companies which have the potential for growth of capital. Of course, there can be no assurance that Sub-advisor's forecasts of expected return will be reflected in the actual returns achieved by the Portfolio.


          The Portfolio's share price will fluctuate with market, economic and foreign exchange conditions, and your investment may be worth more or less when redeemed than when purchased. The Portfolio should not be relied upon as a complete investment program, nor used to play short-term swings in the stock or foreign exchange markets. The Portfolio is subject to risks unique to international investing. Further, there is no assurance that the favorable trends discussed below will continue, and the Portfolio cannot guarantee it will achieve its objective.

Investment Policies:

          It is the present intention of Sub-advisor to invest in companies based in (or governments of or within) the Far East (for example, Japan, Hong Kong, Singapore, and Malaysia), Western Europe (for example, United Kingdom, Germany, Netherlands, France, Spain, and Switzerland), South Africa, Australia, Canada, and such other areas and countries as Sub-advisor may determine from time to time.

          In determining the appropriate distribution of investments among various countries and geographic regions, Sub-advisor ordinarily considers the following factors: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors.

          In analyzing companies for investment, Sub-advisor ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their market place. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Portfolio invests normally will have a record of paying dividends, and will generally be expected to increase the amounts of such dividends in future years as earnings increase.

          It is expected that the Portfolio's investments will ordinarily be traded on exchanges located at least in the respective countries in which the various issuers of such securities are principally based.

          Today, more investment opportunities may exist abroad than in the U.S. In 1970, more than one-half of the world's equity capitalization (the total market value of the world's equity securities traded on stock exchanges) was attributable to U.S. securities. Now practically the opposite is true. And over the last ten years, the EAFE Index, a widely accepted index of European, Australian and Far Eastern equity securities, has outperformed the Standard & Poor's 500 Index. Although the EAFE Index may not be representative of the Portfolio, Sub-advisor believes it may be a useful indicator of the opportunities in foreign equity investing.


     Risk Factors of Foreign Investing. There are special risks in investing in the Portfolio. Certain of these risks are inherent in any international mutual fund others relate more to the countries in which the Portfolio will invest. Many of the risks are more pronounced for investments in developing or emerging countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.


          Investors should understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Portfolio, and there can be no assurance that the Portfolio's investment policies will be successful, or that its investment objective will be attained. The Portfolio is designed for individual and institutional investors seeking to diversify beyond the United States in an actively researched and managed portfolio, and is intended for long-term investors who can accept the risks entailed in investment in foreign securities. For a discussion of certain risks involved in foreign investing see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          The Portfolio will invest in securities denominated in currencies specified elsewhere herein.

          It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanged located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market.

          The Portfolio may invest in investment portfolios which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Portfolio's investment in these portfolios is subject to the provisions of the 1940 Act discussed below. If the Portfolio invests in such investment portfolios, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment portfolios. In addition, the securities of these investment portfolios may trade at a premium over their net asset value.

          Apart from the matters described herein, the Portfolio is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Portfolio as described in the Trust's Prospectus and this Statement. It should be noted, however, that this situation could change at any time.

          The Portfolio may invest in companies located in Eastern Europe. The Portfolio will only invest in a company located in, or a government of, Eastern Europe or Russia, if the Sub-advisor believes the potential return justifies the risk. To the extent any securities issued by companies in Eastern Europe and Russia are considered illiquid, the Portfolio will be required to include such securities within its 15% restriction on investing in illiquid securities.

          In addition to the investments described in the Trust's Prospectus, the Portfolio may invest in the following:


     Writing Covered Call Options. The Portfolio may write (sell) "covered" call options and purchase options to close out options previously written by the Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.


          The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies. In order to comply with the requirements of the securities or currencies laws in several states, the Portfolio will not write a covered call option if, as a result, the aggregate market value of all Portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio reserves the right to increase this percentage. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency, The Portfolio does not consider a security or currency covered by a call "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.


     The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the average of the latest bid and asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.


          Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

          The Portfolio will effect closing transactions in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

          Writing Covered Put Options. Although the Portfolio has no current intention in the foreseeable future of writing American or European style covered put options and purchasing put options to close out options previously written by the Portfolio, the Portfolio reserves the right to do so.

          The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" options at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where Sub-advisor wishes to purchase the underlying security or currency for the Portfolio's portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies. In order to comply with the requirements of several states, the Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio reserves the right to increase this percentage. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates. For a discussion of certain risks involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          Purchasing Put Options. The Portfolio may purchase American or European style put options. As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

          To the extent required by the laws of certain states, the Portfolio may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio may commit more than 5% of its assets to premiums when purchasing call and put options. The premium paid by the Portfolio when purchasing a put option will be recorded as an asset of the Portfolio. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

          Purchasing Call Options. The Portfolio may purchase American or European style call options. As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

          To the extent required by the laws of certain states, the Portfolio may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio may commit more than 5% of its assets to premiums when purchasing call and put options. The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.


          Dealer Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

          Futures Contracts.


     Transactions in Futures. The Portfolio may enter into financial futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts"); however, the Portfolio has no current intention of entering into interest rate futures. The Portfolio, however, reserves the right to trade in financial futures of any kind.

          Stock index futures contracts may be used to attempt to provide a hedge for a portion of the Portfolio's portfolio, as a cash management tool, or as an efficient way for Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Portfolio may, however, purchase or sell futures contracts with respect to any stock index whose movements will, in its judgment, have a significant correlation with movements in the prices of all or portions of the Portfolio's portfolio securities.

          Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

          The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas.

          For a discussion of futures transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                   Regulatory Limitations. The Portfolio will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

          The Portfolio may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

          The Portfolio's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolio, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Portfolio's custodian to cover the position, or alternative cover will be employed.

          In addition, CFTC regulations may impose limitations on the Portfolio's ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Portfolio would comply with such new restrictions.


          Options on Futures Contracts. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by Price-Fleming International, Inc. or T. Rowe Price Associates, Inc. Such aggregated orders would be allocated among the Portfolio and such other portfolios in a fair and non-discriminatory manner.


                   Risks of Transactions in Options on Futures Contracts. See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in options and futures contracts.

          Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in financial futures or option transactions other than those described above, it reserves the right to do so. Such futures or options trading might involve risks which differ from those involved in the futures and options described above.

          Foreign Futures and Options. The Portfolio is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio will generally enter into forward foreign currency exchange contracts under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security.


         Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Other than as set forth above, and immediately below, the Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities) provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.


         At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         For an additional discussion of certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          Federal  Tax  Treatment  of  Options,  Futures  Contracts  and Forward
Foreign Exchange Contracts. The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

          Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

          Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

          Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.


          In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Portfolio's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Portfolio may be required to defer the closing out of option, futures or foreign forward exchange contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.


          Hybrid Commodity and Security Instruments. Recently, instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Often these hybrid instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in hybrid instruments, see this Statement under "Certain Risk Factors and Investment Methods."

          Repurchase Agreements. The Portfolio may enter into repurchase agreements through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price Associates, Inc. ("T. Rowe Price") approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

          The Board of Trustees of the Trust has promulgated guidelines with respect to repurchase agreements.

          Illiquid Securities. The Portfolio may not invest in illiquid securities including repurchase agreements which do not provide for payment within seven days, if as a result, they would comprise more than 15% of the value of the Portfolio's net assets.


          Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Trust's Board of Trustees. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.


          Notwithstanding the above, the Portfolio may purchase securities which while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Sub-advisor, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, (4) and the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


          The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.


          Lending of Portfolio Securities. For the purpose of realizing additional income, the Portfolio may make secured loans of portfolio securities amounting to not more than 33 1/3% of its total assets. This policy is a "fundamental policy." Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by Sub-advisor to be of good standing and will not be made unless, in the judgment of Sub-advisor, the consideration to be earned from such loans would justify the risk.

     Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission, the Portfolio may make loans to, or borrow funds from, other mutual funds sponsored or advised by Sub-advisor or T. Rowe Price Associates, Inc. (collectively, "Price Portfolios"). The Portfolio has no current intention of engaging in these practices at this time.

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the T. Rowe Price International Equity Portfolio. As a matter of operating policy which can be changed without shareholder approval, the Portfolio may not:

1. Purchase additional securities when money borrowed exceeds 5% of the Portfolio's total assets.

2. Invest in companies for the purpose of exercising management or control;


3. Purchase illiquid securities and securities of unseasoned issuers if, as a result, more than 15% of its net assets would be invested in such securities, provided that the Portfolio will not invest more than 10% of its total assets in restricted securities and not more than 5% of its total assets in securities of unseasoned issuers. Securities eligible for resale under Rule 144A of the Securities Act of 1933 are not included in the 10% limitation but are subject to the 15% limitation;


4. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law. Duplicate fees may result from such purchases;

5. Purchase participations or other direct interests in or enter into leases with respect to oil, gas, other mineral exploration or development programs;

6. Invest in puts, calls, straddles, spreads, or any combination thereof to the extent permitted by the Prospectus and this Statement;

7. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of Portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts and other permissible investments;

8. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as a security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

9. Purchase a security (other than obligations issued or guaranteed by the U.S., and foreign, state or local government, their agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer); provided, however, that this restriction does not apply to the purchase of securities of pooled investment vehicles or mortgage- or asset-backed securities;

10. Effect short sales of securities;

11. Invest in warrants if, as a result thereof, more than 2% of the value of the total assets of the Portfolio would be invested in warrants which are not listed on the New York Stock Exchange, the American Stock Exchange, or a recognized foreign exchange, or more than 5% of the value of the total assets of the Portfolio would be invested in warrants whether or not so listed. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market and warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value;

12. Purchase or retain the securities of any issuer if, to the knowledge of the Trust's management, those officers and directors of the Trust and of the Investment Manager, who each own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;


13. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Portfolio's net assets.

         Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the Portfolio may, as a fundamental policy, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Investment Manager. The Investment Manager will not approve such investment unless: (a) the Investment Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the Participating Insurance Companies that it intends to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor for the Portfolio has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive relief under the provisions of the Investment Company Act of 1940 (the "1940 Act"), or other such relief as may be necessary under the then governing rules and regulations of the 1940 Act, regarding investments in such investment companies.


          In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment portfolios to permit indirect foreign investment in such securities. For tax purposes these portfolios may be known as Passive Foreign Investment Companies. The Portfolio is subject to certain percentage limitations under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Portfolio's total assets may be invested in such securities.

T. Rowe Price Natural Resources Portfolio:

Investment Policies:


         The Portfolio will normally have primarily all of its assets in equity securities (e.g., common stocks). This portion of the Portfolio's assets will be subject to all of the risks of investing in the stock market. There is risk in all investment. The value of the portfolio securities of the Portfolio will fluctuate based upon market conditions. Although the Portfolio seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk.


     Fixed Income Securities. The fixed income securities in which the Portfolio may invest include, but are not limited to, those described below.

     U.S. Government Obligations. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

     U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

     Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Portfolio may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

         Short-Term Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

     Commercial Paper. Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

     Foreign   Government   Securities.   Issued  or  guaranteed  by  a  foreign
government, province, instrumentality, political subdivision or similar unit thereof.

     Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

         The   Portfolio   may  also  invest  in  the   securities   of  certain
supranational entities, such as the International Development Bank.

         Debt Obligations Although primarily all of the Portfolio's assets are invested in common stocks, the Portfolio may invest in convertible securities, corporate debt securities and preferred stocks. See this Statement under "Certain Risk Factors and Investment Methods," for a discussion of debt obligations.

         The Portfolio's investment program permits it to purchase below investment grade securities. Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default -- that is, the nonpayment of interest and principal by the issuer than higher quality investments. Such securities are also subject to special risks, discussed below. Although the Portfolio seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

         After purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.

         Risks of Low-rated Debt Securities. The Portfolio may invest in low quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent the Portfolio invests in such bonds, achievement of its investment objective will be more dependent on Sub-advisor's credit analysis than would be the case if the Portfolio was investing in higher quality bonds. For a discussion of the special risks involved in low-rated bonds, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized Mortgage Obligations (CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

         For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Mortgage-Backed Securities. Mortgage-backed securities are securities representing interest in a pool of mortgages. After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, the Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies continued in the Trust's Prospectus.

         For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Asset-Backed Securities. The Portfolio may invest a portion of its assets in debt obligations known as asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile Receivable Securities. The Portfolio may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities").

                  Credit Card Receivable Securities. The Portfolio may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets. The Sub-advisor anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. The Portfolio may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies. For a discussion of these securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stripped Agency Mortgage-Backed Securities. Stripped Agency Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

         The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

         The Portfolio will treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Portfolio's net assets. Sub-advisor will determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO. The Portfolio will treat non-government-issued IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the Securities and Exchange Commission modifies its position.

         Writing Covered Call Options. The Portfolio may write (sell) American or European style "covered" call options and purchase options to close out options previously written by a Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in Sub-advisor is opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

         The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency. The Portfolio does not consider a security or currency covered by a call to be "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

         Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

         The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

         The Portfolio will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.


         Writing Covered Put Options. The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio.


         The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

         The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

         Purchasing Put Options. The Portfolio may purchase American or European style put options. As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

         To the extent required by the laws of certain states, the Portfolio may not be permitted to commit more than 5% of its assets to premiums when purchasing put and call options. Should these state laws change or should the Portfolio obtain a waiver of its application, the Portfolio may commit more than 5% of its assets to premiums when purchasing call and put options. The premium paid by the Portfolio when purchasing a put option will be recorded as an asset of the Portfolio. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.


         Purchasing Call Options. The Portfolio may purchase American or European style call options. As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided in this Statement under "Certain Risk Factors and Investment Methods."


         To the extent required by the laws of certain states, the Portfolio may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Portfolio obtain a waiver of its application, the Portfolio may commit more than 5% of its assets to premiums when purchasing call and put options. The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.


         Dealer (Over-the-Counter) Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction. For a discussion of dealer options, see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions in Futures. The Portfolio may enter into futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts"). The Portfolio may also enter into futures on commodities related to the types of companies in which it invests, such as oil and gold futures. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.


         Stock index futures contracts may be used to attempt to hedge a portion of the Portfolio, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Portfolio may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Portfolio successfully, the Portfolio must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

         Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London, at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo, at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas.

                  Regulatory Limitations. The Portfolio will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC and applicable state law.

         The Portfolio may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those positions would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Trustees of the Trust without a shareholder vote and does not limit the percentage of the Portfolio's assets at risk to 5%.


         The Portfolio's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Portfolio, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Portfolio's custodian to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or identified accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.


         If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Portfolio would comply with such new restrictions.


         Options on Futures Contracts. The Portfolio may purchase and sell options on the same types of futures in which it may invest. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other
T. Rowe Price Portfolios. Such aggregated orders would be allocated among the Portfolio and the other T. Rowe Price Portfolios in a fair and non-discriminatory manner.


                  Special Risks of Transactions in Options on Future Contracts. See this Statement and Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks in options and future contracts.


         Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.


         Foreign Futures and Options. The Portfolio is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Foreign Securities. The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers. For an additional discussion of certain risks involved in investing in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Risk Factors of Foreign Investing. There are special risks in foreign investing. Certain of these risks are inherent in any international mutual Portfolio while others relate more to the countries in which the Portfolio will invest. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe and the Middle East.

         Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


         The Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Portfolio's use of such contracts would include, but not be limited to, the following:

         First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security.

         Second, when the Sub-advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         The Portfolio may enter into forward contacts for any other purpose consistent with the Portfolio's investment objective and policies. However, the Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio's holdings of liquid, high-grade debt securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

         At the maturity of a forward contract, the Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. For a discussion of certain risk factors involved in foreign currency transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.


         Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Portfolio's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Portfolio may be required to defer the closing out of option, futures or foreign forward exchange contracts) beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.


         Illiquid or Restricted Securities. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

         Notwithstanding the above, the Portfolio may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Sub-advisor under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchases,
(3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         Hybrid Instruments. Hybrid Instruments have been developed and combine the elements of futures contracts, options or other financial instruments with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in investing in hybrid instruments see this statement under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. The Portfolio may enter into a repurchase agreement through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on Sub-advisor's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by Sub-advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book- entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


         The Board of Trustees of the Trust has promulgated guidelines with respect to repurchase agreements.

         Reverse Repurchase Agreements. Although the Portfolio has no current intention, in the foreseeable future, of engaging in reverse repurchase agreements, the Portfolio reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a Portfolio is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Portfolio.


     Warrants. The Portfolio may acquire warrants. For a discussion of risks involved therein, see this Statement under "Certain Risk Factor and Investment Methods."


         Lending of Portfolio Securities. Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Sub-advisor to be of good standing and will not be made unless, in the judgment of Sub-advisor, the consideration to be earned from such loans would justify the risk.


         Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission and certain state regulatory agencies, the Portfolio may make loans to, or borrow funds from, other mutual funds sponsored or advised by Sub-advisor or Rowe Price-Fleming International, Inc.(collectively, "Price Portfolio"). The Portfolio has no current intention of engaging in these practices at this time.

         When-Issued Securities and Forward Commitment Contracts. The Portfolio may purchase securities on a "when-issued" or delayed delivery basis and may purchase securities on a forward commitment basis. Any or all of the Portfolio's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. The Portfolio will cover these securities by maintaining cash and/or liquid, high-grade debt securities with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. For a discussion of these securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the T. Rowe Price Natural Resources Portfolio. As a matter of operating policy, which can be changed without shareholder approval, the Portfolio may not:


     1. Purchase additional securities when money borrowed exceeds 5% of its total assets;

     2. Invest in companies for the purpose of exercising management or control;

     3. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Portfolio's net asset value;


     4. Purchase illiquid securities and securities of unseasoned issuers if, as a result, more than 15% of its net assets would be invested in such securities, provided that the Portfolio will not invest more than 10% of its total assets in restricted securities and not more than 5% of its total assets in securities of unseasoned issuers. Securities eligible for resale under Rule 144A of the Securities Act of 1933 are not included in the 10% limitation but are subject to the 15% limitation;


     5. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law. Duplicate fees may result from such purchases;


     6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;


     7. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

     8. Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, or other mineral exploration or development programs;


     9. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Prospectus and this Statement;


    10. Purchase or retain the securities of any issuer if those officers and directors of the Portfolio, and of its investment manager, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;

    11.      Effect short sales of securities;

    12. Purchase a security (other than obligations issued or guaranteed by the U.S., any foreign, state or local government, their agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer). This restriction does not apply to securities of pooled investment vehicles or mortgage- or asset-backed securities; or


    13. Invest in warrants if, as a result thereof, more than 2% of the value of the net assets of the Portfolio would be invested in warrants which are not listed on the New York Stock Exchange, the American Stock Exchange, or a recognized foreign exchange, or more than 5% of the value of the net assets of the Portfolio would be invested in warrants whether or not so listed. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market and warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

[T. Rowe Price International Bond Portfolio:]

Investment Objective: The T. Rowe Price International Bond Portfolio's objective is to provide high current income and capital appreciation by investing in high-quality, non dollar-denominated government and corporate bonds outside the United States. The Portfolio also seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The Portfolio's investments may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or bank holding company debt securities and other debt securities including those convertible into common stock. The Portfolio will invest at least 65% of its assets in high-quality bonds but may invest up to 20% of assets in below investment-grade, high-risk bonds, including bonds in default or those with the lowest rating.

          Sub-advisor regularly analyzes a broad range of international equity and fixed income markets in order to assess the degree of risk and level of return that can be expected from each market. Of course, there can be no assurance that Sub-advisor's forecasts of expected return will be reflected in the actual returns achieved by the Portfolio.

         The Portfolio's share price will fluctuate with market, economic and foreign exchange conditions, and your investment may be worth more or less when redeemed than when purchased. The Portfolio should not be relied upon as a complete investment program, nor used to play short-term swings in the global bond or foreign exchange markets. The Portfolio is subject to risks unique to international investing.

Investment Policies:

     Risk Factors of Foreign Investing. There are special risks in investing in the Portfolio. Certain of these risks are inherent in any international mutual fund others relate more to the countries in which the Portfolio will invest. Many of the risks are more pronounced for investments in developing or emerging countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

          Investors should understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Portfolio, and there can be no assurance that the Portfolio's investment policies will be successful, or that its investment objective will be attained. The Portfolio is designed for individual and institutional investors seeking to diversify beyond the United States in an actively researched and managed portfolio, and is intended for long-term investors who can accept the risks entailed in investment in foreign securities. For a discussion of certain risks involved in foreign investing see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          The Portfolio will invest in securities denominated in currencies specified elsewhere herein.

          It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanged located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market.

          The Portfolio may invest in investment portfolios which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Portfolio's investment in these portfolios is subject to the provisions of the 1940 Act discussed below. If the Portfolio invests in such investment portfolios, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment portfolios. In addition, the securities of these investment portfolios may trade at a premium over their net asset value.

          Apart from the matters described herein, the Portfolio is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Portfolio as described in the Trust's Prospectus and this Statement. It should be noted, however, that this situation could change at any time.

          The Portfolio may invest in companies located in Eastern Europe, Russia or certain Latin American countries. The Portfolio will only invest in a company located in, or a government of, Eastern Europe, Russia or Latin America, if the Sub-advisor believes the potential return justifies the risk.

          In addition to the investments described in the Trust's Prospectus, the Portfolio may invest in the following:

     Writing Covered Call Options. The Portfolio may write (sell) "covered" call options and purchase options to close out options previously written by the Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

          The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies. In order to comply with the requirements of the securities or currencies laws in several states, the Portfolio will not write a covered call option if, as a result, the aggregate market value of all Portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio reserves the right to increase this percentage. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency, The Portfolio does not consider a security or currency covered by a call "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

     The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the average of the latest bid and asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

          Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

          The Portfolio will effect closing transactions in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

          Writing Covered Put Options. Although the Portfolio has no current intention in the foreseeable future of writing American or European style covered put options and purchasing put options to close out options previously written by the Portfolio, the Portfolio reserves the right to do so.

          The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" options at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where Sub-advisor wishes to purchase the underlying security or currency for the Portfolio's portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies. In order to comply with the requirements of several states, the Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio reserves the right to increase this percentage. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates. For a discussion of certain risks involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          Purchasing Put Options. The Portfolio may purchase American or European style put options. As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

          To the extent required by the laws of certain states, the Portfolio may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio may commit more than 5% of its assets to premiums when purchasing call and put options. The premium paid by the Portfolio when purchasing a put option will be recorded as an asset of the Portfolio. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

          Purchasing Call Options. The Portfolio may purchase American or European style call options. As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

          To the extent required by the laws of certain states, the Portfolio may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio may commit more than 5% of its assets to premiums when purchasing call and put options. The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

          Dealer Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

          Futures Contracts.

                   Transactions in Futures. The Portfolio may enter into financial futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts"); however, the Portfolio has no current intention of entering into interest rate futures. The Portfolio, however, reserves the right to trade in financial futures of any kind.

          Stock index futures contracts may be used to attempt to provide a hedge for a portion of the Portfolio's portfolio, as a cash management tool, or as an efficient way for Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Portfolio may, however, purchase or sell futures contracts with respect to any stock index whose movements will, in its judgment, have a significant correlation with movements in the prices of all or portions of the Portfolio's portfolio securities.

          Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

          The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas.

          For a discussion of futures transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                   Regulatory Limitations. The Portfolio will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

          The Portfolio may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

          The Portfolio's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolio, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Portfolio's custodian to cover the position, or alternative cover will be employed.

          In addition, CFTC regulations may impose limitations on the Portfolio's ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Portfolio would comply with such new restrictions.

          Options on Futures Contracts. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by Price-Fleming International, Inc. or T. Rowe Price Associates, Inc. Such aggregated orders would be allocated among the Portfolio and such other portfolios in a fair and non-discriminatory manner.

                   Risks of Transactions in Options on Futures Contracts. See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in options and futures contracts.

          Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in financial futures or option transactions other than those described above, it reserves the right to do so. Such futures or options trading might involve risks which differ from those involved in the futures and options described above.

          Foreign Futures and Options. The Portfolio is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio will generally enter into forward foreign currency exchange contracts under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security.

         Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Other than as set forth above, and immediately below, the Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities) provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         For an additional discussion of certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Portfolio may enter into certain options, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

          Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

          Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

          Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

          In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Portfolio's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Portfolio may be required to defer the closing out of option, futures or foreign forward exchange contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

          Hybrid Commodity and Security Instruments. Recently, instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Often these hybrid instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in hybrid instruments, see this Statement under "Certain Risk Factors and Investment Methods."

          Repurchase Agreements. The Portfolio may enter into repurchase agreements through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price Associates, Inc. ("T. Rowe Price") approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         The Board of Trustees of the Trust has promulgated guidelines with respect to repurchase agreements.

         Illiquid or Restricted Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in illiquid securities. The Portfolio may invest in illiquid securities, including restricted securities and repurchase agreements which do not provide for payment within seven days, but will not acquire such securities if, as a result, they would comprise more than 15% of the value of the Portfolio's net assets.

         Restricted   securities  may  be  sold  only  in  privately  negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Trust's Board of Trustees. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

         Notwithstanding the above, the Portfolio may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Sub-advisor, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchases, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         Debt Securities. The Portfolio's investment program permits it to purchase below investment grade securities. Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default -- that is, the nonpayment of interest and principal by the issuer than higher quality investments. Such securities are also subject to special risks, discussed below. Although the Portfolio seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

         After purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. The Portfolio may invest up to 20% of its total assets in securities rated below BBB or Baa, including bonds in default or those with the lowest rating. See the Appendix to this Statement for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

         High Yield, High Risk Securities. Below investment grade securities (rated below Baa by Moody's and below BBB by S&P) or unrated securities of equivalent quality in the Sub-advisor's judgment, carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities.

         For an additional discussion of certain risks involved in investing in lower rated debt securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Zero Coupon Securities. The Portfolio may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. For a discussion of Zero Coupon Securities and the risks associated therein, see this Statement under "Certain Risk Factors and Investment Methods."

          Lending of Portfolio Securities. For the purpose of realizing additional income, the Portfolio may make secured loans of portfolio securities amounting to not more than 33 1/3% of its total assets. This policy is a "fundamental policy." Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by Sub-advisor to be of good standing and will not be made unless, in the judgment of Sub-advisor, the consideration to be earned from such loans would justify the risk.

     Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission, the Portfolio may make loans to, or borrow funds from, other mutual funds sponsored or advised by Sub-advisor or T. Rowe Price Associates, Inc. (collectively, "Price Portfolios"). The Portfolio has no current intention of engaging in these practices at this time.

     Investment Restrictions Which May Be Changed Without Shareholder Approval. The following investment restrictions are not "fundamental" and apply only to the T. Rowe Price International Bond Portfolio. As a matter of nonfundamental policy which may be changed without shareholder approval, the Portfolio may not:

1. Pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

2. Purchase securities on margin, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions and except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

3. Purchase illiquid securities and securities of unseasoned issuers if, as a result, more than 15% of its net assets would be invested in such securities;

4. Purchase securities of any issuer with a record of less than three years continuous operations, including predecessors, except U.S. Government securities, and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of the Portfolio in all such issues to exceed 5% of the total assets of the Portfolio taken at market value;

5. Buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Portfolio's net assets;

6. Enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Portfolio and the premiums paid for options on futures contracts does not exceed 5% of the Portfolio's total assets, provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

7. Invest in oil, gas or other mineral leases, or exploration or development programs (although it may invest in issuers which own or invest in such interests);

8. Purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 5% of the value of the Portfolio's total net assets or more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges or on a recognized foreign exchange (for this purpose, warrants attached to securities will be deemed to have no value);

9. Make securities loans if the value of such securities loaned exceeds 30% of the value of the Portfolio's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. The Portfolio has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Portfolio's total assets; or

10.  Purchase or sell real estate limited partnership interests.

11. Purchase securities which are not bonds denominated in foreign currency ("international bonds") if, immediately after such purchase, less than 65% of its total assets would be invested in international bonds, except that for temporary defensive purposes the Portfolio may purchase securities which are not international bonds without limitation;

12. Borrow money in excess of 5% of its total assets (taken at market value) or borrow other than from banks; however, in the case of reverse repurchase agreements, the Portfolio may invest in such agreements with other than banks subject to total asset coverage of 300% for such agreements and all borrowings;

13. Invest more than 20% of its total assets in below investment grade, high-risk bonds, including bonds in default or those with the lowest rating;

14. Invest in companies for the purpose of exercising management or control;

15. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law;

16. Purchase or retain the securities of any issuer if those officers and directors of the Portfolio, and of the Sub-advisor, who each own beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; or

17.      Effect short sales of securities.

         In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes these funds may be known as Passive Foreign Investment Companies. The Portfolio is subject to certain percentage limitations under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Portfolio's total assets may be invested in such securities.

         Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Portfolio's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

         If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of Portfolio's assets will not be considered a violation of the restriction.


Founders Capital Appreciation Portfolio:

Investment Policies:

         Options On Stock Indices and Stocks. For a discussion of options on stock indices and stocks and certain risks involved therein, see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

         Transactions in options are subject to limitations, established by each of the exchanges upon which options are traded, governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are held in one or more accounts. Thus, the number of options the Portfolio may hold may be affected by options held by other advisory clients of the Sub-advisor. As of the date of this Statement, the Sub-advisor believes that these limitations will not affect the purchase of stock index options by the Portfolio.

         As indicated, the Portfolio may purchase options on stock indices. A call option on a stock index gives a Purchaser the right to buy, and a put option on a stock index gives a purchaser the right to sell, a designated number of shares of the underlying instrument (the stock index) at the option exercise price. The Portfolio purchases put options on stock indices to protect the Portfolio against decline in value. The Portfolio purchases call options on stock indices to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on stock indices also permits greater time for evaluation of investment alternatives. When the Sub-advisor believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on stock indices may eliminate the need to sell less liquid stocks and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Portfolio. Any gain in the price of a call option is likely to be offset by higher prices the Portfolio must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option is likely to be offset by lower prices of stocks owned by the Portfolio.

         The Portfolio may purchase only those put and call options that are listed on a domestic exchange or quoted on the automatic quotation system of the National Association of Securities Dealers ("NASDAQ"). Options traded on stock exchanges are either broadly based, such as the Standard & Poor's 500 Stock Index and 100 Stock Index, or involve stocks in a designated industry or group of industries. The Portfolio may utilize either broadly based or market segment indices in seeking a better correlation between the indices and its portfolio.

         The value of a stock index option depends upon movements in the level of the stock index rather than the price of a particular stock. Whether the Portfolio will realize a gain or a loss from its option activities depends upon movements in the level of stock prices generally or in an industry or market segment, rather than movements in the price of a particular stock. Purchasing call and put options on stock indices involves the risk that the Sub-advisor may be incorrect in its expectations as to the extent of the various stock market movements or the time within which the options are based. To compensate for this imperfect correlation, the Portfolio may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the stock index.

         Futures Contracts. The Portfolio may enter into futures contracts (or options thereon) for hedging purposes. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm which is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

         The acquisition or sale of a futures contract could occur, for example, if the Portfolio held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Portfolio could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Portfolio and thereby prevent the Portfolio's net asset value from declining as much as it otherwise would have. The Portfolio also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique would allow the Portfolio to maintain a defensive position without having to sell portfolio securities.

         Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, the Portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could buy equity securities on the cash market.

         The Portfolio may also enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

         Futures contracts entail risks. Although the Sub-advisor believes that use of such contracts could benefit the Portfolio, if the Sub-advisor's investment judgment were incorrect, the Portfolio's overall performance could be worse than if the Portfolio had not entered into futures contracts. For example, if the Portfolio hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increased instead, the Portfolio would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Portfolio's futures positions. In addition, if the Portfolio had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements. Those sales could be at increased prices which reflect the rising market and could occur at a time when the sales would be disadvantageous to the Portfolio. For a discussion of certain risks involved in futures contracts, see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized profits and losses on options entered into. In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%. In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put. The Portfolio may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes. As to long positions which are used as part of the Portfolio's strategies and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Portfolio's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

         Unlike the situation in which the Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Instead, the Portfolio is required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Portfolio may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Portfolio, there was a general increase in interest rates, thereby making the Portfolio's securities less valuable. In all instances involving the purchase of financial futures contracts by the Portfolio, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the future contracts, will be deposited in a segregated account with the Portfolio's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Portfolio may elect to close its position by taking an opposite position which will operate to terminate the Portfolio's position in the futures contract.

         Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of seven days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, the Portfolio would not promptly be able to liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its futures positions also could be impaired.

         Options on Futures Contracts. The Portfolio may purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

         A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Foreign Currencies" below. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Portfolio is not fully invested it could buy a call option on a futures contract to hedge against a market advance.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio would be able to buy a put option on a futures contract to hedge its portfolio against the risk of falling prices.

         The amount of risk the Portfolio would assume if it bought an option on a futures contract would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

         Options on Foreign Currencies. The Portfolio may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated would reduce the U.S. dollar value of such securities, even if their value in the foreign currency remained constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio could buy put options on the foreign currency. If the value of the currency declines, the Portfolio would have the right to sell such currency for a fixed amount in U.S. dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted. Conversely, when a rise is projected in the U.S. dollar value of a currency in which securities to be acquired are denominated, thereby increasing the cost of such securities, the Portfolio could buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

         Risk Factors of Investing in Futures and Options. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, and options on securities indices, securities, and foreign currencies draws upon skills and experience which are different from those needed to select the other instruments in which the Portfolio invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Portfolio may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Portfolio as the possible loss of the entire premium paid for an option bought by the Portfolio, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Portfolio will be able to use those instruments effectively for the purposes set forth above.

         In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be affected adversely by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

         For an additional discussion of certain risks involved in futures and options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Foreign Securities. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments. For a discussion of the risks involved in foreign investments, see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

         Forward Contracts For Purchase or Sale of Foreign Currencies. The Portfolio generally will conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When the Portfolio purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, the Portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

         Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar the Portfolio may each enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of those Portfolio securities denominated in such foreign currency. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. The custodian will place cash or high grade liquid debt securities in a separate account with the custodian of the Portfolio in an amount equal to the value of its total assets committed to the consummation of forward contracts entered into under the above circumstances. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts.

         At the consummation of a forward contract for delivery by the Portfolio of a foreign currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other Portfolio assets into such currency. It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         Dealings in forward contracts by the Portfolio will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of protecting the value of the Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

         Illiquid Securities. As discussed in the Trust's Prospectus, the Portfolio may invest up to 15% of the value of its total assets, measured at the time of investment, in investments which are not readily marketable. The Portfolio may also invest up to 5% of the value of its assets in restricted securities. Restricted securities are securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933. Other types of illiquid securities are securities which may be subject to other types of resale restrictions or which, due to their market or the nature of the security, have no readily available markets for their disposition. The Portfolio may invest in Rule 144A securities which, as disclosed in the Prospectus, may or may not be readily marketable. These limitations on resale and marketability may have the effect of preventing the Portfolio from disposing of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Portfolio might have to bear the expense and incur the delays associated with effecting registration. In purchasing illiquid securities, the Portfolio does not intend to engage in underwriting activities, except to the extent the Portfolio may be deemed to be a statutory underwriter under the Securities Act in disposing of such securities. Illiquid securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies. For an additional discussion of illiquid or restricted securities, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         Low-rated and Unrated Fixed Income Securities. The Portfolio may invest up to 5% of its assets in convertible securities and preferred stocks which are unrated or are rated below investment grade either at the time of purchase or as a result of reduction in rating after purchase. Investment in lower-rated or unrated securities is generally considered to be high risk investment. These debt securities are generally subject to two kinds of risk, credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") provide a generally useful guide as to such credit risk. The Appendix to this Statement provides a description of such debt security ratings. The lower the rating given a security by a rating service, the greater the credit risk such rating service perceives to exist with respect to the security. Increasing the amount of the Portfolio's assets invested in unrated or lower grade securities, while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

         Market risk relates to the fact that the market values of debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium and lower rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics. In order to decrease the risk in investing in debt securities, in no event will the Portfolio ever invest in a debt security rated below B by Moody's or by S&P. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Portfolio from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

         Because investment in medium and lower rated securities involves both greater credit risk and market risk, achievement of the Portfolio's investment objectives may be more dependent on the Sub-advisor's own credit analysis than is the case for funds that do not invest in such securities. In addition, the share price and yield of the Portfolio may fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower rated securities experiencing increased financial stress, which would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield, high risk debt securities has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield debt securities to Portfolio highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect the Portfolio's net asset value. Finally, while the Sub-advisor attempts to limit purchases of medium and lower rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of the Portfolio to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations. The Portfolio does not invest in any medium and lower rated securities which present special tax consequences, such as zero coupon bonds or pay-in-kind bonds.

         The Sub-advisor seeks to reduce the overall risks associated with the Portfolio's investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Portfolio will achieve its investment objectives.

         For an additional discussion of the certain risks involved in low-rated or unrated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable only to the Founders Capital Appreciation Portfolio. As a matter of operating policy, which may be changed by the Trustees without shareholder approval, the Portfolio will not:


1. Invest in interests in oil, gas or other mineral exploration or development programs or leases, although the Portfolio may invest in the securities of issuers which invest in or sponsor such programs or leases.

2. Invest more than 15% of the market value of its assets in securities which are not readily marketable, including repurchase agreements maturing in over seven days and foreign securities not listed on a recognized foreign or domestic exchange.

3. Participate in any joint trading account.

4. Purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.

5. Invest more than 5% of the market value of its assets in securities of companies which with their predecessors have a continuous operating record of less than three years.

6. Purchase securities of other investment companies, except that the Portfolio may purchase such securities in the open market where no commission or profit to a sponsor or dealer other than the customary broker's commission results from such purchase, and in no event in excess of 10% of the value of the Portfolio's assets, and except in connection with a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation.

7. Acquire or retain the securities of any issuer if any officer or director of the Sub-advisor owns beneficially more than one-half of 1% of the issuer's outstanding securities and the aggregate owned by such persons exceeds 5% of such securities.

8. Invest in companies for the purpose of exercising control or management.

9. Pledge, mortgage or hypothecate its assets except to secure permitted borrowings, and then only in an amount up to 15% of the value of the Portfolio's net assets taken at the lower of cost or market value at the time of such borrowings.

10. Invest more than 5% of the market value of its assets in restricted securities.

11. Purchase warrants, valued at the lower of cost or market, in excess of 5% of total assets, except that the purchase of warrants not listed on the New York or American Stock Exchanges is limited to 2% of total net assets.

12. Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in securities of that issuer.

INVESCO Equity Income Portfolio:

Investment Objective: The INVESCO Equity Income Portfolio seeks high current income while following sound investment practices. The Portfolio will pursue this objective by investing its assets in securities which will provide a relatively high-yield and stable return and which, over a period of years, may also provide capital appreciation. Capital growth potential is a secondary factor in the selection of portfolio securities. The Portfolio invests in common stocks, as well as convertible bonds and preferred stocks.

Investment Policies: In pursuing its investment objective, the Portfolio will endeavor to select and purchase securities providing reasonably secure dividend or interest income. Sometimes warrants are acquired when offered with income-producing securities, but the warrants are disposed of at the first favorable opportunity. Acquiring warrants involves a risk that the Portfolio will lose the premium it pays to acquire warrants if the Portfolio does not exercise a warrant before it expires. The major portion of the investment portfolio normally consists of common stocks, convertible bonds and debentures, and preferred stocks; however, there may also be substantial holdings of debt securities, including non-investment grade and unrated debt securities.

         As discussed in the section of the Trust's Prospectus entitled "Investment Objective and Policies," the debt securities in which the Portfolio invests are generally subject to two kinds of risk, credit risk and market risk. The ratings given a debt security by Moody's and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. The lower the rating given a debt security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of Portfolio assets invested in unrated or lower grade (Ba or less by Moody's, BB or less by S&P) debt securities, while intended to increase the yield produced by the Portfolio's debt securities, will also increase the credit risk to which those debt securities are subject.

         Lower rated debt securities and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated debt securities and may have speculative characteristics. Although the Portfolio may invest in debt securities assigned lower grade ratings by S&P or Moody's, the Portfolio's investments have generally been limited to debt securities rated B or higher by either S&P or Moody's. Debt securities rated lower than B by either S&P or Moody's may be highly speculative. The Sub-advisor intends to limit such Portfolio investments to debt securities which are not believed by the Sub-advisor to be highly speculative and which are rated at least CCC or Caa, respectively, by S&P or Moody's. In addition, a significant economic downturn or major increase in interest rates may well result in issuers of lower rated debt securities experiencing increased financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. While the Sub-advisor attempts to limit purchases of lower rated debt securities to securities having an established retail secondary market, the market for such securities may not be as liquid as the market for higher rated debt securities.

         For an additional discussion of certain risks involved in lower rated or unrated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         As discussed in the Trust's Prospectus, the Portfolio may enter into repurchase agreements with respect to debt instruments eligible for investment by the Portfolio, with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement, and are held by the Portfolio's Custodian Bank until repurchased.

         Another  practice  in which  the  Portfolio  may  engage is to lend its securities to qualified brokers, dealers, banks, or other financial institutions. While voting rights may pass with the loaned securities, if a material event (e.g., proposed merger, sale of assets, or liquidation) is to occur affecting an investment on loan, the loan must be called and the securities voted. Loans of securities made by the Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange and the requirements of the Investment Company Act of 1940 and the Rules of the Securities and Exchange Commission thereunder.

PIMCO Total Return Bond Portfolio:

Investment Policies:

         Borrowing. The Portfolio may borrow for temporary purposes in an amount not exceeding five percent of the value of its total assets. The Portfolio also may borrow for investment purposes. Such a practice will result in leveraging of the Portfolio's assets and may cause the Portfolio to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be unsecured. The Investment Company Act of 1940 requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

         The Portfolio also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "dollar roll" transaction the Portfolio sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are "substantially identical." To be considered "substantially identical, " the securities returned to the Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar maturity: (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

         Dollar roll transactions involve the risk that the market value of the securities sold may decline below the repurchase price of those securities. The securities that are repurchased will be collateralized with different pools of mortgages with different prepayment histories, and as a result, the borrower is subject to a greater degree of prepayment related uncertainty.

         The Portfolio's obligations under a dollar roll agreement must be covered by cash or high quality debt securities equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account. To the extent that the Portfolio collateralized its obligations under a dollar roll agreement, the asset coverage requirements of the Investment Company Act of 1940 will not apply to such transactions. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Portfolio's overall limitations on investments in illiquid securities.


         Corporate Debt Securities. The Portfolio's investments in U.S. dollar-or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Portfolio, or, if unrated, are in the Sub-advisor's opinion comparable in quality to corporate debt securities in which the Portfolio may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.


         Among the corporate bonds in which the Portfolio may invest are convertible securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security and convert it to underlying common stock, or will sell the convertible security to a third party. The Portfolio generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

         Investments in securities rated below investment grade that are eligible for purchase by the Portfolio (i.e., rated B or better by Moody's or S&P) are described as "speculative" by both Moody's and S&P. Investment in lower rated corporate debt securities ("high yield securities") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield, high risk securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The price of high yield securities have been found to be less sensitive to interest-rate adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolio may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         The secondary market on which high yield, high risk securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Sub-advisor seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

         For an additional discussion of certain risks involved in lower rated debt securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Objectives."

         Participation on Creditors Committees. The Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject the Portfolio to expenses such as legal fees and may make the Portfolio an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Portfolio's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Portfolio will participate on such committees only when the Sub-advisor believes that such participation is necessary or desirable to enforce the Portfolio's rights as a creditor or to protect the value of securities held by the Portfolio.

         Mortgage-Related and Other Asset-Backed Securities. Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Portfolio may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

     Mortgage Pass-Through Securities. The Portfolio may invest in mortgage-backed securities. For an additional discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PC's") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-advisor determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Portfolio will not purchase mortgage-related securities or any other assets which in the Sub-advisor's opinion are illiquid if, as a result, more than 15% of the value of the Portfolio's total assets will be illiquid.

         Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolios' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by the Portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default that other comparable securities in the event of adverse economic, political or business developments that may affect such region and ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

         Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.


         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return or principal because of the sequential payments.


         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of the CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

         CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities -- Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, which the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments ( including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

         Other Asset-Backed Securities. Similarly, the Sub-advisor expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities may be offered to investors, including Certificates for Automobile Receivables. For a discussion of automobile receivables, see this Statement under "Certain Risk Factors and Investment Methods." Consistent with the Portfolio's investment objectives and policies, the Sub-advisor also may invest in other types of asset-backed securities.


     Foreign Securities. The Portfolio may invest in U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will limit its foreign investments to securities of issuers based in developed countries (which include Newly Industrialized Countries ("NICs") such as Mexico, Taiwan and South Korea). Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of certain risks involved in foreign investments, see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."


         The Portfolio also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see ""Derivative Instruments"), and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

         A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the tine of the contract. These contracts may be bought or sold to protect the Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or, open positions in forward contracts are covered by the segregation with the Trust's custodian of high quality short-term investments are marked to market daily. Although such contracts are intended to minimize the risk of loss due to a decline on the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.


         Brady Bonds. The Portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in several countries, including in Argentina, Bulgaria, Costa Rica, the Dominican Republic, Jordan, Mexico, Nigeria, the Philippines, Uruguay, and Venezuela. In addition, Brazil has concluded a Brady-like plan. Ecuador has reached an agreement with its lending banks, but the full consummation of Ecuador's Brady Plan is still pending. It is expected that other countries will undertake a Brady Plan in the future, including Panama, Peru, and Poland.

         Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable  interest  rate at that time and is  adjusted  at  regular  intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

         Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.


         Bank Obligations. Bank obligations in which the Portfolios invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Portfolio will not invest in fixed time deposits which
(1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other an overnight deposits) if, in the aggregate, more than 15% of its assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

         The Portfolio will limit its investments in United States bank obligations to obligation of United States bank (including foreign branches) which have more than $1 billion in total assets at the time of investment and are member of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Portfolio also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess $1 billion.

         The Portfolio will limit its investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies ( limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Sub-advisor, are of an investment quality comparable to obligations of United States banks in which the Portfolio may invest. Subject to the Portfolio's limitation on concentration of no more than 25% of its assets in the securities of issuers in particular industry, there is no limitation on the amount of the Portfolio's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.


         Derivative Instruments. In pursuing its individual objective, the Portfolio may, as described in the Prospectus, purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("future options") for hedging purposes. The Portfolio also may enter into swap agreements with respect to foreign currencies, interest rates and indexes of securities. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Portfolio may also use those instruments, provided that the Trust's Board of Trustees determines that their use is consistent with the Portfolio's investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust (i.e., that written call or put options will be "covered" or "secured" and that futures and futures options will be used only for hedging purposes).


         Options on Securities and Indexes. The Portfolio may purchase and sell both put and call options on debt or other securities or indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The Portfolio will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio. For a call option on an index, the option is covered if the Portfolio maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise ice of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is "covered" if the Portfolio maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.

         If an option written by the Portfolio expires, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

         The Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by the Portfolio is an asset of the Portfolio. The premium received for a option written by the Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For a discussion of certain risks involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Options. The Portfolio may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures Contracts and Options on Futures Contracts. The Portfolio may use interest rate, foreign currency or index futures contracts, as specified for the Portfolio in the Prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

         The Portfolio may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         To comply with applicable rules of the Commodity Futures Trading Commission under which the Trust and the Portfolio avoid being deemed a "commodity pool" or a "commodity pool operator," the Portfolio intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Portfolio's securities or the price of the securities which the Portfolio intends to purchase. The Portfolio's hedging activities may include sales of futures contracts as an offset against the effect or expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Portfolio's exposure to interest rate fluctuations, the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by the Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by the Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "market to market." Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions.

         The Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

         Limitations on Use of Futures and Futures Options. In general, the Portfolios intend to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

         When selling a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, the Portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

         When selling a put option on a futures contract, the Portfolio will maintain with its custodian (and mark-to market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

         Swap Agreements. The Portfolios may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. For a discussion of swap agreements, see the Trust's Prospectus under "Investment Objectives and Policies." The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterpart will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Portfolio's portfolio. The Portfolio will not enter into a swap agreement with any single party if the net amount owned or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

         Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Sub-advisor's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterpart. The Sub-advisor will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit the Portfolios' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission ("CFTC"). To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not exclusive, and partnerships may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individual tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         Foreign Currency Exchange-Related Securities. The Portfolio may invest in foreign currency warrants, principal exchange rate linked securities and performance indexed paper. For a description of these instruments, see this Statement under "Certain Risk Factor and Investment Methods."

         Warrants to Purchase Securities. The Portfolio may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. The Portfolio will not invest more than 5% of its net assets, valued at the lower cost or market, in warrants to purchase securities. Included within that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that rare not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities will be deemed to be without value for purposes of this restriction.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable only to the PIMCO Total Return Bond Portfolio. The following investment policies may be changed by the Trustees without shareholder approval.


         1. The Portfolio will not invest more than 15% of the assets of the Portfolio (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Portfolio has purchased, securities being used to cover options a Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in the Sub-advisor's option may be deemed illiquid.

         2. The Portfolio will not invest in a security if, as a result of such investment more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of issuers (other than issuers of Federal agency obligations) having a record, together with predecessors or unconditional guarantors, of less than three years of continuous operation.


         3. The Portfolio will not purchase securities for the Portfolio from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of the Investment Manager or of the Sub-advisor.


         4. The Portfolio will not invest more than 5% of the assets of the Portfolio (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.


PIMCO Limited Maturity Bond Portfolio:

Investment Policies:


         Borrowing. The Portfolio may borrow for temporary purposes in an amount not exceeding five percent of the value of its total assets. The Portfolio also may borrow for investment purposes. Such a practice will result in leveraging of the Portfolio's assets and may cause the Portfolio to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be unsecured. The Investment Company Act of 1940 requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio's securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


         Among the forms of borrowing in which the Portfolio may engage is the entry into reverse repurchase agreements. A reverse repurchase agreement involves the sale of the Portfolio-eligible security by the Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price. The Portfolio will maintain a segregated account with its Custodian consisting of cash, U.S. Government securities or high quality debt securities equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. To the extent that the Portfolio collateralizes its obligations under a reverse repurchase agreement, the asset coverage requirements of the Investment Company Act of 1940 will not apply.

         The Portfolio also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "dollar roll" transaction the Portfolio sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

         Dollar roll transactions involve the risk that the market value of the securities sold may decline below the repurchase price of those securities. The securities that are repurchased will be collateralized with different pools of mortgages with different prepayment histories, and as a result, the borrower is subject to a greater degree of prepayment related uncertainty.

         The Portfolio's obligations under a dollar roll agreement must be covered by cash or high quality debt securities equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account. To the extent that the Portfolio collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the Investment Company Act of 1940 will not apply to such transactions. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Portfolio's overall limitations on investments in illiquid securities.


         Corporate Debt Securities. The Portfolio's investments in U.S. dollar-or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Portfolio, or, if unrated, are in the Sub-advisor's opinion comparable in quality to corporate debt securities in which the Portfolio may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.


         Among the corporate bonds in which the Portfolio may invest are convertible securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party. The Portfolio generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

         Investments in securities rated below investment grade that are eligible for purchase by the Portfolio (i.e., rated B or better by Moody's or S&P), are described as "speculative" by both Moody's and S&P. Investment in lower rated corporate debt securities ("high yield securities") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolio may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Sub-advisor seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

         For a discussion of the risks involved in lower-rated debt securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Participation on Creditors Committees. The Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject the Portfolio to expenses such as legal fees and may make the Portfolio an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Portfolio's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Portfolio would participate on such committees only when the Adviser believed that such participation was necessary or desirable to enforce the Portfolio's rights as a creditor or to protect the value of securities held by the Portfolio.

         Mortgage-Related and Other Asset-Backed Securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Portfolio may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.


     Mortgage Pass-Through Securities. The Portfolio may invest in mortgage-backed securities. For an additional discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fixed Income Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Portfolio will purchase mortgage-related securities or any other assets which in the Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Portfolio's total assets will be illiquid.

         Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolio' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Portfolio take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by the Portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

         Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

         CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities -- Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

         Other Asset-Backed Securities. Similarly, the Sub-advisor expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities maybe offered to investors, including Certificates for Automobile Receivables. For a discussion of automobile receivables, see this Statement under "Certain Risk Factors and Investment Methods."


         Foreign Securities. The Portfolio may invest in U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Portfolio will limit its foreign investments to securities of issuers based in developed countries (which include Newly Industrialized Countries ("NICs") such as Mexico, Taiwan and South Korea). Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The Portfolio also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivative Instruments"), and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.


         A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forward contracts are covered by the segregation with the Trust's custodian of high quality short-term investments and are marked to market daily. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.


         Bank Obligations. Bank obligations in which the Portfolio invests include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Portfolio will not invest in fixed time deposits which
(1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.


         The Portfolio will limit its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Portfolio also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

         The Portfolio will limit its investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Sub-advisor, are of an investment quality comparable to obligations of United States banks in which the Portfolio may invest. Subject to the Trust's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of the Portfolio's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

         Short Sales. The Portfolio may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation that the market price of that security will decline.

         When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest on such borrowed securities.

         If the price of the security sold short increases between the time of the short sale and the time and the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.


         To the extent that the Portfolio engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. Government securities or high grade debt obligations in a segregated account. The Portfolio does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds one-third of the value of the Portfolio's net assets. This percentage may be varied by action of the Trust's Board of Trustees. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Portfolio will engage in short selling to the extent permitted by the Investment Company Act of 1940 and rules and interpretations thereunder.

         Derivative Instruments. In pursuing its objective, the Portfolio may, as described in the Prospectus, purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes. The Portfolio also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Portfolio also may enter into swap agreements with respect to foreign currencies, interest rates and indexes of securities. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Portfolio may also use those instruments, provided that the Trust's Board of Trustees determines that their use is consistent with the Portfolio's investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust (i.e., that written call or put options will be "covered" or "secured" and that futures and futures options will be used only for hedging purposes).


         Options on Securities and Indexes. The Portfolio may purchase and sell both put and call options on debt or other securities or indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The Portfolio will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio. For a call option on an index, the option is covered if the Portfolio maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is "covered" if the Portfolio maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.

         If an option written by the Portfolio expires, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

         The Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by the Portfolio is an asset of the Portfolio. The premium received for an option written by the Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For a discussion of certain risks involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Options. The Portfolio may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures Contracts and Options on Futures Contracts. The Portfolio may use interest rate, foreign currency or index futures contracts. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

         The Portfolio may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         To comply with applicable rules of the Commodity Futures Trading Commission under which the Trust and the Portfolio avoid being deemed a "commodity pool" or a "commodity pool operator," the Portfolio intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Portfolio's securities or the price of the securities which the Portfolio intends to purchase. The Portfolio's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Portfolio's exposure to interest rate fluctuations, the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by the Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by the Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Portfolio will mark to market its open futures positions.

         The Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

         Limitations on Use of Futures and Futures Options. In general, the Portfolio intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Portfolio's total net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

         When selling a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, the Portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

         When selling a put option on a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

     Risks in Futures Contracts and Related Options. For a discussion of the risks involved in futures contracts and related options, see the Trust's Prospectus and this Statement under "Certain Factors and Investment Methods."


         Swap Agreements. The Portfolio may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. For a discussion of swap agreements, see the Trust's Prospectus under "Investment Objectives and Policies." The Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Portfolio's portfolio. The Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

         Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Sub-advisor's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-advisor will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio' repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission ("CFTC"). To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.


         Foreign Currency Exchange Related Securities. The Portfolio may also invest in foreign currency warrants, principal exchange rate linked securities and performance indexed paper. For a discussion of these, see this Statement under "Certain Risk Factors and Investment Methods."


         Warrants to Purchase Securities. The Portfolio may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

         The Portfolio will not invest more than 5% of its net assets, valued at the lower of cost or market, in warrants to purchase securities. Included within that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities will be deemed to be without value for purposes of this restriction.


         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the PIMCO Limited Maturity Bond Portfolio. The following investment policies may be changed by the Trustees without shareholder approval. The Portfolio may not:

         1. Invest more than 15% of the assets of the Portfolio (taken at market value at the time of the investment) in "illiquid securities", illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that a Portfolio has purchased, securities being used to cover such options a Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in the Sub-advisor's opinion may be deemed illiquid.

         2. Invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of issuers (other than issuers of Federal agency obligations) having a record, together with predecessors or unconditional guarantors, of less than three years of continuous operation.

         3. Invest more than 5% of the assets of the Portfolio (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

         The Staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Portfolio has adopted an investment policy pursuant to which the Portfolio will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Portfolio and margin deposits on the Portfolio's existing OTC options on futures contracts exceeds 15% of the total assets of the Portfolio, taken at market value, together with all other assets of the Portfolio which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money."


AST Scudder International Bond Portfolio:

General Investment Objectives and Policies:

         The AST Scudder International Bond Portfolio's objective is to provide income primarily by investing in a managed portfolio of high-grade debt securities denominated in foreign currencies ("international bonds"). As a secondary objective, the Portfolio seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection. To achieve its objectives, the Portfolio will primarily invest in international bonds that are denominated in foreign currencies, including bonds denominated in the European Currency Unit (ECU). The Portfolio's investments may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or bank holding company debt securities and other debt securities including those convertible into common stock. The Portfolio will invest no more than 15% of its total assets in debt securities that are rated below BBB or Baa, but rated no lower than B by Standard and Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"), respectively.

Investment Policies:

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank or with any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer, if the creditworthiness of the bank or broker/dealer has been determined by the Sub-advisor to be at least as high as that of other obligations a Portfolio may purchase.

         A repurchase agreement provides a means for the Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the Portfolio acquires a debt security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be physically held by the Portfolio's custodian or in the Federal Reserve Book Entry system. For a discussion of certain risks involved in repurchase agreements, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Sub-advisor will seek to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. If the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Portfolio will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction, and such repurchase agreements involve risks similar to repurchase agreements with U.S. entities.

         The Portfolio may also enter into repurchase commitments with any party deemed creditworthy by the Sub-advisor, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which the Portfolio may purchase. Such transactions may not provide the Portfolio with collateral which is marked-to-market during the term of the commitment.

         Debt Securities. The Portfolio may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Sub-advisor. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics. The Portfolio may invest up to 15% of its total assets in securities rated below BBB or Baa, but may not invest in securities rated lower than B by Moody's and S&P or in equivalent unrated securities.


         High Yield, High Risk Securities. Below investment grade securities (rated below Baa by Moody's and below BBB by S&P) or unrated securities of equivalent quality in the Sub-advisor's judgment, carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.


         For an additional discussion of certain risks involved in investing in lower rated debt securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Zero Coupon Securities. The Portfolio may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. For a discussion of Zero Coupon Securities and the risks associated therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Convertible Securities. The Portfolio may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features. The Portfolio will limit its purchases of convertible securities to debt securities convertible into common stocks.

         The convertible securities in which a Portfolio may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.


         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"TM).


         Indexed Securities. The Portfolio may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Portfolio may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         Dollar Rolls. The Portfolio may enter into "dollar roll" transactions, which consist of the sale by the Portfolio to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while the counterparty is the holder. The Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Portfolio agrees to buy a security on a future date.

         The Portfolio will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet its purchase obligations under the transactions. The Portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

         Dollar rolls are treated for purposes of the 1940 Act as borrowings of the Portfolio because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Portfolio. For example, while the Portfolio receives a fee as consideration for agreeing to repurchase the security, the Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although the Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

         The entry into dollar rolls involves potential risks of loss which are different from those of the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Portfolio is able to purchase them. Similarly, the Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Portfolio, the security which the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

         The Board of Trustees may adopt guidelines to ensure that those securities received are substantially identical to those sold. To reduce the risk of default, the Portfolio will engage in such transactions only with banks and broker-dealers selected pursuant to such guidelines.

         Strategic Transactions and Derivatives. The Portfolio may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of the fixed-income securities in the Portfolio, or to enhance potential gain. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing these investment strategies, the Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Portfolio's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Sub-advisor's ability to predict pertinent market movements, which cannot be assured. the Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

         Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Sub-advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. For a discussion of options and futures and certain risks associated therewith, see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Portfolio must be "covered" (i.e., the Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though Portfolio will receive the option premium to help protect it against loss, a call sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Portfolio to hold a security or instrument which it might otherwise have sold.

         The Portfolio may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Portfolio will not sell put options if, as a result, more than 50% of the Portfolio's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

         Futures. The Portfolio may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. For a discussion of futures contracts and related options and certain risks associated therewith, see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If the Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

         The Portfolio will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

         Options on Securities Indices and Other Financial Indices. The Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. For a discussion of such options and certain risks associated therewith, see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

         Currency Transactions. The Portfolio may engage in currency transactions with securities dealers, financial institutions or other parties ("Counterparties") in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Sub-advisor.

         The Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         The Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging and cross-hedging as described below.

         The Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which Portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated with a currency or currencies in which some or all of the Portfolio's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the commitment or option would not exceed the value of the Portfolio's securities denominated in correlated currencies. For example, if the Sub-advisor considers that the Austrian schilling is correlated with the German Deutschmark (the
"D-mark"), the Portfolio holds securities denominated in schillings and the Sub-advisor believes that the value of schillings will decline against the U.S. dollar, the Sub-advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. If the Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements described below.

     Risks of Currency Transactions. For a discussion of certain risks involved in currency transactions, see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

         Combined Transactions. The Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures
transactions,   multiple  currency  transactions   (including  forward  currency
contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Sub-advisor, it is in the best interests of the Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Sub-advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

         Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Portfolio may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Sub-advisor believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Sub-advisor. If there is a default by the Counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         Eurodollar Instruments. The Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

         Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and
(v) lower trading volume and liquidity.

         Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Portfolio segregate liquid high grade assets with its custodian to the extent Portfolio obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Portfolio will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Portfolio on an index will require the Portfolio to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio requires the Portfolio to segregate liquid, high grade assets equal to the exercise price.

         Except when the Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require the Portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio's obligations or to segregate liquid high grade assets equal to the amount of the Portfolio's obligation.

         OTC options entered into by the Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Portfolio sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Portfolio other than those above generally settle with physical delivery, and the Portfolio will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, the Portfolio must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, the Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Portfolio's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating assets if the Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

         The Portfolio's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

         Investment Restrictions Which May Be Changed Without Shareholder Approval. The following investment restrictions are not "fundamental" and apply only to the AST Scudder International Bond Portfolio. As a matter of nonfundamental policy which may be changed without shareholder approval, the Portfolio may not:

1. Pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

2. Purchase securities on margin or make short sales, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions and except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

3. Invest more than 10% of its net assets in securities which are not readily marketable, the disposition of which is restricted under Federal securities laws, or in repurchase agreements not terminable within 7 days, and the Portfolio will not invest more than 5% of its total assets in restricted securities;

4. Purchase securities of any issuer with a record of less than three years continuous operations, including predecessors, except U.S. Government securities, and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of the Portfolio in all such issues to exceed 5% of the total assets of the Portfolio taken at market value;

5. Buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Portfolio's net assets;

6. Enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Portfolio and the premiums paid for options on futures contracts does not exceed 5% of the Portfolio's total assets, provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

7. Invest in oil, gas or other mineral leases, or exploration or development programs (although it may invest in issuers which own or invest in such interests);

8. Purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 5% of the value of the Portfolio's total net assets or more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges or on an exchange with comparable listing requirements (for this purpose, warrants attached to securities will be deemed to have no value);

9. Make securities loans if the value of such securities loaned exceeds 30% of the value of the Portfolio's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. The Portfolio has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Portfolio's total assets; or

10.      Purchase or sell real estate limited partnership interests.

11. Purchase securities which are not bonds denominated in foreign currency ("international bonds") if, immediately after such purchase, less than 65% of its total assets would be invested in international bonds, except that for temporary defensive purposes the Portfolio may purchase securities which are not international bonds without limitation;

12. Borrow money in excess of 5% of its total assets (taken at market value) or borrow other than from banks; however, in the case of reverse repurchase agreements, the Portfolio may invest in such agreements with other than banks subject to total asset coverage of 300% for such agreements and all borrowings; or

13. Invest more than 10% of its total assets in debt securities rated lower than BBB (commonly referred to as "junk bonds") by S&P or Baa by Moody's, or deemed by the Sub-advisor to be of comparable quality, and the Portfolio may not invest in debt securities rated below B.

         Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Portfolio's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

         If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of Portfolio's assets will not be considered a violation of the restriction.

Berger Capital Growth Portfolio:

Investment Policies:

         Index Options. An option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index on which the option is based is less than (in the case of a put) or a greater than (in the case of a call) the exercise price of the options. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the purchase price (the "premium") paid to him, to make delivery of this amount. Options are traded on a number of different indices.


         Hedging. The Portfolio will purchase put and call options on stock indices for the purpose of hedging and not for speculation. Hedging may be employed to cushion the Portfolio against possible declines in the market value of its securities, or to establish a position in an equity equivalent as a temporary substitute for the purchase of individual stocks. To hedge a Portfolio against a decline in value, the Portfolio may buy a put on a stock index. To protect the Portfolio against an increase in the price of equities at a time when the Portfolio has a substantial cash equivalent position, the Portfolio may buy a call on a stock index pending investment in equities.

         When the Sub-advisor believes the trend of stock prices may be downward, particularly over a short period of time, the Portfolio may hedge through the purchase of a put on a stock index to cushion the anticipated decline in value of the Portfolio's holdings. This is an alternative to the sale and possible subsequent repurchase of stocks, which might involve significant transaction costs. Conversely, the purchase of a call option on a stock index may allow the Portfolio to quickly obtain exposure to common stock equivalents in a rising market, thus permitting the Portfolio to purchase stocks gradually over the option period in a manner designed to minimize adverse price movements, and with more thorough evaluation of investment alternatives. The purpose of purchasing put and call options on stock indices is therefore not to generate gains, but to hedge. Successful hedging activities are not designed to produce a net gain to a Portfolio. Any gain in the price of a put option is likely to be offset by lower prices of stocks owned by the Portfolio and any gain in the price of a call option is likely to be offset by the higher prices the Portfolio must pay in rising markets as it increases its holdings of common stocks.


         Restricted Securities. The Portfolio expects that any restricted securities would be acquired either from institutional investors who originally acquired the securities in private placements or directly from the issuers of the securities in private placements. Restricted securities are generally subject to legal or contractual delays on resale. Restricted securities and securities that are not readily marketable may sell at a discount from the price they would bring if freely marketable. For a discussion of illiquid or restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         Repurchase Agreements. The Portfolio may enter into repurchase agreements through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank which is a member of the Federal Reserve System. Any such dealer or bank will be on Sub-advisor's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by Sub-advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be considered illiquid. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         The Board of Trustees of the Trust has promulgated guidelines with respect to repurchase agreements.

         Investment Policies Which May Be Changed Without Shareholder Approval. Set forth below are "non-fundamental" investment restrictions applicable only to the Berger Capital Growth Portfolio, which may be changed without shareholder approval:

     1. The Portfolio may purchase put and call options on stock indexes for the purpose of hedging, but no more than 1% of the Portfolio's total net assets at the time of purchase of such an option may be invested in put and call options.

     2. The Portfolio may not purchase or sell any interest in an oil, gas or mineral development or exploration program, including investments in oil, gas or mineral leases.

     3. The Portfolio's investment in warrants, valued at the lower of cost or market, may not exceed 5% of the value of the Portfolio's net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange or American Stock Exchange.

     4. The Portfolio does not currently intend to purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Portfolio taken at market value at the time of purchase would be invested in such securities.


Robertson Stephens Value + Growth Portfolio:

     Investment Objective: The investment objective of the Robertson Stephens Value + Growth Portfolio is to seek capital appreciation.

Investment Policies:

     Options. The Portfolio may purchase and sell put and call options on its securities to enhance performance and to protect against changes in market prices.

                  Covered Call Options. The Portfolio may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Portfolio.

         A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

         In return for the premium received when it writes a covered call option, the Portfolio gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Portfolio retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Portfolio realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Portfolio realizes a gain or loss equal to the difference between the Portfolio's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

         The Portfolio may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Portfolio may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

                  Covered Put Options. The Portfolio may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Portfolio plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

         In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Portfolio also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

         The Portfolio may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

                  Purchasing Put and Call Options. The Portfolio may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Portfolio, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Portfolio must pay. These costs will reduce any profit the Portfolio might have realized had it sold the underlying security instead of buying the put option.

         The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Portfolio might have realized had it bought the underlying security at the time it purchased the call option.

         The Portfolio may also purchase put and call options to attempt to enhance its current return.

                  Options on Foreign Securities. The Portfolio may purchase and sell options on foreign securities if the Sub-advisor believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Portfolio's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

                  Risks Associated with Options. See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in option transactions.

         Special Expiration Price Options. The Portfolio may purchase over-the-counter ("OTC") puts and calls with respect to specified securities ("special expiration price options") pursuant to which the Portfolio in effect may create a custom index relating to a particular industry or sector that the Sub-advisor believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. However, if the value of the underlying security increases (or decreases) by a prenegotiated amount, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce the Portfolio's profits if the special expiration price options are exercised. The Portfolio will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

         LEAPs and BOUNDs. The Portfolio may purchase certain long-term exchange-traded equity options called Long-Term Equity Anticipation Securities ("LEAPs") and Buy-Right Options Unitary Derivatives ("BOUNDs"). LEAPs provide a holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount. BOUNDs provide a holder the opportunity to retain dividends on the underlying security while potentially participating in the underlying securities' capital appreciation up to a fixed dollar amount. The Portfolio will not purchase these options with respect to more than 25% of the value of its net assets, and will limit the premiums paid for purchasing such options in accordance with the most restrictive applicable state securities laws.

         LEAPs are long-term call options that allow holders the opportunity to participate in the underlying securities' appreciation in excess of a specified strike price, without receiving payments equivalent to any cash dividends declared on the underlying securities. A LEAP holder will be entitled to receive a specified number of shares of the underlying stock upon payment of the exercise price, and therefore the LEAP will be exercisable at any time the price of the underlying stock is above the strike price. However, if at expiration the price of the underlying stock is at or below the strike price, the LEAP will expire worthless.

         BOUNDs are long-term options which are expected to have the same economic characteristics as covered call options, with the added benefits that BOUNDs can be traded in a single transaction and are not subject to early exercise. Covered call writing is a strategy by which an investor sells a call option while simultaneously owning the number of shares of the stock underlying the call. BOUND holders are able to participate in a stock's price appreciation up to but not exceeding a specified strike price while receiving payments equivalent to any cash dividends declared on the underlying stock. At expiration, a BOUND holder will receive a specified number of shares of the underlying stock for each BOUND held if, on the last day of trading, the underlying stock closes at or below the strike price. However, if at expiration the underlying stock closes above the strike price, the BOUND holder will receive a payment equal to a multiple of the BOUND's strike price for each BOUND held. The terms of a BOUND are not adjusted because of cash distributions to the shareholders of the underlying security. BOUNDs are subject to the position limits for equity options imposed by the exchanges on which they are traded.

         The settlement mechanism for BOUNDs operates in conjunction with that of the corresponding LEAPs. For example, if at expiration the underlying stock closes at or below the strike price, the LEAP will expire worthless, and the holder of a corresponding BOUND will receive a specified number of shares of stock from the writer of the BOUND. If, on the other hand, the LEAP is "in the money" at expiration, the holder of the LEAP is entitled to receive a specified number of shares of the underlying stock from the LEAP writer upon payment of the strike price, and the holder of a BOUND on such stock is entitled to the cash equivalent of a multiple of the strike price from the writer of the BOUND. An investor holding both a LEAP and a corresponding BOUND, where the underlying stock closes above the strike price at expiration, would be entitled to receive a multiple of the strike price from the writer of the BOUND and, upon exercise of the LEAP, would be obligated to pay the same amount to receive shares of the underlying stock. LEAPs are American-style options (exercisable at any time prior to expiration), whereas BOUNDs are European-style options (exercisable only on the expiration date).

         Futures Contracts.

                  Index Futures Contracts and Options. The Portfolio may buy and sell futures contracts and related options for hedging purposes or to attempt to increase investment return. The Portfolio currently expects that it will only purchase and sell stock index futures contracts and related options. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

         The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (the "S&P 100 Index") is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Portfolio enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Portfolio will gain $400 (100 units x gain of $4). If the Portfolio enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Portfolio will lose $200 (100 units x loss of $2).

         The Portfolio may purchase or sell futures contracts with respect to any securities indexes. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

         In order to hedge its investments successfully using futures contracts and related options, the Portfolio must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Portfolio's securities.

         Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         As an alternative to purchasing and selling call and put options on index futures contracts, the Portfolio may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount." This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier."

         The Portfolio may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. The Portfolio may also allow such options to expire unexercised.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

                  Margin Payments. When the Portfolio purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Portfolio upon termination of the contract, assuming the Portfolio satisfies its contractual obligations.

         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when the Portfolio sells a futures contract and the price of the underlying index rises above the delivery price, the Portfolio's position declines in value. The Portfolio then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Portfolio's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

         When the Portfolio terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Portfolio, and the Portfolio realizes a loss or a gain.
Such closing transactions involve additional commission costs.

         Special Risks of Transactions in Futures Contracts and Related Options. See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in transactions in futures contracts and related options.

         Indexed Securities. The Portfolio may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

         Repurchase Agreements. The Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Portfolio's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers which the Sub-advisor deems to be creditworthy, pursuant to guidelines established by the Trust's Board of Trustees, and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high-quality, short-term debt obligations. Repurchase agreements may also be viewed as loans made by the Portfolio which are collateralized by the securities subject to repurchase. The Sub-advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. For a discussion of repurchase agreements and the risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Board of Trustees of the Trust has promulgated guidelines with respect to repurchase agreements.

         Portfolio Securities Lending. The Portfolio may lend its securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Portfolio may at any time call the loan and regain the securities loaned;
(3) the Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third (or such other limit as the Trust's Board of Trustees may establish) of the total assets of the Portfolio. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

         Before the Portfolio enters into a loan, the Sub-advisor considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Portfolio if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Portfolio will not lend portfolio securities to borrowers affiliated with the Portfolio.

         Short Sales. The Portfolio may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which the Portfolio sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Portfolio's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolio also will incur transaction costs in effecting short sales.

         The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with a short sale.

         Foreign Investments. The Portfolio may invest in foreign securities, securities denominated in or indexed to foreign currencies, and certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks. For a discussion of the risks involved in foreign currency fluctuations and investing in foreign securities, in general, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The considerations associated with foreign investments generally are intensified for investments in developing countries. For a discussion of the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Foreign Currency Transactions. The Portfolio may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. The Portfolio may engage in both "transaction hedging" and "position hedging".

         When it engages in transaction hedging, the Portfolio enters into foreign currency transactions with respect to specific receivables or payables of the Portfolio generally arising in connection with the purchase or sale of its portfolio securities. The Portfolio will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Portfolio will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         The Portfolio may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. The Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes, the Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Portfolio the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives the Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Portfolio the right to purchase a currency at the exercise price until the expiration of the option. The Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Sub-advisor, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

         When it engages in position hedging, the Portfolio enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Portfolio are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Portfolio expects to purchase. In connection with position hedging, the Portfolio may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Portfolio may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of the Portfolio's securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Portfolio if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         To offset some of the costs to the Portfolio of hedging against fluctuations in currency exchange rates, the Portfolio may write covered call options on those currencies.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         The Portfolio may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

         Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Portfolio will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin on its futures positions.

         Foreign  Currency  Options.   Options  on  foreign  currencies  operate
similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when the Sub-advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         Zero-Coupon Debt Securities and Pay-in-Kind Securities. The Portfolio may invest in zero-coupon securities. Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. For a discussion of zero-coupon debt securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio also may purchase pay-in-kind securities. Pay-in-kind securities pay all or a portion of their interest or dividends in the form of additional securities.

     Investment Policies Which May Be Changed Without Shareholder Approval. The following investment restrictions, applicable only to the Robertson Stephens Value + Growth Portfolio, are not "fundamental" restrictions and may be changed without shareholder approval. The Portfolio may not:

         1. Invest in warrants (other than warrants acquired by the Portfolio as a part of a unit or attached to securities at the time of purchase) if, as a result, such investment (valued at the lower of cost or market value) would exceed 5% of the value of the Portfolio's net assets, provided that not more than 2% of the Portfolio's net assets may be invested in warrants not listed on the New York or American Stock Exchanges;

         2. Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions;

         3. Purchase securities restricted as to resale if, as a result, (i) more than 10% of the Portfolio's total assets would be invested in such securities, or (ii) more than 5% of the Portfolio's total assets (excluding any securities eligible for resale under Rule 144A under the Securities Act of 1933) would be invested in such securities;

         4. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b), and (c) above;

         5. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation, or other acquisition;

         6. Invest in real estate limited partnerships;

         7. Purchase any security if, as a result, the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

         8. Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by the Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.);

        9. Make investments for the purpose of exercising control or management;

     10. Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the common stocks of companies that invest in or sponsor such programs;

         11. Acquire more than 10% of the voting securities of any issuer;

         12. Invest more than 15%, in the aggregate, of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years continuous operation and securities restricted as to resale (including any securities eligible for resale under Rule 144A under the Securities Act of 1933); or

         13. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, if, as a result, the aggregate amount of premiums paid or received by the Portfolio in respect of any such transactions then outstanding would exceed 5% of its total assets.

         In addition, the Portfolio will only sell short securities that are traded on a national securities exchange in the U.S. (including the National Association of Securities Dealers' Automated Quotation National Market System) or in the country where the principal trading market in the securities is located. (This limitation does not apply to short sales against the box).

         All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


Investment Objective and Policy Applicable to All Portfolios: In order to permit the sale of shares of the Trust to separate accounts of Participating Insurance Companies in certain states, the Trust may make commitments more restrictive than the restrictions described in the section of this Statement entitled "Investment Restrictions." Should the Trust determine that any such commitment is no longer in the best interests of the Trust and its shareholders it will revoke the commitment and terminate sales of its shares in the state(s) involved.

         The Board of Trustees of the Trust may, from time to time, promulgate guidelines with respect to the investment policies of the Portfolios.

INVESTMENT RESTRICTIONS: The investment restrictions set forth below are "fundamental" policies. See the subsection of this Statement entitled "Investment Objectives and Policies" for further discussion of "fundamental" policies of the Trust and the requirements for changing such "fundamental" policies.


     Certain investment restrictions apply to all Portfolios of the Trust. Such investment restrictions are described below. Investment restrictions that apply to each of these Portfolios separately are also described below. Investment restrictions that are not "fundamental" may be found in the general description of the Investment Policies of each Portfolio, as described in the section of the Trust's Prospectus entitled "Investment Objectives and Policies" and in the section of this Statement entitled "Investment Objectives and Policies".

     Investment Restrictions Applicable to All of the Portfolios Except the T. Rowe Price Asset Allocation Portfolio, the T. Rowe Price International Equity Portfolio, the T. Rowe Price Natural Resources Portfolio [, the T. Rowe Price International Bond Portfolio] and the Robertson Stephens Value + Growth
Portfolio:


1. A Portfolio will not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved and only if immediately thereafter not more than 10% of this Portfolio's total assets, at market value, would be invested in such securities, or by investing no more than 5% of the Portfolio's total assets in other open-end investment companies or by purchasing no more than 3% of any one open-end investment company's securities.

2. A Portfolio will not buy any securities or other property on margin
(except for such short-term credits as are necessary for the clearance of transactions).

3. A Portfolio will not invest in companies for the purpose of exercising control or management.

4. A Portfolio will not underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities.

5. A Portfolio will not purchase or retain securities of any issuer (other than the shares of such Portfolio) if to the Trust's knowledge, the officers and Trustees of the Trust and the officers and directors of the Investment Manager who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

6.       A Portfolio will not issue senior securities.

     Investment   Restrictions   Applicable  Only  to  the  Seligman   Henderson
International Equity Portfolio:

1. The Portfolio will not purchase a security if as a result, the Portfolio would own more than 10% of the outstanding voting securities of any issuer.

2. As to 75% of the value of its total assets, the Portfolio will not invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

3. The Portfolio will not purchase a security if as a result, more than 25% of its total assets, at market value, would be invested in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

4. The Portfolio will not purchase a security if as a result, more than 10% of its net assets in the aggregate, at market value, would be invested in securities which cannot be readily resold because of legal or contractual restrictions on resale or for which there is no readily available market, or repurchase agreements maturing in more than seven days or securities used as a cover for written over-the-counter options, if any.

5. The Portfolio will not invest in warrants if, at the time of acquisition, the investment in warrants, valued at the lower of cost or market value, would exceed 5% of the Portfolio's net assets. For purposes of this restriction, warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

6. The Portfolio will not make loans of money or securities other than (a) through the purchase of securities in accordance with the Portfolio's investment objective, (b) through repurchase agreements and (c) by lending securities in an amount not to exceed 33 1/3% of the Portfolio's total assets to broker-dealers or other institutional investors where the borrower of such securities provides cash or cash equivalents as collateral (such cash equivalents will be limited to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) at all times in an amount at least equal to 100% of the value of the borrowed securities, marked to market, and the Portfolio will retain the right to obtain any dividend, interest or other distribution on the securities and any increase in their market value and may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. The Portfolio reserves the right to terminate such arrangement at any time (such right of termination may be exercised, among other reasons, to obtain the return of the securities on loan for the purpose of voting on any matters considered material by the Portfolio). The Portfolio will make only loans of securities for nine months or less.

7. The Portfolio will not borrow money except from banks and then in amounts not in excess of 33 1/3% of its total assets. The Portfolio may borrow at prevailing interest rates and invest the funds in additional securities. The Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should the Portfolio, for any reason, have borrowings that do not meet the above test then, within three business days, the Portfolio must reduce such borrowings so as to meet the necessary test. Under such a circumstance, the Portfolio may have to liquidate securities at a time when it is disadvantageous to do so.

8. The Portfolio will not make short sales except short sales made "against the box" to defer recognition of taxable gains or losses.

9. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

10. The Portfolio will not invest directly in oil, gas, or other mineral exploration or development programs; however, the Portfolio may purchase securities of issuers whose principal business activities fall within such areas.

11. The Portfolio will not purchase a security if as a result, more than 5% of the value of that Portfolio's assets, at market value, would be invested in the securities of issuers which, with their predecessors, have been in business less than three years.

Investment Restrictions Applicable Only to the Seligman Henderson
International Small Cap Portfolio:

The Portfolio will not:

1. As to 75% of the value of its total assets, invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).


2. Invest more than 25% of its total assets, at market value, in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).


3. Own more than 10% of the outstanding voting securities of any issuer, or more than 10% of any class of securities of one issuer.

4. Invest more than 5% of the value of its total assets, at market value, in the securities of issuers which, with their predecessors, have been in business less than three years; provided, however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded from this limitation.

5. Invest in warrants, if, at the time of acquisition, the investment in warrants, valued at the lower of cost or market value, would exceed 5% of the Portfolio's net assets. For purposes of this restriction, warrants acquired by the Portfolio in units or attached to securities may be deemed to have been purchased without cost.

6. Make loans of money or securities other than (a) through the purchase of securities in accordance with the Portfolio's investment objective, (b) through repurchase agreements, and (c) by lending portfolio securities in an amount not to exceed 33 1/3% of the Portfolio's total assets.

7. Purchase or sell real estate (although it may purchase securities secured by real estate interests on interests therein, or issued by companies or investment trusts that invest in real estate or interests therein).

8.       Make short sales except short sales against-the-box.

Investment Restrictions Applicable Only to the Lord Abbett Growth and Income Portfolio:

1. The Portfolio will not purchase a security if as a result, that Portfolio would own more than 10% of the outstanding voting securities of any issuer.

2. The Portfolio will not lend money or securities to any person except through entering into short-term repurchase agreements with sellers of securities the Portfolio has purchased, and through lending Portfolio securities to registered broker-dealers where the loan is 100% secured by cash or its equivalent as long as the Portfolio complies with regulatory requirements and the Sub-advisor deems such loans not to expose the Portfolio to significant risk or adversely affect the Portfolio's qualification for pass-through tax treatment under the Internal Revenue Code (investment in repurchase agreements exceeding 7 days and in other illiquid investments is limited to a maximum of 10% of Portfolio net assets).


3. The Portfolio will not pledge, mortgage, or hypothecate its assets -- however, this provision does not apply to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options.


4. The Portfolio will not purchase securities of any issuer unless it or its predecessor has a record of three years' continuous operation, except that the Portfolio may purchase securities of such issuers through subscription offers or other rights it receives as a security holder of companies offering such subscriptions or rights, and such purchases will then be limited in the aggregate to 5% of the Portfolio's net assets at the time of investment.

5. The Portfolio will not concentrate its investments in any one industry (the Portfolio's investment policy of keeping its assets in those securities which are selling at the most reasonable prices in relation to value normally results in diversification among many industries -- consistent with this, the Portfolio does not intend to invest more than 25% of its assets in any one industry classification used by the Sub-advisor for investment purposes, although such concentration could, under unusual economic and market conditions, amount to 30% or conceivably somewhat more).

6. The Portfolio will not borrow money except from banks and then in amounts not in excess of 33 1/3% of its total assets. The Portfolio may borrow at prevailing interest rates and invest the Portfolios in additional securities. The Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should the Portfolio, for any reason, have borrowings that do not meet the above test then, within three business days, the Portfolio must reduce such borrowings so as to meet the necessary test. Under such a circumstance, the Portfolio have to liquidate securities at a time when it is disadvantageous to do so.

7. The Portfolio will not make short sales except short sales made "against the box" to defer recognition of taxable gains or losses.

8. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

9. The Portfolio will not invest directly in oil, gas, or other mineral exploration or development programs; however, the Portfolio may purchase securities of issuers whose principal business activities fall within such areas.

10. The Portfolio will not purchase a security if as a result, more than 5% of the value of that Portfolio's assets, at market value, would be invested in the securities of issuers which, with their predecessors, have been in business less than three years.

Investment Restrictions Applicable Only to the AST Money Market Portfolio:

1. The Portfolio will not purchase a security if as a result, the Portfolio would own more than 10% of the outstanding voting securities of any issuer.

2. As to 75% of the value of its total assets, the Portfolio will not invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

3. The Portfolio will not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Portfolio's total assets would be in investments which are illiquid.

4. The Portfolio will not purchase a security if as a result, more than 25% of its total assets, at market value, would be invested in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, negotiable certificates of deposit, time deposits, and bankers' acceptances of United States branches of United States banks).

5. The Portfolio will not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of the Portfolio's total assets, less liabilities other than obligations created by reverse repurchase agreements.

6. The Portfolio will not borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of the Portfolio's total assets, taken at cost, at the time of such borrowing. The Portfolio may not mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of the Portfolio's net assets at the time of such borrowing. The Portfolio will not purchase securities while borrowings exceed 5% of the Portfolio's total assets. This borrowing provision is included to facilitate the orderly sale of securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and shall not apply to reverse repurchase agreements.

7. The Portfolio will not make loans, except through purchasing or holding debt obligations, or entering into repurchase agreements, or loans of Portfolio securities in accordance with the Portfolio's investment objectives and policies.

8. The Portfolio will not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date.

9. The Portfolio will not purchase or sell puts, calls, straddles, spreads, or any combination thereof; real estate; commodities; or commodity contracts or interests in oil, gas or mineral exploration or development programs. However, the Portfolio may purchase bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts.

Investment Restrictions Applicable Only to the JanCap Growth Portfolio:

1. The Portfolio will not purchase a security if as a result, that Portfolio would own more than 10% of the outstanding voting securities of any issuer.

2. As to 75% of the value of its total assets, the Portfolio will not invest more than 5% of its total assets, at market value, in the securities of any one issuer (except cash items and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

3. The Portfolio will not purchase a security if as a result, more than 25% of its total assets, at market value, would be invested in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

4. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

5. The Portfolio will not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities and other instruments backed by physical commodities).

6. The Portfolio will not lend any security or make any other loan, if as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

Investment Restrictions Applicable Only to the Federated Utility Income
Portfolio:

1. The Portfolio will invest at least 25% of its total assets in securities of utility companies.

2. The Portfolio will not purchase or sell commodities. However, the Portfolio may purchase options on Portfolio securities and on financial futures contracts for hedging purposes only.

3. The Portfolio will not purchase or sell real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

4. The Portfolio will not purchase any securities on margin, other than in connection with the purchase of put options on financial futures contracts, but may obtain such short-term credits as may be necessary for the clearance of transactions.

5. The Portfolio will not sell securities short unless: (i) during the time the short position is open, it owns an equal amount of securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and (ii) not more than 10% of the current value of the Portfolio's net assets is held as collateral for such sales at any one time.

6. The Portfolio will not issue senior securities, except that the Portfolio may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed.


7. The Portfolio will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary or emergency measure to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests when the liquidation of Portfolio securities is deemed to be inconvenient or disadvantageous. The Portfolio will not purchase any securities while any such borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Portfolio will restrict the purchase of portfolio investments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

8. The Portfolio may lend Portfolio securities, as long as the value of the loaned securities does not exceed one-third of the value of the Portfolio's total assets. This shall not prevent the holding of corporate bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Portfolio's Investment Objective and Policies.


9. The Portfolio will not invest more than 10% of its total assets in restricted securities.



10. The Portfolio will not purchase interests in oil, gas or other mineral exploration or development programs or leases, although it may purchase securities of issuers which engage in whole or in part in such activities.

11. The Portfolio will not invest more than 5% of the value of its total assets in securities of companies, including their predecessors, that have been in operation for less than three years.

12. The Portfolio will not purchase the securities of any issuer (other than the U.S. government, its agencies, or instrumentalities or instruments secured by the securities of such issuers, such as repurchase agreements or cash or cash items) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, or acquire more than 10% of any class of voting securities of any issuer. For these purposes, all common stock and preferred stock of an issuer, taken together, will be deemed to be a single class, regardless of priorities, series, designations, or other differences.

13. The Portfolio will not invest more than 5% of its net assets in warrants, not more than 2% of which may be warrants not listed on the New York Stock Exchange or American Stock Exchange.


Investment Restrictions Applicable Only to the Federated High Yield Portfolio:

1. The Portfolio will not purchase any securities on margin but may obtain such short-term credits as may be necessary for the clearance of transactions.

2. The Portfolio will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and only in amounts not in excess of 5% of the value of its net assets, taken at the lower of cost or market. In addition, to meet redemption requests without immediately selling portfolio securities, the Portfolio may borrow up to one-third of the value of its total assets (including the amount borrowed) less its liabilities (not including borrowings, but including the current fair market value of any securities carried in open short positions). This practice is not for investment leverage but solely to facilitate management of the portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. If, due to market fluctuations or other reasons, the value of the Portfolio's assets falls below 300% of its borrowings, it will reduce its borrowings within three business days. No more than 10% of the value of the Portfolio's total assets at the time of providing such security may be used to secure borrowings.

3. The Portfolio will not invest more than 5% of its total assets in the securities of any one issuer (except cash and cash instruments, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements).

4. The Portfolio will not invest more than 5% of the value of its total assets in securities of companies, including their predecessors, that have been in operation for less than three years.

5. The Portfolio will not invest more than 5% of the value of its total assets in foreign securities which are not publicly traded in the United States.

6. The Portfolio will not purchase or sell real estate, although it may invest in marketable securities secured by real estate or interests in real estate, and it may invest in the marketable securities of companies investing or dealing in real estate.

7. The Portfolio will not purchase or sell commodities or commodity contracts or oil, gas, or other mineral exploration or development programs. However, it may invest in the marketable securities of companies investing in or sponsoring such programs.

8. The Portfolio will not make loans, except through the purchase or holding of securities in accordance with its investment objective, policies, and limitations and through repurchase agreements. The Portfolio may invest up to 5% of its total assets in repurchase agreements which mature more than seven days from the time they are entered into. The Portfolio may lend portfolio securities if the borrower provides 100% cash collateral in the form of cash or U.S. government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral. The Portfolio retains the right to any dividends, interest, or other distribution paid on the securities and any increase in their market value. Loans will be subject to termination at the option of the Portfolio or the borrower.

9. The Portfolio will not invest more than 10% of its net assets in securities subject to restrictions on resale under federal securities laws.

10. The Portfolio will not write, purchase, or sell puts, calls, or any combination thereof.

11. The Portfolio will not make short sales of securities or maintain short positions, unless: during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of the Portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

12. The Portfolio will not purchase securities of a company for the purpose of exercising control or management. However, the Portfolio may invest in up to 10% of the voting securities of any one issuer and may exercise its voting powers consistent with the best interests of the Portfolio. From time to time, the Portfolio, together with other investment companies advised by subsidiaries or affiliates of Federated Investors, may together buy and hold substantial amounts of a company's voting stock. All such stock may be voted together. In some such cases, the Portfolio and the other investment companies might collectively be considered to be in control of the company in which they have invested. In some cases, Directors, agents, employees, officers, or others affiliated with or acting for the Portfolio, its Sub-advisor, or affiliated companies might possibly become directors of companies in which the Portfolio holds stock.

13. The Portfolio will not invest more than 25% of the value of its total assets in one industry. However, for temporary defensive purposes, the Portfolio may at times invest more than that percentage in: cash and cash items; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; or instruments secured by these money market instruments, such as repurchase agreements.

Investment Restrictions Applicable Only to the AST Phoenix Balanced Asset
Portfolio:

If a percentage restriction described below is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of the Portfolio's securities or amount of net assets shall not be considered a violation of the restriction.

1. The Portfolio will not purchase the securities of any issuer, other than obligations issued or guaranteed as to principal and interest by the United States government or its agencies or instrumentalities, if immediately thereafter (i) more than 5% of the market value of the Portfolio's total assets would be invested in the securities of such issuer or (ii) more than 10% of the outstanding securities of any class of such issuer would be held by the Portfolio or by all of the portfolios of the Trust in the aggregate.

2. The Portfolio will not concentrate the portfolio investments in any one industry. To comply with this restriction, no security may be purchased by the Portfolio if such purchase would cause the value of the Portfolio's aggregate investment in any one industry to exceed 25% of the market value of the Portfolio's total assets.

3. The Portfolio will not make short sales of securities or maintain a short position.

4. The Portfolio will not make cash loans, except that the Portfolio may (i) purchase bonds, notes, debentures or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not and
(ii) enter into repurchase agreement, provided that, no more than 10% of the market value of the Portfolio's net assets may be subject to repurchase agreements maturing in more than seven days.

5. The Portfolio will not make securities loans, except that the Portfolio may make loans of its securities provided that the market value of the securities subject to any such loans does not exceed 25% of the market value of the Portfolio's total assets.

6. The Portfolio will not make investments in real estate or commodities or commodities contracts, although (i) the Portfolio may purchase securities of issuers which deal in real estate or commodities and may purchase securities which are secured by interests in real estate, specifically, securities issued by real estate investment trusts and (ii) the Portfolio may engage in transactions in financial futures contracts and related options, provided that the sum of the initial margin deposits on such Portfolio's existing futures positions and the premiums paid for related options would not exceed in the aggregate 2% of the Portfolio's total assets.

7. The Portfolio will not invest in oil, gas or other mineral exploration or development programs, although the Portfolio may purchase securities of issuers which engage in whole or in part in such activities.

8. The Portfolio will not invest in puts, calls, straddles and any combination thereof, except that the Portfolio may (i) write (sell) exchange-traded covered call options on portfolio securities and on securities indices and engage in closing purchase transactions and (ii) invest up to 2% of its total assets in exchange-traded covered call and put options on securities and securities indices.

9. The Portfolio will not participate in a joint or joint and several trading account in securities.

10. The Portfolio will not purchase securities of any issuer which together with predecessors has a record of less than three years' continuous operation, if as a result more than 5% of the market value of the total net assets of the Portfolio would then be invested in such securities.

11. The Portfolio will not borrow money, except that the Portfolio may (i) borrow money for the Portfolio for temporary administrative purposes provided that any such borrowing does not exceed 10% of the market value of the Portfolio's total assets and (ii) borrow money for the Portfolio for investment purposes, provided that such borrowing is (a) authorized by the Board of Trustees, (b) limited to 5% of the market value of the Portfolio's total assets and (c) subject to an agreement by the lender that any recourse is limited to the assets of the Portfolio.

12. The Portfolio will not pledge, mortgage or hypothecate the Portfolio's assets to an extent greater than 10% of the market value of the Portfolio's total assets to secure borrowing made pursuant to item 11 above.

13. The Portfolio may purchase illiquid securities, including repurchase agreements providing for settlement more than seven days after notice and restricted securities deemed to be illiquid, but such securities may not constitute more than 10% of the Portfolio's securities.


Investment Restrictions Only Applicable to the T. Rowe Price Asset Allocation Portfolio:

         The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:


1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may or may be deemed to involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks, other Price Portfolios or other persons to the extent permitted by applicable law;


2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) purchase money market securities and enter into repurchase agreements; (ii) acquire publicly- distributed or privately placed debt securities and purchase debt; (iii) lend portfolio securities; and (iv) participate in an interfund lending program with other Price Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets;

5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities;

6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments back by real estate or securities of companies engaged in the real estate business);

8. Issue senior securities except in compliance with the Investment Company Act of 1940; or

9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.


Notes: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.


         With respect to investment restrictions (1) and (4), the Portfolio will not borrow or lend to any other Price Portfolio unless it applies for and receives an exemptive order from the SEC or the SEC issues rules permitting such transactions. The Portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

         With respect to investment restriction (2), the Portfolio does not consider currency contracts on hybrid investments to be commodities.

         For the purposes of investment restriction (3), United States federal, state or local governments, or related agencies and instrumentalities, are not considered an industry. Foreign governments are considered an industry.

         For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Investment Restrictions Only Applicable to the T. Rowe Price International Equity Portfolio:

          The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:


1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may or may be deemed to involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks, other Price Portfolios or other persons to the extent permitted by applicable law;


2. Purchase or sell physical commodities; except that the Portfolio may enter into futures contracts and options thereon;

3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) purchase money market securities and enter into repurchase agreements; (ii) acquire publicly-distributed or privately placed debt securities and purchase debt; (iii) lend portfolio securities; and (iv) participate in an interfund lending program with other Price Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets;

5. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments back by real estate or securities of companies engaged in the real estate business);

8. Issue senior securities except in compliance with the Investment Company Act of 1940; or

9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.


Notes: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.


         With respect to investment restrictions (1) and (4), the Portfolio will not borrow or lend to any other Price Portfolio unless it applies for and receives an exemptive order from the SEC or the SEC issues rules permitting such transactions. The Portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

         With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.

         For the purposes of investment restriction (3), United States federal, state or local governments, or related agencies and instrumentalities, are not considered an industry. Foreign governments are considered an industry.

         For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Investment Restrictions Applicable Only to the T. Rowe Price Natural Resources Portfolio:

          The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks, other Price Portfolio or other persons to the extent permitted by applicable law;

2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) lend portfolio securities and participate in an interfund lending program with other Price Portfolio provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

8. Issue senior securities except in compliance with the Investment Company Act of 1940; or

9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.


     Notes:   The  following  notes  should  be  read  in  connection  with  the above-described fundamental policies. The notes are not fundamental policies.

         With respect to investment restrictions (1) and (4), the Portfolio will not borrow from or lend to any other Price Portfolio unless it applies for and receives an exemptive order from the SEC or the SEC issues rules permitting such transactions. The Portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.


         With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.

         For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Portfolio's semi-annual and annual reports.

         For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.


[Investment Restrictions Applicable Only to the T. Rowe Price International Bond Portfolio:]

         As a matter of fundamental policy, the Portfolio may not:

1. Borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements provided that the Portfolio maintains asset coverage of 300% for all borrowings;

2. Purchase or sell real estate (except that the Portfolio may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities) or purchase or sell physical commodities or contracts relating to physical commodities;

3. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio;

4. Make loans to other persons,  except (a) loans of portfolio  securities,  and
(b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans;

5. Issue senior securities except in compliance with the Investment Company Act of 1940; or

6. Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents).


     Investment   Restrictions   Applicable   Only  to  the   Founders   Capital
Appreciation Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

2. Sell securities short.

3. Make loans to other persons; the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities is not considered the making of a loan by the Portfolio. The Portfolio may also enter into repurchase agreements by purchasing U.S. Government securities with a simultaneous agreement with the seller to repurchase them at the original purchase price plus accrued interest.

4.       Underwrite the securities of other issuers.

5. Invest in commodities, commodity futures contracts, real estate, real estate mortgage loans or other illiquid interests in real estate, except that the Portfolio may invest in securities of issuers which invest in commodities, commodity futures, real estate, real estate mortgage loans or other illiquid interests in real estate.

6. Make any investment which would concentrate 25% or more of the Portfolio's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

7.       Issue any senior securities.

8. Borrow money, except for extraordinary or emergency purposes, and then only from banks in amounts up to 10% of the Portfolio's net assets computed at the lesser of cost or value.

Investment Restrictions Applicable Only to the INVESCO Equity Income Portfolio:

         The Portfolio has adopted certain fundamental investment restrictions. Under these restrictions, the Portfolio may not:

1.       Issue preference shares or create any funded debt;

2.       Sell short;

3. Borrow money except from banks in excess of 5% of the value of its total net assets, and when borrowing, it is a temporary measure for emergency purposes;

4. Buy or sell real estate, commodities, commodity contracts (however, the Portfolio may purchase securities of companies investing in real estate);

5. Purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees or the Investment Manager or the Sub-advisor, acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to that rule, and therefore that such securities are not subject to the foregoing limitation;

6. Purchase securities if the purchase would cause the Portfolio, at the time, to have more than 5% of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the U.S. Government);


7. Make loans to any person, except through the purchase of debt securities in accordance with the Portfolio's investment policies, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33-1/3% of the Portfolio's total net assets (taken at current value); or


8. Invest more than 25% of the value of the Portfolio's assets in one particular industry.

Investment Restrictions Applicable Only to the PIMCO Total Return Bond
Portfolio:

         The following are fundamental investment restrictions.

1. The Portfolio will not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of investment) would be invested in securities of issuers of a particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

2. The Portfolio will not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

3. The Portfolio will not, with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of investment) of the outstanding voting securities of any one issuer;

4. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5. The Portfolio will not purchase or sell commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions stated in the Trust's Prospectus and elsewhere in this Statement, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities laws or commodities laws;


6. The Portfolio will not borrow money, issue senior securities, pledge, mortgage, hypothecate its assets, except that the Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is an asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in the Trust's Prospectus and this Statement (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for future contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio's assets);

7. The Portfolio will not lend funds or other assets, except that the Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of a loan, (b) enter into repurchase agreements, and (c) lend its Portfolio securities in an amount not to exceed one-third the value of its total assets, provided such loans are and in accordance with applicable guidelines established by the SEC and the Trust's Board of Trustees; or

8. The Portfolio will not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Trust's Prospectus and this Statement for transactions in options, futures, and options on futures transactions arising under swap agreements or other derivative instruments.


     Investment  Restrictions Applicable Only to the PIMCO Limited Maturity Bond
Portfolio:

         The Portfolio may not:


1. Invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

2. With respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

3. With respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;


4. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);


5. Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions described in the Prospectus and elsewhere in this Statement, from purchasing, selling or entering into futures contracts, options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;

6. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in the Prospectus and in this Statement (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio assets);

7. Lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, banker' acceptance and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees; or

8. Maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectus and in this Statement.


Investment Restrictions Applicable Only to the AST Scudder International Bond Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1. Borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements provided that the Portfolio maintains asset coverage of 300% for all borrowings;

2. Purchase or sell real estate (except that the Portfolio may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities) or purchase or sell physical commodities or contracts relating to physical commodities;

3. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio;

4. Make loans to other persons,  except (a) loans of portfolio  securities,  and
(b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans;

5. Issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction; or

6. Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents).



Investment Restrictions Applicable Only to the Berger Capital Growth Portfolio:

The following fundamental restrictions apply to the Berger Capital Growth Portfolio. The Portfolio may not:

1. Purchase the securities of any one issuer (except U.S. Government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets or (b) the Portfolio owns more than 10% of the outstanding voting securities or of any class of securities of such issuer.

2. Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Portfolio's investments in all such companies taken at cost to exceed 5% of the value of the Portfolio's total assets.

3. Invest in any one industry more than 25% of the value of its total assets at the time of such investment.

4. Purchase securities on margin from a broker or dealer or make short sales of securities.

5. Make loans, except that the Portfolio may enter into repurchase agreements in accordance with the Trust's investment policies. The Portfolio does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

6. Borrow in excess of 5% of the value of its total assets, or pledge, mortgage, or hypothecate its assets taken at market value to an extent greater than 10% of the Portfolio's total assets taken at cost (and no borrowing may be undertaken except from banks as a temporary measure for extraordinary or emergency purposes).

7. Act as a securities underwriter (except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a security), issue senior securities (except to the extent permitted under the Investment Company Act of 1940), invest in real estate although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts.

8. Participate on a joint or joint and several basis in any securities trading account.


Investment Restrictions Applicable Only to the Robertson Stephens Value + Growth Portfolio:

As a matter of fundamental policy, the Portfolio may not:

1. Issue any class of securities which is senior to the Portfolio's shares of beneficial interest, except that each of the Portfolio may borrow money to the extent contemplated by Restriction 3 below;

2. Purchase securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.);

3. Borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities;

4. Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

5. As to 75% of the Portfolio's total assets, purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry;

6. Invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of the Sub-advisor, as the case may be, owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; or

7. Make loans, except by purchase of debt obligations or other financial instruments in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities.

         All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         Some of the investment instruments, techniques and methods which may be used by one or more of the Portfolios and the risks attendant thereto are described below. Other risk factors and investment methods may be described in the "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods" section in the Trust's Prospectus and in the "Investment Objectives and Policies" section of this Statement. The risks and investment methods described below apply only to those Portfolios which may invest in such instruments or use such techniques.

Debt Obligations:

         Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including, the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Portfolio to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Portfolio invests to meet their obligations for the payment of interest and principal when due.

Special Risks  Associated  with  Low-rated and  Comparable  Unrated  Securities:
Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with such investments are discussed below. See the Appendix of this Statement for a discussion of securities ratings.

         Effect of Interest Rates and Economic Changes. The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

         All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, a Portfolio might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities and thus in a Portfolio's net asset value.

         As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will a Portfolio's net asset value. If a Portfolio experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of high-yield securities (discussed below) a Portfolio may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce a Portfolio's asset base over which expenses could be allocated and could result in a reduced rate of return for a Portfolio.

         Payment Expectations. Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Portfolio may have to replace the securities with a lower-yielding security, which would result in a lower return for a Portfolio.


         Credit Ratings. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
Investments in low-rated and comparable unrated securities will be more dependent on the Sub-advisor's credit analysis than would be the case with investments in investment-grade debt securities. The Sub-advisor may employ its own credit research and analysis, which could include a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Sub-advisor continually monitors the investments in a Portfolio and evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.


         Liquidity and Valuation. A Portfolio may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. A Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Portfolio's asset value and a Portfolio's ability to dispose of particular securities, when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio. Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.

         New and Proposed Legislation. Recent legislation has been adopted and from time to time, proposals have been discussed regarding new legislation designed to limit the use of certain low-rated and comparable unrated securities by certain issuers. An example of legislation is a recent law which requires federally insured savings and loan associations to divest their investment in these securities over time. New legislation could further reduce the market because such securities, generally, could negatively affect the financial condition of the issuers of high-yield securities, and could adversely affect the market in general. It is not currently possible to determine the impact of the recent legislation on this market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material effect on the value of low-rated and comparable unrated securities and the existence of a secondary trading market for the securities.

Put and Call Options:

         Writing (Selling) Call Options. A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price), at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold.

          When writing a call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security or currency.

          Writing (Selling) Put Options. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

         Premium Received from Writing Call or Put Options. A Portfolio will receive a premium from writing a put or call option, which increases such Portfolio's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

         Closing Transactions. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. A Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Portfolio.

          Furthermore, effecting a closing transaction will permit the Portfolio to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Portfolio desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Portfolio will be able to effect such closing transactions at a favorable price. If the Portfolio cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Portfolio writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Portfolio will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

          Purchasing Call Options. Call options may be purchased by a Portfolio for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Portfolio to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Portfolio in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Portfolio is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

          Purchasing Put Options. A Portfolio may purchase a put option on an underlying security or currency (a "protective put") owned by the Portfolio as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Portfolio, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where a Sub-advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

          If a Portfolio purchases put options at a time when the Portfolio does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Portfolio seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Portfolio will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

          Dealer Options. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Portfolio, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Portfolio may be unable to liquidate a dealer option. With respect to options written by the Portfolio, the inability to enter into a closing transaction may result in material losses to the Portfolio. For example, since the Portfolio must maintain a secured position with respect to any call option on a security it writes, the Portfolio may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Portfolio's ability to sell portfolio securities at a time when such sale might be advantageous.

          The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Portfolio may treat the cover used for written OTC options as liquid if the dealer agrees that the Portfolio may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. To this extent, the Portfolio will treat dealer options as subject to the Portfolio's limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Portfolio will change its treatment of such instrument accordingly.

         Certain Risk Factors in Writing Call Options and in Purchasing Call and Put Options: During the option period, a Portfolio, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that the Portfolio may lose the premium it paid plus transaction costs. If the Portfolio does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

         An option position may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Portfolio, can close out its position by effecting a closing transaction. If the Portfolio is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, the Portfolio may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders. In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.


         Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.


Options on Stock Indices:

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         Risk Factors in Options on Indices. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether the Portfolio will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon a Sub-advisor's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

         Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Portfolio would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

         Price movements in Portfolio securities will not correlate perfectly with movements in the level of the index and therefore, a Portfolio bears the risk that the price of the securities may not increase as much as the level of the index. In this event, the Portfolio would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of the Portfolio's securities does not. If this occurred, a Portfolio would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

         Unless a Portfolio has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Portfolio will be required to liquidate securities in order to satisfy the exercise.

         When a Portfolio has written a call on an index, there is also the risk that the market may decline between the time the Portfolio has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell securities. As with options on securities, the Sub-advisor will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where the Portfolio would be able to deliver the underlying security in settlement, the Portfolio may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

         If a Portfolio exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Trading in Futures:

          A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

          Unlike when the Portfolio purchases or sells a security, no price would be paid or received by the Portfolio upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Portfolio's open positions in futures contracts, the Portfolio would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

         Margin is the amount of funds that must be deposited by the Portfolio with its custodian in a segregated account in the name of the futures commission merchant in order to initiate futures trading and to maintain the Portfolio's open positions in futures contracts. A margin deposit is intended to ensure the Portfolio's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the futures contract being traded.

          If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio.

          These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Portfolio expects to earn interest income on its margin deposits. Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Portfolio will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the futures contract.

          For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying security. If not in the underlying security, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

         Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

         Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would immediately pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

         Commissions  on  financial   futures   contracts  and  related  options
transactions may be higher than those which would apply to purchases and sales of securities directly.

         A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that Futures contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for Futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated Futures contracts. A public market exists in Futures contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

     Certain Risks Relating to Futures Contracts and Related Options. There are special risks involved in futures transactions.

                   Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

          Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Portfolio has sufficient assets to satisfy its obligations under a futures contract, the Portfolio earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

                   Liquidity. The Portfolio may elect to close some or all of its futures positions at any time prior to their expiration. The Portfolio would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Portfolio may close its positions by taking opposite positions which would operate to terminate the Portfolio's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain.

          Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Portfolio would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

                   Hedging Risk. A decision of whether,  when,  and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. Sub-advisor will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio's underlying instruments sought to be hedged.


          Successful use of futures contracts by the Portfolio for hedging purposes is also subject to a Sub-advisor's ability to correctly predict movements in the direction of the market. It is possible that, when the Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Portfolio's portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, Sub-advisor may believe that over time the value of the Portfolio's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if the Portfolio were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Portfolio would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Portfolio might have to sell underlying instruments at a time when it would be disadvantageous to do so.


          In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by Sub-advisor might not result in a successful hedging transaction over a very short time period.


         Certain Risks of Options on Futures Contracts. The Portfolio may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


Foreign Futures and Options:

         Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, Portfolios received from customers for foreign futures or foreign options transactions may not be provided the same protections as Portfolios received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time your order is placed and the time it is liquidated, offset or exercised.

          Foreign Currency Futures Contracts and Related Options. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

          Depending on the applicable investment policies and restrictions applicable to a Portfolio, a Portfolio will generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.


          Second, when a Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.


          As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

          If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         Purchase and Sale of Currency Futures Contracts and Related Options. As noted above, a currency futures contract sale creates an obligation by a Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified future time for a special price. A currency futures contract purchase creates an obligation by a Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

Interest Rate Swaps and Interest Rate Caps and Floors:

         Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Hybrid Instruments:

         Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments"). The risks of investing in Hybrid Instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures and forward contracts in this Statement for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between the Portfolio and the seller of the Hybrid Instrument, the creditworthiness of the contra party to the transaction would be a risk factor which the Portfolio would have to consider. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.


Foreign Currency Exchange-Related Securities: Certain Portfolios may invest in foreign currency warrants and performance indexed paper.

         Foreign Currency Warrants. Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

         Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar. "Reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.


         Performance indexed paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Zero Coupon Securities:

         Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Portfolio, most likely will be deemed the beneficial holder of the underlying U.S.
Government securities.

         The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S.
Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

When-Issued Securities:

         The price of when-issued securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within 90 days of the purchase. During the period between purchase and settlement, no payment is made by the Portfolio to the issuer and no interest accrues to the Portfolio. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. Such when-issued securities may be sold prior to the settlement date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Portfolio to the issuer and no interest accrues to the Portfolio. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. While when-issued securities may be sold prior to the settlement date, the Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

Mortgage-Backed Securities:

         Principal and interest payments made on the mortgages in an underlying mortgage pool are passed through to the Portfolio. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Portfolio. This principal is returned to the Portfolio at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage securities were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Asset-Backed Securities:

         Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.


         Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support."


         Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

         Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support." Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

         Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Portfolio may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Portfolio.


         Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve portfolios" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

         Automobile Receivable Securities. Asset-backed securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.


         Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.


         Credit Card Receivable Securities. Asset-backed securities may be backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to Portfolio the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

         Credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.


Warrants:

         Investments in warrants is pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Certain Risks of Foreign Investing:

          Currency Fluctuations. Investment in securities denominated in foreign currencies involves certain risks. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio's assets denominated in that currency. Such changes will also affect a Portfolio's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of a Portfolio's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens). The value of a Portfolio's securities denominated in that currency would be expected to decline.

          Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such countries and may increase the cost and expenses of a Portfolio. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Portfolio invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. Although these restrictions may in the future make it undesirable to invest in these countries, Sub-advisor does not believe that any current repatriation restrictions would affect its decision to invest in these countries.


          Market Characteristics. Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.


          Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. For example, the Philippines' National Assembly was dissolved in 1986 following a period of intense political unrest and the removal of President Marcos. During the 1960's, the high level of communist insurgency in Malaysia paralyzed economic activity, but by the 1970's these communist forces were suppressed and normal economic activity resumed. In 1991, the existing government in Thailand was overthrown in a military coup. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border between North and South Korea.

          Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.


          Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

          Taxes. The dividends and interest payable on certain of a Portfolio's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio.


          Costs. Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio are higher.

          Other.   With  respect  to  certain  foreign   countries,   especially
developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

          Eastern Europe. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Portfolio's assets invested in such countries and these authorities may not qualify as a foreign custodian under the Investment Company Act of 1940 and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.


 Latin America

     The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers and result in significant disruption in securities markets. Persistent levels of inflation or in some cases, hyperinflation, have led to high interest rates, extreme measures by governments to keep inflation in check and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. In addition, a number of Latin American Countries are also among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economics.

     Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Portfolio to engage in foreign currency transactions designed to protect the value of the Portfolio's interests in securities denominated in such currencies.




     PORTFOLIO TURNOVER: High turnover involves correspondingly greater brokerage commissions, other transaction costs and a possible increase in short-term capital gains or losses. For the year ended December 31, 1994, and for the year ended December 31, 1995 the Seligman Henderson International Equity Portfolio's rates of turnover were 48.69% and ______% respectively. The turnover rate for the Lord Abbett Growth and Income Portfolio for the year ended December 31, 1994 was 60.47% and for the year ended December 31, 1995 was _____%. The turnover rate for the JanCap growth Portfolio for the year ended December 31, 1994 was 93.92% and for the year ended December 31, 1995 was _____%. The policy of the AST Money Market Portfolio of investing only in securities maturing 397 days or less from the date of acquisition or purchased pursuant to repurchase agreements that provide for repurchase by the seller within 397 days from the date of acquisition will result in a high portfolio turnover rate. The turnover rate for the Federated Utility Income Portfolio for the year ended December 31, 1994 was 54.26% and for the year ended December 31, 1995 was _____%. The turnover rate for the AST Phoenix Balanced Asset Portfolio for the year ended December 31, 1994 was 86.50% and for the year ended December 31, 1995 was _____%. The turnover rate for the Federated High Yield Portfolio from January 3, 1994 (commencement of operations) to December 31, 1994 was 40.55% and for the year ended December 31, 1995 was _____%. The turnover rate for the T. Rowe Price Asset Allocation Portfolio from January 3, 1994 (commencement of operations) to December 31, 1994 was 31.62% and for the year ended December 31, 1995 was _____%. The turnover rate for the T. Rowe Price International Equity Portfolio from January 3, 1994 (commencement of operations) to December 31, 1994 was 15.70% and for the year ended December 31, 1995 was _____%. The turnover rate for the Founders Capital Appreciation Portfolio from January 3, 1994 (commencement of operations) to December 31, 1994 was 197.93% and for the year ended December 31, 1995 was _____%. The turnover rate for the INVESCO Equity Income Portfolio from January 3, 1994 (commencement of operations) to December 31, 1994 was 62.87% and for the year ended December 31, 1995 was _____%. The turnover rate for the PIMCO Total Return Bond Portfolio from January 3, 1994 (commencement of operations) to December 31, 1994 was 139.25% and for the year ended December 31, 1995 was _____%. The turnover rate for the AST Scudder International Bond Portfolio from May 1, 1994 (commencement of operations) to December 31, 1994 was 163.27% and for the year ended December 31, 1995 was _____%. [The turnover rate for the T. Rowe Price International Bond Portfolio from May 1, 1994 (commencement of operations) to December 31, 1994 was 163.27% and for the year ended December 31, 1995 was ___%.] The portfolio turnover rate for the Berger Capital Growth Portfolio from October 19, 1994 (commencement of operations) to December 31, 1994 was 5.36% and for the year ended December 31, 1995 was _____%. The portfolio turnover rate respectively from May 2, 1995 (commencement of operations) to December 31, 1995 for the Seligman Henderson International Small Cap Portfolio, the T. Rowe Price Natural Resources Portfolio and the PIMCO Limited Maturity Bond Portfolio was _____%, ____% and _____%. No portfolio turnover rate is available for [R&S INSERT] because this Portfolio first became effective as of the date of this Statement.


MANAGEMENT: The overall management of the business and affairs of the Trust is vested with the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust's agreements with the Trust's Investment Manager and the agreements between the Investment Manager and each Sub-advisor, Administrator, Custodian and Transfer and Shareholder Servicing Agent. The day-to-day operations of the Trust are delegated to the Trust's officers subject always to the investment objectives and policies of the Trust and to the general supervision of the Board of Trustees.

         The Trustees and officers of the Trust and their principal occupations are listed below. Unless otherwise indicated, the address of each Trustee and executive officer is One Corporate Drive, Shelton, Connecticut 06484:

Name and Office                            Principal Occupation

Gordon C. Boronow*+                        President and
     Executive Vice President              Chief Operating Officer:
     and Trustee                           American Skandia Life
                                           Assurance Corporation

Jan R. Carendi*+                           Executive Vice President
     President, Chief Executive Officer    and Member of Corporate Management
     and Trustee                           Group, Skandia Insurance Company Ltd.

David E. A. Carson                         President, Chairman and Chief
     Trustee                               Executive Officer
                                           People's Bank
                                           850 Main Street
                                           Bridgeport, Connecticut  06604

Richard G. Davy, Jr.*+                     Controller
     Controller                            American Skandia Investment
                                           Services, Incorporated

Thomas M. Mazzaferro*+                     Executive Vice President and
     Treasurer                             Chief Financial Officer:
                                           American Skandia Life
                                           Assurance Corporation

Thomas M. O'Brien                         President and Chief Executive Officer:
     Trustee                              North Side Savings Bank
                                          170 Tulip Avenue
                                          Floral Park, New York  11001

Mary Ellen O'Leary*                        Corporate Counsel:
     Corporate Secretary                   American Skandia Life
                                           Assurance Corporation


M. Priscilla Pannell*+                     Assistant Corporate Secretary:
     Assistant Corporate Secretary         American Skandia Life
                                           Assurance Corporation

F. Don Schwartz                            Management Consultant
     Trustee                               1101 Penn Grant Road
                                           Lancaster, PA 17602
* Interested person as defined in the Investment Company Act of 1940.

+ Individuals are officers and/or directors of one or more of the following companies: The Investment Manager (ASISI), American Skandia Life Assurance Corporation, American Skandia Marketing, Incorporated (the principal underwriter for various annuities deemed to be securities for American Skandia Life Assurance Corporation) and the immediate parent of each these companies - American Skandia Investment Holding Corporation.


     The interested Trustees and officers of the Trust do not receive compensation directly from the Trust for serving in such capacities. However, those officers and Trustees of the Trust who are affiliated with the Investment Manager or the Trust's Transfer and Shareholder Servicing Agent and Administrator may receive remuneration indirectly, as such entities will receive fees from the Trust for the services they provide. Each of the other Trustees receives an annual fee paid by the Trust plus expenses for each meeting of the Board and of shareholders which he or she attends. For the year ended December 31, 1995, the Trust paid to its disinterested Trustees fees and expenses for all meetings of the Board and any committee meetings attended in the aggregate amount of $________.


         Under the terms of the Massachusetts General Corporation Law, the Trust may indemnify any person who was or is a Trustee, officer or employee of the Trust to the maximum extent permitted by the Massachusetts General Corporation Law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Board of Trustees, by a majority vote of a quorum which consists of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"), nor parties to the proceeding, or (ii) if the required quorum is not obtainable or if a quorum of such Trustees so directs by independent legal counsel in a written opinion. No indemnification will be provided by the Trust to any Trustee or officer of the Trust for any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

MANAGEMENT OF THE TRUST:

         Investment Management Agreements: The Trust has entered into Investment Management Agreements with the Investment Manager (the "Management Agreements"). The Investment Manager furnishes each Portfolio with investment advice and certain administrative services with respect to the applicable Portfolio's assets subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager has engaged the Sub-advisors noted below to conduct the investment programs of each Portfolio. Under the terms of the Management Agreements, the Investment Manager furnishes, at its expense, such personnel as is required by each Portfolio for the proper conduct of its affairs and engages the Sub-advisors to conduct the investment programs pursuant to the Investment Manager's obligations under the Management Agreements. The Investment Manager, not the Trust, is responsible for the expenses of conducting the investment programs. The Sub-advisor is responsible for the expenses of conducting the investment programs in relation to the applicable Portfolio pursuant to agreements between the Investment Manager and each Sub-advisor. Each Portfolio pays all of its other expenses, including but not limited to, brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depository, transfer and shareholder servicing agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and Trustees if available) of the Trust which inure to its benefit, expenses relating to Trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders. Expenses incurred by the Trust not directly attributable to any specific Portfolio and Portfolios are allocated on the basis of the net assets of the respective Portfolios.

         Under the terms of the Management Agreements, the Investment Manager is permitted to render services to others. The Management Agreements provide that neither the Investment Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the applicable Portfolios, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Management Agreements.

         The Investment Manager has agreed, by the terms of the Management Agreement for the Seligman Henderson International Equity Portfolio, to
reimburse the Portfolio for any fiscal year in order to prevent Portfolio expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, determined by the Trust or the Investment Manager, but inclusive of the management fee) from exceeding the most restrictive expense limitations imposed by the securities laws or regulations of those states or jurisdictions in which the Portfolio's shares may be registered or qualified for sale. Currently, the most restrictive of such expense limitation would require the Investment Manager to reimburse the Portfolio so that ordinary expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) for any fiscal year do not exceed 2.5% of the first $30 million of the Portfolio's average daily net assets, plus 2.0% of the next $70 million, plus 1.5% of the Portfolio's average daily net assets in excess of $100 million. For the year ended December 31, 1992, the current Investment Manager voluntarily agreed to reimburse the Portfolio for certain operating expenses in excess of 2.5% of the average daily net assets of the Portfolio. Commencing April 1, 1993, the Investment Manager has voluntarily agreed to reimburse certain operating expenses in excess of 1.75% on the first $100 million of the Portfolio's average daily net assets. This voluntary agreement may be terminated by the Investment Manager at any time.

         The Investment Manager has agreed by the terms of the Management Agreements for the other Portfolios to reimburse each Portfolio for any fiscal year in order to prevent Portfolio expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, determined by the Trust or the Investment Manager, but inclusive of the management fee), from exceeding a specified percentage of each Portfolio's average daily net assets, as follows:

          Seligman Henderson International Small Cap Portfolio: 1.75%

          Lord Abbett Growth and Income Portfolio: 1.25%.

          JanCap Growth Portfolio: 1.35%.

          AST Money Market Portfolio:  0.65%.

     The  Investment   Manager  has  voluntarily  agreed  to  reimburse  certain
operating expenses in excess of .60% for the AST Money Market Portfolio. This voluntary agreement may be terminated by the Investment Manager at any time.

         Federated Utility Income Portfolio:  1.25%

         Federated High Yield Portfolio: 1.15%

         AST Phoenix Balanced Asset Portfolio:  1.25%



         T. Rowe Price Asset Allocation Portfolio:  1.25%

         T. Rowe Price International Equity Portfolio:  1.75%

         T. Rowe Price Natural Resources Portfolio: 1.35%

         [T. Rowe Price International Bond Portfolio: 1.75%]

         Founders Capital Appreciation Portfolio:  1.30%

         INVESCO Equity Income Portfolio:  1.20%

         PIMCO Total Return Bond Portfolio:  1.05%

         PIMCO Limited Maturity Bond Portfolio:  1.05%

         AST Scudder International Bond Portfolio:  1.75%


         Berger Capital Growth Portfolio:  1.25%


         Robertson Stephens Value + Growth Portfolio: 1.45%

         Each Management Agreement will continue in effect from year to year, provided it is approved, at least annually, in the manner stipulated in the 1940 Act. This requires that each Management Agreement and any renewal be approved by a vote of the majority of the Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Management Agreement may be terminated without penalty on sixty days' written notice by vote of a majority of the Board of Trustees or by the Investment Manager, or by holders of a majority of the applicable Portfolio's outstanding shares, and will automatically terminate in the event of its "assignment" as that term is defined in the 1940 Act.


         The Administrator and Transfer and Shareholder Servicing Agent: PFPC Inc., a Delaware corporation which is an indirect wholly-owned subsidiary of PNC Financial Corp., 103 Bellevue Parkway, Wilmington, Delaware 19809, currently serves as the Trust's Administrator and as the Trust's Transfer and Shareholder Servicing Agent.

     The Administration and Accounting Services Agreement: Under a Trust Accounting and Administration Agreement (the "Administration Agreement") dated May 1, 1992, PFPC, Inc. (the "Administrator") provides certain fund accounting and administrative services to the Trust, as described in the Prospectus.


         Pursuant to the terms of the Administration Agreement, the Administrator shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which the Administration Agreement relates, except for a loss or expense resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, partner, employee or agent of the Administrator, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Administrator's duties hereunder) to be rendering such services to or acting solely for the Trust and not as an officer, director, partner employee or agent or one under the control or direction of the Administrator even though paid by them.


     Compensation for the services and facilities provided by the Administrator under the Administration Agreement includes the Administrator's out-of pocket expenses. "Out-of-pocket" expenses of the Administrator include, but are not limited to: postage and mailing, forms, envelopes, checks, toll-free lines (if requested by the Trust), telephone, hardware and telephone lines for remote terminals (if required by the Trust), wire fees, certificate issuance fees, microfiche and microfilm, telex, federal express, outside independent pricing service charges, record retention/storage and proxy solicitation, mailing and tabulation expenses (if required by the Trust).


         For the period from January 1, 1995 to December 31, 1995, the Trust paid its current Administrator $_______. For the period from January 1, 1994 to December 31, 1994, the Trust paid its current Administrator $1,192,633. For the period from June 30, 1993 to December 31, 1993, the Trust paid its current Administrator $228,037.


         The Administration Agreement provides that it will continue in effect from year to year. The Administration Agreement is terminable, without penalty, by the Board of Trustees, by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities, or by the Administrator, on not less than sixty days' notice. The Administration Agreement shall automatically terminate upon its assignment by the Administrator without the prior written consent of the Trust, provided, however, that no such assignment shall release Administrator from its obligations under this Agreement.

BROKERAGE ALLOCATION: Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Trust are made for each Portfolio by its Sub-advisor. Each Sub-advisor is authorized to allocate the orders placed by it on behalf of the applicable Portfolio to such brokers who also provide research or statistical material, or other services to the Portfolio or the Sub-advisor for the use of the applicable Portfolio. Such allocation shall be in such amounts and proportions as the Sub-advisor shall determine and the Sub-advisor will report on said allocations either to the Investment Manager, which will report on such allocations to the Board of Trustees, or, if requested, directly to the Board of Trustees. Such reports will indicate the brokers to whom such allocations have been made and the basis therefor. The Sub-advisor may consider sale of shares of the Portfolio, as well as the recommendations of the Investment Manager, as factors in the selection of brokers to execute portfolio transactions for a Portfolio, subject to the requirements of best net price and most favorable execution.

         Subject to the rules promulgated by the SEC, as well as other regulatory requirements, a Sub-advisor also may allocate orders to brokers or dealers affiliated with the Sub-advisor or the Investment Manager. Such allocation shall be in such amounts and proportions as the Sub-advisor shall determine and the Sub-advisor will report on said allocations either to the Investment Manager, which will report on such allocations to the Board of Trustees, or, if requested, directly to the Board of Trustees.


         In  selecting a broker to execute  each  particular  transaction,  each
Sub-advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, a Sub-advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Portfolio to pay a broker that provides research services to the Sub-advisor an amount of commission for effecting an investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Sub-advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Sub-advisor's ongoing responsibilities with respect to a Portfolio. For the year ended December 31, 1993, for the year ended December 31, 1994, and for the year ended December 31, 1995, respectively, aggregate brokerage commissions of $928,123; $2,244,147; and $______, respectively, were paid in relation to brokerage transactions for the Trust. Less than ___% of the Trust's aggregate brokerage commissions were paid to affiliates of Sub-advisors for the year ended December 31, 1995.


ALLOCATION OF INVESTMENTS: The Sub-advisors have other advisory clients, some of which have similar investment objectives to one or more Portfolios for which advisory services are being provided. In addition, a Sub-advisor may be engaged to provide advisory services for more than one of the Trust's Portfolios. There will be times when a Sub-advisor may recommend purchases and/or sales of the same securities for a Portfolio and such Sub-advisor's other clients. In such circumstances, it will be the policy of each Sub-advisor to allocate purchases and sales among a Portfolio and its other clients, including other Trust
Portfolios for which it provides advisory services, in a manner which the Sub-advisor deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding period and other pertinent factors relative to each account.

REGULATORY MATTERS: The Staff of Securities and Exchange Commission ("SEC") has taken the position that the purchase and sale of futures contracts and the writing of related options may involve senior securities for the purposes of the restrictions contained in Section 18 of the Investment Company Act of 1940 on investment companies' issuing senior securities. However, the Staff has issued letters declaring that it will not recommend enforcement action under Section 18 if an investment company:

         (i) sells futures contracts to offset expected declines in the value of the investment company's securities, provided the value of such futures contracts does not exceed the total market value of those securities (plus such additional amount as may be necessary because of differences in the volatility factor of the securities vis-a-vis the futures contracts);

         (ii) writes call options on futures contracts, stock indexes or other securities, provided that such options are covered by the investment company's holding of a corresponding long futures position, by its ownership of securities which correlate with the underlying stock index, or otherwise;

         (iii) purchases futures contracts, provided the investment company establishes a segregated account ("cash segregated account") consisting of cash or cash equivalents in an amount equal to the total market value of such futures contracts less the initial margin deposited therefor; and

         (iv) writes put options on futures contracts, stock indexes or other securities, provided that such options are covered by the investment company's holding of a corresponding short futures position, by establishing a cash segregated account in an amount equal to the value of its obligation under the option, or otherwise.

         Each Portfolio will conduct its purchases and sales of any futures contracts and writing of related options transactions in accordance with the foregoing.

COMPUTATION OF NET ASSET VALUES: The Trust determines the net asset values of a Portfolio's shares at the close of the New York Stock Exchange (the "Exchange"), currently 4:00 p.m., on each day that the Exchange is open for business and on such other days as there is sufficient trading in such Portfolio's securities to affect materially its net asset value per share except for New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

         All  Portfolios  with the exception of the AST Money Market  Portfolio:
The net asset value per share of all of the Portfolios with the exception of the AST Money Market Portfolio is determined by dividing the market value of its securities as of the close of trading plus any cash or other assets (including dividends and accrued interest receivable) less all liabilities (including accrued expenses), by the number of shares outstanding. Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were not transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair market value as determined in good faith by the Board of Trustees. Short-term obligations with more than sixty days remaining to maturity are valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis on the value on such date unless the Trustees determine that this amortized cost value does not represent fair market value. Expenses and fees, including the investment management fees, are accrued daily and taken into account for the purpose of determining net asset value of shares.

         Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of the shares of a Portfolio are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the Exchange, which will not be reflected in the computation of net asset values. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Trustees.

         For purposes of determining the net asset value per share of each Portfolio all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

         AST Money Market Portfolio: For the AST Money Market Portfolio, all securities are valued by the amortized cost method. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of $1.00. No assurance can be given that this goal can be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If a difference of more than 1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Trustees will take steps necessary to reduce such deviation, such as changing dividend policy, shortening the average maturity of the investments in the Portfolio or realizing gains or losses.


     PURCHASE AND REDEMPTION OF SHARES: A complete description of the manner by which the Trust's shares may be purchased and redeemed appears in the Prospectus under the heading "Purchase and Redemption of Shares."

TAX MATTERS: A description of some of the tax considerations generally affecting the Trust and its shareholders is found in the section of the Prospectus entitled "Tax Matters." No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders. The discussion in the Prospectus are not intended as a substitute for careful tax planning.



UNDERWRITER:

The Trust is presently used for funding variable annuities, and may also be used for funding variable life insurance. Pursuant to an exemptive order of the Securities and Exchange Commission, the Trust may also sell its shares directly to qualified plans. If the Trust does so, it intends to use American Skandia Marketing, Incorporated ("ASM, Inc."), as underwriter, if so required by applicable law. ASM, Inc. is registered as a broker-dealer with the Securities and Exchange Commission and the National Association of Securities Dealers. It is an affiliate of American Skandia Life Assurance Corporation, being a wholly-owned subsidiary of American Skandia Investment Holding Corporation. As of the date of this Prospectus, ASM, Inc. has not received payments from the Trust in connection with any brokerage or underwriting services provided to the Trust.

OTHER INFORMATION:


Principal Holders: As of _____, 1996 the amount of shares of the Trust owned by the _____ persons who were officers and directors at that time, and are expected to be officers and directors as of the date of this Statement, and who are shown as such in the section of this Statement entitled "Management," was less than one percent of the shares.


The Participating Insurance Companies and Qualified Plans are not obligated to continue to invest in shares of any Portfolio under all circumstances. Variable annuity and variable life insurance policy holders should refer to the prospectuses for such products for a description of the circumstances in which such a change might occur.

Reports to Holders: Holders of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies and Qualified Plans for which shares of the Trust are the investment vehicle will receive from the Participating Insurance Companies or Qualified Plans, as applicable, unaudited semi-annual financial statements and audited year-end financial statements. Participants in Qualified Plans will receive from trustees of the Qualified Plans, or directly from the Trust as applicable, unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Trust and the market values of the investments and will provide other information about the Trust and its operations


Performance Information: The Prospectus contains a brief description of how performance is calculated. Quotations of average annual return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in such Portfolio over periods of 1, 5, and 10 years (up to the life of the Portfolio). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1+T)n=ERV (where P= a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The total return of each Portfolio, computed as of December 31, 1995, is shown in the table below (to be filed by amendment):


                                                              Total Return
               Portfolio Name                      Date       One      Three      Five        Since
                                              Available for   Year     Years      Years    Inception
                                                   Sale
--------------------------------------------- --------------- -------- ---------- -------- -------------
Seligman   Henderson   International
  Equity   Portfolio
Seligman   Henderson International
  Small Cap Portfolio
Lord Abbett Growth and Income Portfolio
JanCap Growth  Portfolio
Federated  Utility  Income  Portfolio
Federated  High  Yield Portfolio
AST Phoenix  Balanced Asset  Portfolio
T. Rowe Price Asset  Allocation Portfolio
T. Rowe Price  International  Equity  Portfolio
T. Rowe Price  Natural Resources  Portfolio
[T. Rowe Price International Bond Portfolio]
Founders  Capital  Appreciation  Portfolio
INVESCO Equity Income  Portfolio
PIMCO Total Return Bond Portfolio
PIMCO Limited  Maturity Bond Portfolio
AST Scudder  International Bond Portfolio
Berger Capital Growth Portfolio

         Quotations of a Portfolio's yield are based on the investment income per share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                            YIELD = 2[(a-b + 1)6 -1]
                                       cd

where    a = dividend and interest income
         b = expenses accrued for the period
         c = average daily number of shares outstanding during the period that were entitled to receive dividends d = maximum net asset value per share on the last day of the period


         The AST Money Market Portfolio yield refers to the income generated by an investment in the Portfolio over a seven-day period expressed as an annual percentage rate. Such Portfolio also may calculate an effective yield by compounding the base period return over a one-year period. The effective yield will be slightly higher than the yield because of the compounding effect on this assumed reinvestment.



         The current yield and effective yield calculations for shares of the AST Money Market Portfolio are illustrated for the seven-day period ended December 31, 1995:


                           AST Money Market Portfolio


                          Current Yield Effective Yield
                                            ------%           -----%



         Such Portfolio's total return is based on the overall dollar or percentage change in value of a hypothetical investment in the Portfolio assuming dividend distributions are reinvested. A cumulative total return reflects the hypothetical annual compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Portfolio's performance, investors should recognize that they are not the same as actual year-by-year results.


FINANCIAL STATEMENTS: Included in this Statement of Additional Information are audited financial statements for the Trust for the year ended December 31, 1995. To the extent and only to the extent that any statement in a document incorporated by reference into this Statement is modified or superseded by a statement in this Statement or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Statement.


         You may obtain, without charge, a copy of any or all the documents incorporated by reference in this Statement, including any exhibits to such documents which have been specifically incorporated by reference. We do so upon receipt of your written or oral request. Please address your request to American Skandia Trust, P.O. Box 883, Shelton, Connecticut, 06484. Our phone number is
(203) 926-1888.


                           (To Be Filed By Amendment)

                                    APPENDIX

Description of Certain Debt Securities Ratings

Moody's Investors Service, Inc. ("Moody's")

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, it is improbable that such changes would impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the highest rated bonds because margins of protection may not be as large as in Aaa securities, or because fluctuation of protective elements may be of greater amplitude, or because there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but certain characteristics may exist which suggest a susceptibility to impairment in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Although interest payments and principal security appear adequate for the present, certain protective elements may be lacking or may be characteristically unreliable over time. Such bonds lack high quality investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative to a large degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation ("Standard & Poor's")

         AAA -- Debt issues rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt issues rated AA have a strong capacity to pay interest and repay principal, and differ only in small degree from the highest rated issues.

         A -- Debt issues rated A have a strong capacity to pay interest and repay principal but they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt issues in higher rated categories.

         BBB -- Debt issues rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to weaken their capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC -- Debt rated BB, B, CCC, and CC is regarded on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC is the highest degree of speculative. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

         C -- The rating C is reserved for income bonds on which no interest is paid.

         D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Description of Certain Commercial Paper Ratings

Moody's

         Prime-1 -- Issuers (or related supporting institutions) rated Prime-1 have a superior capacity for repayment of short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 -- Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 -- Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's

         A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1 -- This designation indicates that the degree of security regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming security characteristics are given a plus (+) sign designation.

         A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

         A-3 -- Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of the changes in circumstances than obligations carrying the higher designations.

PART C.      OTHER INFORMATION

ITEM 24.  Financial Statements and Exhibits

(a) Financial statements contained in Part A:

Financial Highlights for the period April 19, 1989 (commencement of operations) to December 31, 1995.

Financial Statements contained in Part B:


(1) Independent Auditors' Report;
(2) Portfolios of Investments as of December 31, 1995;
(3) Statements of Assets and  Liabilities as of December 31, 1995;
(4) Statements of Operations  for the year ended  December 31, 1995;
(5) Statements  of Changes in Net Assets for the year ended
    December  31,  1995;
(6) Financial  Highlights  for the period  April 19, 1989
    (commencement of operations) to December 31, 1995;


(b) Exhibits


* 1. (a) Form of Declaration of Trust of Registrant.

i    (b) Amendment to Agreement and Declaration of Trust of Registrant.

ii   (c) Amendment to Declaration of Trust of Registrant.


* 2. Form of By-laws of Registrant.

3. None.

** 4. Specimen certificate for shares of beneficial interest of Registrant.

ii 5. (a) Investment Management Agreement between Registrant and American Skandia Life Investment Management, Inc. for the Henderson International Growth Portfolio.

ii (b) Investment Management Agreement between Registrant and American
Skandia Life Investment Management, Inc. for the Lord Abbett Growth and Income Portfolio.

iii (c) Investment Management Agreement between Registrant and American Skandia Life Investment Management, Inc. for the JanCap Growth Portfolio.

iii (d) Investment Management Agreement between Registrant and American Skandia Life Investment Management, Inc. for the AST Money Market.

iv (e) Investment Management Agreement between Registrant and American
Skandia Life Investment Management, Inc. for the Federated Utility Income Portfolio.

iv (f) Investment Management Agreement between Registrant and American
Skandia Life Investment Management, Inc. for the AST Phoenix Balanced Asset Portfolio.

v (g) Investment Management Agreement between Registrant and American
Skandia Life Investment Management, Inc. for the Federated High Yield Portfolio.

v (h) Investment Management Agreement between Registrant and American
Skandia Life Investment Management, Inc. for the AST Phoenix Capital Growth Portfolio.

v (i) Investment Management Agreement between Registrant and American
Skandia Life Investment Management, Inc. for the T. Rowe Price Asset Allocation Portfolio.

v (j) Investment Management Agreement between Registrant and American
Skandia Life Investment Management, Inc. for the T. Rowe Price International Equity Portfolio.

v (k) Investment Management Agreement between Registrant and American
Skandia Life Investment Management, Inc. for the Founders Capital Appreciation Portfolio.

v (l) Investment Management Agreement between Registrant and American
Skandia  Life  Investment  Management,   Inc.  for  the  INVESCO  Equity  Income
Portfolio.

v (m) Investment Management Agreement between Registrant and American
Skandia Life Investment Management, Inc. for the PIMCO Total Return Portfolio.

vi (n) Investment Management Agreement between Registrant and American
Skandia Life Investment Management, Inc. for the AST Scudder International Bond Portfolio.

vi (o) Investment Management Agreement between Registrant and American
Skandia Life Investment Management, Inc. for the Eagle Growth Equity Portfolio.

vii (p) Investment Management Agreement between Registrant and American
Skandia  Life  Investment  Management,   Inc.  for  the  Berger  Capital  Growth
Portfolio.

viii (q) Investment Management Agreement between Registrant and American
Skandia Life Investment Management, Inc. for Seligman Henderson International Small Cap Portfolio.

viii (r) Investment Management Agreement between Registrant and American
Skandia Life Investment Management, Inc. for T. Rowe Price Natural Resources Portfolio.

viii (s) Investment Management Agreement between Registrant and American
Skandia Life Investment Management, Inc. for PIMCO Limited Maturity Bond Portfolio.

(t) Investment Management Agreement between Registrant and American Skandia Investment Services, Incorporated for the T. Rowe Price International Bond Portfolio.

(u) Investment Management Agreement between Registrant and American Skandia Investment Services, Incorporated for the Robertson Stephens [R&S INSERT] Portfolio.

ii (v) Sub-advisory Agreement between American Skandia Life Investment
Management,   Inc.  and   Henderson   International,   Inc.  for  the  Henderson
International Growth Portfolio.

ii (w) Sub-advisory Agreement between American Skandia Life Investment Management, Inc. and Lord, Abbett & Co. for the Lord Abbett Growth and Income Portfolio.

iii (x) Sub-advisory Agreement between American Skandia Life Investment Management, Inc. and Janus Capital Corporation for the JanCap Growth Portfolio.

iii (y) Sub-advisory Agreement between American Skandia Life Investment Management, Inc. and J.P. Morgan Investment Management Inc. for the AST Money Market Portfolio.

iv (z) Sub-advisory Agreement between American Skandia Life Investment Management, Inc. and Federated Investment Counseling for the Federated Utility Income Portfolio.

iv (aa) Sub-advisory Agreement between American Skandia Life Investment Management, Inc. and Phoenix Investment Counsel, Inc. for the AST Phoenix Balanced Portfolio.

v (bb) Sub-advisory Agreement between American Skandia Life Investment Management, Inc. and Federated Investment Counseling for the Federated High Yield Portfolio.

v (cc) Sub-advisory Agreement between American Skandia Life Investment Management, Inc. and Phoenix Investment Counsel, Inc. for the AST Phoenix Capital Growth Portfolio.

v (dd) Sub-advisory Agreement between American Skandia Life Investment Management, Inc. and T. Rowe Price Associates, Inc. for the T. Rowe Price Asset Allocation Portfolio.

v (ee) Sub-advisory Agreement between American Skandia Life Investment Management, Inc. and Rowe Price-Fleming International, Inc. for the T. Rowe Price International Equity Portfolio.

v (ff) Sub-advisory Agreement between American Skandia Life Investment Management, Inc. and Founders Asset Management, Inc. for the Founders Capital Appreciation Portfolio.

v (gg) Sub-advisory Agreement between American Skandia Life Investment Management, Inc. and INVESCO Trust Company for the INVESCO Equity Income Portfolio.

v (hh) Sub-advisory Agreement between American Skandia Life Investment Management, Inc. and Pacific Investment Management Company for the PIMCO Total Return Portfolio.

vi (ii) Sub-advisory Agreement between American Skandia Life Investment Management, Inc. and Scudder, Stevens & Clark, Inc. for the AST Scudder International Bond Portfolio.

vi (jj) Sub-advisory Agreement between American Skandia Life Investment Management, Inc. and Eagle Asset Management, Inc. for the Eagle Growth Equity Portfolio.

vii (kk) Sub-advisory Agreement between American Skandia Life Investment Management, Inc. and Berger Associates, Inc.

viii (ll) Sub-Advisory Agreement between American Skandia Life Investment
Management,   Inc.  and  Seligman  Henderson  Co.  for  the  Seligman  Henderson
International Small Cap Portfolio.

viii (mm) Sub-Advisory Agreement between American Skandia Life Investment Management, Inc. and T. Rowe Price Associates, Inc. for the T. Rowe Price Natural Resources Portfolio.

viii (nn) Sub-Advisory Agreement between American Skandia Life Investment Management, Inc. and Pacific Investment Management Company for the PIMCO Limited Maturity Bond Portfolio.

viii (oo) Sub-Advisory Agreement between American Skandia Investment
Services, Incorporated and Seligman Henderson Co. for the Seligman Henderson International Equity Portfolio.

(pp) Sub-Advisory Agreement between American Skandia Investment Services, Incorporated and Rowe Price-Fleming International, Inc. for the T. Rowe Price International Bond Portfolio.

(qq) Sub-Advisory Agreement between American Skandia Investment Services, Incorporated and Robertson, Stephens & Company Investment Management, L.P. for the Robertson Stephens [R&S INSERT] Portfolio.

iii Amended Administration Agreement between Registrant and Provident Financial Processing Corporation

     ii 6.(a) Sales Agreement between Registrant and American Skandia Life Assurance Corporation.
          (b)  Underwriting  Agreement  between  Registrant  and
American Skandia Marketing, Incorporated (to be filed by amendment).

7. None.

iii 8. (a) Custodian Agreement between Registrant and Morgan Stanley Trust Company for the Henderson International Growth Portfolio.

iii (b) Amended Custodian Agreement between Registrant and Provident National Bank.

iii (c) Amended Transfer Agency Agreement between Registrant and Provident Financial Processing Corporation.

9. None.

10. Consent of counsel for the Registrant (to be filed by amendment).

11. Independent Auditors' Consent (to be filed by amendment).

12. None.

** 13. Certificate re: initial $100,000 capital.

14. None.

15. None.

*** 16. Calculation of Total Return.

17. Not Applicable. --------------------------

* Filed as an Exhibit to Pre-Effective Amendment No. 1 to Registration Statement, which Amendment was filed on October 7, 1988, and is incorporated herein by reference.

** Filed as an Exhibit to Pre-Effective Amendment No. 2 to Registration Statement, which Amendment was filed on April 20, 1989, and is incorporated herein by reference.

*** Filed as an Exhibit to Post-Effective Amendment No. 1 to Registration Statement, which Amendment was filed on March 2, 1990, and is incorporated herein by reference.

i Filed as an Exhibit to Post-Effective Amendment No. 2 to Registration Statement, which Amendment was filed on April 30, 1991, and is incorporated herein by reference.

ii Filed as an Exhibit to Post-Effective Amendment No. 4 to Registration Statement, which Amendment was filed on August 25, 1992, and is incorporated herein by reference.

iii Filed as an Exhibit to Post-Effective Amendment No. 5 to Registration Statement, which Amendment was filed on October 30, 1992, and is incorporated herein by reference.

iv Filed as an Exhibit to Post-Effective Amendment No. 7 to Registration Statement, which was filed on April 20, 1993 and is incorporated herein by reference.

v Filed as an Exhibit to Post-Effective Amendment No. 10 to Registration Statement, which Amendment was filed on December 9, 1993, and is incorporated herein by reference.

vi Filed as an Exhibit to Post-Effective Amendment No. 12 to Registration Statement which Amendment was filed on April 29, 1994, and is incorporated herein by reference.

vii Filed as an Exhibit to Post-Effective Amendment No. 13 to Registration Statement which Amendment was filed on October 12, 1994, and is incorporated herein by reference.

viii Filed as an Exhibit to Post-Effective Amendment No. 16 to Registration Statement which Amendment was filed on April 21, 1995, and is incorporated herein by reference.

ITEM 25. Persons Controlled By or Under Common Control with Registrant

                  See "Investment Manager and Investment Management  Agreements"
                  in  the   Prospectus   and  in  the  Statement  of  Additional
                  Information.

ITEM 26.          Number of Holders of Securities

                                                                         Number of Record Holders
                           Title of Class                               as of_March __, 1996
                           --------------                               --------------------

                           Henderson International
                           Growth Portfolio


                           Seligman Henderson International
                           Small Cap Portfolio


                           Lord Abbett Growth and
                           Income Portfolio

                           AST Money Market Portfolio

                           JanCap Growth Portfolio

                           Federated Utility Income Portfolio

                           AST Phoenix Balanced Asset Portfolio



                           Federated High Yield Portfolio

                           T. Rowe Price Asset Allocation Portfolio

                           T. Rowe Price International Equity Portfolio


                           T. Rowe Price Natural Resources Portfolio

                           [T. Rowe Price International Bond Portfolio]



                           Founders Capital Appreciation Portfolio

                           INVESCO Equity Income Portfolio

                           PIMCO Total Return Bond Portfolio


                           PIMCO Limited Maturity Bond Portfolio


                           AST Scudder International Bond Portfolio




                           [T. Rowe Price International Bond Portfolio]


                           Berger Capital Growth Portfolio


ITEM 27. Indemnification

         Article VIII of the Registrant's Declaration of Trust provides as follows:

                  The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or any other proceeding, whether civil or criminal, before any court or administrative legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or (b) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of any undertaking by or on behalf of such Covered Person repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (1) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (providing that a majority of the disinterested Trustees then in the office act on the matter), or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  Business and Other Connections of Investment Adviser.

         See "Management of the Trust" in the Prospectus and "Management" in the Statement of Additional Information.


ITEM 29. Principal Underwriters.



     Registrant's shares are offered exclusively as an investment medium for life insurance companies writing both variable annunity and variable life insurance policies. Pursuant to an exemptive order of the Securities and Exchange Commission, Registrant may also sell its shares directly to qualified plans. If Registrant does so, it intends to use American Skandia Marketing, Incorporated ("ASM, Inc."), as underwriter, if so required by applicable law.

     The following individuals, all of whom have as their principal business address, One Corporate Drive, Shelton, Connecticut 06484, are the current officers and/or directors of ASM, Inc.: Jan R. Carendi (Chief Executive Officer & Director); Gordon C. Boronow (Director); Wade A. Dokken (President, Chief Operating Officer, Chief Marketing Officer & Director); Thomas M. Mazzaferro (Executive Vice President & Chief Financial Officer); Amanda C. Sutyak (Executive Vice President); N. David Kuperstock (Vice President & Director); Alan H. Blank (Vice President & National Sales Manager); Don Thomas Peck (Vice President & National Sales Manager); Hayward Sawyer (Vice President & National Sales Manager); Paul DeSimone (Controller); M. Priscilla Pannell (Corporate Secretary); and Kristen E. Newall (Assistant Corporate Secretary).

     Of the above, the following individuals are also officers and/or directors of Registrant: Jan R. Carendi (President, Chief Executive Officer & Trustee); Gordon C. Boronow (Executive Vice President & Trustee); Thomas M. Mazzaferro (Treasurer); and M. Priscilla Pannell (Assistant Corporate Secretary).


ITEM 30. Location of Accounts and Records

         The  accounts,  books or other  documents  required to be maintained by
Section 31(a) of the Investment Company act of 1940 are maintained at the offices of the Trust, One Corporate Drive, Shelton, Connecticut 06484, except for those maintained by the Trust's Custodian.

ITEM 31. Management Services

         None.

ITEM 32. Undertakings

         None.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the Undersigned, thereunto duly authorized, in the City of Shelton and State of Connecticut, on the 15th day of February, 1996.
                                                       AMERICAN SKANDIA TRUST

                                                   By :_/s/ Mary Ellen O'Leary_
                                                            Mary Ellen O'Leary
                                                            Corporate Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                            Title                              Date


/s/ Jan R. Carendi*                         President (Chief                            02/15/96
Jan R. Carendi                              Executive Officer
                                            and Trustee)


/s/ Gordon Boronow*                         Executive Vice President                    02/15/96
Gordon C. Boronow                           and Trustee

/s/ Mary Ellen O'Leary                      Corporate Secretary                         02/15/96
Mary Ellen O'Leary

/s/ Thomas M. Mazzaferro                    Treasurer                                   02/15/96
Thomas M. Mazzaferro

/s/ Richard G. Davy, Jr.                    Controller                                  02/15/96
Richard G. Davy, Jr.

/s/ David E. A. Carson*                     Trustee                                     02/15/96
David E. A. Carson

/s/ Thomas M. O'Brien*                      Trustee                                     02/15/96
Thomas M. O'Brien

/s/ F. Don Schwartz*                        Trustee                                     02/15/96
F. Don Schwartz

                             *By:  /s/ Mary Ellen O'Leary
                               Mary Ellen O'Leary

                *Pursuant to Powers of Attorney previously filed

                                                      Registration No. 33-24962







                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    EXHIBITS
                   FILED WITH POST-EFFECTIVE AMENDMENT NO. 17
                                  TO FORM N-1A


                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933 AND
                         INVESTMENT COMPANY ACT OF 1940


                             AMERICAN SKANDIA TRUST

                                    Exhibits

                                Table of Contents

 Exhibit Number                   Description

     5(t) Investment Management Agreement between Registrant and American Skandia Investment Services, Incorporated for the
                                  T. Rowe Price  International Bond Portfolio


     5(u) Investment Management Agreement between Registrant and American Skandia Investment Services, Incorporated for the
                                  Robertson Stephens Value + Growth Portfolio


     5(pp) Sub-advisory Agreement Between American Skandia Investment Services, Incorporated and Rowe Price-Fleming International, Inc. for the T. Rowe Price International Bond Portfolio


     5(qq) Sub-advisory Agreement Between American Skandia Investment Services, Incorporated and Robertson, Stephens & Company
                                  Investment Management, L.P. for the Robertson Stephens Value + Growth Portfolio

      Exhibit Number             Description

         5(t)                    Investment Management Agreement
                                 between Registrant and American Skandia
                                 Investment Services, Incorporated for the
                                 T. Rowe Price International Bond Portfolio.

                         INVESTMENT MANAGEMENT AGREEMENT

               THIS AGREEMENT is made this 1st day of May, 1996 by and between American Skandia Trust, a Massachusetts business trust (the "Fund"), and American Skandia Investment Services, Incorporated, a Connecticut corporation (the "Investment Manager");

                                W I T N E S E T H

               WHEREAS, the Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations promulgated thereunder; and

               WHEREAS, the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"); and

               WHEREAS, the Fund and the Investment Manager desire to enter into an agreement to provide for the management of the assets of the T. Rowe Price International Bond Portfolio (the "Portfolio") on the terms and conditions hereinafter set forth.

               NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

               1. Management. The Investment Manager shall act as investment manager for the Portfolio and shall, in such capacity, manage the investment operations of the Portfolio, including the purchase, retention, disposition and lending of securities, subject at all times to the policies and control of the Fund's Board of Trustees. The Investment Manager shall give the Portfolio the benefit of its best judgments, efforts and facilities in rendering its services as investment manager.

     2. Duties of Investment Manager. In carrying out its obligation under paragraph 1 hereof, the Investment Manager shall:

     (a) supervise and manage all aspects of the Portfolio's operations:

     (b) provide the Portfolio or obtain for it, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Fund's Board of Trustees;

     (c) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Portfolio's shareholders, reports to and filings with the Securities and Exchange Commission, state Blue Sky authorities and other applicable regulatory authorities;

     (d)  provide  to the  Board of  Trustees  of the Fund on a  regular  basis,
written   financial   reports  and  analyses  on  the   Portfolio's   securities
transactions and the operations of comparable investment companies;

     (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and whether concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Investment Manager considers desirable for inclusion in the Portfolio;

     (f) determine what issuers and securities shall be represented in the Portfolio's portfolio and regularly report them in writing to the Board of Trustees;

     (g) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report in writing thereon to the Board of Trustees; and

     (h) take, on behalf of the Portfolio, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

               3. Broker-Dealer Relationships. The Investment Manager is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. The Investment Manager shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Fund's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, the Investment Manager's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of, execution at the best net price and in the most effective manner possible. The Investment Manager may consider sale of the shares of the Portfolio, subject to the requirements of best net price and most favorable execution.

               Consistent with this policy, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Fund may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker or dealer that provides research services to the Investment Manager for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Investment Manager, determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Investment Manager's ongoing responsibilities with respect to the Portfolio. The Investment Manager is further authorized to allocate the orders placed by it on behalf of the Portfolio to such brokers and dealers who also provide research or statistical material, or other services to the Fund or the Investment Manager. Such allocation shall be in such amounts and proportions as the Investment Manager shall determine and the Investment Manager will report on said allocations to the Board of Trustees of the Fund regularly as requested by the Board and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

     4.  Control  by  Board  of  Trustees.   Any  investment   program
undertaken by the Investment Manager pursuant to this Agreement, as well as any other activities undertaken by the Investment Manager on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Fund.

     5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Investment Manager shall at all times conform to:

     (a) all applicable provisions of the Investment Company Act and Investment Advisers Act and any rules and regulations adopted thereunder, as amended; and

     (b) the provisions of the Registration Statements of the Fund under the Securities Act of 1933 and the Investment Company Act, including the investment objectives, policies and restrictions, and permissible investments specified therein; and

     (c) the provisions of the Declaration of Trust of the Fund, as amended; and

     (d) the provisions of the By-laws of the Fund, as amended; and

     (e) any other applicable provisions of state and federal law.

     6. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Investment Manager as follows:

     (a) The Investment Manager shall furnish, at its expense and without cost to the Fund, the services of a President, Secretary, and one or more Vice Presidents of the Fund, to the extent at such additional officers may be required by the Fund for the proper conduct of its affairs.

     (b) The Investment Manager shall further maintain, at its expense and without cost to the Fund, a trading function in order to carry out its obligations under subparagraphs (f), (g) and (h) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Portfolio.

     (c) Nothing in subparagraph (a) hereof shall be construed to require the Investment Manager to bear:

                      (i) any of the costs (including  applicable  office space, facilities and equipment) of the services of a principal financial officer of the Fund whose normal duties consist of maintaining the financial accounts and books and records of the Fund; including the reviewing of calculations of net asset value and preparing tax returns; or

                      (ii) any of the costs (including  applicable office space, facilities and equipment) of the services of any of the personnel operating under the direction of such principal financial officer. Notwithstanding the obligation of the Fund to bear the expense of the functions referred to in clauses (i) and (ii) of this subparagraph (c), the Investment Manager may pay the salaries, including any applicable employment or payroll taxes and other salary costs, of the principal financial officer and other personnel carrying out such functions and the Fund shall reimburse the Investment Manager therefor upon proper accounting.

     (d) All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this paragraph 6. These expenses include but are not limited to brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depository, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and trustees if available) of the Fund which inure to its benefit, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.

               7. Delegation of Responsibilities. Upon the request of the Fund's Board of Trustees, the Investment Manager may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Investment Manager's cost in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Investment Manager of any Fund expense that the Investment Manager is not required to pay or assume under this Agreement shall not relieve the Investment Manager of any of its obligations to the Fund nor obligate the Investment Manager to pay or assume any similar Fund expense on any subsequent occasion.

               8. Engagement of Sub-advisors and Broker-Dealers. The Investment Manager may engage, subject to approval of the Fund's Board of Trustees, and where required, the shareholders of the Portfolio, a sub-advisor to provide advisory services in relation to the Portfolio. Under such sub-advisory agreement, the Investment Manager may delegate to the sub-advisor the duties outlined in subparaghs (e), (f), (g) and (h) of paragraph 2 hereof.

     9. Compensation. The Fund shall pay the Investment Manager in full compensation for services rendered hereunder an annual investment advisory fee, payable monthly, of .80% of the average daily net assets of the Portfolio.

               10. Expense Limitation. If, for any fiscal year of the Fund, the total of all ordinary business expenses of the Portfolio, including all investment advisory and administration fees but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, would exceed 1.05% of the average daily net assets of the Portfolio, the Investment Manager agrees to pay the Fund such excess expenses, and if required to do so pursuant to such applicable statute or regulatory authority, to pay to the Fund such excess expenses no later than the last day of the first month of the next succeeding fiscal year of the Fund. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the Fund's current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

               11. Non-Exclusivity. The services of the Investment Manager to the Portfolio are not to be deemed to be exclusive, and the Investment Manager shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Investment Manager may serve as officers or trustees of the Fund, and that officers or trustees of the Fund may serve as officers or directors of the Investment Manager to the extent permitted by law; and that the officers and directors of the Investment Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

               12. Term and Approval. This Agreement shall become effective on May 1, 1996 and shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

     (a) (i) by the Fund's Board of Trustees or (ii) by the vote of a majority of the Portfolio's outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act); and

     (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Fund trustees), by votes cast in person at a meeting specifically called for such purpose.

               13. Termination. This Agreement may be terminated at any time without the payment of any penalty or prejudice to the completion of any transactions already initiated on behalf of the Portfolio, by vote of the Fund's Board of Trustees or by vote of a majority of the Portfolio's outstanding voting securities, or by the Investment Manager, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement automatically terminates in the event of its assignment, the term "assignment" for the purpose having the meaning defined in Section 2(a)(4) of the Investment Company Act.

               14. Liability of Investment Manager and Indemnification. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Investment Manager or any of its officers, trustees or employees, it shall not be subject to liability to the Fund or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

               15. Liability of Trustees and Shareholders. A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees or shareholders individually but are binding only upon the assets and property of the Fund. Federal and state laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Fund or Investment Manager may have under applicable law.

               16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice, it is agreed that the address of the Fund shall be 126 High Street, Boston, Massachusetts, 02110, and the address of the Investment Manager shall be One Corporate Drive, Shelton, Connecticut 06484.

               17. Questions of  Interpretation.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Investment Company Act, reflected in any provision of this Agreement is released by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

                                                   AMERICAN SKANDIA TRUST


Attest:                                    By _________________________________
                                                    Gordon C. Boronow
_________________________                           Executive Vice President


                                                   AMERICAN SKANDIA INVESTMENT
                                                      SERVICES INCORPORATED


Attest:                                    By _________________________________
                                                     Thomas M. Mazzaferro
_____________________________                President & Chief Operating Officer

      Exhibit Number                Description


         5(u)                     Investment  Management  Agreement  between
                                  Registrant and American Skandia Investment Services, Incorporated for the Roberston Stephens Value + Growth Portfolio.

                         INVESTMENT MANAGEMENT AGREEMENT

               THIS AGREEMENT is made this 1st day of May, 1996 by and between American Skandia Trust, a Massachusetts business trust (the "Fund"), and American Skandia Investment Services, Incorporated, a Connecticut corporation (the "Investment Manager");

                                W I T N E S E T H

               WHEREAS, the Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations promulgated thereunder; and

               WHEREAS, the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"); and


     WHEREAS, the Fund and the Investment Manager desire to enter into an agreement to provide for the management of the assets of the Robertson Stephens Value + Growth Portfolio (the "Portfolio") on the terms and conditions hereinafter set forth.


               NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

               1. Management. The Investment Manager shall act as investment manager for the Portfolio and shall, in such capacity, manage the investment operations of the Portfolio, including the purchase, retention, disposition and lending of securities, subject at all times to the policies and control of the Fund's Board of Trustees. The Investment Manager shall give the Portfolio the benefit of its best judgments, efforts and facilities in rendering its services as investment manager.

     2. Duties of Investment Manager. In carrying out its obligation under paragraph 1 hereof, the Investment Manager shall:

     (a) supervise and manage all aspects of the Portfolio's operations:

     (b) provide the Portfolio or obtain for it, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Fund's Board of Trustees;

     (c) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Portfolio's shareholders, reports to and filings with the Securities and Exchange Commission, state Blue Sky authorities and other applicable regulatory authorities;

     (d)  provide  to the  Board of  Trustees  of the Fund on a  regular  basis,
written   financial   reports  and  analyses  on  the   Portfolio's   securities
transactions and the operations of comparable investment companies;

     (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and whether concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Investment Manager considers desirable for inclusion in the Portfolio;

     (f) determine what issuers and securities shall be represented in the Portfolio's portfolio and regularly report them in writing to the Board of Trustees;

     (g) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report in writing thereon to the Board of Trustees; and

     (h) take, on behalf of the Portfolio, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

               3. Broker-Dealer Relationships. The Investment Manager is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. The Investment Manager shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Fund's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, the Investment Manager's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of, execution at the best net price and in the most effective manner possible. The Investment Manager may consider sale of the shares of the Portfolio, subject to the requirements of best net price and most favorable execution.

               Consistent with this policy, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Fund may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker or dealer that provides research services to the Investment Manager for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Investment Manager, determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Investment Manager's ongoing responsibilities with respect to the Portfolio. The Investment Manager is further authorized to allocate the orders placed by it on behalf of the Portfolio to such brokers and dealers who also provide research or statistical material, or other services to the Fund or the Investment Manager. Such allocation shall be in such amounts and proportions as the Investment Manager shall determine and the Investment Manager will report on said allocations to the Board of Trustees of the Fund regularly as requested by the Board and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.


     4.  Control  by  Board  of  Trustees.   Any  investment   program
undertaken by the Investment Manager pursuant to this Agreement, as well as any other activities undertaken by the Investment Manager on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Fund.


     5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Investment Manager shall at all times conform to:

     (a) all applicable provisions of the Investment Company Act and Investment Advisers Act and any rules and regulations adopted thereunder, as amended; and

     (b) the provisions of the Registration Statements of the Fund under the Securities Act of 1933 and the Investment Company Act, including the investment objectives, policies and restrictions, and permissible investments specified therein; and

     (c) the provisions of the Declaration of Trust of the Fund, as amended; and

     (d) the provisions of the By-laws of the Fund, as amended; and

     (e) any other applicable provisions of state and federal law.

     6. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Investment Manager as follows:

     (a) The Investment Manager shall furnish, at its expense and without cost to the Fund, the services of a President, Secretary, and one or more Vice Presidents of the Fund, to the extent at such additional officers may be required by the Fund for the proper conduct of its affairs.

     (b) The Investment Manager shall further maintain, at its expense and without cost to the Fund, a trading function in order to carry out its obligations under subparagraphs (f), (g) and (h) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Portfolio.

     (c) Nothing in subparagraph (a) hereof shall be construed to require the Investment Manager to bear:

                      (i) any of the costs (including  applicable  office space, facilities and equipment) of the services of a principal financial officer of the Fund whose normal duties consist of maintaining the financial accounts and books and records of the Fund; including the reviewing of calculations of net asset value and preparing tax returns; or

                      (ii) any of the costs (including  applicable office space, facilities and equipment) of the services of any of the personnel operating under the direction of such principal financial officer. Notwithstanding the obligation of the Fund to bear the expense of the functions referred to in clauses (i) and (ii) of this subparagraph (c), the Investment Manager may pay the salaries, including any applicable employment or payroll taxes and other salary costs, of the principal financial officer and other personnel carrying out such functions and the Fund shall reimburse the Investment Manager therefor upon proper accounting.

     (d) All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this paragraph 6. These expenses include but are not limited to brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depository, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and trustees if available) of the Fund which inure to its benefit, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.

               7. Delegation of Responsibilities. Upon the request of the Fund's Board of Trustees, the Investment Manager may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Investment Manager's cost in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Investment Manager of any Fund expense that the Investment Manager is not required to pay or assume under this Agreement shall not relieve the Investment Manager of any of its obligations to the Fund nor obligate the Investment Manager to pay or assume any similar Fund expense on any subsequent occasion.

               8. Engagement of Sub-advisors and Broker-Dealers. The Investment Manager may engage, subject to approval of the Fund's Board of Trustees, and where required, the shareholders of the Portfolio, a sub-advisor to provide advisory services in relation to the Portfolio. Under such sub-advisory agreement, the Investment Manager may delegate to the sub-advisor the duties outlined in subparaghs (e), (f), (g) and (h) of paragraph 2 hereof.

     9. Compensation. The Fund shall pay the Investment Manager in full compensation for services rendered hereunder an annual investment advisory fee, payable monthly, of 1.00% of the average daily net assets of the Portfolio.

               10. Expense Limitation. If, for any fiscal year of the Fund, the total of all ordinary business expenses of the Portfolio, including all investment advisory and administration fees but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, would exceed 1.05% of the average daily net assets of the Portfolio, the Investment Manager agrees to pay the Fund such excess expenses, and if required to do so pursuant to such applicable statute or regulatory authority, to pay to the Fund such excess expenses no later than the last day of the first month of the next succeeding fiscal year of the Fund. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the Fund's current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

               11. Non-Exclusivity. The services of the Investment Manager to the Portfolio are not to be deemed to be exclusive, and the Investment Manager shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Investment Manager may serve as officers or trustees of the Fund, and that officers or trustees of the Fund may serve as officers or directors of the Investment Manager to the extent permitted by law; and that the officers and directors of the Investment Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

               12. Term and Approval. This Agreement shall become effective on May 1, 1996 and shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

     (a) (i) by the Fund's Board of Trustees or (ii) by the vote of a majority of the Portfolio's outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act); and

     (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Fund trustees), by votes cast in person at a meeting specifically called for such purpose.

               13. Termination. This Agreement may be terminated at any time without the payment of any penalty or prejudice to the completion of any transactions already initiated on behalf of the Portfolio, by vote of the Fund's Board of Trustees or by vote of a majority of the Portfolio's outstanding voting securities, or by the Investment Manager, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement automatically terminates in the event of its assignment, the term "assignment" for the purpose having the meaning defined in Section 2(a)(4) of the Investment Company Act.

               14. Liability of Investment Manager and Indemnification. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Investment Manager or any of its officers, trustees or employees, it shall not be subject to liability to the Fund or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

               15. Liability of Trustees and Shareholders. A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees or shareholders individually but are binding only upon the assets and property of the Fund. Federal and state laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Fund or Investment Manager may have under applicable law.

               16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice, it is agreed that the address of the Fund shall be 126 High Street, Boston, Massachusetts, 02110, and the address of the Investment Manager shall be One Corporate Drive, Shelton, Connecticut 06484.

               17. Questions of  Interpretation.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Investment Company Act, reflected in any provision of this Agreement is released by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

                                                  AMERICAN SKANDIA TRUST


Attest:                                  By___________________________________
                                             Gordon C. Boronow
___________________________________          Executive Vice President


                                                AMERICAN SKANDIA INVESTMENT
                                                SERVICES INCORPORATED

Attest:                                  By___________________________________
                                             Thomas M. Mazzaferro
___________________________________          President & Chief Operating Officer

      Exhibit Number                          Description

     5(pp) Sub-Advisory Agreement between Registrant and American Skandia Investment Services, Incorporated and Rowe Price-Fleming,
                              Inc. for the T. Rowe Price International
                              Bond Portfolio

                             SUB-ADVISORY AGREEMENT

     THIS   AGREEMENT  is  between   American   Skandia   Investment   Services,
Incorporated (the "Investment Manager") and Rowe Price-Fleming International, Inc. (the "Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the T. Rowe Price International Bond Portfolio (the "Portfolio") under the terms of a management agreement, dated May 1, 1996, with the Trust (the "Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1. Investment Services. The Sub-Advisor will furnish the Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-Laws. Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

         Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor, will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

         The Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

         The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-Advisor or information relating directly or indirectly to the Sub-Advisor, such Registration Statement or Proxy Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Advisor further represents and warrants that it is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

         Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

         In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapter M of the Internal Revenue Code, applicable to it, and the regulations promulgated thereunder. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provision of the Declaration of Trust and By-Laws of the Trust; (iii) policies and determinations of the Trust and Investment Manager; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the investment program of the Portfolio.

         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios.

     2. Delivery of Documents to Sub-Advisor. The Investment Manager has furnished the Sub-Advisor with copies of each of the following documents:

     (a) The Declaration of Trust of the Trust as in effect on the date hereof;

     (b) The By-laws of the Trust in effect on the date hereof;

     (c) The resolutions of the Trustees approving the engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

     (d) The resolutions of the Trustees selecting the Investment Manager as investment manager to the Trust and approving the form of the Investment Manager's Management Agreement with the Trust;

     (e) The Investment Manager's Management Agreement with the Trust;

     (f) The Code of Ethics of the Trust and of the Investment Manager as currently in effect; and

     (g) A list of companies the securities of which are not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items
(a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3. Delivery of Documents to the Investment Manager. The Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

(a) The Sub-Advisor's Form ADV as filed with the Securities and Exchange Commission;

(b) The Sub-Advisor's most recent balance sheet;

(c) Separate lists of persons who the Sub-Advisor wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(d) The Code of Ethics of the Sub-Advisor as currently in effect.

The Sub-Advisor will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

4. Investment Advisory Facilities. The Sub-Advisor, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5. Execution of Portfolio Transactions. Sub-Advisor is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

               Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the
Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6. Reports by Sub-Advisor. The Sub-Advisor shall furnish the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's Registration, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information required to be disclosed in the Trust's Registration Statement.

7. Compensation of Sub-Advisor. The amount of the compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

     For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of: .40 of 1% of the average daily net assets of the Portfolio.

         In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

         Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture. Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8. Confidential Treatment. It is understood that any information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9. Representations of the Parties. Each party to this Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10. Liability. The Sub-Advisor shall use its best efforts and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

         The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11. Other Activities of Sub-Advisor. Investment Manager agrees that the Sub-Advisor and any of its partners or employees, and persons affiliated with it or with any such partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio and other portfolios of the Trust or accounts for other investors or institutions will be made on a basis that is equitable to all portfolios of the Trust and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13. Notification. Sub-Advisor will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

         Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:        American Skandia Investment Services Incorporated
                           One Corporate Drive
                           Shelton, Connecticut  06484
                           Attention:  Thomas M. Mazzaferro
                           President & Chief Operating Officer

Sub-Advisor:               Rowe Price-Fleming International, Inc.
                           100 East Pratt Street
                           Baltimore, Maryland 21202
                           Attention:  [ _________________ ]

14. Indemnification. The Sub-Advisor agrees to indemnify and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished to Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Sub-Advisor and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Sub-Advisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-Advisor in writing; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15. Warranty. The Investment Manager represents and warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the Investment Company Act of 1940, the Trust's governing documents and other applicable laws.

         The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16. Governing Law. This agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

The effective date of this agreement is May 1, 1996


FOR THE INVESTMENT MANAGER:                      FOR THE SUB-ADVISOR:




Thomas Mazzaferro
President & Chief Operating Officer


Date:                                           Date:



Attest:                                         Attest:

     Exhibit Number                 Description


     5(qq) Sub-advisory Agreement Between American Skandia Investment Services, Incorporated and Robertson, Stephens & Company Investment Management,
                                    L.P. for the Roberston Stephens
                                    Value + Growth Portfolio.

                             SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American  Skandia  Investment  Services,  Incorporated
(the  "Investment  Manager")  and  Robertson,   Stephens  &  Company  Investment
Management, L.P. (the "Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "ICA"); and

     WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the Robertson Stephens Value + Growth Portfolio (the "Portfolio") under the terms of a management agreement, dated May 1, 1996, with the Trust (the "Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1. Investment Services. The Sub-Advisor will furnish the Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-Laws. Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

         Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor, will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

         The Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

         The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-Advisor or information relating directly or indirectly to the Sub-Advisor, such Registration Statement or Proxy Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Advisor further represents and warrants that it is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

         Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

         In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapter M (including Section 851(b)(1), (2) and 3) of the Internal Revenue Code, applicable to it, and the regulations promulgated thereunder. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provision of the Declaration of Trust and By-Laws of the Trust; (iii) policies and determinations of the Trust and Investment Manager; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the investment program of the Portfolio.

         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios.

     2. Delivery of Documents to Sub-Advisor. The Investment Manager has furnished the Sub-Advisor with copies of each of the following documents:

     (a) The Declaration of Trust of the Trust as in effect on the date hereof;

     (b) The By-laws of the Trust in effect on the date hereof;

     (c) The resolutions of the Trustees approving the engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

     (d) The resolutions of the Trustees selecting the Investment Manager as investment manager to the Trust and approving the form of the Investment Manager's Management Agreement with the Trust;

     (e) The Investment Manager's Management Agreement with the Trust;

     (f) The Code of Ethics of the Trust and of the Investment Manager as currently in effect; and

     (g) A list of companies the securities of which are not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items
(a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

     3. Delivery of Documents to the Investment Manager. The Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

     (a) The Sub-Advisor's Form ADV as filed with the Securities and Exchange Commission;

     (b) The Sub-Advisor's most recent balance sheet;

     (c) Separate lists of persons who the Sub-Advisor wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

     (d)      The Code of Ethics of the Sub-Advisor as currently in effect.

The Sub-Advisor will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

4. Investment Advisory Facilities. The Sub-Advisor, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5. Execution of Portfolio Transactions. Sub-Advisor is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

               Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the
Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6. Reports by Sub-Advisor. The Sub-Advisor shall furnish the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's Registration, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information required to be disclosed in the Trust's Registration Statement.

7. Compensation of Sub-Advisor. The amount of the compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

     For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of: .60 of 1% of the portion of the net assets of the Portfolio not in excess of $200 million; and .50 of 1% of the portion of the net assets over $200 million.

         In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

         Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture. Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8. Confidential Treatment. It is understood that any information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9. Representations of the Parties. Each party to this Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10. Liability. The Sub-Advisor shall use its best efforts and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

         The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11. Other Activities of Sub-Advisor. Investment Manager agrees that the Sub-Advisor and any of its partners or employees, and persons affiliated with it or with any such partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio and other portfolios of the Trust or accounts for other investors or institutions will be made on a basis that is equitable to all portfolios of the Trust and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13. Notification. Sub-Advisor will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

         Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:        American Skandia Investment Services Incorporated
                           One Corporate Drive
                           Shelton, Connecticut  06484
                           Attention:  Thomas M. Mazzaferro
                           President & Chief Operating Officer

Sub-Advisor:               Robertson, Stephens & Company
                           Investment Management, L.P.
                           555 California Street
                           San Francisco, California 94104
                           Attention:  David Elliot

14. Indemnification. The Sub-Advisor agrees to indemnify and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished to Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Sub-Advisor and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Sub-Advisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-Advisor in writing; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15. Warranty. The Investment Manager represents and warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the Investment Company Act of 1940, the Trust's governing documents and other applicable laws.

         The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16. Governing Law. This agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

The effective date of this agreement is May 1, 1996


FOR THE INVESTMENT MANAGER:                             FOR THE SUB-ADVISOR:




Thomas Mazzaferro
President & Chief Operating Officer


Date:                                                    Date:



Attest:                                                  Attest:

         Exhibit Number            Description

          6(b)                     Underwriting Agreement Between
                                   Registrant and American Skandia
                                   Marketing, Incorporated


                          (To Be Filed By Amendment)

                                   EXHIBIT 10

                           CONSENT OF WERNER & KENNEDY

                                   EXHIBIT 11

                          CONSENT OF DELOITTE & TOUCHE